UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-03290

Name of Fund:	BlackRock Variable Series Funds, Inc.
     BlackRock Balanced Capital V.I. Fund
     BlackRock Basic Value V.I. Fund
     BlackRock Capital Appreciation V.I. Fund
     BlackRock Equity Dividend V.I. Fund
     BlackRock Global Allocation V.I. Fund
     BlackRock Global Opportunities V.I. Fund
     BlackRock Government Income V.I. Fund
     BlackRock High Income V.I. Fund
     BlackRock International Value V.I. Fund
     BlackRock Large Cap Core V.I. Fund
     BlackRock Large Cap Growth V.I. Fund
     BlackRock Large Cap Value V.I. Fund
     BlackRock Money Market V.I. Fund
     BlackRock S&P 500 Index V.I. Fund
     BlackRock Total Return V.I. Fund
BlackRock Value Opportunities V.I. Fund
Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Variable Series Funds, Inc., 55 East 52nd Street, New York, NY 10055
Registrant’s telephone number, including area code: (800) 441-7762
Date of fiscal year end: 12/31/2011
Date of reporting period: 06/30/2011

Item 1 — Report to Stockholders

June 30, 2011

Semi-Annual Report (Unaudited)

BlackRock Variable Series Funds, Inc.

“Markets generally moved higher despite heightened volatility during the reporting period.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of
June 30, 2011	6-month	12-month

US large cap equities (S&P 500 Index)	6.02%	30.69%

US small cap equities (Russell 2000 Index)	6.21	37.41

International equities (MSCI Europe, Australasia, Far East Index)	4.98	30.36

Emerging market equities (MSCI Emerging Markets Index)	0.88	27.80

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.08	0.16

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	3.26	1.88

US investment grade bonds (Barclays Capital US Aggregate Bond Index)	2.72	3.90

Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	4.42	3.48

US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	4.98	15.53

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

Dear Shareholder

The recent downgrade of US long-term debt by Standard & Poor’s marked an historic event for financial markets. Stocks tumbled in the days before and after the announcement on August 5 as investors contemplated the pervasiveness of the lower US credit rating across asset classes and the future direction of the global economy. BlackRock was well prepared for the possibility of a downgrade and the firm had no need to execute any forced selling of securities in response to the S&P action. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets.

The pages that follow reflect your mutual fund’s reporting period ended June 30, 2011. Accordingly, the below discussion is intended to provide you with perspective on the performance of your investments during that period.

Economic conditions in the second quarter of 2011 were strikingly similar to the scenario of the same quarter last year. The sovereign debt crisis in Europe, tightening monetary policy in China and a global economic slowdown were again the key concerns that drove investors away from risky assets. The second-quarter correction in 2010 was significant, but markets were revived toward the end of the summer as positive economic news and robust corporate earnings whetted investor appetite for yield. The global economy had finally gained traction and investor fear turned to optimism with the anticipation of a second round of quantitative easing (“QE2”) from the US Federal Reserve Board (the “Fed”). Stock markets rallied despite the ongoing European debt crisis and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward, pushing prices down, especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles abounded.

The new year brought spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industry supply chains and concerns mounted over US debt and deficit issues. Equities quickly rebounded from each of these events as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Global credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors responded to the Fed’s early 2011 reaffirmation that it will keep interest rates low.

However, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis was not over. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt. This development rekindled fears about the broader debt crisis and its further contagion among peripheral European countries. Concurrently, it became evident that the pace of global economic growth had slowed. Higher oil prices and supply chain disruptions in Japan finally caught up with economic data. Investors pulled back from riskier assets and stocks generally declined throughout most of May and June, but year-to-date performance in global equity markets was positive, and 12-month returns were remarkably strong. In bond markets, yields were volatile but generally moved lower for the period as a whole (pushing prices up). Continued low short-term interest rates kept yields on money market securities near their all-time lows.

For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

June 30, 2011

Semi-Annual Report (Unaudited)

BlackRock Balanced Capital V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Fund Summary as of June 30, 2011
Investment Objective

BlackRock Balanced Capital V.I. Fund’s (the “Fund”) investment objective is to seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.
Portfolio Management Commentary

How did the Fund perform?

•	Stocks outperformed bonds during the six-month period ended June 30, 2011, as the Russell 1000® Index advanced 6.37%, while the Barclays Capital US Aggregate Bond Index gained 2.72%. The Fund outperformed its blended benchmark (60% Russell 1000® Index/40% Barclays Capital US Aggregate Bond Index), which returned 4.93% for the period.

What factors influenced performance?

•	From an asset allocation standpoint, our decision to overweight the equity portion of the Fund early in the six-month period proved to be additive to performance. The decision to trim equity exposure as markets became more volatile during the second quarter also added value. Within equities, stock selection in health care accounted for the largest contribution to results, with an overweight in the defensive sector also providing a strong boost. Within the fixed income segment, performance benefited primarily from an allocation outside the benchmark index to high-yield corporate credit, which experienced a broad rally on improving fundamentals and continued signs of a US economic recovery.

•	Conversely, within the equity segment of the Fund, stock selection in industrials detracted from performance. In particular, the Fund’s positioning in airlines hampered returns, where higher jet fuel prices threatened to either significantly increase operating costs or destroy demand/traffic as airlines attempted to pass through costs in the form of higher ticket prices.

•	Within the fixed income segment, the Fund’s short duration bias and yield curve management hurt returns as interest rates moved lower during the period.

Describe recent portfolio activity.

•	During the six-month period, we reduced the Fund’s overall weighting to equity relative to fixed income. Uncertainty in global markets coupled with headwinds coming out of Europe presented an environment in which de-risking the Fund was prudent. Within the equity segment, we increased exposure to the energy, health care and information technology (IT) sectors, and reduced allocations to consumer discretionary and utilities. Within the fixed income segment, we increased quality and liquidity ahead of the scheduled ending of the government’s monetary stimulus program, but remained underweight relative to the benchmark in government-owned/government-related sectors in favor of non-government spread sectors.

Describe portfolio positioning at period end.

•	At the end of the period, the Fund was neutral in its equity and fixed income weightings. Within equities, we continued to maintain a balance between domestic cyclicals and more dependable growth names. Relative to the Russell 1000® Index, the Fund’s largest sector overweights were in health care and IT, while financials and consumer staples represented the largest underweights. Compared to the Barclays Capital US Aggregate Bond Index, the fixed income segment held underweights in US Treasuries, agency debentures and FDIC-guaranteed debt, with an overweight in agency mortgage-backed securities (MBS). In spread sectors, the Fund was overweight in investment-grade corporate debt, commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). The Fund also held a reduced out-of-index allocation to non-agency residential MBS and high-yield corporate credit. Despite the recent volatility, we believe spread sectors will continue to benefit from gradually improving economic conditions. The Fund ended the period with a slightly shorter duration than the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests in a balanced portfolio of fixed income and equity securities.

[2]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance- related fees and expenses.

[3]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Barclays Capital US Aggregate Bond Index (40%).

[4]	This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 91% of the total market capitalization of the Russell 3000® Index.

[5]	This unmanaged index is a widely recognized market-weighted index comprised of investment grade corporate bonds, rated BBB or better, mortgages and US Treasury and US government agency issues with at least one year to maturity.
Performance Summary as of June 30, 2011

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years[7]	10 Years[7]

Class I Shares[6]	8.04%	21.71%	3.00%	3.40%

60% Russell 1000® Index/40% Barclays Capital US Aggregate Bond Index	4.93	20.25	5.00	4.58

Russell 1000® Index	6.37	31.93	3.30	3.21

Barclays Capital US Aggregate Bond Index	2.72	3.90	6.52	5.74

[6]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[7]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Fund Information as of June 30, 2011

Percent of
Portfolio Composition	Long-Term Investments

Common Stocks	52%
US Government Sponsored Agency Securities	22
Corporate Bonds	13
US Treasury Obligations	5
Non-Agency Mortgage-Backed Securities	4
Asset-Backed Securities	3
Foreign Agency Obligations	1

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2011 and held through June 30, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Including Interest Expense
	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	January 1, 2011	June 30, 2011	During the Period[1]	January 1, 2011	June 30, 2011	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,080.40	$5.67	$1,000.00	$1,019.34	$5.51	1.10%

	Excluding Interest Expense

Class I	$1,000.00	$1,080.40	$5.62	$1,000.00	$1,019.39	$5.46	1.09%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
The Benefit and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trusts had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of the portfolio investments. Changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage discussed above.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.
Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Financials Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Such derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund

Schedule of Investments June 30, 2011 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 1.4%
Lockheed Martin Corp.	2,700	$218,619
Raytheon Co.	4,100	204,386

		423,005

Airlines — 0.6%
Southwest Airlines Co.	16,800	191,856

Auto Components — 0.7%
Autoliv, Inc.	2,600	203,970

Beverages — 0.7%
Dr. Pepper Snapple Group, Inc.	4,700	197,071

Biotechnology — 1.6%
Amgen, Inc. (a)	4,300	250,905
Biogen Idec, Inc. (a)	2,000	213,840

		464,745

Capital Markets — 0.6%
Raymond James Financial, Inc.	500	16,075
TD Ameritrade Holding Corp.	8,100	158,031

		174,106

Chemicals — 0.2%
RPM International, Inc.	2,500	57,550

Commercial Services & Supplies — 0.8%
Avery Dennison Corp.	1,800	69,534
Pitney Bowes, Inc.	7,900	181,621

		251,155

Communications Equipment — 0.7%
Motorola Solutions, Inc. (a)	4,514	207,824

Computers & Peripherals — 3.2%
Apple, Inc. (a)	700	234,969
Dell, Inc. (a)	13,800	230,046
QLogic Corp. (a)	6,500	103,480
Seagate Technology (a)	11,700	189,072
Western Digital Corp. (a)	5,100	185,538

		943,105

Construction & Engineering — 0.9%
Chicago Bridge & Iron Co. NV	2,200	85,580
Fluor Corp.	2,900	187,514

		273,094

Consumer Finance — 0.9%
Capital One Financial Corp.	1,500	77,505
Discover Financial Services, Inc.	7,600	203,300

		280,805

Diversified Consumer Services — 1.1%
Apollo Group, Inc., Class A (a)	4,000	174,720
ITT Educational Services, Inc. (a)	2,100	164,304

		339,024

Diversified Financial Services — 0.6%
JPMorgan Chase & Co.	1,000	40,940
Moody’s Corp.	3,900	149,565

		190,505

Diversified Telecommunication Services — 1.4%
AT&T, Inc.	1,700	53,397
Level 3 Communications, Inc. (a)	78,000	190,320
Verizon Communications, Inc.	4,600	171,258

		414,975

Electronic Equipment, Instruments & Components — 0.7%
Corning, Inc.	11,300	205,095

Food & Staples Retailing — 1.3%
The Kroger Co.	8,200	203,360
Safeway, Inc.	7,700	179,949

		383,309

Gas Utilities — 0.4%
Atmos Energy Corp.	3,400	113,050

Health Care Providers & Services — 6.1%
Aetna, Inc.	4,600	202,814
AmerisourceBergen Corp.	5,000	207,000
Cardinal Health, Inc.	4,600	208,932
Humana, Inc. (a)	2,200	177,188
Lincare Holdings, Inc.	5,500	160,985
McKesson Corp.	2,400	200,760
Tenet Healthcare Corp. (a)	28,300	176,592
UnitedHealth Group, Inc.	5,100	263,058
WellPoint, Inc. (a)	2,800	220,556

		1,817,885

Household Products — 0.2%
The Procter & Gamble Co.	1,000	63,570

IT Services — 1.0%
International Business Machines Corp.	600	102,930
The Western Union Co.	10,300	206,309

		309,239

Independent Power Producers & Energy Traders — 0.3%
NRG Energy, Inc. (a)	3,500	86,030

Industrial Conglomerates — 0.8%
General Electric Co.	12,500	235,750

Insurance — 1.0%
Assurant, Inc.	1,700	61,659
Principal Financial Group, Inc.	1,700	51,714
Unum Group	7,300	186,004

		299,377

Life Sciences Tools & Services — 1.4%
Agilent Technologies, Inc. (a)	4,000	204,440
Illumina, Inc. (a)	2,600	195,390

		399,830

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AUD	Australian Dollar	LIBOR	London InterBank Offered Rate
CHF	Swiss Franc	RB	Revenue Bonds
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	USD	US Dollar
GO	General Obligation Bonds

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value

Machinery — 0.2%
Timken Co.		1,400	$70,560

Media — 3.5%
CBS Corp., Class B		7,900	225,071
DIRECTV, Class A (a)		4,700	238,854
DISH Network Corp. (a)		6,600	202,422
Gannett Co., Inc.		7,600	108,832
Interpublic Group of Cos., Inc.		15,200	190,000
Time Warner Cable, Inc.		900	70,236

			1,035,415

Metals & Mining — 2.0%
Alcoa, Inc.		12,200	193,492
Cliffs Natural Resources, Inc.		2,300	212,635
Walter Industries, Inc.		1,500	173,700

			579,827

Multi-Utilities — 0.6%
Ameren Corp.		6,500	187,460

Multiline Retail — 0.5%
Dollar Tree, Inc. (a)		2,300	153,226

Oil, Gas & Consumable Fuels — 5.0%
Chevron Corp.		900	92,556
Exxon Mobil Corp.		4,900	398,762
Frontier Oil Corp.		5,800	187,398
Marathon Oil Corp.		4,400	231,792
Murphy Oil Corp.		3,100	203,546
Tesoro Corp. (a)		8,000	183,280
Valero Energy Corp.		7,300	186,661

			1,483,995

Paper & Forest Products — 1.0%
International Paper Co.		6,500	193,830
MeadWestvaco Corp.		3,100	103,261

			297,091

Personal Products — 0.5%
Herbalife Ltd.		2,400	138,336

Pharmaceuticals — 3.9%
Bristol-Myers Squibb Co.		8,700	251,952
Eli Lilly & Co.		6,200	232,686
Forest Laboratories, Inc. (a)		4,900	192,766
Johnson & Johnson		900	59,868
Pfizer, Inc.		19,801	407,901

			1,145,173

Semiconductors & Semiconductor Equipment — 8.2%
Altera Corp.		4,500	208,575
Analog Devices, Inc.		4,600	180,044
Applied Materials, Inc.		15,300	199,053
Atmel Corp. (a)		13,100	184,317
Cypress Semiconductor Corp. (a)		8,700	183,918
KLA-Tencor Corp.		4,500	182,160
Lam Research Corp. (a)		4,200	185,976
Maxim Integrated Products, Inc.		7,000	178,920
National Semiconductor Corp.		7,600	187,036
Novellus Systems, Inc. (a)		5,200	187,928
Nvidia Corp. (a)		11,200	178,472
ON Semiconductor Corp. (a)		16,200	169,614
Teradyne, Inc. (a)		12,700	187,960

			2,413,973

Software — 2.3%
Autodesk, Inc. (a)		4,500	173,700
CA, Inc.		6,700	153,028
Microsoft Corp.		5,600	145,600
Symantec Corp. (a)		10,300	203,116

			675,444

Specialty Retail — 1.2%
Limited Brands, Inc.		4,900	188,405
Williams-Sonoma, Inc.		4,300	156,907

			345,312

Textiles, Apparel & Luxury Goods — 0.3%
Coach, Inc.		1,300	83,109

Tobacco — 1.2%
Philip Morris International, Inc.		5,100	340,527

Wireless Telecommunication Services — 1.3%
MetroPCS Communications, Inc. (a)		10,700	184,147
Sprint Nextel Corp. (a)		35,300	190,267

			374,414

Total Common Stocks — 60.3%			17,849,787

Fixed Income Securities

	Par
Asset-Backed Securities	(000)

ACE Securities Corp., Series 2005-ASP1, Class M1, 0.87%, 9/25/35 (b)	USD	100	32,334
AmeriCredit Automobile Receivables Trust, Series 2011-2, Class C, 3.19%, 10/12/16		30	30,789
Citibank Omni Master Trust, Series 2009-A8, Class A8, 2.29%, 5/16/16 (b)(c)		90	91,083
Countrywide Asset-Backed Certificates, Series 2004-5, Class A, 0.64%, 10/25/34 (b)		11	9,403
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16	EUR	19	27,462
Lehman XS Trust, Series 2005-5N, Class 3A2, 0.55%, 11/25/35 (b)	USD	30	11,386
Morgan Stanley ABS Capital I, Series 2005-HE1, Class A2MZ, 0.49%, 12/25/34 (b)		8	6,854
Morgan Stanley Home Equity Loans, Series 2007-2, Class A1, 0.29%, 4/25/37 (b)		37	35,124
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.45%, 6/25/35 (b)		21	19,708
SLM Student Loan Trust, Series 2008-5, Class A4, 1.97%, 7/25/23 (b)		100	104,498
Scholar Funding Trust, Series 2011-A, Class A, 1.00%, 10/28/43		100	99,504
Santander Consumer Acquired Receivables Trust (c):
Series 2011-S1A, Class B, 1.66%, 8/15/16		46	45,854
Series 2011-S1A, Class C, 2.01%, 8/15/16		46	45,562
Series 2011-WO, Class C, 3.19%, 10/15/15		20	20,212

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Asset-Backed Securities	(000)		Value

Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%, 12/15/14	USD	25	$25,082
Series 2010-2, Class C, 3.89%, 7/17/17		30	30,718
Series 2010-B, Class B, 2.10%, 9/15/14 (c)		20	20,173
Series 2010-B, Class C, 3.02%, 10/17/16 (c)		20	20,449
Series 2011-1, Class D, 4.01%, 2/15/17		25	24,825
Series 2011-S1A, Class B, 1.48%, 5/15/17 (c)		50	49,737
Structured Asset Investment Loan Trust (b):
Series 2003-BC6, Class M1, 1.31%, 7/25/33		108	88,405
Series 2003-BC7, Class M1, 1.31%, 7/25/33		84	66,719
Series 2004-8, Class M4, 1.19%, 9/25/34		20	8,861
Structured Asset Securities Corp. (b):
Series 2004-23XS, Class 2A1, 0.49%, 1/25/35		22	15,617
Series 2005-GEL2, Class A, 0.47%, 4/25/35		7	6,370

Total Asset-Backed Securities — 3.2%			936,729

Corporate Bonds

Auto Components — 0.0%
BorgWarner, Inc., 4.63%, 9/15/20		10	10,191

Capital Markets — 1.2%
Credit Suisse AG, 5.40%, 1/14/20		10	10,124
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		35	37,553
3.70%, 8/01/15		20	20,365
3.63%, 2/07/16		167	168,813
Lehman Brothers Holdings, Inc., 6.75%, 12/28/17 (a)(d)		25	13
Morgan Stanley, 4.00%, 7/24/15		100	101,769

			338,637

Chemicals — 0.2%
CF Industries, Inc., 7.13%, 5/01/20		25	29,094
Dow Chemical Co., 4.25%, 11/15/20		40	39,038

			68,132

Commercial Banks — 2.1%
BNP Paribas Home Loan Covered Bonds SA, 2.20%, 11/02/15 (c)		90	87,951
CIT Group, Inc., 7.00%, 5/01/17		26	26,282
Corporacion Andina de Fomento, 6.88%, 3/15/12		50	51,956
DnB NOR Boligkreditt, 2.10%, 10/14/16 (c)		200	197,659
Eksportfinans ASA:
2.00%, 9/15/15		70	69,812
5.50%, 5/25/16		25	28,568
HSBC Holdings Plc, 5.10%, 4/05/21		20	20,496
Royal Bank of Canada, 3.13%, 4/14/15 (c)		100	103,956
VTB Capital SA, 6.55%, 10/13/20 (c)		20	20,300

			606,980

Construction Materials — 0.0%
Lafarge SA, 7.13%, 7/15/36	USD	5	4,917

Consumer Finance — 0.2%
Credit Acceptance Corp., 9.13%, 2/01/17 (c)		30	32,025
SLM Corp., 6.25%, 1/25/16		25	25,937

			57,962

Diversified Financial Services — 2.2%
Ally Financial, Inc., 8.00%, 3/15/20		30	31,875
Bank of America Corp.:
3.63%, 3/17/16		10	10,029
5.63%, 7/01/20		35	36,138
5.00%, 5/13/21		15	14,818
Citigroup, Inc.:
5.00%, 9/15/14		5	5,240
4.75%, 5/19/15		40	42,302
4.59%, 12/15/15		130	136,709
3.95%, 6/15/16		50	51,185
6.00%, 8/15/17		5	5,475
5.38%, 8/09/20		5	5,218
General Electric Capital Corp., 6.15%, 8/07/37		25	25,931
JPMorgan Chase & Co.:
0.91%, 2/26/13		250	251,769
3.15%, 7/05/16		40	40,245

			656,934

Diversified Telecommunication Services — 0.6%
GTE Corp., 6.84%, 4/15/18		30	34,898
Level 3 Escrow, Inc., 8.13%, 7/01/19 (c)		6	6,030
Level 3 Financing, Inc.:
8.75%, 2/15/17		3	3,060
10.00%, 2/01/18		10	10,738
Qwest Communications International, Inc.:
8.00%, 10/01/15		18	19,575
7.13%, 4/01/18		7	7,516
Qwest Corp.:
7.63%, 6/15/15		5	5,650
8.38%, 5/01/16		8	9,440
6.50%, 6/01/17		4	4,340
Telefonica Emisiones SAU, 4.95%, 1/15/15		25	26,603
Verizon Communications, Inc.:
8.75%, 11/01/18		25	32,528
6.40%, 2/15/38		27	29,262

			189,640

Electric Utilities — 0.9%
Alabama Power Co., 3.95%, 6/01/21		15	14,966
Cleveland Electric Illuminating Co., 8.88%, 11/15/18		2	2,563
Duke Energy Carolinas LLC, 3.90%, 6/15/21		10	9,993
Florida Power & Light Co., 5.95%, 2/01/38		25	27,610
Georgia Power Co., 3.00%, 4/15/16		25	25,596
Hydro-Quebec:
9.40%, 2/01/21		15	21,494
8.40%, 1/15/22		25	34,483
8.05%, 7/07/24		65	89,575
Jersey Central Power & Light Co., 7.35%, 2/01/19		5	6,071
Southern California Edison Co.:
3.88%, 6/01/21		15	14,971
5.63%, 2/01/36		6	6,335

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

Electric Utilities (concluded)

Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (c)	USD	10	$10,429

			264,086

Energy Equipment & Services — 0.2%
Ensco Plc, 4.70%, 3/15/21		11	11,112
MEG Energy Corp., 6.50%, 3/15/21 (c)		20	20,100
Pride International, Inc., 6.88%, 8/15/20		10	11,630

			42,842

Food Products — 0.1%
Kraft Foods, Inc.:
6.50%, 8/11/17		6	7,053
5.38%, 2/10/20		25	27,330

			34,383

Health Care Providers & Services — 0.2%
HCA, Inc., 7.25%, 9/15/20		20	21,475
Tenet Healthcare Corp.:
9.00%, 5/01/15		10	10,725
8.88%, 7/01/19		20	22,075
WellPoint, Inc., 5.25%, 1/15/16		10	11,152

			65,427

Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18		10	9,025
Yum! Brands, Inc.:
6.25%, 4/15/16		9	10,323
5.30%, 9/15/19		6	6,449

			25,797

IT Services — 0.2%
First Data Corp. (c):
7.38%, 6/15/19		20	20,150
12.63%, 1/15/21		40	42,800

			62,950

Independent Power Producers & Energy Traders — 0.1%
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		30	31,994

Insurance — 1.4%
American International Group, Inc.:
5.45%, 5/18/17		10	10,444
8.18%, 5/15/68		5	5,463
Fairfax Financial Holdings, Ltd., 5.80%, 5/15/21 (c)		20	19,374
Hartford Life Global Funding Trusts, 0.48%, 6/16/14 (b)		50	48,763
Lincoln National Corp., 7.00%, 6/15/40		10	11,277
Manulife Financial Corp., 3.40%, 9/17/15		20	20,618
Metropolitan Life Global Funding I (c):
2.50%, 1/11/13		185	188,349
5.13%, 6/10/14		25	27,314
Prudential Financial, Inc.:
4.75%, 9/17/15		30	32,276
4.50%, 11/15/20		30	29,800
Swiss Re Capital I LP, 6.85%, 5/29/49 (c)(e)		15	14,422
XL Capital Ltd., Series E, 6.50%, 12/29/49 (b)		10	9,175

			417,275

Life Sciences Tools & Services — 0.1%
Life Technologies Corp.:
6.00%, 3/01/20	USD	15	16,274
5.00%, 1/15/21		3	3,044

			19,318

Media — 1.4%
CBS Corp.:
4.63%, 5/15/18		5	5,153
8.88%, 5/15/19		10	12,748
5.75%, 4/15/20		10	10,838
CCH II LLC, 13.50%, 11/30/16		40	47,100
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		7	7,612
Series B, 9.25%, 12/15/17		48	52,320
Comcast Corp.:
5.88%, 2/15/18		25	28,039
6.45%, 3/15/37		23	24,600
Cox Communications, Inc., 8.38%, 3/01/39 (c)		35	45,766
DIRECTV Holdings LLC, 3.13%, 2/15/16		15	15,218
Discovery Communications LLC, 3.70%, 6/01/15		20	21,044
NBC Universal Media LLC (c):
5.15%, 4/30/20		37	39,068
4.38%, 4/01/21		10	9,895
News America, Inc.:
6.40%, 12/15/35		40	41,831
6.15%, 2/15/41 (c)		25	24,766
Time Warner Cable, Inc., 5.88%, 11/15/40		15	14,804
Time Warner, Inc., 4.70%, 1/15/21		10	10,132

			410,934

Metals & Mining — 0.4%
AngloGold Ashanti Holdings Plc, 5.38%, 4/15/20		10	9,846
Barrick Gold Corp., 2.90%, 5/30/16 (c)		80	79,937
Cliffs Natural Resources, Inc., 4.88%, 4/01/21		20	20,055
Novelis, Inc., 8.75%, 12/15/20 (c)		20	21,600

			131,438

Multi-Utilities — 0.1%
Xcel Energy, Inc., 6.50%, 7/01/36		20	22,791

Multiline Retail — 0.3%
Dollar General Corp., 11.88%, 7/15/17 (f)		25	28,500
Macy’s Retail Holdings, Inc., 5.90%, 12/01/16		30	33,677
Wal-Mart Stores, Inc., 5.63%, 4/15/41		20	20,634

			82,811

Oil, Gas & Consumable Fuels — 1.8%
Anadarko Petroleum Corp.:
5.95%, 9/15/16		39	43,898
6.38%, 9/15/17		14	16,049
Arch Coal, Inc., 7.25%, 10/01/20		30	30,525
BP Capital Markets Plc:
3.13%, 3/10/12		45	45,780
3.13%, 10/01/15		10	10,267
Chesapeake Energy Corp., 6.63%, 8/15/20		17	17,892
Consol Energy, Inc.:
8.00%, 4/01/17		6	6,540
8.25%, 4/01/20		9	9,810
El Paso Pipeline Partners Operating Co., LLC, 6.50%, 4/01/20		15	16,792

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

Oil, Gas & Consumable Fuels (concluded)

Enterprise Products Operating LLC, 5.20%, 9/01/20	USD	50	$52,722
KeySpan Gas East Corp., 5.82%, 4/01/41 (c)		15	15,430
Kinder Morgan Energy Partners LP:
5.30%, 9/15/20		26	27,352
6.55%, 9/15/40		5	5,235
Marathon Petroleum Corp., 6.50%, 3/01/41 (c)		20	20,671
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		25	26,295
Nexen, Inc., 7.50%, 7/30/39		25	27,964
Petrobras International Finance Co.:
3.88%, 1/27/16		40	40,733
5.88%, 3/01/18		15	16,139
5.75%, 1/20/20		44	46,937
Rockies Express Pipeline LLC (c):
3.90%, 4/15/15		4	4,059
6.85%, 7/15/18		6	6,727
Tennessee Gas Pipeline Co., 7.00%, 10/15/28		5	5,756
Valero Energy Corp.:
6.13%, 2/01/20		10	10,989
6.63%, 6/15/37		4	4,171
Western Gas Partners LP, 5.38%, 6/01/21		25	25,744
Woodside Finance, Ltd., 4.60%, 5/10/21 (c)		5	4,907

			539,384

Paper & Forest Products — 0.0%
International Paper Co., 5.30%, 4/01/15		1	1,094

Pharmaceuticals — 0.1%
Teva Pharmaceutical Finance LLC, 3.00%, 6/15/15		20	20,580
Wyeth, 6.00%, 2/15/36		10	10,813

			31,393

Real Estate Investment Trusts (REITs) — 0.1%
Hospitality Properties Trust, 5.63%, 3/15/17		7	7,238
Mack-Cali Realty LP, 7.75%, 8/15/19		5	6,015
Ventas Realty LP / Ventas Capital Corp., 4.75%, 6/01/21		10	9,762

			23,015

Real Estate Management & Development — 0.2%
Realogy Corp., 7.88%, 2/15/19 (c)		35	34,650
WEA Finance LLC, 4.63%, 5/10/21 (c)		10	9,705

			44,355

Road & Rail — 0.1%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		34	35,024

Software — 0.0%
Oracle Corp., 3.88%, 7/15/20 (c)		10	9,937

Thrifts & Mortgage Finance — 0.3%
PMI Group Inc., 6.00%, 9/15/16		40	22,600
Radian Group, Inc.:
5.63%, 2/15/13		40	38,800
5.38%, 6/15/15		40	32,500

			93,900

Tobacco — 0.1%
Philip Morris International, Inc., 4.50%, 3/26/20	USD	30	31,188

Wireless Telecommunication Services — 0.3%
Cricket Communications, Inc., 7.75%, 5/15/16		14	14,840
Intelsat Jackson Holdings SA, 7.25%, 4/01/19 (c)		12	11,910
Sprint Capital Corp., 6.88%, 11/15/28		5	4,738
Vodafone Group Plc, 4.15%, 6/10/14		41	43,990

			75,478

Total Corporate Bonds — 15.0%			4,430,207

Foreign Agency Obligations

Hellenic Republic Government Bond, 4.60%, 9/20/40	EUR	10	5,999
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13	USD	20	20,285
Mexico Government International Bond:
6.38%, 1/16/13		15	16,163
5.63%, 1/15/17		15	17,047
5.13%, 1/15/20		10	10,800
Poland Government International Bond, 5.13%, 4/21/21		25	25,844

Total Foreign Agency Obligations — 0.3%			96,138

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 1.3%
Arkle Master Issuer Plc, Series 2010-1A, Class 2A, 1.41%, 5/17/60 (b)(c)		100	99,839
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.39%, 4/25/46 (b)		15	8,204
Series 2006-0A5, Class 3A1, 0.39%, 4/25/46 (b)		31	19,200
Series 2007-J3, Class A10, 6.00%, 7/25/37		82	69,125
Credit Suisse Mortgage Capital Certificates:
Series 2006-C3, Class AM, 6.01%, 6/15/38 (g)		10	10,105
Series 2010-RR2, Class 2A, 5.99%, 9/15/39 (c)(g)		30	32,466
Series 2011-2R, Class 2A1, 3.70%, 7/27/36 (c)(g)		46	45,953
Series 2011-5R, Class 2A1, 4.74%, 8/26/46		38	32,606
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1, 5.52%, 8/25/35 (b)		18	16,218
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 0.99%, 11/25/34 (b)		9	8,235
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1, 0.31%, 10/25/46 (b)		53	53,135

			395,086

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Non-Agency Mortgage-Backed Securities	(000)		Value

Commercial Mortgage-Backed Securities — 3.2%
Banc of America Commercial Mortgage, Inc., Series 2006-5, Class AM, 5.45%, 9/10/47	USD	10	$9,995
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4A, 4.87%, 9/11/42		25	26,831
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48		40	43,417
Commercial Mortgage Pass-Through Certificates Series 2006-C7, Class AM, 5.97%, 6/10/46 (g)		40	41,166
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		20	18,334
Extended Stay America Trust, Series 2010-ESHA (c):
Class A, 2.95%, 11/05/27		99	98,363
Class D, 5.50%, 11/05/27		100	99,832
GE Capital Commercial Mortgage Corp., Series 2001-2, Class A4, 6.29%, 8/11/33		8	7,572
GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Class AAB, 4.70%, 12/10/41		151	156,781
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2006-CB14, Class AM, 5.62%, 12/12/44 (b)		15	14,760
Series 2006-LDP7, Class A4, 6.07%, 4/15/45 (b)		115	127,633
Series 2007-CB18, Class A3, 5.45%, 6/12/47		25	26,259
LB-UBS Commercial Mortgage Trust:
Series 2004-C8, Class C, 4.93%, 12/15/39 (g)		40	39,825
Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)		15	16,274
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.70%, 9/12/49		40	43,075
Morgan Stanley Capital I:
Series 1998-WF2, Class G, 6.34%, 7/15/30 (b)(c)		50	52,965
Series 2007-HQ12, Class A2FL, 0.44%, 4/12/49		9	8,640
Series 2007-HQ12, Class A2FX, 5.78%, 4/12/49 (g)		9	9,759
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.10%, 2/16/51 (b)(c)		50	55,859
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 6.10%, 2/15/51		30	32,638

			929,978

Total Non-Agency Mortgage-Backed Securities — 4.5%			1,325,064

Taxable Municipal Bonds

New York City Municipal Water Finance Authority, RB, Second General Resolution, Series EE:
5.38%, 6/15/43		10	10,581
5.50%, 6/15/43		15	16,133
State of California, GO, Various Purpose, Series 3, 5.45%, 4/01/15	USD	35	38,189

Total Taxable Municipal Bonds — 0.2%			64,903

US Government Sponsored Agency Securities

Agency Obligations — 0.7%
Fannie Mae:
5.13%, 1/02/14		100	109,740
0.00%, 10/09/19		35	24,501
Freddie Mac, 3.53%, 9/30/19		25	25,097
Tennessee Valley Authority, 5.25%, 9/15/39		60	63,528

			222,866

Collateralized Mortgage Obligations — 0.3%
Freddie Mac Mortgage-Backed Securities:
Series 3068, Class VA, 5.50%, 10/15/16		42	42,726
Series K013, Class A2, 3.97%, 1/25/21 (g)		60	60,715

			103,441

Federal Deposit Insurance Corporation Guaranteed — 0.1%
General Electric Capital Corp., 2.13%, 12/21/12		25	25,597

Interest Only Collateralized Mortgage Obligations — 0.5%
Ginnie Mae Mortgage-Backed Securities:
Series 2009-106, Class SU, 6.01%, 5/20/37 (b)		60	8,115
Series 2009-108, Class WI, 5.00%, 9/20/38		91	18,971
Series 2010-43, Class JI, 5.00%, 9/20/37		94	16,463
Series 2010-158, Class AI, 4.50%, 10/16/39		95	18,300
Series 2010-165, Class IP, 4.00%, 4/20/38		98	16,677
Series 2011-41, Class AI, 4.50%, 12/20/39		99	19,797
Series 2011-41, Class BI, 5.00%, 5/20/40		195	37,350

			135,673

Mortgage-Backed Securities — 23.7%
Fannie Mae Mortgage-Backed Securities:
2.81%, 11/01/35		1	1,026
3.32%, 12/01/40		24	25,201
3.50%, 7/15/41 (h)		300	293,063
4.00%, 7/15/41 (h)		1,386	1,402,583
4.50%, 7/15/41 (h)		1,297	1,342,472
4.81%, 8/01/38		53	57,207
5.00%, 7/15/41 (h)		912	971,588
5.50%, 7/15/41 (h)		605	656,157
6.00%, 7/15/41 (h)		428	471,642
6.50%, 7/15/41 (h)		300	339,656

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
US Government Sponsored Agency Securities	(000)		Value

Mortgage-Backed Securities (concluded)

Freddie Mac Mortgage-Backed Securities:
4.00%, 5/01/26	USD	98	$102,972
4.50%, 4/01/41		283	293,314
5.00%, 7/15/41 (h)		535	568,171
5.50%, 7/15/41 (h)		200	216,110
6.00%, 6/01/35		27	29,988
6.50%, 7/15/41 (h)		100	112,719

			6,883,869

Total US Government Sponsored Agency Securities — 24.9%			7,371,446

US Treasury Obligations

US Treasury Bonds:
8.13%, 5/15/21		85	121,377
6.25%, 8/15/23		30	38,058
3.50%, 2/15/39 (i)(j)		215	184,631
4.38%, 5/15/40 (j)		54	53,967
4.75%, 2/15/41		88	93,541
4.38%, 5/15/41		420	419,345
US Treasury Notes:
0.63%, 1/31/13		215	215,848
0.75%, 6/15/14		45	44,947
1.50%, 6/30/16		65	64,208
2.38%, 5/31/18		75	74,602
2.63%, 8/15/20		65	62,918
3.13%, 5/15/21		510	508,567

Total US Treasury Obligations — 6.4%			1,882,009

Total Fixed Income Securities — 54.4%			16,106,496

Preferred Securities

Capital Trusts

Capital Markets — 0.1%
Credit Suisse Guernsey Ltd., 5.86%, 5/29/49 (b)(e)		11	10,511

Commercial Banks — 0.1%
ABN AMRO North America Holding Preferred Capital Repackaging Trust I, 6.52%, 12/29/49 (c)(e)		20	18,500
Fifth Third Capital Trust IV, 6.50%, 4/15/67		10	9,825
Wachovia Capital Trust III, 5.57%, 3/29/49 (e)		5	4,575

			32,900

Insurance — 0.0%
Genworth Financial, Inc., 6.15%, 11/15/66		5	3,638
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (c)		5	6,637

			10,275

Total Capital Trusts — 0.2%			53,686

	Par
Trust Preferreds — 0.0%	(000)		Value

Commercial Banks — 0.0%
SunTrust Capital VIII, 6.10%, 12/01/66 (g)	USD	5	$4,900

Total Preferred Securities — 0.2%			58,586

Total Long-Term Investments (Cost — $31,876,879) — 114.9%			34,014,869

Short-Term Securities

Borrowed Bond Agreements — 0.1%
Bank of America Merrill Lynch, 0.00%		34	33,600

	Shares

Money Market Funds — 0.7%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (k)(l)		212,044	212,044

Total Short-Term Securities (Cost — $245,644) — 0.8%			245,644

Options Purchased	Contracts

Exchange-Traded Put Options — 0.0%
5-Year US Treasury Note:
Strike Price USD 116.00, Expires 8/26/11		3	586
Strike Price USD 117.00, Expires 8/26/11		4	1,281
Strike Price USD 119.00, Expires 8/26/11		1	852
Euro Dollar 1-Year Mid-Curve Options:
Strike Price USD 98.25, Expires 9/16/11		25	187
Strike Price USD 98.50, Expires 9/16/11		20	350

			3,256

Over-the-Counter Call Options — 0.0%
USD Call Option, Strike Price SEK 7.00, Expires 9/11/11, Broker Deutsche Bank AG		1	542

Over-the-Counter Put Options — 0.0%
EUR Put Option:
Strike Price GBP 0.87, Expires 7/07/11, Broker UBS AG		65	1
Strike Price USD 1.44, Expires 8/05/11, Broker UBS AG		490	9,074
Strike Price USD 1.40, Expires 8/05/11, Broker Deutsche Bank AG		125	1,001

			10,076

	Notional
	Value
	(000)

Over-the-Counter Call Swaptions — 0.8%
Receive a fixed rate of 5.86% and pay a floating rate based on 3-month LIBOR, Expires 8/15/11, Broker JPMorgan Chase Bank NA	USD	400	88,988
Receive a fixed rate of 3.54% and pay a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank NA		200	5,404

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Notional
	Value
Options Purchased	(000)		Value

Over-the-Counter Call Swaptions (concluded)

Receive a fixed rate of 3.63% and pay a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG	USD	100	$3,191
Receive a fixed rate of 1.76% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		300	4,192
Receive a fixed rate of 3.89% and pay a floating rate based on 3-month LIBOR, Expires 4/30/12, Broker Citibank NA		100	4,518
Receive a fixed rate of 3.86% and pay a floating rate based on 3-month LIBOR, Expires 5/02/12, Broker Credit Suisse International		100	4,332
Receive a fixed rate of 3.84% and pay a floating rate based on 3-month LIBOR, Expires 5/03/12, Broker Morgan Stanley Capital Services, Inc.		100	4,209
Receive a fixed rate of 3.76% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank NA		200	7,698
Receive a fixed rate of 4.39% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank NA		100	7,485
Receive a fixed rate of 3.52% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Bank of America NA		200	5,561
Receive a fixed rate of 3.89% and pay a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA		100	4,395
Receive a fixed rate of 3.93% and pay a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker Goldman Sachs Bank USA		100	4,581
Receive a fixed rate of 3.70% and pay a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		100	3,510
Receive a fixed rate of 3.30% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker JPMorgan Chase Bank NA		100	2,060
Receive a fixed rate of 3.46% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG		200	5,071
Receive a fixed rate of 4.25% and pay a floating rate based on 3-month LIBOR, Expires 1/14/13, Broker Morgan Stanley Capital Services, Inc.		200	11,552
Receive a fixed rate of 3.99% and pay a floating rate based on 3-month LIBOR, Expires 6/03/13, Broker Goldman Sachs Bank USA		300	12,933
Receive a fixed rate of 5.20% and pay a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank NA		300	25,414
Receive a fixed rate of 4.88% and pay a floating rate based on 3-month LIBOR, Expires 5/16/16, Broker Royal Bank of Scotland Plc		100	6,660
Receive a fixed rate of 4.76% and pay a floating rate based on 3-month LIBOR, Expires 5/17/16, Broker Goldman Sachs Bank USA		100	6,243

			217,997

Over-the-Counter Put Swaptions — 0.4%
Pay a fixed rate of 5.86% and receive a floating rate based on 3-month LIBOR, Expires 8/15/11, Broker JPMorgan Chase Bank NA	USD	400	—
Pay a fixed rate of 2.55% and receive a floating rate based on 3-month LIBOR, Expires 8/19/11, Broker Credit Suisse International		400	615
Pay a fixed rate of 2.30% and receive a floating rate based on 3-month LIBOR, Expires 10/13/11, Broker BNP Paribas SA		300	2,750
Pay a fixed rate of 3.75% and receive a floating rate based on 3-month LIBOR, Expires 10/24/11, Broker Credit Suisse International		200	1,969
Pay a fixed rate of 3.54% and receive a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank NA		200	4,283
Pay a fixed rate of 3.63% and receive a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG		100	1,815
Pay a fixed rate of 1.76% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		300	401
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		200	83
Pay a fixed rate of 3.89% and receive a floating rate based on 3-month LIBOR, Expires 4/30/12, Broker Citibank NA		100	2,624
Pay a fixed rate of 3.86% and receive a floating rate based on 3-month LIBOR, Expires 5/02/12, Broker Credit Suisse International		100	2,758
Pay a fixed rate of 3.84% and receive a floating rate based on 3-month LIBOR, Expires 5/03/12, Broker Morgan Stanley Capital Services, Inc.		100	2,854
Pay a fixed rate of 3.76% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank NA		200	6,311
Pay a fixed rate of 4.39% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank NA		100	1,429
Pay a fixed rate of 3.52% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Bank of America NA		200	9,276
Pay a fixed rate of 3.89% and receive a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA		100	3,346
Pay a fixed rate of 3.93% and receive a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker Goldman Sachs Bank USA		100	3,272
Pay a fixed rate of 3.70% and receive a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		100	4,312
Pay a fixed rate of 3.30% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker JPMorgan Chase Bank NA		100	7,077

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Notional
	Value
Options Purchased	(000)		Value

Over-the-Counter Put Swaptions (concluded)

Pay a fixed rate of 3.46% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG	USD	200	$12,506
Pay a fixed rate of 4.25% and receive a floating rate based on 3-month LIBOR, Expires 1/14/13, Broker Morgan Stanley Capital Services, Inc.		200	7,448
Pay a fixed rate of 3.99% and receive a floating rate based on 3-month LIBOR, Expires 6/03/13, Broker Goldman Sachs Bank USA		300	17,306
Pay a fixed rate of 5.20% and receive a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank NA		300	15,364
Pay a fixed rate of 4.88% and receive a floating rate based on 3-month LIBOR, Expires 5/16/16, Broker Royal Bank of Scotland Plc		100	6,982
Pay a fixed rate of 4.76% and receive a floating rate based on 3-month LIBOR, Expires 5/17/16, Broker Goldman Sachs Bank USA		100	7,370

			122,151

Total Options Purchased (Cost — $338,352) — 1.2%			354,022

Total Investments Before Borrowed Bonds, TBA Sale Commitments and Options Written (Cost — $32,460,875*) — 116.9%			34,614,535

	Par
Borrowed Bonds	(000)

US Treasury Notes, 2.63%, 8/15/20		100	(96,797)

Total Borrowed Bonds (Proceeds — $98,101) — (0.3)%			(96,797)

TBA Sale Commitments (h)

Fannie Mae Mortgage-Backed Securities:
3.50%, 7/15/41		100	(95,625)
4.00%, 7/15/41		513	(512,468)
4.50%, 7/15/41		200	(206,906)
5.00%, 7/15/41		100	(106,250)
6.00%, 7/15/41		100	(109,844)
6.50%, 7/15/41		100	(113,219)
Freddie Mac Mortgage-Backed Securities:
4.00%, 7/15/26		100	(104,078)
4.50%, 7/15/41		300	(309,891)
5.00%, 7/15/41		400	(424,375)
6.50%, 7/15/41		100	(112,719)

Total TBA Sale Commitments (Proceeds — $2,104,024) — (7.1)%			(2,095,375)

Options Written	Contracts

Exchange-Traded Put Options — (0.0)%
Euro Dollar 1-Year Mid-Curve Options:
Strike Price USD 97.75, Expires 9/16/11		10	(63)
Strike Price USD 98.00, Expires 9/16/11		8	(50)

			(113)

Over-the-Counter Put Options — (0.0)%
EUR Put Option:
Strike Price GBP 0.87, Expires 7/11/11, Broker UBS AG	USD	65	(1)
Strike Price USD 1.40, Expires 8/05/11, Broker UBS AG		490	(3,922)
Strike Price USD 1.44, Expires 8/05/11, Broker Deutsche Bank AG		125	(2,315)

			(6,238)

	Notional
	Value
	(000)

Over-the-Counter Call Swaptions — (0.7)%
Pay a fixed rate of 2.90% and receive a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker UBS AG		300	(1,995)
Pay a fixed rate of 3.00% and receive a floating rate based on 3-month LIBOR, Expires 12/29/11, Broker UBS AG		100	(904)
Pay a fixed rate of 2.08% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		300	(5,845)
Pay a fixed rate of 3.90% and receive a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG		200	(9,232)
Pay a fixed rate of 4.02% and receive a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG		100	(5,286)
Pay a fixed rate of 4.03% and receive a floating rate based on 3-month LIBOR, Expires 4/16/12, Broker UBS AG		100	(5,326)
Pay a fixed rate of 4.03% and receive a floating rate based on 3-month LIBOR, Expires 4/16/12, Broker UBS AG		100	(5,351)
Pay a fixed rate of 3.96% and receive a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Deutsche Bank AG		100	(4,885)
Pay a fixed rate of 3.98% and receive a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Citibank NA		100	(4,989)
Pay a fixed rate of 3.98% and receive a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Deutsche Bank AG		100	(4,989)
Pay a fixed rate of 3.93% and receive a floating rate based on 3-month LIBOR, Expires 4/27/12, Broker Deutsche Bank AG		200	(9,395)
Pay a fixed rate of 3.93% and receive a floating rate based on 3-month LIBOR, Expires 4/27/12, Broker UBS AG		200	(9,395)
Pay a fixed rate of 3.75% and receive a floating rate based on 3-month LIBOR, Expires 5/14/12, Broker Goldman Sachs Bank USA		100	(3,797)
Pay a fixed rate of 3.57% and receive a floating rate based on 3-month LIBOR, Expires 6/01/12, Broker Goldman Sachs Bank USA		400	(11,824)
Pay a fixed rate of 4.05% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Deutsche Bank AG		100	(5,301)
Pay a fixed rate of 3.77% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG		100	(3,671)

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Notional
	Value
Options Written	(000)		Value

Over-the-Counter Call Swaptions (concluded)

Pay a fixed rate of 3.86% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG	USD	100	$(4,016)
Pay a fixed rate of 4.03% and receive a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		100	(4,778)
Pay a fixed rate of 4.47% and receive a floating rate based on 3-month LIBOR, Expires 12/17/12, Broker Deutsche Bank AG		100	(7,054)
Pay a fixed rate of 4.52% and receive a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG		100	(7,058)
Pay a fixed rate of 4.90% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		200	(18,517)
Pay a fixed rate of 4.92% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		100	(9,409)
Pay a fixed rate of 4.32% and receive a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker Royal Bank of Scotland Plc		200	(11,525)
Pay a fixed rate of 4.07% and receive a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker Deutsche Bank AG		200	(9,178)
Pay a fixed rate of 5.07% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Deutsche Bank AG		100	(8,916)
Pay a fixed rate of 5.11% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Citibank NA		100	(9,107)
Pay a fixed rate of 3.88% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker JPMorgan Chase Bank		200	(5,907)
Pay a fixed rate of 3.90% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		200	(5,975)
Pay a fixed rate of 4.89% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker Deutsche Bank AG		100	(7,297)

			(200,922)

Over-the-Counter Put Swaptions — (0.5)%
Receive a fixed rate of 2.15% and pay a floating rate based on 3-month LIBOR, Expires 8/26/11, Broker Citibank NA	USD	100	(737)
Receive a fixed rate of 3.95% and pay a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker UBS AG		300	(2,700)
Receive a fixed rate of 4.00% and pay a floating rate based on 3-month LIBOR, Expires 12/29/11, Broker UBS AG		100	(1,131)
Receive a fixed rate of 2.08% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		300	(283)
Receive a fixed rate of 3.90% and pay a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG		200	(4,349)
Receive a fixed rate of 4.02% and pay a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG	USD	100	(1,908)
Receive a fixed rate of 4.03% and pay a floating rate based on 3-month LIBOR, Expires 4/16/12, Broker UBS AG		200	(4,125)
Receive a fixed rate of 3.98% and pay a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Citibank NA		100	(2,272)
Receive a fixed rate of 3.98% and pay a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Deutsche Bank AG		100	(2,272)
Receive a fixed rate of 3.96% and pay a floating rate based on 3-month LIBOR, Expires 4/23/12, Broker Deutsche Bank AG		100	(2,350)
Receive a fixed rate of 3.93% and pay a floating rate based on 3-month LIBOR, Expires 4/27/12, Broker Deutsche Bank AG		200	(4,990)
Receive a fixed rate of 3.93% and pay a floating rate based on 3-month LIBOR, Expires 4/27/12, Broker UBS AG		200	(4,990)
Receive a fixed rate of 3.75% and pay a floating rate based on 3-month LIBOR, Expires 5/14/12, Broker Goldman Sachs Bank USA		100	(3,258)
Receive a fixed rate of 3.57% and pay a floating rate based on 3-month LIBOR, Expires 6/01/12, Broker Goldman Sachs Bank USA		400	(16,970)
Receive a fixed rate of 4.05% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Deutsche Bank AG		100	(2,608)
Receive a fixed rate of 3.77% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG		100	(5,082)
Receive a fixed rate of 3.86% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG		100	(4,738)
Receive a fixed rate of 4.03% and pay a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		100	(4,178)
Receive a fixed rate of 4.47% and pay a floating rate based on 3-month LIBOR, Expires 12/17/12, Broker Deutsche Bank AG		100	(2,876)
Receive a fixed rate of 4.52% and pay a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG		100	(3,271)
Receive a fixed rate of 4.90% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		200	(4,760)
Receive a fixed rate of 4.92% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		100	(2,335)
Receive a fixed rate of 4.32% and pay a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker Royal Bank of Scotland Plc		200	(9,014)
Receive a fixed rate of 4.07% and pay a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker Deutsche Bank AG		200	(11,414)

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Notional
	Value
Options Written	(000)		Value

Over-the-Counter Put Swaptions (continued)

Receive a fixed rate of 5.07% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Deutsche Bank AG	USD	100	$(3,802)
Receive a fixed rate of 5.11% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Citibank NA		100	(3,714)
Receive a fixed rate of 3.88% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker JPMorgan Chase Bank		200	(7,698)
Receive a fixed rate of 3.90% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		200	(7,634)
Receive a fixed rate of 4.89% and pay a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker Deutsche Bank AG	USD	100	(5,579)

			(131,038)

Total Options Written (Premiums Received — $363,340) — (1.1)%			(338,311)

Total Investments, Net of Borrowed Bonds, TBA Sale Commitments and Outstanding Options Written — 108.4%			$32,084,052
Liabilities in Excess of Other Assets — (8.4)%			(2,487,976)

Net Assets — 100.0%			$29,596,076

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$32,573,964

Gross unrealized appreciation	$2,809,022
Gross unrealized depreciation	(768,451)

Net unrealized appreciation	$2,040,571

(a)	Non-income producing security.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Security is perpetual in nature and has no stated maturity date.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(h)	Represents or includes a TBA transaction. Unsettled TBA transactions as of report date were as follows:

		Unrealized
		Appreciation
Counterparty	Value	(Depreciation)

BNP Paribas	$216,250	$(969)
Bank of America Securities	$95,625	$(938)
Citigroup Global Markets, Inc.	$408,438	$(191)
Credit Suisse Securities (USA) LLC	$(108,453)	$(1,265)
Goldman Sachs & Co.	$(310,047)	$1,437
Greenwich Capital Markets	$(4,844)	$8
JP Morgan Securities, Inc.	$677,203	$(797)
Morgan Stanley & Co., Inc.	$205,234	$(2,188)
Nomura Securities International, Inc.	$—	$406
UBS Securities	$107,281	$78

(i)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(j)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(k)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares		Shares
	Held at		Held at
	December 31,	Net	June 30,
Affiliate	2010,	Activity	2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	472,253	(260,209)	212,044	$226

(l)	Represents the current yield as of report date.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of June 30, 2011 were as follows:

	Interest	Trade	Maturity	Net Closing	Face
Counterparty	Rate	Date	Date	Amount	Amount

Bank of America NA	0.04%	5/06/11	Open	$161,654	$161,644
BNP Paribas Securities Corp.	0.16%	6/13/11	7/14/11	1,798,335	1,798,079

Total				$1,959,989	$1,959,723

•	Financial futures contracts purchased as of June 30, 2011 were as follows:

					Unrealized
				Notional	Appreciation
Contracts	Issue	Exchange	Expiration	Value	(Depreciation)

2	2-Year US Treasury Note	Chicago Board of Trade	September 2011	$438,723	$(35)
3	30-Year US Treasury Bond	Chicago Board of Trade	September 2011	$373,863	(4,770)
2	5-Year US Treasury Note	Chicago Board of Trade	September 2011	$238,599	(208)
1	EUR Currency Futures	Chicago Board of Trade	September 2011	$180,865	235
1	90 Day Euro Dollars	Chicago Mercantile	June 2012	$248,230	233
1	90 Day Euro Dollars	Chicago Mercantile	September 2012	$245,978	1,972

Total					$(2,573)

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments (continued)

  • Financial futures contracts sold as of June 30, 2011 were as follows:

					Unrealized
				Notional	Appreciation
Contracts	Issue	Exchange	Expiration	Value	(Depreciation)

1	10-Year US Treasury Note	Chicago Board of Trade	September 2011	$122,791	$(463)
4	Ultra Long Term US Treasury Bond	Chicago Board of Trade	September 2011	$513,117	8,117

Total					$7,654

•	Foreign currency exchange contracts as of June 30, 2011 were as follows:

				Unrealized
Currency	Currency		Settlement	Appreciation
Purchased	Sold	Counterparty	Date	(Depreciation)

USD 41,429	EUR 28,500	UBS AG	7/27/11	$125
EUR 40,000	USD 57,182	Deutsche Bank AG	8/09/11	768
EUR 50,000	USD 70,651	Deutsche Bank AG	8/09/11	1,785
EUR 25,000	USD 35,521	Goldman Sachs International	8/09/11	697
USD 35,307	EUR 25,000	Deutsche Bank AG	8/09/11	(911)
USD 35,444	EUR 25,000	Deutsche Bank AG	8/09/11	(774)
USD 35,250	EUR 25,000	Royal Bank of Scotland Plc	8/09/11	(968)
USD 56,505	EUR 40,000	UBS AG	8/09/11	(1,445)
AUD 40,000	USD 41,867	BNP Paribas SA	8/17/11	802
USD 42,221	AUD 40,000	BNP Paribas SA	8/17/11	(449)
CHF 41,804	USD 50,000	Royal Bank of Scotland Plc	8/29/11	(261)
USD 50,000	CHF 41,911	Royal Bank of Scotland Plc	8/29/11	134

Total				$(497)

•	Credit default swaps on single-name issues—buy protection outstanding as of June 30, 2011 were as follows:

	Pay			Notional	Unrealized
	Fixed		Expiration	Amount	Appreciation
Issuer	Rate	Counterparty	Date	(000)	(Depreciation)

Radian Group, Inc.	5.00%	Citibank NA	3/20/13	$40	$703
Eastman Chemical Co.	0.68%	Morgan Stanley Capital Services, Inc.	9/20/13	$55	(353)
Radian Group, Inc.	5.00%	Citibank NA	6/20/15	$40	3,382
Spain (Kingdom of)	1.00%	Citibank NA	3/20/16	$14	12
Spain (Kingdom of)	1.00%	JPMorgan Chase Bank NA	3/20/16	$35	102
The PMI Group, Inc.	5.00%	Citibank NA	9/20/16	$40	10,635

Total					$14,481

•	Credit default swaps on single-name issues—sold protection outstanding as of June 30, 2011 were as follows:

	Receive				Notional
	Fixed		Expiration	Credit	Amount	Unrealized
Issuer	Rate	Counterparty	Date	Rating[1]	(000)[2]	Appreciation

Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	BBB+	$40	$25

•	Credit default swaps on traded indexes—buy protection outstanding as of June 30, 2011 were as follows:

	Pay			Notional
	Fixed		Expiration	Amount	Unrealized
Issuer	Rate	Counterparty	Date	(000)	Depreciation

Dow Jones CDX Emerging Markets Series 14	5.00%	Morgan Stanley Capital Services, Inc.	12/20/15	$20	$(179)
Dow Jones CDX North America Investment Grade Series 16	1.00%	Credit Suisse International	6/20/16	$270	(865)

Total					$(1,044)

[1]	Using S&P’s rating of the underlying security.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Interest rate swaps outstanding as of June 30, 2011 were as follows:

					Notional	Unrealized
Fixed		Floating		Expiration	Amount	Appreciation
Rate		Rate	Counterparty	Date	(000)	(Depreciation)

0.92	%(a)	3-month LIBOR	Deutsche Bank AG	2/28/13	$300	$(1,729)
0.79	%(a)	3-month LIBOR	Deutsche Bank AG	5/04/13	$100	(280)
0.65	%(a)	3-month LIBOR	JPMorgan Chase Bank NA	6/22/13	$400	285
0.65	%(a)	3-month LIBOR	UBS AG	6/22/13	$400	276
0.67	%(a)	3-month LIBOR	Bank of America NA	6/29/13	$200	65
0.71	%(a)	3-month LIBOR	Citibank NA	7/01/13	$700	(341)
0.71	%(a)	3-month LIBOR	Deutsche Bank AG	7/01/13	$700	(237)
1.32	%(a)	3-month LIBOR	Citibank NA	12/17/13	$100	(1,066)
1.59	%(a)	3-month LIBOR	Deutsche Bank AG	3/08/14	$100	(1,599)
2.10	%(b)	3-month LIBOR	Deutsche Bank AG	5/10/16	$100	650
2.20	%(b)	3-month LIBOR	Bank of America NA	8/22/16	$100	361
2.31	%(b)	3-month LIBOR	Credit Suisse International	8/23/16	$100	891
2.38	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	11/17/17	$100	697
3.38	%(a)	3-month LIBOR	Deutsche Bank AG	3/21/21	$25	(341)
3.40	%(a)	3-month LIBOR	Citibank NA	3/23/21	$50	(794)
3.30	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	5/06/21	$100	(544)
3.27	%(a)	3-month LIBOR	Deutsche Bank AG	5/16/21	$60	(132)
4.06	%(a)	3-month LIBOR	Royal Bank of Scotland Plc	5/16/21	$100	(3,370)
3.27	%(b)	3-month LIBOR	UBS AG	5/20/21	$100	236
3.07	%(b)	3-month LIBOR	Deutsche Bank AG	6/20/21	$100	(1,671)
3.25	%(a)	3-month LIBOR	Credit Suisse International	7/05/21	$100	119

Total						$(8,524)

(a)	Pays fixed interest rate and receives floating rate.

(b)	Pays floating interest rate and receives fixed rate.

•	Total return swaps outstanding as of June 30, 2011 were as follows:

	Fund Pays/Receives				Notional
Reference	the Total Return	Fixed Rate/		Expiration	Amount	Unrealized
Entity	of the Reference Entity	Floating Rate	Counterparty	Date	(000)	Depreciation

Gross return Market IOS 4.50%, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pool	Pays	1-month LIBOR plus 0.00%	JPMorgan Chase & Co.	1/22/40	81	$(515)

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments (concluded)

  • Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial reporting purposes as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-term Investments:
Common Stocks	$17,849,787	—	—	$17,849,787
Asset Backed Securities	—	$725,596	$211,133	936,729
Corporate Bonds	—	4,430,207	—	4,430,207
Foreign Agency Obligations	—	96,138	—	96,138
Non-Agency Mortgage-Backed Securities	—	1,282,699	42,365	1,325,064
Taxable Municipal Bonds	—	64,903	—	64,903
U.S. Government Sponsored Agency Securities	—	7,371,446	—	7,371,446
U.S. Treasury Obligations	—	1,882,009	—	1,882,009
Preferred Securities	—	58,586	—	58,586
Short-Term Securities:
Borrowed Bond Agreements	—	33,600	—	33,600
Money Market Funds	212,044	—	—	212,044
Liabilities:
Investments:
Borrowed Bonds	—	(96,797)	—	(96,797)
TBA Sale Commitments	—	(2,095,375)	—	(2,095,375)

Total	$18,061,831	$13,753,012	$253,498	$32,068,341

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$14,859	—	$14,859
Foreign currency exchange contracts	—	4,311	—	4,311
Interest rate contracts	$13,813	354,346	—	368,159
Liabilities:
Credit contracts	—	(1,397)	—	(1,397)
Foreign currency exchange contracts	—	(4,808)	—	(4,808)
Interest rate contracts	(5,589)	(350,817)	—	(356,406)

Total	$8,224	$16,494	—	$24,718

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Statement of Assets and Liabilities June 30, 2011 (Unaudited)

Assets:
Investments at value—unaffiliated (cost—$32,248,831)	$34,402,491
Investments at value—affiliated (cost—$212,044)	212,044
TBA sale commitments receivable	2,104,024
Investments sold receivable	1,655,887
Interest receivable	102,317
Dividends receivable	19,155
Unrealized appreciation on swaps	18,439
Foreign currency at value (cost—$12,683)	12,947
Swaps premiums paid	9,643
Swaps receivable	4,357
Unrealized appreciation on foreign currency exchange contracts	4,311
Margin variation receivable	787
Prepaid expenses	1,233
Other assets	9,476

Total assets	38,557,111

Liabilities:
Investments purchased payable	4,393,986
TBA sale commitments at value (proceeds—$2,104,024)	2,095,375
Reverse repurchase agreements	1,959,723
Options written at value (premiums received—$363,340)	338,311
Borrowed bonds at value (proceeds—$98,101)	96,797
Unrealized depreciation on swaps	14,016
Investment advisory fees payable	13,217
Swaps premiums received	6,953
Swaps payable	6,483
Unrealized depreciation on foreign currency exchange contracts	4,808
Interest expense payable	94
Capital shares redeemed payable	1,678
Options purchased payable	737
Officer’s and Directors’ fees payable	499
Other accrued expenses payable	28,358

Total liabilities	8,961,035

Net Assets	$29,596,076

Net Assets Consist of:
Paid-in capital	$31,105,568
Undistributed net investment income	347,584
Accumulated net realized loss	(4,075,779)
Net unrealized appreciation/depreciation	2,218,703

Net Assets	$29,596,076

Net Asset Value:
Class I—Based on net assets of $29,596,076 and 2,270,093 shares outstanding, 100 million shares authorized, $0.10 par value	$13.04

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Statement of Operations Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Interest	$260,601
Dividends—unaffiliated	148,434
Foreign taxes withheld	(33)
Dividends—affiliated	226

Total income	409,228

Expenses:
Investment advisory	81,758
Custodian	23,667
Professional	19,164
Accounting services	12,318
Pricing	7,784
Officer and Directors	7,739
Printing	2,598
Transfer agent	2,531
Miscellaneous	4,392

Total expenses excluding interest expense	161,951
Interest expense	1,494

Total expenses	163,445
Less fees waived by advisor	(64)

Total expenses after fees waived	163,381

Net investment income	245,847

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	2,526,461
Financial futures contracts	(12,575)
Foreign currency transactions	13,887
Options written	(6,072)
Swaps	(40,321)
Borrowed bonds	676

2,482,056

Net change in unrealized appreciation/depreciation on:
Investments	(428,141)
Financial futures contracts	(8,393)
Foreign currency transactions	(3,441)
Option written	39,344
Swaps	(1,137)
Borrowed bonds	(1,992)

(403,760)

Total realized and unrealized gain	2,078,296

Net Increase in Net Assets Resulting from Operations	$2,324,143

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2011	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2010

Operations:
Net investment income	$245,847	$481,310
Net realized gain	2,482,056	1,869,362
Net change in unrealized appreciation/depreciation	(403,760)	147,826

Net increase in net assets resulting from operations	2,324,143	2,498,498

Dividends to Shareholders From:
Net investment income	—	(531,530)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(2,369,487)	(3,823,503)

Net Assets:
Total decrease in net assets	(45,344)	(1,856,535)
Beginning of period	29,641,420	31,497,955

End of period	$29,596,076	$29,641,420

Undistributed net investment income	$347,584	$101,737

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)		2010		2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.07		$11.30		$9.79	$14.16	$13.76	$12.21

Net investment income[1]	0.10		0.18		0.22	0.29	0.31	0.26
Net realized and unrealized gain (loss)	0.87		0.81		1.53	(4.35)	0.42	1.59

Net increase (decrease) from investment operations	0.97		0.99		1.75	(4.06)	0.73	1.85

Dividends from net investment income	—		(0.22)		(0.24)	(0.31)	(0.33)	(0.30)

Net asset value, end of period	$13.04		$12.07		$11.30	$9.79	$14.16	$13.76

Total Investment Return:[2]
Based on net asset value	8.04%	[3]	8.76%		17.93%	(28.62)%	5.31%	15.14%

Ratios to Average Net Assets:
Total expenses	1.10%	[4]	1.14%		1.08%	0.92%	0.75%	0.78%

Total expenses after fees waived	1.10%	[4]	1.14%		1.07%	0.92%	0.75%	0.78%

Total expenses after fees waived and excluding interest expense	1.09%	[4]	1.10%		1.07%	0.90%	0.75%	0.78%

Net investment income	1.65%	[4]	1.60%		2.19%	2.37%	2.14%	2.03%

Supplemental Data:
Net assets, end of period (000)	$29,596		$29,641		$31,498	$32,191	$56,550	$66,680

Portfolio turnover	276%		730%	[5]	381%[6]	344%[7]	385%	112%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 547%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 263%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 260%.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Balanced Capital V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with Similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Borrowed Bond Agreements: The Fund may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Fund, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Fund may enter into treasury roll transactions. In a treasury roll transaction, the Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Fund receives cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Fund and the counterparty over the term of the borrowing. The Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Fund. If the interest expense exceeds the income earned, the Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	27

agreements and treasury roll transactions), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies, in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	29

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps—The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps—The Fund enters into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•	Total return swaps—The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of
June 30, 2011

	Asset Derivatives		Liability Derivatives
	Statement of Assets and		Statement of Assets and
	Liabilities Location	Value	Liabilities Location	Value

Interest rate contracts	Net unrealized appreciation/depreciation*; Unrealized appreciation on swaps; Investments at value- unaffiliated**	$368,159	Net unrealized appreciation/depreciation*; Unrealized depreciation on swaps; Options written at value	$356,406

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts; Investments at value- unaffiliated**	4,311	Unrealized depreciation on foreign currency exchange contracts;	4,808

Credit contracts	Unrealized appreciation on swaps	14,859	Unrealized depreciation on swaps	1,397

Total		$387,329		$362,611

*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations
Six Months Ended June 30, 2011

	Net Realized Gain (Loss) from
	Financial			Foreign
	Futures			Currency
	Contracts	Swaps	Options***	Transactions

Interest rate contracts	$(12,575)	$(22,015)	$288	—

Foreign currency exchange contracts	—	—	(6,360)	$10,363

Credit contracts	—	(18,306)	—	—

Total	$(12,575)	$(40,321)	$(6,072)	$10,363

	Net Change in Unrealized Appreciation/Depreciation on
	Financial			Foreign
	Futures			Currency
	Contracts	Swaps	Options***	Transactions

Interest rate contracts	$(8,393)	$(27,497)	$17,469	—

Foreign currency exchange contracts	—	—	4,235	$136

Credit contracts	—	26,360	—	—

Total	$(8,393)	$(1,137)	$21,704	$136

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended June 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:

Average number of contracts purchased	13

Average number of contracts sold	8

Average notional value of contracts purchased	$2,019,161

Average notional value of contracts sold	$1,267,034

Foreign currency contracts:

Average number of contracts-US dollars purchased	7

Average number of contracts-US dollars sold	6

Average US dollar amounts purchased	$232,940

Average US dollar amounts sold	$191,076

Options:

Average number of option contracts purchased	64,536

Average number of option contracts written	25,913

Average notional value of option contracts purchased	$30,688

Average notional value of option contracts written	$28,659

Average number of swaption contracts purchased	38

Average number of swaption contracts written	52

Average notional value of swaption contracts purchased	$6,800,000

Average notional value of swaption contracts written	$7,300,000

Credit default swaps:

Average number of contracts-buy protection	9

Average number of contracts-sell protection	2

Average notional value-buy protection	$436,500

Average notional value-sell protection	$125,000

Interest rate swaps:

Average number of contracts-pays fixed rate	17

Average number of contracts-receives fixed rate	6

Average notional value-pays fixed rate	$3,190,000

Average notional value-receives fixed rate	$585,000

Total return swaps:

Average number of contracts	4

Average notional value	$106,960

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	31

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at an annual rate of 0.55% from January 1, 2011 through May 31, 2011.

Effective June 1, 2011, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Investment
Advisory
Average Daily Net Assets	Fee

First $1 billion	0.55%

$1 billion—$3 billion	0.52

$3 billion—$5 billion	0.50

$5 billion—$10 billion	0.48

Greater than $10 billion	0.47

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”) and BlackRock Financial Management, Inc. (“BFM”), both affiliates of the Manager. The Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) as a percentage of net assets to 1.25% of Class I Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2011, the Fund reimbursed the Manager $176 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments including paydowns and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2011, were $89,440,479 and $91,665,677, respectively.

For the six months ended June 30, 2011, purchases and sales of US government securities were $14,663,198 and $14,382,044, respectively.

Transactions in options written for the six months ended June 30, 2011, were as follows:

	Calls
		Swaptions
		Notional
	Options	Amount	Premiums
	Contracts	(000)	Received

Outstanding options, beginning of period	1	$2,600	$127,527

Options written	18	3,715	119,351

Options closed	(9)	(1,000)	(50,168)

Options expired	(10)	(915)	(24,256)

Outstanding options, end of period	—	$4,400	$172,454

	Puts
		Swaptions
		Notional
	Options	Amount	Premiums
	Contracts	(000)	Received

Outstanding options, beginning of period	1	$3,300	$135,798

Options written	31	4,920	136,872

Options closed	(12)	(1,750)	(62,424)

Options expired	(2)	(1,290)	(19,360)

Outstanding options, end of period	18	$5,180	$190,886

5.  Capital Loss Carryforwards:

As of December 31, 2010, the Fund had capital loss carryforwards available to offset future

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

realized capital gains through the indicated expiration dates:

Expires December 31,

2011	$617,737
2016	679,294
2017	5,125,961

Total	$6,422,992

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund pays a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the six months ended June 30, 2011.

For the six months ended June 30, 2011, the Fund’s daily average amount of outstanding transactions considered borrowings from reverse repurchase agreements and treasury roll transactions was approximately $1,301,000 and the daily weighted average interest rate was 0.74%.

7.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

8.  Capital Share Transactions:

Transactions in capital shares were as follows:

Class I Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	807	$10,619

Shares redeemed	(186,645)	(2,380,106)

Net decrease	(185,838)	$(2,369,487)

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	2,134	$25,331

Shares issued to shareholders in reinvestment of dividends	44,605	531,530

Total issued	46,739	556,861

Shares redeemed	(377,598)	(4,380,364)

Net decrease	(330,859)	$(3,823,503)

9.  Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income dividend on July 22, 2011 to shareholders of record on July 20, 2011 of $0.043249 per share.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	33

June 30, 2011

Semi-Annual Report (Unaudited)

BlackRock Basic Value V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Fund Summary as of June 30, 2011
Investment Objective

BlackRock Basic Value V.I. Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.
Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2011, the Fund underperformed its benchmark, the Russell 1000® Value Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

•	The Fund’s holdings in the information technology (IT) sector detracted from relative performance. In particular, positions in computers & peripherals, electronic equipment and semiconductors through holdings such as Hewlett-Packard Co. and Intel Corp. had a negative impact. In health care, the Fund’s biotechnology holdings, such as Biogen Idec, Inc., hurt returns, as did an underweight (relative to the Russell 1000® Value Index composition) in the health care providers & services industry, particularly with respect to UnitedHealth Group, Inc. In the materials sector, an overweight allocation to metals & mining companies, including United States Steel Corp., detracted.

•	However, stock selection was additive in the energy sector, where oil companies such as Marathon Oil Corp., Exxon Mobil Corp. and Halliburton Co. had a positive impact on performance. In consumer discretionary, the Fund’s media holdings boosted returns, especially Viacom, Inc. Exposure to wireless telecommunication services (telecom), particularly Sprint Nextel Corp., also benefited performance.

Describe recent portfolio activity.

•	During the six-month period, we increased exposure to the energy and financials sectors with the additions of Aetna, Inc., Medtronic, Inc., Aflac, Inc. and Lincoln National Corp. We reduced exposure to energy, consumer staples, IT and telecom. Notable sales during the period included Hewlett-Packard Co., Intel Corp. and Qwest Communications International, Inc.

Describe portfolio positioning at period end.

•	Relative to the Russell 1000® Value Index, the Fund ended the period overweight in IT, materials, health care and industrials; underweight in utilities, financials, consumer discretionary and telecom; and neutral in consumer staples and energy.

•	The economy has improved, but trails the level of growth typically seen at this point in the economic cycle. Unemployment remains high, state, local and federal budget deficits are worrisome, and the financial system is still fragile. Meanwhile, political turmoil in the Middle East and North Africa has impacted oil prices and natural disasters in Japan have disrupted supply chains. These concerns are somewhat off-set by improving consumer confidence, continued reasonable valuations in equity markets, cash-heavy US corporate balance sheets and a more business-friendly tone from Washington, DC. Given this backdrop, the Fund maintains cyclical exposure through its IT holdings, balanced with more defensive positions in consumer staples and health care. We favor large-cap companies and companies that have a greater exposure to global growth.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in equities that Fund management believes are undervalued.
[2]	Assuming transaction costs, and other operating expenses, including investment advisory fees, if any. Does not include insurance- related fees and expenses. The returns for Class III Shares prior to May 25, 2004, the commencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.
[3]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
[4]	This index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Performance Summary as of June 30, 2011

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years	10 Years

Class I Shares[5]	4.86%	28.70%	3.01%	4.29%

Class II Shares[5]	4.79	28.49	2.86	4.14

Class III Shares[5]	4.71	28.36	2.76	4.03	[6]

S&P 500® Index	6.02	30.69	2.94	2.72

Russell 1000® Value Index	5.92	28.94	1.15	3.99

[5]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	The returns for Class III Shares prior to May 25, 2004, the commencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Fund Information as of June 30, 2011

Percent of
Investment Criteria	Long-Term Investments

Above-Average Yield	40%
Below-Average Price/Earnings Ratio	22
Low Price-to-Book Value	13
Price-to-Earnings Per Share	13
Price-to-Cash Flow	10
Special Situations	2

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and/or distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2011 and held through June 30, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	January 1, 2011	June 30, 2011	During the Period[1]	January 1, 2011	June 30, 2011	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,048.60	$3.35	$1,000.00	$1,021.52	$3.31	0.66%

Class II	$1,000.00	$1,047.90	$4.11	$1,000.00	$1,020.78	$4.06	0.81%

Class III	$1,000.00	$1,047.10	$4.62	$1,000.00	$1,020.28	$4.56	0.91%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund

Schedule of Investments June 30, 2011 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Above-Average Yield — 39.4%

Aerospace & Defense — 1.5%
Honeywell International, Inc.	116,300	$6,930,317

Capital Markets — 1.0%
The Bank of New York Mellon Corp.	191,334	4,901,977

Chemicals — 1.8%
E.I. du Pont de Nemours & Co.	154,200	8,334,510

Commercial Banks — 1.0%
U.S. Bancorp	189,100	4,823,941

Diversified Financial Services — 3.6%
JPMorgan Chase & Co.	404,276	16,551,059

Diversified Telecommunication Services — 2.6%
AT&T, Inc.	220,395	6,922,607
Verizon Communications, Inc.	133,100	4,955,313

		11,877,920

Electric Utilities — 1.6%
The Southern Co.	180,000	7,268,400

Food Products — 0.5%
General Mills, Inc.	61,300	2,281,586

Industrial Conglomerates — 4.7%
General Electric Co.	605,700	11,423,502
Tyco International Ltd.	211,000	10,429,730

		21,853,232

Metals & Mining — 1.4%
Alcoa, Inc.	400,900	6,358,274

Multi-Utilities — 1.5%
Dominion Resources, Inc.	148,700	7,177,749

Oil, Gas & Consumable Fuels — 5.7%
Chevron Corp.	37,900	3,897,636
Exxon Mobil Corp.	170,700	13,891,566
Marathon Oil Corp.	163,700	8,623,716

		26,412,918

Pharmaceuticals — 8.7%
Bristol-Myers Squibb Co.	85,700	2,481,872
Eli Lilly & Co.	153,900	5,775,867
Johnson & Johnson	80,400	5,348,208
Merck & Co., Inc.	379,081	13,377,769
Pfizer, Inc.	658,420	13,563,452

		40,547,168

Software — 3.8%
Microsoft Corp.	683,700	17,776,200

Total Above-Average Yield		183,095,251

Below-Average Price/Earnings Ratio — 21.7%

Aerospace & Defense — 0.9%
Northrop Grumman Corp.	62,400	4,327,440

Capital Markets — 0.5%
Morgan Stanley	101,300	2,330,913

Diversified Financial Services — 4.1%
Bank of America Corp.	526,844	5,774,210
Citigroup, Inc.	311,830	12,984,601

		18,758,811

Energy Equipment & Services — 1.5%
Noble Corp.	176,500	6,955,865

Food Products — 2.8%
Unilever NV — ADR	399,000	13,107,150

Insurance — 7.7%
ACE Ltd.	109,800	7,227,036
MetLife, Inc.	283,000	12,415,210
Prudential Financial, Inc.	94,700	6,021,973
The Travelers Cos., Inc.	172,808	10,088,531

		35,752,750

Media — 1.9%
Viacom, Inc., Class B	171,700	8,756,700

Metals & Mining — 1.0%
Nucor Corp.	113,400	4,674,348

Oil, Gas & Consumable Fuels — 1.3%
Devon Energy Corp.	78,100	6,155,061

Total Below-Average Price/Earnings Ratio		100,819,038

Low Price-to-Book Value — 12.7%

Aerospace & Defense — 0.8%
Raytheon Co.	76,100	3,793,585

Commercial Banks — 2.3%
Wells Fargo & Co.	390,600	10,960,236

Energy Equipment & Services — 1.0%
Halliburton Co.	91,600	4,671,600

Household Products — 1.2%
Kimberly-Clark Corp.	83,800	5,577,728

Insurance — 0.9%
Hartford Financial Services Group, Inc.	157,200	4,145,364

Media — 2.0%
Comcast Corp., Special Class A	294,800	7,143,004
Walt Disney Co.	53,000	2,069,120

		9,212,124

Metals & Mining — 1.1%
United States Steel Corp. (a)	107,700	4,958,508

Semiconductors & Semiconductor Equipment — 3.4%
LSI Corp. (a)	1,373,300	9,777,896
Micron Technology, Inc. (a)	799,700	5,981,756

		15,759,652

Total Low Price-to-Book Value		59,078,797

Price-to-Cash Flow — 9.8%

Communications Equipment — 0.9%
Motorola Mobility Holdings, Inc. (a)	199,987	4,407,714

Construction & Engineering — 1.4%
Jacobs Engineering Group, Inc. (a)	150,500	6,509,125

Food & Staples Retailing — 2.0%
CVS Caremark Corp.	66,900	2,514,102
The Kroger Co.	276,200	6,849,760

		9,363,862

IT Services — 1.0%
The Western Union Co.	234,500	4,697,035

Portfolio Abbreviation

ADR	American Depositary Receipts

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Price-to-Cash Flow (concluded)

Media — 1.3%
Time Warner, Inc.	162,133	$5,896,777

Oil, Gas & Consumable Fuels — 3.2%
Ensco Plc	96,000	5,116,800
Hess Corp.	57,200	4,276,272
Newfield Exploration Co. (a)	7,200	489,744
Peabody Energy Corp.	81,700	4,812,947

		14,695,763

Total Price-to-Cash Flow		45,570,276

Price-to-Earnings Per Share — 13.3%

Aerospace & Defense — 0.9%
Lockheed Martin Corp.	54,600	4,420,962

Airlines — 1.0%
Delta Air Lines, Inc. (a)	498,400	4,570,328

Automobiles — 1.3%
General Motors Co. (a)	201,900	6,129,684

Biotechnology — 1.6%
Amgen, Inc. (a)	127,400	7,433,790

Electronic Equipment, Instruments & Components — 1.7%
Corning, Inc.	437,200	7,935,180

Food Products — 1.1%
Archer-Daniels-Midland Co.	167,600	5,053,140

Health Care Equipment & Supplies — 3.1%
Baxter International, Inc. (a)	119,800	7,150,862
Medtronic, Inc.	191,300	7,370,789

		14,521,651

Health Care Providers & Services — 0.9%
Aetna, Inc.	96,600	4,259,094

Insurance — 1.7%
Aflac, Inc.	116,800	5,452,224
Lincoln National Corp.	80,300	2,287,747

		7,739,971

Total Price-to-Earnings Per Share		62,063,800

Special Situations — 2.2%

IT Services — 2.2%
International Business Machines Corp.	59,510	10,208,941

Total Long-Term Investments (Cost — $405,922,152) — 99.1%		460,836,103

Short-Term Securities — 0.9%

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (b)(c)	3,978,994	3,978,994

Total Short-Term Securities (Cost — $3,978,994) — 0.9%		3,978,994

Total Investments (Cost — $409,901,146*) — 100.0%		464,815,097

Other Assets Less Liabilities — 0.0%		53,502

Net Assets — 100.0%		$464,868,599

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$425,273,116

Gross unrealized appreciation	$62,968,815
Gross unrealized depreciation	(23,426,834)

Net unrealized appreciation	$39,541,981

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares/		Shares/
	Beneficial		Beneficial
	Interest		Interest
	Held at		Held at
	December 31,	Net	June 30,
Affiliate	2010	Activity	2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	4,642,695	(663,701)	3,978,994	$3,256
BlackRock Liquidity Series, LLC Money Market Series	$2,690,400	$(2,690,400)	—	$9,263

(c)	Represents the current yield as of report date.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Schedule of Investments (concluded)

The following table summarizes the inputs used as of June 30, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets: Investments:
Long-Term Investments:
Aerospace & Defense	$19,472,304	—	—	$19,472,304
Airlines	4,570,328	—	—	4,570,328
Automobiles	6,129,684	—	—	6,129,684
Biotechnology	7,433,790	—	—	7,433,790
Capital Markets	7,232,890	—	—	7,232,890
Chemicals	8,334,510	—	—	8,334,510
Commercial Banks	15,784,177	—	—	15,784,177
Communications Equipment	4,407,714	—	—	4,407,714
Construction & Engineering	6,509,125	—	—	6,509,125
Diversified Financial Services	35,309,870	—	—	35,309,870
Diversified Telecommunication Services	11,877,920	—	—	11,877,920
Electric Utilities	7,268,400	—	—	7,268,400
Electronic Equipment, Instruments & Components	7,935,180	—	—	7,935,180
Energy Equipment & Services	11,627,465	—	—	11,627,465
Food & Staples Retailing	9,363,862	—	—	9,363,862
Food Products	20,441,876	—	—	20,441,876
Health Care Equipment & Supplies	14,521,651	—	—	14,521,651
Health Care Providers & Services	4,259,094	—	—	4,259,094
Household Products	5,577,728	—	—	5,577,728
IT Services	14,905,976	—	—	14,905,976
Industrial Conglomerates	21,853,232	—	—	21,853,232
Insurance	47,638,085	—	—	47,638,085
Media	23,865,601	—	—	23,865,601
Metals & Mining	15,991,130	—	—	15,991,130
Multi-Utilities	7,177,749	—	—	7,177,749
Oil, Gas & Consumable Fuels	47,263,742	—	—	47,263,742
Pharmaceuticals	40,547,168	—	—	40,547,168
Semiconductors & Semiconductor Equipment	15,759,652	—	—	15,759,652
Software	17,776,200	—	—	17,776,200
Short-Term Securities	3,978,994	—	—	3,978,994

Total	$464,815,097	—	—	$464,815,097

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Statement of Assets and Liabilities June 30, 2011 (Unaudited)

Assets:
Investments at value—unaffiliated (cost—$405,922,152)	$460,836,103
Investments at value—affiliated (cost—$3,978,994)	3,978,994
Investments sold receivable	5,083,927
Dividends receivable	561,798
Capital shares sold receivable	50,012
Prepaid expenses	14,845

Total assets	470,525,679

Liabilities:
Investments purchased payable	4,699,751
Capital shares redeemed payable	641,676
Investment advisory fees payable	225,355
Distribution fees payable	7,573
Other affiliates payable	4,650
Officer’s and Directors’ fees payable	909
Other accrued expenses payable	77,166

Total liabilities	5,657,080

Net Assets	$464,868,599

Net Assets Consist of:
Paid-in capital	$483,256,265
Undistributed net investment income	3,886,335
Accumulated net realized loss	(77,187,952)
Net unrealized appreciation/depreciation	54,913,951

Net Assets	$464,868,599

Net Asset Value:
Class I—Based on net assets of $423,551,902 and 33,820,901 shares outstanding, 300 million shares authorized, $0.10 par value	$12.52

Class II—Based on net assets of $8,467,565 and 678,473 shares outstanding, 100 million shares authorized, $0.10 par value	$12.48

Class III—Based on net assets of $32,849,132 and 2,638,520 shares outstanding, 100 million shares authorized, $0.10 par value	$12.45

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Statement of Operations Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividends—unaffiliated	$4,871,637
Foreign taxes withheld	(36,619)
Securities lending—affiliated	9,263
Dividends—affiliated	3,256

Total income	4,847,537

Expenses:
Investment advisory	1,438,875
Distribution—Class II	6,667
Distribution—Class III	40,380
Accounting services	56,739
Professional	31,118
Printing	20,872
Custodian	18,948
Officer and Directors	11,635
Transfer agent—Class I	2,223
Transfer agent—Class II	55
Transfer agent—Class III	226
Miscellaneous	10,871

Total expenses	1,638,609
Less fees waived by advisor	(1,501)

Total expenses after fees waived	1,637,108

Net investment income	3,210,429

Realized and Unrealized Gain (Loss):
Net realized gain from investments	37,612,304
Net change in unrealized appreciation/depreciation on investments	(17,862,376)

Total realized and unrealized gain	19,749,928

Net Increase in Net Assets Resulting from Operations	$22,960,357

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2011	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2010

Operations:
Net investment income	$3,210,429	$7,675,984
Net realized gain	37,612,304	26,366,978
Net change in unrealized appreciation/depreciation	(17,862,376)	24,056,228

Net increase in net assets resulting from operations	22,960,357	58,099,190

Dividends to Shareholders From:
Net investment income:
Class I	—	(7,267,580)
Class II	—	(123,919)
Class III	—	(378,042)

Decrease in net assets resulting from dividends to shareholders	—	(7,769,541)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(29,106,626)	(97,664,027)

Net Assets:
Total decrease in net assets	(6,146,269)	(47,334,378)
Beginning of period	471,014,868	518,349,246

End of period	$464,868,599	$471,014,868

Undistributed net investment income	$3,886,335	$675,906

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)		2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.94		$10.75	$8.35	$13.86	$15.91	$14.77

Net investment income[1]	0.08		0.17	0.20	0.24	0.23	0.24
Net realized and unrealized gain (loss)	0.50		1.20	2.40	(5.34)	0.07	2.97

Net increase (decrease) from investment operations	0.58		1.37	2.60	(5.10)	0.30	3.21

Dividends and distributions from:
Net investment income	—		(0.18)	(0.20)	(0.28)	(0.25)	(0.27)
Net realized gain	—		—	—	(0.13)	(2.10)	(1.80)

Total dividends and distributions	—		(0.18)	(0.20)	(0.41)	(2.35)	(2.07)

Net asset value, end of period	$12.52		$11.94	$10.75	$8.35	$13.86	$15.91

Total Investment Return:[2]
Based on net asset value	4.86%	[3]	12.80%	31.14%	(36.77)%	1.82%	21.86%

Ratios to Average Net Assets:
Total expenses	0.66%	[4]	0.67%	0.68%	0.68%	0.67%	0.67%

Total expenses after fees waived	0.66%	[4]	0.67%	0.68%	0.68%	0.67%	0.67%

Net investment income	1.36%	[4]	1.57%	2.17%	2.08%	1.37%	1.53%

Supplemental Data:
Net assets, end of period (000)	$423,552		$433,249	$486,440	$391,301	$810,621	$969,759

Portfolio turnover	35%		56%	43%	49%	37%	25%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Financial Highlights (continued)

	Class II
	Six Months Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)		2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.91		$10.72	$8.33	$13.81	$15.86	$14.73

Net investment income[1]	0.08		0.15	0.18	0.22	0.20	0.22
Net realized and unrealized gain (loss)	0.49		1.21	2.39	(5.32)	0.07	2.96

Net increase (decrease) from investment operations	0.57		1.36	2.57	(5.10)	0.27	3.18

Dividends and distributions from:
Net investment income	—		(0.17)	(0.18)	(0.25)	(0.22)	(0.25)
Net realized gain	—		—	—	(0.13)	(2.10)	(1.80)

Total dividends and distributions	—		(0.17)	(0.18)	(0.38)	(2.32)	(2.05)

Net asset value, end of period	$12.48		$11.91	$10.72	$8.33	$13.81	$15.86

Total Investment Return:[2]
Based on net asset value	4.79%	[3]	12.67%	30.91%	(36.83)%	1.64%	21.67%

Ratios to Average Net Assets:
Total expenses	0.81%	[4]	0.82%	0.84%	0.83%	0.82%	0.82%

Total expenses after fees waived	0.81%	[4]	0.82%	0.84%	0.83%	0.82%	0.82%

Net investment income	1.21%	[4]	1.42%	2.03%	1.92%	1.22%	1.38%

Supplemental Data:
Net assets, end of period (000)	$8,468		$8,948	$9,611	$9,192	$20,427	$28,254

Portfolio turnover	35%		56%	43%	49%	37%	25%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Financial Highlights (concluded)

	Class III
	Six Months Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)		2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.89		$10.71	$8.32	$13.80	$15.86	$14.74

Net investment income[1]	0.07		0.14	0.17	0.21	0.18	0.20
Net realized and unrealized gain (loss)	0.49		1.20	2.40	(5.30)	0.08	2.97

Net increase (decrease) from investment operations	0.56		1.34	2.57	(5.09)	0.26	3.17

Dividends and distributions from:
Net investment income	—		(0.16)	(0.18)	(0.26)	(0.22)	(0.25)
Net realized gain	—		—	—	(0.13)	(2.10)	(1.80)

Total dividends and distributions	—		(0.16)	(0.18)	(0.39)	(2.32)	(2.05)

Net asset value, end of period	$12.45		$11.89	$10.71	$8.32	$13.80	$15.86

Total Investment Return:[2]
Based on net asset value	4.71%	[3]	12.51%	30.87%	(36.91)%	1.53%	21.59%

Ratios to Average Net Assets:
Total expenses	0.91%	[4]	0.92%	0.93%	0.93%	0.92%	0.92%

Total expenses after fees waived	0.91%	[4]	0.92%	0.93%	0.93%	0.92%	0.92%

Net investment income	1.11%	[4]	1.33%	1.91%	1.87%	1.12%	1.30%

Supplemental Data:
Net assets, end of period (000)	$32,849		$28,818	$22,298	$15,784	$23,265	$17,042

Portfolio turnover	35%		56%	43%	49%	37%	25%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Basic Value V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash securities, issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend and interest on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the period, the Fund accepted only cash collateral in connection with securities loaned.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at an annual rate of 0.60% from January 1, 2011 through May 31, 2011.

Effective June 1, 2011, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Investment
Advisory
Average Daily Net Assets	Fee

First $1 billion	0.60%

$1 billion–$3 billion	0.56%

$3 billion–$5 billion	0.54%

$5 billion–$10 billion	0.52%

Greater than $10 billion	0.51%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) as a percentage of net assets as follows: 1.25% for Class I Shares, 1.40% for Class II Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2011, the Fund reimbursed the Manager $4,718 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Company received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the six months ended June 30, 2011, BIM received $320 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.  Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2011, were $168,848,855 and $236,181,895, respectively.

4.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund pays a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the six months ended June 30, 2011.

5.  Capital Loss Carryforwards:

As of December 31, 2010, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2016	$8,637,774

2017	90,790,512

Total	$99,428,286

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6.  Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

7.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	447,052	$5,607,362

Shares redeemed	(2,897,439)	(36,491,213)

Net decrease	(2,450,387)	$(30,883,851)

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	2,543,526	$28,486,963

Shares issued to shareholders in reinvestment of dividends	617,334	7,267,580

Total issued	3,160,860	35,754,543

Shares redeemed	(12,127,780)	(135,640,540)

Net decrease	(8,996,920)	$(99,885,997)

Class II Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	3,348	$41,194

Shares redeemed	(76,027)	(950,767)

Net decrease	(72,679)	$(909,573)

Class II Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	7,790	$82,649

Shares issued to shareholders in reinvestment of dividends	10,576	123,919

Total issued	18,366	206,568

Shares redeemed	(163,329)	(1,784,988)

Net decrease	(144,963)	$(1,578,420)

Class III Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	473,752	$5,929,930

Shares redeemed	(259,112)	(3,243,132)

Net increase	214,640	$2,686,798

Class III Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	1,000,484	$10,937,532

Shares issued to shareholders in reinvestment of dividends	32,329	378,042

Total issued	1,032,813	11,315,574

Shares redeemed	(691,309)	(7,515,184)

Net increase	341,504	$3,800,390

8.  Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend in the following amounts per share on July 22, 2011 to shareholders of record on July 20, 2011:

Class I	$0.018193

Class II	$0.018193

Class III	$0.018193

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

June 30, 2011

Semi-Annual Report (Unaudited)

BlackRock Capital Appreciation V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Fund Summary as of June 30, 2011
Investment Objective

BlackRock Capital Appreciation V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.
Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2011, the Fund underperformed its benchmark, the Russell 1000® Growth Index. The Fund also underperformed the S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•	During the period, the Fund’s investments in the airline industry negatively impacted performance. In particular, shares of both Delta Air Lines, Inc. and United Continental Holdings Inc. came under pressure as investors began to anticipate the effect elevated future oil prices would have on airline profitability. Also within industrials, employment services firm Manpower, Inc. declined significantly as employment growth struggled to gain positive momentum.

•	The consumer discretionary sector also produced underperformance despite positive stock selection in the internet retail industry. General Motors Co. was the most notable detractor, declining 17% during the reporting period. As with the airlines, higher fuel prices presented a challenge for the company. Within information technology (IT), the Fund’s semiconductor holdings caused underperformance. Cree, Inc., an energy-efficient LED lighting company, fell sharply in January after delivering a disappointing quarterly earnings report due to an inventory buildup in Asia. The Fund’s investments in Broadcom Corp. and Micron Technology, Inc. also detracted from performance.

•	Conversely, stock selection in the health care and financials sectors aided relative returns. Cerner Corp., a provider of IT for the health care sector, was among the key individual contributors. The company reported earnings ahead of expectations and raised both its revenue and earnings forecasts for the year. Biotechnology holdings Vertex Pharmaceuticals, Inc. and Dendreon Corp. also contributed positively to performance.

•	In financials, bond rating agency Moody’s Corp. delivered excellent performance, as the company reported better-than-expected financial results for both the fourth quarter of 2010 and the first quarter of 2011, and has seen little impact from financial reform.

Describe recent portfolio activity.

•	During the six-month period, we substantially increased the Fund’s weighting in the health care sector due to both relative performance and trading activity. This increase came at the expense of the materials and consumer discretionary sectors.

Describe portfolio positioning at period end.

•	At period end, the Fund held its most notable overweights in the IT, health care and industrials sectors, while holding substantial underweights in consumer staples, materials and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in a diversified portfolio consisting of primarily common stock of US companies that Fund management believes have shown above-average growth rates in earnings over the long term.

[2]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance- related fees and expenses. The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with a greater-than-average growth orientation.
Performance Summary as of June 30, 2011

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years		10 Years

Class I Shares[5]	2.33%	32.83%	4.68%		2.66%

Class III Shares[5]	2.21	32.60	4.44	[6]	2.41	[6]

S&P 500® Index	6.02	30.69	2.94		2.72

Russell 1000® Growth Index	6.83	35.01	5.33		2.24

[5]	Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Fund Information as of June 30, 2011

Percent of
Sector Allocations	Long-Term Investments

Information Technology	33%
Consumer Discretionary	17
Industrials	15
Health Care	14
Energy	8
Consumer Staples	6
Financials	3
Materials	2
Telecommunication Services	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and/or distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2011 and held through June 30, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	January 1, 2011	June 30, 2011	During the Period[1]	January 1, 2011	June 30, 2011	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,023.20	$3.61	$1,000.00	$1,021.22	$3.61	0.72%

Class III	$1,000.00	$1,022.10	$4.86	$1,000.00	$1,019.88	$4.86	0.97%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc. BlackRock Capital Appreciation V.I. Fund Schedule of Investments June 30, 2011 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 5.9%
Boeing Co.	108,600	$8,028,798
General Dynamics Corp.	51,700	3,852,684
Precision Castparts Corp.	17,900	2,947,235

		14,828,717

Air Freight & Logistics — 1.6%
United Parcel Service, Inc., Class B	56,900	4,149,717

Airlines — 1.2%
Delta Air Lines, Inc. (a)	89,900	824,383
United Continental Holdings, Inc. (a)	97,500	2,206,425

		3,030,808

Auto Components — 1.9%
BorgWarner, Inc. (a)	27,800	2,245,962
Johnson Controls, Inc.	60,900	2,537,094

		4,783,056

Automobiles — 1.4%
Ford Motor Co. (a)	178,500	2,461,515
Tesla Motors Inc. (a)(b)	40,100	1,168,113

		3,629,628

Beverages — 2.3%
The Coca-Cola Co.	86,300	5,807,127

Biotechnology — 3.1%
Biogen Idec, Inc. (a)	25,000	2,673,000
Dendreon Corp. (a)	100,800	3,975,552
Vertex Pharmaceuticals, Inc. (a)	24,700	1,284,153

		7,932,705

Capital Markets — 1.0%
Jefferies Group, Inc.	127,700	2,605,080

Communications Equipment — 6.6%
Acme Packet, Inc. (a)	12,200	855,586
Alcatel-Lucent — ADR (a)	491,000	2,833,070
Juniper Networks, Inc. (a)	66,500	2,094,750
QUALCOMM, Inc.	191,300	10,863,927

		16,647,333

Computers & Peripherals — 7.8%
Apple, Inc. (a)	44,600	14,970,882
NetApp, Inc. (a)	91,200	4,813,536

		19,784,418

Diversified Consumer Services — 0.4%
Apollo Group, Inc., Class A (a)	26,100	1,140,048

Diversified Financial Services — 1.4%
Moody’s Corp.	95,200	3,650,920

Diversified Telecommunication Services — 1.3%
Verizon Communications, Inc.	85,800	3,194,334

Energy Equipment & Services — 4.2%
Halliburton Co.	66,100	3,371,100
Schlumberger Ltd.	83,100	7,179,840

		10,550,940

Food & Staples Retailing — 0.8%
Whole Foods Market, Inc. (a)	31,200	1,979,640

Health Care Providers & Services — 3.9%
AmerisourceBergen Corp.	68,900	2,852,460
Express Scripts, Inc. (a)	75,400	4,070,092
Lincare Holdings, Inc.	100,500	2,941,635

		9,864,187

Health Care Technology — 1.5%
Cerner Corp. (a)	61,000	3,727,710

Hotels, Restaurants & Leisure — 3.8%
Las Vegas Sands Corp. (a)	87,900	3,710,259
Starbucks Corp.	93,600	3,696,264
Starwood Hotels & Resorts Worldwide, Inc.	37,600	2,107,104

		9,513,627

Household Durables — 1.1%
Stanley Black & Decker, Inc.	37,800	2,723,490

Household Products — 2.9%
The Procter & Gamble Co.	113,700	7,227,909

IT Services — 3.9%
Accenture Plc	49,300	2,978,706
Cognizant Technology Solutions Corp. (a)	40,500	2,970,270
International Business Machines Corp.	11,200	1,921,360
VeriFone Systems, Inc. (a)	42,600	1,889,310

		9,759,646

Internet & Catalog Retail — 2.7%
Amazon.com, Inc. (a)	33,000	6,748,170

Internet Software & Services — 1.5%
Google, Inc., Class A (a)	7,700	3,899,126

Life Sciences Tools & Services — 2.2%
Covance, Inc. (a)	52,600	3,122,862
Thermo Fisher Scientific, Inc. (a)	38,000	2,446,820

		5,569,682

Machinery — 4.4%
Caterpillar, Inc.	23,300	2,480,518
Danaher Corp.	132,400	7,015,876
Terex Corp. (a)	61,600	1,752,520

		11,248,914

Media — 2.4%
Viacom, Inc., Class B	81,500	4,156,500
Walt Disney Co.	47,800	1,866,112

		6,022,612

Metals & Mining — 2.1%
Freeport-McMoRan Copper & Gold, Inc., Class B	98,200	5,194,780

Oil, Gas & Consumable Fuels — 3.5%
Alpha Natural Resources, Inc. (a)	59,875	2,720,720
Anadarko Petroleum Corp.	65,300	5,012,428
Exxon Mobil Corp.	14,700	1,196,286

		8,929,434

Pharmaceuticals — 2.3%
Allergan, Inc.	39,100	3,255,075
Johnson & Johnson	38,200	2,541,064

		5,796,139

Professional Services — 1.0%
Manpower, Inc.	49,400	2,650,310

Portfolio Abbreviation

ADR	American Depositary Receipts

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc. BlackRock Capital Appreciation V.I. Fund Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Semiconductors & Semiconductor Equipment — 2.2%
Altera Corp.	39,500	$1,830,825
Broadcom Corp., Class A (a)	47,500	1,597,900
Micron Technology, Inc. (a)	300,000	2,244,000

		5,672,725

Software — 9.3%
Check Point Software Technologies Ltd. (a)	86,700	4,928,895
Oracle Corp.	204,400	6,726,804
Red Hat, Inc. (a)	80,000	3,672,000
Salesforce.com, Inc. (a)	33,400	4,975,932
VMware, Inc. (a)	31,400	3,147,222

		23,450,853

Specialty Retail — 2.5%
Home Depot, Inc.	101,500	3,676,330
Tiffany & Co.	33,100	2,599,012

		6,275,342

Textiles, Apparel & Luxury Goods — 0.2%
Coach, Inc.	9,400	600,942

Wireless Telecommunication Services — 0.7%
MetroPCS Communications, Inc. (a)	105,800	1,820,818

Total Long-Term Investments (Cost — $197,637,559) — 95.0%		240,410,887

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (c)(d)	3,466,499	3,466,499

	Beneficial
	Interest
	(000)

BlackRock Liquidity Series, LLC Money Market Series, 0.09% (c)(d)(e)	$188	188,500

Total Short-Term Securities (Cost — $3,654,999) — 1.4%		3,654,999

Total Investments (Cost — $201,292,558*) — 96.4%		244,065,886
Other Assets Less Liabilities — 3.6%		8,995,586

Net Assets — 100.0%		$253,061,472

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$201,934,063

Gross unrealized appreciation	$44,922,036
Gross unrealized depreciation	(2,790,213)

Net unrealized appreciation	$42,131,823

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares/		Shares/
	Beneficial		Beneficial
	Interest		Interest
	Held at		Held at
	December 31,	Net	June 30,
Affiliate	2010	Activity	2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	1,044,215	2,422,284	3,466,499	$1,981
BlackRock Liquidity Series, LLC Money Market Series	$2,659,250	$(2,470,750)	$188,500	$4,717

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets: Investments:
Long-Term Investments[1]	$240,410,887	—	—	$240,410,887
Short-Term Securities	3,466,499	$188,500	—	3,654,999

Totals	$243,877,386	$188,500	—	$244,065,886

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Statement of Assets and Liabilities June 30, 2011 (Unaudited)

Assets:
Investments at value—unaffiliated (including securities loaned of $189,345) (cost—$197,637,559)	$240,410,887
Investments at value—affiliated (cost—$3,654,999)	3,654,999
Capital shares sold receivable	9,140,964
Investments sold receivable	3,135,794
Dividends receivable	128,785
Securities lending income receivable—affiliated	193
Other assets	480
Prepaid expenses	3,660

Total assets	256,475,762

Liabilities:
Collateral on securities loaned at value	188,500
Investments purchased payable	2,936,118
Investment advisory fees payable	126,503
Capital shares redeemed payable	117,366
Other affiliates payable	1,220
Distribution fees payable	1,162
Officer’s and Directors’ fees payable	620
Other accrued expenses payable	42,801

Total liabilities	3,414,290

Net Assets	$253,061,472

Net Assets Consist of:
Paid-in capital	$202,495,586
Undistributed net investment income	294,377
Accumulated net realized gain	7,498,181
Net unrealized appreciation/depreciation	42,773,328

Net Assets	$253,061,472

Net Asset Value:
Class I—Based on net assets of $244,886,996 and 27,861,980 shares outstanding, 100 million shares authorized, $0.10 par value	$8.79

Class III—Based on net assets of $8,174,475 and 931,285 shares outstanding, 100 million shares authorized, $0.10 par value	$8.78

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Statement of Operations Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividends—unaffiliated	$1,187,921
Dividends—affiliated	1,981
Securities lending—affiliated	4,717

Total income	1,194,619

Expenses:
Investment advisory	808,153
Accounting services	28,950
Professional	16,705
Custodian	15,436
Printing	11,391
Officer and Directors	9,166
Transfer Agent—Class I	2,339
Transfer Agent—Class III	79
Distribution fees—Class III	2,256
Registration	427
Miscellaneous	6,319

Total expenses	901,221
Less fees waived by advisor	(974)

Total expenses after fees waived	900,247

Net investment income	294,372

Realized and Unrealized Gain (Loss):
Net realized gain from:
Investments	18,500,213
Foreign currency transactions	2,371

18,502,584

Net change in unrealized appreciation/depreciation on investments	(13,244,131)

Total realized and unrealized gain	5,258,453

Net Increase in Net Assets Resulting from Operations	$5,552,825

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2011	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2010

Operations:
Net investment income	$$294,372	$$430,034
Net realized gain	18,502,584	18,371,378
Net change in unrealized appreciation/depreciation	(13,244,131)	18,421,859

Net increase in net assets resulting from operations	5,552,825	37,223,271

Dividends to Shareholders From:
Net Investment income:
Class I	—	(431,679)
Class III	—	(637)

Decrease in net assets resulting from dividends to shareholders	—	(432,316)

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions	(1,062,242)	9,215,702

Net Assets:
Total increase in net assets	4,490,583	46,006,657
Beginning of period	248,570,889	202,564,232

End of period	$253,061,472	$248,570,889

Undistributed net investment income	$294,376	$5

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)		2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$8.59		$7.20	$5.31	$8.75	$8.22	$7.91

Net investment income[1]	0.01		0.02	0.03	0.03	0.02	0.05
Net realized and unrealized gain	0.19		1.39	1.88	(3.43)	1.56	0.31

Net increase (decrease) from investment operations	0.20		1.41	1.91	(3.40)	1.58	0.36

Dividends and distributions from:
Net investment income	—		(0.02)	(0.02)	(0.03)	(0.04)	(0.05)
Net realized gain	—		—	—	(0.01)	(1.01)	—

Total dividends and distributions	—		(0.02)	(0.02)	(0.04)	(1.05)	(0.05)

Net asset value, end of period	$8.79		$8.59	$7.20	$5.31	$8.75	$8.22

Total Investment Return:[2]
Based on net asset value	2.33%	[3]	19.53%	36.01%	(38.84)%	19.08%	4.54%

Ratios to Average Net Assets:
Total expenses	0.72%	[4]	0.74%	0.78%	0.77%	0.79%	0.75%

Total expenses after fees waived	0.72%	[4]	0.74%	0.78%	0.77%	0.79%	0.75%

Net investment income	0.24%	[4]	0.22%	0.42%	0.40%	0.29%	0.58%

Supplemental Data:
Net assets, end of period (000)	$244,887		$248,090	$202,564	$91,936	$159,288	$114,681

Portfolio turnover	41%		76%	102%	141%	102%	69%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Financial Highlights (concluded)

	Class III
									Period
	Six Months		Period June 15,						September 30,
	Ended June 30,		2010[1] to						2004[3] to
	2011		December 31,		Year Ended December 31,				December 31,
	(Unaudited)		2010		2007[2]		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$8.59		$7.11		$8.22		$7.92	$7.40	$6.83

Net investment income[4]	—	[5]	—	[5]	0.01		0.05	0.04	0.05
Net realized and unrealized gain	0.19		1.49		1.55		0.30	0.52	0.57

Net increase from investment operations	0.19		1.49		1.56		0.35	0.56	0.62

Dividends and distributions from:
Net investment income	—		(0.01)		(0.02)		(0.05)	(0.04)	(0.05)
Net realized gain	—		—		(1.01)		—	—	—

Total dividends and distributions	—		(0.01)		(1.03)		(0.05)	(0.04)	(0.05)

Net asset value, end of period	$8.78		$8.59		$8.75		$8.22	$7.92	$7.40

Total Investment Return:[6]
Based on net asset value	2.21%	[7]	20.98%	[7]	18.84%		4.41%	7.63%	9.14% [7]

Ratios to Average Net Assets:
Total expenses	0.97%	[8]	0.99%	[8]	1.01%		0.76%	0.76%	0.74% [8]

Total expenses after fees waived	0.97%	[8]	0.99%	[8]	1.01%		0.76%	0.76%	0.74% [8]

Net investment income (loss)	(0.05)%	[8]	(0.06)%	[8]	0.06%		0.57%	0.58%	2.79% [8]

Supplemental Data:
Net assets, end of period (000)	$8,174		$480		$—	[2]	$1	$1	$1

Portfolio turnover	41%		76%		102%		69%	82%	78%

[1]	Recommencement of operations.

[2]	There were no Class III shares outstanding as of December 31, 2007 and during the years ended December 31, 2008 and December 31, 2009.

[3]	Commencement of operations

[4]	Based on average shares outstanding.

[5]	Amount is less than $(0.01) per share.

[6]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[7]	Aggregate total investment return.

[8]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Capital Appreciation V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash securities issued or guaranteed by the U.S. government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend and interest on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the period, the Fund accepted only cash collateral in connection with securities loaned.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at an annual rate of 0.65% from January 1, 2011 through May 31, 2011.

Effective June 1, 2011, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Investment
Advisory
Average Daily Net Assets	Fee

First $1 billion	0.65%

$1 billion—$3 billion	0.61%

$3 billion—$5 billion	0.59%

$5 billion—$10 billion	0.57%

Greater than $10 billion	0.55%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) as a percentage of net assets as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2011, the Fund reimbursed the Manager $1,245 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Company received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the six months ended June 30, 2011, BIM received $623 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.  Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2011, were $109,444,678 and $100,606,170, respectively.

4.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund pays a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the six months ended June 30, 2011.

5.  Capital Loss Carryforwards:

As of December 31, 2010, the Fund had capital loss carryforwards available to offset future realized capital gains in the amount of $10,362,898, which expires December 31, 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2011, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	2,223,925	$19,569,149

Shares redeemed	(3,234,380)	(28,239,570)

Net decrease	(1,010,455)	$(8,670,421)

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	4,926,312	$39,705,944

Shares issued to shareholders in reinvestment of dividends	50,195	431,679

Total issued	4,976,507	40,137,623

Shares redeemed	(4,218,872)	(31,348,938)

Net increase	757,635	$8,788,685

Class III Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	879,829	$7,647,756

Shares redeemed	(4,459)	(39,577)

Net increase	875,370	$7,608,179

Class III Shares
Period June 15, 2010[1] to
December 31, 2010	Shares	Amount

Shares sold	59,044	$453,188

Shares issued to shareholders in reinvestment of dividends	74	637

Total issued	59,118	453,825

Shares redeemed	(3,203)	(26,608)

Net increase	55,915	$427,017

[1]	Recommencement of operations.

8.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

June 30, 2011

Semi-Annual Report (Unaudited)

BlackRock Equity Dividend V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock Equity Dividend V.I. Fund
Fund Summary as of June 30, 2011
Investment Objective

BlackRock Equity Dividend V.I. Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.
Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2011, the Fund outperformed its benchmark, the Russell 1000® Value Index and the S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

•	On a year-to-date basis, the Fund gained significant outperformance relative to its benchmark through an underweight position and stock selection in the financials sector, followed by strong stock selection in consumer staples, industrials, consumer discretionary, energy and information technology (IT). The Fund’s overweights in industrials and energy also added to relative performance during the reporting period.

•	On a year-to-date basis, the largest individual detractor from relative returns was the Fund’s underweight position and stock selection in health care, an area that we view as fundamentally challenged by weak pipelines and the ever-present threat of litigation. The Fund’s overweight position in consumer staples and an underweight in consumer discretionary also weighed on performance during the reporting period. Stock selection in telecommunication services and materials also detracted from performance.

Describe recent portfolio activity.

•	During the six-month period, there were relatively few changes made to the strategic direction of the Fund. However, we took the opportunity to add selectively to sectors we believe are likely to benefit in the current environment. The Fund’s overweights and underweights remain unchanged, and our long-term outlook for global demand growth and continued infrastructure development is still the central theme for the portfolio.

Describe portfolio positioning at period end.

•	At period end, we continue to see significant opportunity in the equity income space and believe that dividend-paying stocks present a strong investment case. Valuations look attractive across the value segment, and have created opportunities to buy new names and add to existing holdings. As correlations in the equity market continue to fall, we believe these types of opportunities will increase, especially given that earnings have risen steadily with prices since the March 2009 lows. More recently, we have seen this earnings strength prevail even as market prices have been more constrained due to headline/event risk combined with weaker-than-expected macroeconomic data releases. In the financial media, dividends have been getting a lot of attention and continue to be a significant part of total return for investors who require income and seek capital preservation.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Equity Dividend V.I. Fund
Total Return Based on a $10,000 Investment

[1]	Effective October 1, 2010, the Fund seeks to achieve its objective by investing in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. The returns for Class III Shares, which have not recommenced operations as of the date of this report, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Performance Summary as of June 30, 2011

	6-Month	Average Annual Total Returns
	Total Returns	1 Year[6]		5 Years[6]		10 Years[6]

Class I Shares[5]	7.71%	29.79%		5.88%		6.22%

Class III Shares[5]	7.58 [7]	29.47	[7]	5.62	[7]	5.96	[7]

Russell 1000® Value Index	5.92	28.94		1.15		3.99

S&P 500® Index	6.02	30.69		2.94		2.72

[5]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]	The returns for Class III Shares, which have not recommenced operations as of the date of this report, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Equity Dividend V.I. Fund
Fund Information as of June 30, 2011

Percent of
Sector Allocations	Long-Term Investments

Industrials	16%
Financials	16
Energy	15
Consumer Staples	13
Materials	10
Utilities	7
Consumer Discretionary	7
Telecommunication Services	6
Health Care	6
Information Technology	4

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and/or distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2011 and held through June 30, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	January 1, 2011	June 30, 2011	During the Period[1]	January 1, 2011	June 30, 2011	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,077.10	$5.20	$1,000.00	$1,019.79	$5.06	1.01%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Equity Dividend V.I. Fund
Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts, as specified in Note 2 of the Notes to Financials Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, foreign currency exchange rate and/or other risks. Such derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Equity Dividend V.I. Fund

Schedule of Investments June 30, 2011 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 6.3%
General Dynamics Corp.	4,100	$305,532
Honeywell International, Inc.	4,300	256,237
Northrop Grumman Corp.	4,300	298,205
Raytheon Co.	8,400	418,740
Rockwell Collins, Inc.	1,300	80,197
United Technologies Corp. (a)	6,100	539,911

		1,898,822

Air Freight & Logistics — 0.8%
United Parcel Service, Inc., Class B	3,100	226,083

Auto Components — 0.5%
Johnson Controls, Inc.	3,700	154,142

Beverages — 2.3%
The Coca-Cola Co.	5,400	363,366
Diageo Plc	15,700	321,205

		684,571

Capital Markets — 0.3%
The Bank of New York Mellon Corp.	3,000	76,860

Chemicals — 4.1%
Air Products & Chemicals, Inc.	900	86,022
The Dow Chemical Co.	6,000	216,000
E.I. du Pont de Nemours & Co.	10,000	540,500
Olin Corp.	6,600	149,556
Praxair, Inc.	2,300	249,297

		1,241,375

Commercial Banks — 6.9%
The Bank of Nova Scotia	5,900	355,425
National Bank of Canada	4,900	397,406
Royal Bank of Canada	2,300	131,473
The Toronto-Dominion Bank	2,800	237,424
U.S. Bancorp	11,900	303,569
Wells Fargo & Co. (a)	22,500	631,350

		2,056,647

Computers & Peripherals — 0.8%
Hewlett-Packard Co.	6,200	225,680

Consumer Finance — 1.1%
American Express Co.	6,600	341,220

Containers & Packaging — 0.7%
Packaging Corp. of America	2,900	81,171
Temple-Inland, Inc.	4,400	130,856

		212,027

Diversified Financial Services — 3.4%
Bank of America Corp.	23,400	256,464
JPMorgan Chase & Co.	18,800	769,672

		1,026,136

Diversified Telecommunication Services — 5.8%
AT&T, Inc.	16,747	526,023
BCE, Inc.	3,000	117,870
CenturyLink, Inc.	12,301	497,329
Frontier Communications Corp.	1,992	16,076
Verizon Communications, Inc.	12,300	457,929
Windstream Corp.	8,155	105,689

		1,720,916

Electric Utilities — 3.5%
American Electric Power Co., Inc.	3,900	146,952
Duke Energy Corp.	6,743	126,971
FirstEnergy Corp.	1,600	70,640
ITC Holdings Corp.	1,000	71,770
NextEra Energy, Inc.	4,300	247,078
Northeast Utilities, Inc.	3,200	112,544
PPL Corp.	3,200	89,056
The Southern Co.	4,800	193,824

		1,058,835

Electrical Equipment — 0.4%
Rockwell Automation, Inc.	1,500	130,140

Energy Equipment & Services — 0.7%
Schlumberger Ltd.	2,500	216,000

Food & Staples Retailing — 0.8%
Wal-Mart Stores, Inc.	4,500	239,130

Food Products — 4.4%
General Mills, Inc. (a)	6,700	249,374
H.J. Heinz Co.	3,700	197,136
Kraft Foods, Inc. (a)	7,100	250,133
Mead Johnson Nutrition Co.	3,800	256,690
Unilever NV — ADR	10,800	354,780

		1,308,113

Hotels, Restaurants & Leisure — 1.6%
McDonald’s Corp.	5,700	480,624

Household Products — 2.0%
Kimberly-Clark Corp.	3,300	219,648
The Procter & Gamble Co.	6,000	381,420

		601,068

IT Services — 2.2%
Automatic Data Processing, Inc.	1,600	84,288
International Business Machines Corp.	3,300	566,115

		650,403

Industrial Conglomerates — 2.7%
3M Co.	3,200	303,520
General Electric Co.	26,900	507,334

		810,854

Insurance — 3.3%
Chubb Corp.	4,800	300,528
Prudential Financial, Inc.	4,200	267,078
The Travelers Cos., Inc.	7,200	420,336

		987,942

Leisure Equipment & Products — 0.5%
Mattel, Inc.	5,800	159,442

Machinery — 4.2%
Caterpillar, Inc.	6,300	670,698
Deere & Co.	7,100	585,395

		1,256,093

Media — 0.9%
Comcast Corp., Special Class A	11,300	273,799

Metals & Mining — 4.7%
BHP Billiton Ltd.	17,300	817,614
Barrick Gold Corp.	4,100	186,157

Portfolio Abbreviation

ADR	American Depositary Receipts

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Equity Dividend V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Metals & Mining (concluded)

Rio Tinto, Ltd.	3,300	$293,736
Southern Copper Corp.	3,700	121,619

		1,419,126

Multi-Utilities — 2.5%
Consolidated Edison, Inc.	1,400	74,536
Dominion Resources, Inc.	5,700	275,139
Public Service Enterprise Group, Inc.	6,100	199,104
Sempra Energy	2,000	105,760
Wisconsin Energy Corp.	2,600	81,510

		736,049

Oil, Gas & Consumable Fuels — 14.2%
Cameco Corp.	2,800	73,858
Chevron Corp.	9,400	966,696
ConocoPhillips	5,300	398,507
Consol Energy, Inc.	1,300	63,024
EQT Corp.	4,200	220,584
Enbridge, Inc.	11,200	364,178
Exxon Mobil Corp.	8,100	659,178
Marathon Oil Corp.	6,400	337,152
Murphy Oil Corp.	600	39,396
Occidental Petroleum Corp.	3,300	343,332
Peabody Energy Corp.	1,200	70,692
Spectra Energy Corp.	5,421	148,590
Total SA — ADR	9,700	561,048

		4,246,235

Paper & Forest Products — 0.8%
MeadWestvaco Corp.	7,300	243,163

Pharmaceuticals — 5.8%
Abbott Laboratories	4,500	236,790
Bristol-Myers Squibb Co.	14,700	425,712
Johnson & Johnson	4,700	312,644
Merck & Co., Inc.	9,400	331,726
Pfizer, Inc.	20,100	414,060

		1,720,932

Real Estate Investment Trusts (REITs) — 0.5%
Weyerhaeuser Co.	6,300	137,718

Road & Rail — 1.7%
Canadian National Railway Company	4,300	343,570
Union Pacific Corp.	1,700	177,480

		521,050

Semiconductors & Semiconductor Equipment — 0.9%
Intel Corp.	12,100	268,136

Software — 0.7%
Microsoft Corp.	7,600	197,600

Specialty Retail — 2.0%
Home Depot, Inc.	8,100	293,382
Limited Brands, Inc.	7,900	303,755

		597,137

Textiles, Apparel & Luxury Goods — 1.1%
VF Corp.	2,900	314,824

Tobacco — 3.1%
Altria Group, Inc.	6,100	161,101
Lorillard, Inc.	2,400	261,288
Philip Morris International, Inc.	7,500	500,775

		923,164

Water Utilities — 0.6%
American Water Works Co, Inc.	6,500	191,425
Cia Saneamento, Preference Shares (a)(b)	108	—

		191,425

Wireless Telecommunication Services — 0.7%
Rogers Communications, Inc., Class B	1,400	55,437
Vodafone Group Plc — ADR	5,337	142,604

		198,041

Total Long-Term Investments (Cost — $25,966,540) — 99.5%		29,751,522

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (c)(d)	74,239	74,239

Total Short-Term Securities (Cost — $74,239) — 0.3%		74,239

Total Investments (Cost — $26,040,779*) — 99.8%		$29,825,761

Other Assets Less Liabilities — 0.2%		64,838

Net Assets — 100.0%		$29,890,599

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$26,047,334

Gross unrealized appreciation	$4,113,629
Gross unrealized depreciation	(335,202)

Net unrealized appreciation	$3,778,427

(a)	Non-income producing security.

(b)	Convertible security.

(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares		Shares
	Held at		Held at
	December 31,	Net	June 30,
Affiliate	2010	Activity	2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	198,864	(124,625)	74,239	$204

(d)	Represents the current yield as of report date.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Equity Dividend V.I. Fund
Schedule of Investments (concluded)

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Common Stocks:
Aerospace & Defense	$1,898,822	—	—	$1,898,822
Air Freight & Logistics	226,083	—	—	226,083
Auto Components	154,142	—	—	154,142
Beverages	363,366	$321,205	—	684,571
Capital Markets	76,860	—	—	76,860
Chemicals	1,241,375	—	—	1,241,375
Commercial Banks	2,056,647	—	—	2,056,647
Computers & Peripherals	225,680	—	—	225,680
Consumer Finance	341,220	—	—	341,220
Containers & Packaging	212,027	—	—	212,027
Diversified Financial Services	1,026,136	—	—	1,026,136
Diversified Telecommunication Services	1,720,916	—	—	1,720,916
Electric Utilities	1,058,835	—	—	1,058,835
Electrical Equipment	130,140	—	—	130,140
Energy Equipment & Services	216,000	—	—	216,000
Food & Staples Retailing	239,130	—	—	239,130
Food Products	1,308,113	—	—	1,308,113
Hotels, Restaurants & Leisure	480,624	—	—	480,624
Household Products	601,068	—	—	601,068
IT Services	650,403	—	—	650,403
Industrial Conglomerates	810,854	—	—	810,854
Insurance	987,942	—	—	987,942
Leisure Equipment & Products	159,442	—	—	159,442
Machinery	1,256,093	—	—	1,256,093
Media	273,799	—	—	273,799
Metals & Mining	307,776	1,111,350	—	1,419,126
Multi-Utilities	736,049	—	—	736,049
Oil, Gas & Consumable Fuels	4,246,235	—	—	4,246,235
Paper & Forest Products	243,163	—	—	243,163
Pharmaceuticals	1,720,932	—	—	1,720,932
Real Estate Investment Trusts (REITs)	137,718	—	—	137,718
Road & Rail	521,050	—	—	521,050
Semiconductors & Semiconductor Equipment	268,136	—	—	268,136
Software	197,600	—	—	197,600
Specialty Retail	597,137	—	—	597,137
Textiles, Apparel & Luxury Goods	314,824	—	—	314,824
Tobacco	923,164	—	—	923,164
Water Utilities	191,425	—	—	191,425
Wireless Telecommunication Services	198,041	—	—	198,041
Short-Term Securities	74,239	—	—	74,239

Total	$28,393,206	$1,432,555	—	$29,825,761

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Equity Dividend V.I. Fund
Statement of Assets and Liabilities June 30, 2011 (Unaudited)

Assets:
Investments at value—unaffiliated (cost—$25,966,540)	$29,751,522
Investments at value—affiliated (cost—$74,239)	74,239
Cash	1,371
Foreign currency at value (cost—$40,500)	42,179
Investments sold receivable	117,091
Dividends receivable	87,613
Prepaid expenses	1,096

Total assets	30,075,111

Liabilities:
Investments purchased payable	121,596
Capital shares redeemed payable	28,921
Investment advisory fees payable	14,456
Officer’s and Directors’ fees payable	5,963
Other affiliates payable	312
Other accrued expenses payable	13,264

Total liabilities	184,512

Net Assets	$29,890,599

Net Assets Consist of:
Paid-in capital	$25,834,662
Undistributed net investment income	164,493
Undistributed net realized gain	102,494
Net unrealized appreciation/depreciation	3,788,950

Net Assets	$29,890,599

Net Asset Value:
Class I—Based on net assets of $29,890,599 and 3,522,452 shares outstanding, 100 million shares authorized, $0.10 par value	$8.49

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Equity Dividend V.I. Fund
Statement of Operations Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividends—unaffiliated	$463,817
Foreign taxes withheld	(8,635)
Dividends—affiliated	204

Total income	455,386

Expenses:
Investment advisory	90,252
Professional	34,013
Officer and Directors	7,364
Accounting services	6,714
Custodian	5,097
Transfer agent	2,497
Printing	1,300
Miscellaneous	5,425

Total expenses	152,662
Less fees waived by advisor	(102)

Total expenses after fees waived	152,560

Net investment income	302,826

Realized and Unrealized Gain:
Net realized gain from:
Investments	131,801
Foreign currency transactions	107

131,908

Net change in unrealized appreciation/depreciation on:
Investments	1,749,583
Foreign currency transactions	4,410

1,753,993

Total realized and unrealized gain	1,885,901

Net Increase in Net Assets Resulting from Operations	$2,188,727

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Equity Dividend V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2011	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2010

Operations:
Net investment income	$302,826	$738,788
Net realized gain	131,908	4,113,330
Net change in unrealized appreciation/depreciation	1,753,993	(2,278,039)

Net increase in net assets resulting from operations	2,188,727	2,574,079

Dividends and Distribution to Shareholders From:
Net investment income	(148,918)	(751,318)
Net realized gain	—	(3,744,629)

Decrease in net assets resulting from dividends and distributions to shareholders	(148,918)	(4,495,947)

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions	(951,880)	1,141,070

Net Assets:
Total increase (decrease) in net assets	1,087,929	(780,798)
Beginning of period	28,802,670	29,583,468

End of period	$29,890,599	$28,802,670

Undistributed net investment income	$164,493	$10,585

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Equity Dividend V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)		2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$7.92		$8.49	$7.69	$12.60	$11.93	$10.06

Net investment income[1]	0.08		0.22	0.25	0.25	0.22	0.31
Net realized and unrealized gain (loss)	0.53		0.64	0.86	(4.43)	2.87	2.19

Net increase (decrease) from investment operations	0.61		0.86	1.11	(4.18)	3.09	2.50

Dividends and distributions from:
Net investment income	(0.04)		(0.24)	(0.25)	(0.26)	(0.23)	(0.32)
Net realized gain	—		(1.19)	(0.06)	(0.47)	(2.19)	(0.31)

Total dividends and distributions	(0.04)		(1.43)	(0.31)	(0.73)	2.42	(0.63)

Net asset value, end of period	$8.49		$7.92	$8.49	$7.69	$12.60	$11.93

Total Investment Return:[2]
Based on net asset value	7.71%	[3]	10.33%	14.87%	(33.85)%	26.38%	25.23%

Ratios to Average Net Assets:
Total expenses	1.01%	[4]	1.07%	0.94%	0.88%	0.76%	0.77%

Total expenses after fees waived	1.01%	[4]	1.03%	0.94%	0.88%	0.76%	0.77%

Net investment income	2.01%	[4]	2.73%	3.23%	2.38%	1.67%	2.86%

Supplemental Data:
Net assets, end of period (000)	$29,891		$28,803	$29,583	$29,876	$55,613	$55,049

Portfolio turnover	116%		103%	24%	16%	25%	47%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Equity Dividend V.I. Fund
Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2007[1]		2006

Per Share Operating Performance:
Net asset value, beginning of year	$11.92		$10.06

Net investment income[2]	0.18		0.31
Net realized and unrealized gain	2.88		2.18

Net increase from investment operations	3.06		2.49

Dividends and distributions from:
Net investment income	(0.20)		(0.32)
Net realized gain	(2.19)		(0.31)

Total dividends and distributions	2.39		(0.63)

Net asset value, end of year	$12.59		$11.92

Total Investment Return:[3]
Based on net asset value	26.16%		25.13%

Ratios to Average Net Assets:
Total expenses	1.02%		0.82%

Net investment income	1.41%		2.80%

Supplemental Data:
Net assets, end of year (000)	$—	[1]	$2

Portfolio turnover	25%		47%

[1]	There were no Class III Shares outstanding as of December 31, 2007 and during the years ended December 31, 2008, December 31, 2009, December 31, 2010, and during the six months ended June 30, 2011.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.
BlackRock Equity Dividend V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Equity Dividend V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and as of June 30, 2011, there were no shares outstanding.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

The Effect of Derivative Financial Instruments in the
Statement of Operations
Six Months Ended June 30, 2011

Net Realized Gain from
Foreign
Currency
Transactions

Foreign currency exchange contracts	$336

For the six months ended June 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:

Average number of contracts-US dollars purchased	3

Average US dollar amounts purchased	$87,382

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at an annual rate of 0.60% from January 1, 2011 through May 31, 2011.

Effective June 1, 2011, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Investment
Advisory
Average Daily Net Assets	Fee

First $1 billion	0.60%

$1 billion—$3 billion	0.56%

$3 billion—$5 billion	0.54%

$5 billion—$10 billion	0.52%

Greater than $10 billion	0.51%

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) as a percentage of net assets as follows: 1.25% for Class I shares and 1.50% for Class III shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2011, the Fund reimbursed the Manager $313 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2011, were $34,764,605 and $41,269,793, respectively.

5.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund pays a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the six months ended June 30, 2011.

6.  Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

7.  Capital Share Transactions:

Transactions in capital shares were as follows:

Class I Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	222,629	$1,843,135

Shares issued to shareholders in reinvestment of dividends	17,582	148,918

Total issued	240,211	1,992,053

Shares redeemed	(353,340)	(2,943,933)

Net decrease	(113,129)	$(951,880)

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	198,936	$1,708,809

Shares issued to shareholders in reinvestment of dividends and distributions	564,217	4,495,947

Total issued	763,153	6,204,756

Shares redeemed	(611,308)	(5,063,686)

Net increase (decrease)	151,845	$1,141,070

8.  Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

On July 5, 2011, the Fund re-launched Class III Shares.

The Fund paid a net investment income dividend in the following amounts per share on July 22, 2011 to shareholders of record on July 20, 2011:

Class I	$0.047030

Class III	$0.047030

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

June 30, 2011

Semi-Annual Report (Unaudited)

BlackRock Global Allocation V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Fund Summary as of June 30, 2011
Investment Objective

BlackRock Global Allocation V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.
Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2011, the Fund underperformed its Reference Benchmark and the Financial Times Stock Exchange (FTSE) World Index. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World Index (Excluding US); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. The Fund invests in both equities and bonds; therefore, the Reference Benchmark provides a truer representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

•	Within the equity segment of the Fund, stock selection in the United States and Canada detracted from performance, as did overweights in Brazil and India. From a sector perspective, an overweight position and stock selection in materials hampered returns, as did stock selection in industrials and consumer staples. Within financials, stock selection negatively impacted performance, although this was partially offset by an underweight exposure to the sector. Foreign currency exchange translations also hurt returns.

•	Within the equity segment, stock selection in Japan contributed to performance, although this was partially offset by an overweight exposure to the region. The Fund’s underweight exposure to fixed income contributed positively to returns. Within fixed income, security selection within the United States and Germany contributed to performance, as did an underweight to Japanese government bonds.

•	The Fund uses derivatives, which may include options, futures, indexed securities, inverse securities, swaps and forward contracts both to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets and the Fund will not engage in certain strategies that are considered highly risky and speculative. During the period, the Fund’s use of derivatives had a positive impact on the absolute performance of the Fund.

Describe recent portfolio activity.

•	During the six-month period, the Fund’s overall equity allocation decreased from 65% of net assets to 64%. Within equities, the Fund decreased its weighting in North America and Asia, and increased its weighting in Europe. On a sector basis, the Fund increased weightings in energy, consumer discretionary, health care and utilities, modestly increased weightings to information technology (IT), telecommunication services and industrials, and decreased in financials and materials. The Fund’s allocation to fixed income remained unchanged at 28% of net assets. The Fund increased exposure to sovereign debt in Asia, Latin America and Germany, as well as US dollar-denominated foreign corporates, and decreased exposure to US dollar-denominated foreign convertible bonds. Reflecting the above changes, the Fund’s allocation to cash and cash equivalents increased from 7% of net assets to 8%.

•	Reflecting these portfolio changes, the Fund’s cash position detracted modestly from relative performance, but helped mitigate portfolio volatility and served as a source of funds for new investments.

Describe portfolio positioning at period end.

•	Relative to its Reference Benchmark, the Fund ended the period overweight in equities,

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Fund Summary as of June 30, 2011 (concluded)

significantly underweight in fixed income and overweight in cash and cash equivalents. Within the equity segment, the Fund was underweight in Europe and the United States, while it was overweight in Asia, notably Japan, and Brazil. On a sector basis, the Fund was overweight in materials, energy, telecommunication services, health care, IT and utilities; it was underweight in financials, consumer staples, consumer discretionary and industrials. Within fixed income, the Fund was underweight in nominal US Treasuries, sovereign debt in Asia, notably Japan, and Europe, and overweight in sovereign debt in Latin America, convertible bonds and corporate debt.

•	With respect to currency exposure, the Fund was overweight in the Brazilian real, the Singapore dollar, the Russian ruble, the Swiss franc and the Canadian dollar, and was underweight the US dollar, the euro and the Japanese yen.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in a portfolio of equity, debt and money market securities.

[2]	Assuming transaction costs, and other operating expenses, including investment advisory fees, if any. Does not include insurance- related fees and expenses. The returns for Class II Shares and Class III Shares prior to November 24, 2003 and November 18, 2003, the commencement of operations of Class II Shares and Class III Shares, respectively, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and III Shares.

[3]	This unmanaged market capitalization-weighted index is comprised of over 2,000 equities from 31 countries, including the United States.

[4]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World Index (Excluding US); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

Past performance is not indicative of future results.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Performance Summary as of June 30, 2011

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years	10 Years

Class I Shares[1]	3.53%	19.38%	7.26%	9.02%

Class II Shares[1]	3.47	19.21	7.10	8.90	[6]

Class III Shares[1]	3.45	19.14	6.99	8.76	[6]

FTSE World Index	5.22	31.31	3.63	5.23

Reference Benchmark	4.87	21.61	5.57	6.06

US Stocks: S&P 500® Index[2]	6.02	30.69	2.94	2.72

Non-US Stocks: FTSE World Index (Excluding US)[3]	4.66	31.86	4.02	7.78

US Bonds: BofA Merrill Lynch Current 5-Year US Treasury Index[4]	3.29	3.78	7.17	5.63

Non-US Bonds: Citigroup Non-US Dollar World Government Bond Index[5]	4.69	13.94	7.76	8.68

[1]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[2]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[3]	This unmanaged, capitalization-weighted index is comprised of over 1,700 companies in 30 countries, excluding the United States.

[4]	This unmanaged index is designed to track the total return of the current coupon five-year US Treasury bond.

[5]	This unmanaged, market capitalization-weighted index tracks 10 government bond indexes, excluding the United States.

[6]	The returns for Class II Shares and Class III Shares prior to November 24, 2003 and November 18, 2003, the commencement of operations of Class II Shares and Class III Shares, respectively, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and III Shares.

Past performance is not indicative of future results.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Fund Information as of June 30, 2011

	Percent of Fund’s		Reference Benchmark
	Net Assets		Percentages[4]

US Equities	34%[1]		36%

European Equities	10	[1]	12

Asian-Pacific Equities	14	[1]	8

Other Equities	6	[1]	4

Total Equities	64	[2]	60

US Dollar Denominated Fixed Income Securities	17		24

US Issuers	12		—

Non-US Issuers	5		—

Non-US Dollar Denominated Fixed Income Securities	11		16

Total Fixed Income Securities	28		40

Cash & Cash Equivalents	8	[3]	—

[1]	Includes value of financial futures contracts.

[2]	Includes preferred stock.

[3]	Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

[4]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World Index (excluding US); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and/or distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2011 and held through June 30, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	January 1, 2011	June 30, 2011	During the Period[1]	January 1, 2011	June 30, 2011	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,035.30	$3.53	$1,000.00	$1,021.32	$3.51	0.70%

Class II	$1,000.00	$1,034.70	$4.29	$1,000.00	$1,020.58	$4.26	0.85%

Class III	$1,000.00	$1,034.50	$4.79	$1,000.00	$1,020.08	$4.76	0.95%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, swaps and options as specified in Note 2 of the Notes to Consolidated Financials Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, interest rate and/or foreign currency exchange rate risks. Such derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might other wise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Argentina — 0.1%
Banco Macro SA — ADR	33,800	$1,275,612
Cresud SA Sponsored — ADR	92,200	1,497,328
IRSA Inversiones y Representaciones SA — ADR	107,300	1,476,448
Pampa Energia SA — ADR	111,200	1,705,808
Telecom Argentina SA — ADR	33,100	862,586
Tenaris SA — ADR	21,460	981,366

		7,799,148

Australia — 1.2%
Asciano Ltd.	1,025,900	1,813,773
BHP Billiton Ltd. (a)	889,811	42,053,264
CSL Ltd.	280,246	9,961,633
Newcrest Mining Ltd.	668,062	27,069,695
Orica Ltd.	100	2,899
Rio Tinto Ltd.	254,724	22,673,230
Telstra Corp. Ltd.	1,410,238	4,382,154
Woodside Petroleum Ltd.	101,800	4,491,116

		112,447,764

Austria — 0.0%
Telekom Austria AG	158,476	2,022,362

Belgium — 0.1%
RHJ International (b)	697,400	5,026,332

Brazil — 2.2%
All America Latina Logistica SA	401,650	3,389,441
Banco do Brasil SA	79,800	1,422,507
Banco Santander Brasil SA	301,200	3,495,167
Cia Brasileira de Distribuicao Grupo Pao de Acucar	391,383	18,023,706
Cia Energetica de Minas Gerais	187,395	3,867,833
Cosan Ltd., Class A	615,300	7,562,037
Cyrela Brazil Realty SA Empreendimentos e Participacoes	777,100	7,429,169
Hypermarcas SA	1,907,100	17,963,265
Itau Unibanco Holding SA	349,000	8,092,980
MRV Engenharia e Participacoes SA	911,700	7,641,070
OGX Petroleo e Gas Participacoes SA (b)	379,400	3,537,161
Petroleo Brasileiro SA — ADR	2,070,540	63,524,167
Qualicorp SA (b)	604,700	5,765,505
SLC Agricola SA	626,800	7,438,142
Telecomunicacoes de Sao Paulo SA — ADR	796,145	23,645,506
Usinas Siderurgicas de Minas Gerais SA, Preference ‘A’ Shares	179,900	1,580,386
Vale SA, Preference ‘A’ Shares	586,600	16,756,241

		201,134,283

Canada — 2.4%
Alamos Gold, Inc.	487,820	8,077,646
BCE, Inc.	21,300	836,877
Barrick Gold Corp.	660,016	29,892,125
Canadian Natural Resources Ltd.	288,800	12,089,168
Canadian Pacific Railway Ltd.	118,793	7,403,180
Canadian Pacific Railway Ltd.	124,628	7,775,278
Cenovus Energy, Inc.	6,540	246,296
Cenovus Energy, Inc.	60,900	2,298,471
Daylight Energy Ltd.	870,730	8,441,418
Eldorado Gold Corp.	1,115,935	16,465,089
Goldcorp, Inc.	664,128	32,057,458
IAMGOLD Corp.	638,100	11,970,756
IAMGOLD, International African Mining Gold Corp.	364,921	6,863,670
Kinross Gold Corp.	355,405	5,615,399
Kinross Gold Corp.	1,279,910	20,211,550
Magna International, Inc., Class A	19,900	1,075,396
Potash Corp. of Saskatchewan, Inc.	95,610	5,448,814
Rogers Communications, Inc., Class B	127,800	5,050,656
Rogers Communications, Inc., Class B	48,000	1,900,689
Silver Wheaton Corp.	404,100	13,335,300
Sino-Forest Corp. (b)	412,150	1,367,494
Suncor Energy, Inc.	170,860	6,696,571
TELUS Corp.	65,750	3,620,017
Talisman Energy, Inc.	189,780	3,898,120
Teck Resources Ltd., Class B	18,720	949,853
Valeant Pharmaceuticals International, Inc. (d)	96,400	5,008,944
Viterra, Inc.	199,200	2,164,566

		220,760,801

Chile — 0.1%
E.CL SA	1,816,500	5,110,765
Sociedad Quimica y Minera de Chile SA — ADR	77,500	5,015,800

		10,126,565

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Consolidated Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	LIBOR	London InterBank Offered Rate
AUD	Australian Dollar	MosPrime	Moscow Prime Offered Rate
BRL	Brazilian Real	MSCI	Morgan Stanley Capital International
CAD	Canadian Dollar	MXN	Mexican New Peso
CHF	Swiss Franc	MYR	Malaysian Ringgit
CNH	Chinese Renminbi (Offshore)	NOK	Norwegian Krone
CNY	Chinese Renminbi	NZD	New Zealand Dollar
ETF	Exchange-Traded Fund	SGD	Singapore Dollar
EUR	Euro	PLN	Polish Zloty
GBP	British Pound	SPDR	Standard and Poor’s Depositary Receipts
GDR	Global Depositary Receipts	TRY	Turkish Lira
HKD	Hong Kong Dollar	TWD	Taiwan Dollar
IDR	Indonesian Rupiah	USD	US Dollar
JPY	Japanese Yen	ZAR	South African Rand
KRW	South Korean Won

See Notes to Consolidated Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

China — 1.0%
CSR Corp. Ltd.	1,733,500	$1,632,274
Chaoda Modern Agriculture Holdings Ltd.	15,446,698	6,733,583
China BlueChemical Ltd.	5,305,300	4,398,254
China Huiyuan Juice Group Ltd.	880,500	451,469
China Life Insurance Co. Ltd.	86,149	4,465,964
China Life Insurance Co. Ltd.	1,240,000	4,281,384
China Shenhua Energy Co. Ltd., Class H	1,133,367	5,431,009
China Telecom Corp., Ltd.	5,736,600	3,745,025
China Unicom Ltd. (c)	2,221,400	4,509,476
Dongfang Electric Corp. Ltd.	1,199,800	4,468,793
Dongfeng Motor Group Co. Ltd.	1,476,500	2,803,018
Guangshen Railway Co. Ltd. (a)	6,977,600	2,930,260
Guangzhou Automobile Group Co. Ltd.	3,784,702	4,641,024
Huaneng Power International, Inc.	3,218,800	1,703,498
Jiangsu Expressway Co. Ltd.	1,458,400	1,350,094
Mindray Medical International Ltd. — ADR (a)	46,200	1,295,910
Ping An Insurance Group Co.	328,918	3,411,430
Shanghai Electric Group Co. Ltd.	6,013,200	3,186,515
Shanghai Pharmaceuticals Holding Co. Ltd. (b)	2,164,600	5,827,566
Sinopharm Group Co.	2,907,200	9,798,403
Tianjin Port Development Holdings Ltd.	23,290,800	4,449,316
Xiamen International Port Co. Ltd.	6,270,700	1,123,308
Zhongsheng Group Holdings Ltd.	2,617,700	5,734,335

		88,371,909

Czech Republic — 0.1%
CEZ AS	129,900	6,687,573

Egypt — 0.1%
Telecom Egypt	2,024,879	5,151,758

Finland — 0.1%
Fortum Oyj	401,963	11,655,019

France — 1.4%
Atos Origin SA	45,500	2,570,201
BNP Paribas SA	93,490	7,208,916
Cie Generale d’Optique Essilor International SA	219,261	17,790,562
France Telecom SA	285,692	6,074,808
GDF Suez	561,700	20,528,773
LVMH Moët Hennessy Louis Vuitton SA (a)	71,450	12,839,354
Sanofi-Aventis	173,950	13,992,642
Sanofi-Aventis SA — ADR	24,767	994,890
Technip SA	26,520	2,842,717
Total SA	278,977	16,128,626
Total SA — ADR	283,100	16,374,504
Vivendi SA	434,750	12,117,760

		129,463,753

Germany — 1.4%
Allianz AG, Registered Shares	43,173	6,020,336
BASF SE	199,940	19,598,378
Bayer AG	135,210	10,859,600
Bayer AG — ADR	4,900	394,744
Bayerische Motoren Werke AG	49,170	4,910,064
Beiersdorf AG (c)	19,300	1,253,951
Daimler AG	176,620	13,319,177
Deutsche Bank AG, Registered Shares	109,150	6,442,087
Deutsche Telekom AG — ADR	46,500	726,795
Infineon Technologies AG	487,340	5,475,920
Kabel Deutschland Holding AG (b)	146,330	9,014,005
Lanxess	51,050	4,187,558
Muenchener Rueckversicherungs AG, Registered Shares	23,080	3,523,276
Siemens AG	136,020	18,691,973
Volkswagen AG, Preference Shares	106,022	21,924,886

		126,342,750

Hong Kong — 1.2%
AIA Group Ltd. (b)	1,081,300	3,764,034
Beijing Enterprises Holdings Ltd.	3,467,842	18,123,477
Cheung Kong Holdings Ltd.	441,000	6,476,101
Cheung Kong Infrastructure Holdings Ltd.	831,700	4,327,051
China Dongxiang Group Co.	4,677,976	1,488,913
China Mobile Ltd.	2,272,400	21,155,539
China Resources Gas Group Ltd.	2,450,000	3,432,611
China Resources Power Holdings Co. Ltd.	1,364,000	2,666,943
Hutchison Whampoa Ltd.	693,943	7,518,838
The Link Real Estate Investment Trust	4,502,646	15,380,976
Mongolian Mining Corp. (b)	2,390,300	2,961,828
Shougang Concord International Enterprises Co. Ltd.	6,060,100	594,656
Tianjin Development Holdings Ltd. (b)	14,805,207	9,326,987
Wharf Holdings Ltd. (a)	1,140,140	7,950,786
Yuanda China Holdings Ltd. (b)	22,750,100	4,268,366

		109,437,105

India — 0.8%
Adani Enterprises Ltd.	630,500	10,098,501
Adani Power Ltd. (b)	2,834,909	6,987,514
Bharat Heavy Electricals Ltd.	324,390	14,912,172
Container Corp. of India (b)	57,440	1,339,917
Housing Development Finance Corp.	997,320	15,810,172
Larsen & Toubro Ltd.	126,800	5,186,464
Reliance Industries Ltd.	495,410	9,980,548
State Bank of India Ltd.	177,050	9,546,364

		73,861,652

Indonesia — 0.1%
Bumi Resources Tbk PT	24,947,736	8,613,350
Telekomunikasi Indonesia Tbk PT	2,851,200	2,455,190

		11,068,540

Israel — 0.2%
Check Point Software Technologies Ltd. (b)	23,700	1,347,345
Teva Pharmaceutical Industries — ADR	346,015	16,684,843

		18,032,188

Italy — 0.4%
Assicurazioni Generali SpA	180,180	3,798,634
Eni SpA	470,040	11,139,448
Enel SpA	1,398,800	9,139,999
Intesa Sanpaolo SpA	1,858,336	4,948,333
Telecom Italia SpA	2,397,650	3,335,105

		32,361,519

Japan — 6.4%
Aisin Seiki Co. Ltd.	155,739	6,026,403
Asahi Kasei Corp.	563,400	3,796,773
Astellas Pharma Inc.	112,293	4,357,090

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Japan (continued)

The Bank of Kyoto Ltd.	297,041	$2,734,960
Bridgestone Corp.	254,432	5,862,247
Canon, Inc.	319,058	15,176,406
Daihatsu Motor Co., Ltd.	326,307	5,553,304
Daiwa House Industry Co., Ltd.	337,190	4,254,893
Denso Corp.	209,020	7,773,967
East Japan Railway Co.	331,532	18,987,098
FANUC Corp.	38,318	6,407,651
Fuji Heavy Industries Ltd.	1,583,564	12,305,903
Futaba Industrial Co., Ltd.	337,021	2,465,174
Hitachi Chemical Co., Ltd.	261,100	5,180,028
Hitachi Ltd.	735,000	4,362,225
Honda Motor Co., Ltd.	379,383	14,616,458
Hoya Corp.	446,074	9,875,418
Inpex Holdings, Inc.	2,552	18,867,394
JGC Corp.	462,802	12,679,436
JSR Corp.	132,600	2,570,205
Japan Real Estate Investment Corp.	136	1,338,083
Japan Retail Fund Investment Corp.	180	277,386
KDDI Corp.	2,382	17,138,339
Kinden Corp.	351,718	3,009,215
Kirin Holdings Co., Ltd.	626,551	8,734,694
Komatsu Ltd.	199,400	6,225,891
Kubota Corp.	1,523,596	13,516,684
Kuraray Co., Ltd.	439,170	6,433,846
Kyowa Hakko Kirin Co. Ltd.	486,479	4,640,479
MS&AD Insurance Group Holdings, Inc.	548,714	12,843,656
Marubeni Corp.	829,500	5,512,697
Mikuni Coca-Cola Bottling Co., Ltd.	11,700	102,304
Mitsubishi Corp.	995,047	24,854,137
Mitsubishi Tanabe Pharma Corp.	230,270	3,853,939
Mitsubishi UFJ Financial Group, Inc.	1,651,127	8,046,497
Mitsui & Co., Ltd.	1,162,678	20,102,846
Mitsui Fudosan Co., Ltd.	199,300	3,432,521
Mitsui OSK Lines Ltd.	586,511	3,155,876
Murata Manufacturing Co., Ltd.	126,328	8,446,090
NGK Insulators Ltd.	303,090	5,646,430
NKSJ Holdings, Inc.	1,536,355	10,140,224
NTT DoCoMo, Inc.	17,594	31,421,851
NTT Urban Development Corp.	2,200	1,887,190
Nintendo Co., Ltd.	14,581	2,738,140
Nippon Building Fund, Inc.	182	1,778,518
Nippon Electric Glass Co., Ltd.	342,801	4,398,526
Nippon Telegraph & Telephone Corp.	245,630	11,847,182
Okumura Corp.	1,200,751	4,389,091
Rinnai Corp.	72,523	5,237,219
Rohm Co., Ltd.	89,653	5,143,521
Sekisui House Ltd.	961,199	8,949,807
Seven & I Holdings Co., Ltd.	215,794	5,803,559
Shin-Etsu Chemical Co., Ltd.	351,434	18,837,473
Shionogi & Co., Ltd.	264,122	4,325,139
Sony Financial Holdings, Inc.	211,600	3,825,641
Sumitomo Chemical Co., Ltd.	3,809,890	19,023,128
Sumitomo Electric Industries Ltd.	346,748	5,057,541
Sumitomo Mitsui Financial Group, Inc.	186,847	5,761,369
Suzuki Motor Corp.	859,089	19,365,176
TDK Corp.	98,733	5,446,256
Tadano Ltd.	66,421	402,395
Terumo Corp.	87,075	4,713,765
Toda Corp.	1,172,296	4,261,568
Toho Co., Ltd.	200,662	3,331,910
Tokio Marine Holdings, Inc.	852,223	23,857,461
Tokyo Gas Co., Ltd.	2,117,070	9,555,091
Toyota Industries Corp.	404,577	13,357,233
Toyota Motor Corp.	223,753	9,213,967
Ube Industries Ltd.	2,025,046	6,096,683
West Japan Railway Co.	139,600	5,449,840
Yahoo! Japan Corp.	7,700	2,649,923
Yamada Denki Co., Ltd.	58,800	4,790,996

		584,222,026

Kazakhstan — 0.1%
KazMunaiGas Exploration Production — GDR	628,700	12,511,130

Luxembourg — 0.0%
Millicom International Cellular SA	24,300	2,545,897

Malaysia — 0.5%
Axiata Group Bhd	10,481,286	17,417,975
British American Tobacco Malaysia Bhd	210,200	3,250,982
IOI Corp. Bhd	963,105	1,692,257
PLUS Expressways Bhd	5,182,508	7,757,886
Telekom Malaysia Bhd	7,979,246	10,452,416
Tenaga Nasional Bhd	148,378	333,063
YTL Power International Bhd	13,226,352	9,640,984

		50,545,563

Mexico — 0.2%
America Movil, SA de CV — ADR	215,457	11,608,823
Fomento Economico Mexicano, SA de CV — ADR	50,500	3,357,745

		14,966,568

Netherlands — 0.4%
ASML Holding NV	113,800	4,197,484
CNH Global NV (b)	27,300	1,055,175
ING Groep NV CVA (b)	291,470	3,591,932
Koninklijke KPN NV	447,299	6,505,964
Koninklijke Philips Electronics NV	415,583	10,680,519
Koninklijke Philips Electronics NV, New York Registered Shares	29,181	749,368
LyondellBasell Industries NV — Class A	26,800	1,032,336
Unilever NV	185,160	6,077,067
Unilever NV — ADR	69,100	2,269,935

		36,159,780

Norway — 0.2%
DnB NOR ASA	416,010	5,795,645
Statoil ASA	302,900	7,668,216
Telenor ASA	177,970	2,912,530

		16,376,391

Philippines — 0.0%
Philippine Long Distance Telephone Co. — ADR	64,900	3,507,196

Poland — 0.0%
Powszechny Zaklad Ubezpieczen SA	13,000	1,776,928

Portugal — 0.0%
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	525,910	2,441,237

Russia — 1.3%
AFI Development Plc, Class B (b)	194,108	186,344
Federal Hydrogenerating Co. JSC	17,965,600	826,418

See Notes to Consolidated Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Russia (concluded)

Federal Hydrogenerating Co. JSC — ADR	3,530,305	$16,963,116
Federal Hydrogenerating Co. JSC — ADR	17,100	82,264
Federal Hydrogenerating Co. JSC — GDR	14,272,960	656,556
Kuzbassrazrezugol (b)	8,659,275	3,147,646
LSR Group — GDR	171,500	1,354,850
LSR Group — GDR (d)	1,026,600	7,091,753
MMC Norilsk Nickel	226,717	5,940,059
Magnitogorsk Iron & Steel Works — GDR (b)	649,500	7,391,310
Novorossiysk Commercial Sea Port PJSC — GDR (b)	628,150	5,640,787
OAO Gazprom — ADR (b)	778,300	11,324,265
Polyus Gold Co. ZAO — ADR	453,900	14,252,460
Rosneft Oil Co. — GDR	1,207,000	10,162,940
Sberbank	7,076,500	26,041,520
Uralkali — GDR (b)	15,700	706,500
VimpelCom Ltd. — ADR	498,400	6,359,584

		118,128,372

Singapore — 0.8%
CapitaLand Ltd.	1,427,950	3,392,289
DBS Group Holdings Ltd.	371,170	4,440,033
Fraser and Neave Ltd.	1,717,800	8,116,327
Global Logistic Properties Ltd. (b)	1,978,700	3,324,155
Keppel Corp. Ltd.	1,464,860	13,253,540
M1 Ltd.	1,955,330	4,031,983
Noble Group Ltd.	1,431,271	2,304,863
Oversea-Chinese Banking Corp. Ltd.	1,565,800	11,960,125
Raffles Medical Group Ltd.	1,508,800	2,879,474
SembCorp Marine Ltd.	887,100	3,839,015
Singapore Press Holdings Ltd.	762,240	2,422,418
Singapore Telecommunications Ltd.	4,159,730	10,721,845
United Overseas Bank Ltd.	206,200	3,310,572

		73,996,639

South Africa — 0.3%
Anglo Platinum Ltd.	15,927	1,482,074
AngloGold Ashanti Ltd. — ADR	40,700	1,713,063
Harmony Gold Mining Co. Ltd. — ADR	769,300	10,170,146
Impala Platinum Holdings Ltd.	56,500	1,524,614
Katanga Mining Ltd. (b)	1,097,988	1,901,229
Life Healthcare Group Holdings Ltd.	1,558,700	4,054,768
Randgold Resources, Ltd. — ADR	111,500	9,371,575
Sasol Ltd.	27,700	1,461,293

		31,678,762

South Korea — 0.9%
Cheil Industries, Inc.	51,553	6,182,869
Hyundai Motor Co.	32,100	7,156,169
KT Corp.	29,000	1,105,729
KT Corp. — ADR	428,190	8,324,013
KT&G Corp.	124,341	7,733,098
LG Corp.	73,500	5,551,001
LG Display Co. Ltd.	87,500	2,442,267
Mando Corp.	9,500	1,975,433
POSCO	12,487	5,425,051
POSCO — ADR	55,280	6,004,514
SK Telecom Co., Ltd.	51,120	7,732,759
Samsung Electronics Co., Ltd.	22,660	17,612,012
Samsung Fine Chemicals Co., Ltd.	64,900	4,179,461

		81,424,376

Spain — 0.4%
Banco Santander SA	1,012,814	11,667,758
Repsol YPF SA	211,080	7,321,410
Telefonica SA	713,272	17,420,761
Telefonica SA — ADR	119,400	2,924,106

		39,334,035

Switzerland — 1.0%
Garmin Ltd. (a)	33,527	1,107,397
Nestle SA, Registered Shares	452,604	28,164,864
Noble Corp.	23,265	916,874
Novartis AG, Registered Shares	216,892	13,292,684
Roche Holding AG	64,937	10,871,798
Swiss Reinsurance Co., Registered Shares (b)	15,100	847,899
Swisscom AG	15,230	6,981,990
TE Connectivity Ltd.	65,778	2,417,999
Transocean Ltd.	120,260	7,763,986
Tyco International Ltd.	65,208	3,223,231
UBS AG (b)	403,020	7,354,939
Weatherford International Ltd. (b)	333,880	6,260,250
Zurich Financial Services AG (b)	26,578	6,725,288

		95,929,199

Taiwan — 1.0%
ASUSTeK Computer, Inc. (b)	208,448	2,074,689
Catcher Technology Co. Ltd.	441,600	2,795,720
Cheng Shin Rubber Industry Co. Ltd.	1,325,500	3,816,080
Chunghwa Telecom Co. Ltd.	1,793,311	6,170,998
Chunghwa Telecom Co. Ltd. — ADR	351,338	12,138,728
Compal Electronics, Inc.	501,474	616,140
Delta Electronics, Inc.	2,425,141	8,934,137
Far EasTone Telecommunications Co. Ltd.	2,955,000	4,716,343
Formosa Chemicals & Fibre Corp.	893,000	3,332,437
HTC Corp.	561,977	19,001,132
Hon Hai Precision Industry Co., Ltd.	1,102,513	3,795,724
MediaTek, Inc.	284,341	3,097,101
Nan Ya Plastics Corp.	1,081,000	2,891,339
Taiwan Semiconductor Manufacturing Co., Ltd.	5,083,115	12,810,770
Yulon Motor Co. Ltd.	2,457,000	6,050,390

		92,241,728

Thailand — 0.3%
Hana Microelectronics PCL	1,972,938	1,496,158
PTT Chemical PCL	2,329,679	11,146,064
PTT Chemical PCL — ADR	3,400	16,341
PTT Public Company THB10	601,492	6,558,171
Siam Commercial Bank PCL	2,079,668	7,513,203

		26,729,937

Turkey — 0.3%
BIM Birlesik Magazalar AS	162,800	5,291,251
Tupras Turkiye Petrol Rafinerileri AS	201,115	4,939,322
Turk Telekomunikasyon AS	1,083,558	5,728,236
Turkcell Iletisim Hizmet AS (b)	490,317	2,646,084
Turkiye Garanti Bankasi AS	1,461,862	6,633,644

		25,238,537

United Kingdom — 2.8%
Amlin Plc	275,400	1,795,256
Anglo American Plc	249,700	12,383,607
Antofagasta Plc	617,600	13,820,739
AstraZeneca Plc — ADR	17,000	851,190
BG Group Plc	1,279,400	29,049,954

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United Kingdom (concluded)

BP Plc	1,614,468	$11,887,315
BP Plc — ADR	332,000	14,704,280
BT Group Plc	3,458,300	11,213,205
British American Tobacco Plc	126,983	5,568,407
Diageo Plc — ADR	255,869	20,947,995
Ensco Plc — ADR	20,312	1,082,630
GlaxoSmithKline Plc — ADR	27,700	1,188,330
Glencore International Plc (b)	625,200	4,926,769
Guinness Peat Group Plc (b)	6,964,461	4,531,650
HSBC Holdings Plc (a)	1,947,674	19,310,669
HSBC Holdings Plc	461,600	4,590,558
International Power Plc	1,963,800	10,142,532
Lloyds Banking Group Plc (b)	7,566,058	5,945,664
National Grid Plc	1,684,200	16,579,592
Petropavlovsk Plc	100,757	1,180,666
Prudential Plc	135,600	1,565,747
Royal Dutch Shell Plc — ADR	132,874	9,451,328
Scottish & Southern Energy Plc	506,400	11,325,937
Standard Chartered Plc	213,525	5,608,804
Unilever Plc	122,391	3,949,074
Unilever Plc — ADR	76,400	2,474,596
Vallares Plc (b)	551,900	8,902,013
Vodafone Group Plc (b)	5,522,318	14,643,202
Vodafone Group Plc — ADR	366,780	9,800,362

		259,422,071

United States — 32.9%
3M Co.	143,286	13,590,677
ACE Ltd.	337,899	22,240,512
The AES Corp. (b)	446,700	5,690,958
AT&T, Inc.	1,772,394	55,670,896
Abbott Laboratories	366,162	19,267,444
AboveNet, Inc.	232	16,347
Accenture Plc	19,391	1,171,604
Activision Blizzard, Inc.	1,106,300	12,921,584
Adobe Systems, Inc. (b)	89,900	2,827,355
Advanced Micro Devices, Inc. (b)	71,400	499,086
Aetna, Inc.	437,648	19,295,900
Aflac, Inc.	39,300	1,834,524
Agilent Technologies, Inc. (b)	234,710	11,996,028
Albemarle Corp.	18,600	1,287,120
Alcoa, Inc.	881,300	13,977,418
Allergan, Inc.	48,500	4,037,625
Alliance Resource Partners LP	67,659	5,240,190
The Allstate Corp.	92,511	2,824,361
Altera Corp.	28,800	1,334,880
Altria Group, Inc.	353,477	9,335,328
Amdocs Ltd. (b)	35,116	1,067,175
American Eagle Outfitters, Inc. (c)	704,000	8,976,000
American Electric Power Co., Inc.	114,706	4,322,122
American Tower Corp., Class A (b)	174,658	9,139,853
American Water Works Co, Inc.	177,454	5,226,020
Ameriprise Financial, Inc.	18,200	1,049,776
AmerisourceBergen Corp.	208,346	8,625,524
Amgen, Inc.	174,904	10,205,648
Anadarko Petroleum Corp.	192,991	14,813,989
Analog Devices, Inc.	27,300	1,068,522
Apache Corp.	166,954	20,600,454
Apple, Inc. (b)	271,322	91,074,656
Arch Capital Group Ltd. (b)	172,711	5,512,935
Arrow Electronics, Inc. (b)	25,500	1,058,250
Autodesk, Inc. (b)	26,300	1,015,180
Autoliv, Inc.	12,900	1,012,005
Axis Capital Holdings Ltd.	28,699	888,521
BMC Software, Inc. (b)	26,409	1,444,572
Ball Corp.	29,800	1,146,108
Bank of America Corp.	2,437,531	26,715,340
The Bank of New York Mellon Corp.	658,982	16,883,119
Baxter International, Inc.	18,800	1,122,172
Becton Dickinson & Co.	13,500	1,163,295
Biogen Idec, Inc. (b)	16,199	1,731,997
Boeing Co.	254,219	18,794,411
BorgWarner, Inc. (b)	70,200	5,671,458
Bristol-Myers Squibb Co.	1,968,717	57,014,044
Broadcom Corp., Class A (b)	138,726	4,666,743
CA, Inc.	699,139	15,968,335
CMS Energy Corp.	278,423	5,482,149
CNA Financial Corp.	23,300	676,865
CVS Caremark Corp.	383,917	14,427,601
Capital One Financial Corp.	54,200	2,800,514
Cardinal Health, Inc.	26,172	1,188,732
Celgene Corp. (b)	82,200	4,958,304
CenturyLink, Inc.	389,678	15,754,693
Cephalon, Inc. (b)(c)	72,900	5,824,710
Charter Communications, Inc. (b)	2,109	114,434
Chevron Corp.	608,089	62,535,873
Chubb Corp.	151,423	9,480,594
Cigna Corp.	170,884	8,788,564
Cimarex Energy Co.	11,700	1,052,064
Cisco Systems, Inc. (b)(c)	1,988,328	31,037,800
Citigroup, Inc.	726,946	30,270,056
Coach, Inc.	19,500	1,246,635
The Coca-Cola Co.	106,505	7,166,721
Coca-Cola Enterprises, Inc.	39,700	1,158,446
Cognizant Technology Solutions Corp. (b)	41,303	3,029,162
Colgate-Palmolive Co.	171,746	15,012,318
Comcast Corp., Class A	1,077,511	27,304,129
Complete Production Services, Inc. (b)	185,891	6,201,324
Computer Sciences Corp.	35,983	1,365,915
Comverse Technology, Inc. (b)	474,680	3,678,770
ConAgra Foods, Inc.	105,071	2,711,882
ConocoPhillips	464,458	34,922,597
Consol Energy, Inc.	738,623	35,808,443
Consolidated Edison, Inc.	104,300	5,552,932
Constellation Brands, Inc., Class A (b)	126,469	2,633,085
Corning, Inc.	1,123,557	20,392,560
Coventry Health Care, Inc. (b)	31,300	1,141,511
Covidien Plc	118,599	6,313,025
Crown Holdings, Inc. (b)	117,069	4,544,619
DISH Network Corp. (b)	116,469	3,572,104
DaVita, Inc. (b)	108,079	9,360,722
Dell, Inc. (b)(c)	684,440	11,409,615
Devon Energy Corp.	222,293	17,518,911
Dominion Resources, Inc.	99,000	4,778,730
Dr. Pepper Snapple Group, Inc.	73,674	3,089,151
The Dow Chemical Co.	406,669	14,640,084
E.I. du Pont de Nemours & Co.	280,581	15,165,403
EMC Corp. (a)(b)	468,031	12,894,254
EOG Resources, Inc. (c)	90,100	9,419,955
Eastman Chemical Co.	12,900	1,316,703
Eaton Corp.	18,660	960,057
eBay, Inc. (b)	206,087	6,650,427
Edison International	26,500	1,026,875
El Paso Corp.	1,754,106	35,432,955
Electronic Arts, Inc. (b)	383,542	9,051,591

See Notes to Consolidated Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (continued)

Eli Lilly & Co.	172,380	$6,469,421
Endurance Specialty Holdings Ltd.	148,664	6,144,283
Entergy Corp.	95,731	6,536,513
Exelon Corp.	172,715	7,399,111
Expedia, Inc.	26,251	761,016
Exxon Mobil Corp.	1,341,133	109,141,403
FMC Corp.	296,153	25,475,081
Fidelity National Information Services, Inc.	20,190	621,650
Fidelity National Title Group, Inc., Class A	672,805	10,589,951
Fluor Corp.	18,000	1,163,880
Ford Motor Co. (b)	929,900	12,823,321
Forest Laboratories, Inc. (b)	52,495	2,065,153
Freeport-McMoRan Copper & Gold, Inc., Class B	246,208	13,024,403
Freescale Semiconductor Holdings I Ltd. (b)	592,200	10,890,558
General Dynamics Corp.	96,300	7,176,276
General Electric Co.	2,981,789	56,236,541
General Mills, Inc.	326,024	12,134,613
General Motors Co. (b)	501,500	15,225,540
Gilead Sciences, Inc. (b)	251,885	10,430,558
Global Industries Ltd. (b)	841,258	4,610,094
The Goldman Sachs Group, Inc.	143,946	19,157,773
Google, Inc., Class A (b)	77,249	39,117,349
H.J. Heinz Co.	75,675	4,031,964
HCA Holdings, Inc. (b)	143,000	4,719,000
Halliburton Co.	409,817	20,900,667
Harris Corp.	17,748	799,725
HealthSouth Corp. (b)	216,225	5,675,906
Hecla Mining Co. (b)	375,200	2,885,288
Helmerich & Payne, Inc.	18,100	1,196,772
Hess Corp.	167,485	12,521,179
Hewlett-Packard Co.	690,689	25,141,080
Hologic, Inc. (b)	523,401	10,556,998
Humana, Inc.	157,644	12,696,648
Huntington Ingalls Industries Inc. (b)	20,800	717,609
ITC Holdings Corp.	50,100	3,595,677
Ingersoll-Rand Plc	14,400	653,904
Intel Corp.	995,979	22,070,895
International Business Machines Corp.	398,393	68,344,319
International Game Technology	333,465	5,862,315
International Paper Co.	100,647	3,001,294
Intuit, Inc. (b)	22,523	1,168,043
JPMorgan Chase & Co.	740,174	30,302,724
Johnson & Johnson	842,692	56,055,872
KBR, Inc.	251,008	9,460,491
KLA-Tencor Corp. (b)	23,500	951,280
Kinetic Concepts, Inc. (b)	19,300	1,112,259
Kraft Foods, Inc. (c)	557,215	19,630,684
The Kroger Co.	48,200	1,195,360
L-3 Communications Holdings, Inc.	13,000	1,136,850
Lam Research Corp. (b)	19,200	850,176
Leucadia National Corp.	30,400	1,036,640
Lexmark International, Inc., Class A (b)	66,774	1,953,807
Liberty Global, Inc. (b)	28,400	1,279,136
Life Technologies Corp. (b)	174,354	9,078,613
Limited Brands, Inc.	36,918	1,419,497
Lincoln National Corp.	36,000	1,025,640
Lockheed Martin Corp.	179,341	14,521,241
Lorillard, Inc.	40,983	4,461,819
Lubrizol Corp.	10,143	1,361,901
Macy’s, Inc.	29,800	871,352
Marathon Oil Corp.	313,832	16,532,670
Marco Holdings Bhd	263	—
Marvell Technology Group Ltd. (b)(c)	278,500	4,112,052
MasterCard, Inc., Class A (c)	17,400	5,243,316
Mattel, Inc.	276,868	7,611,101
McDermott International, Inc. (b)	469,944	9,309,591
McDonald’s Corp.	118,865	10,022,697
The McGraw-Hill Cos., Inc.	28,500	1,194,435
McKesson Corp.	136,769	11,440,727
Mead Johnson Nutrition Co.	249,456	16,850,753
MeadWestvaco Corp.	36,585	1,218,646
Medco Health Solutions, Inc. (b)	258,731	14,623,476
Medtronic, Inc.	457,567	17,630,056
Merck & Co., Inc.	921,410	32,516,559
MetLife, Inc.	78,583	3,447,436
MetroPCS Communications, Inc. (b)	208,400	3,586,564
Mettler-Toledo International, Inc. (b)	31,836	5,369,778
Micron Technology, Inc. (b)	77,300	578,204
Microsoft Corp.	2,949,467	76,686,142
Molson Coors Brewing Co., Class B	21,200	948,488
Morgan Stanley	451,821	10,396,401
Motorola Mobility Holdings, Inc. (b)	270,100	5,953,004
Motorola Solutions, Inc.	120,677	5,555,969
Murphy Oil Corp.	14,000	919,240
Mylan, Inc. (b)	466,278	11,503,078
NCB Holdings Ltd.	2,150	—
NII Holdings, Inc. (b)	19,400	822,172
NRG Energy, Inc. (b)	90,751	2,230,660
National Oilwell Varco, Inc.	315,270	24,657,267
Newmont Mining Corp.	376,889	20,340,699
News Corp., Class A	414,437	7,335,535
NextEra Energy, Inc.	279,669	16,069,781
Northrop Grumman Corp.	131,102	9,091,924
Occidental Petroleum Corp.	380,193	39,555,280
Oceaneering International, Inc.	26,000	1,053,000
Oracle Corp.	926,838	30,502,239
PACCAR, Inc.	54,900	2,804,841
PG&E Corp.	125,518	5,275,522
PPG Industries, Inc.	12,200	1,107,638
PPL Corp.	356,380	9,918,055
Pall Corp.	56,103	3,154,672
Parker Hannifin Corp.	11,448	1,027,343
PartnerRe Ltd.	33,232	2,288,023
PerkinElmer, Inc.	141,943	3,819,686
Perrigo Co.	97,100	8,532,177
Pfizer, Inc.	2,333,925	48,078,855
Philip Morris International, Inc.	249,993	16,692,033
Platinum Underwriters Holdings Ltd.	70,554	2,345,215
Polo Ralph Lauren Corp.	9,455	1,253,828
Polycom, Inc. (b)	200,391	12,885,141
Praxair, Inc.	50,025	5,422,210
Precision Castparts Corp.	69,723	11,479,892
Principal Financial Group, Inc.	84,609	2,573,806
The Procter & Gamble Co.	483,513	30,736,921
The Progressive Corp.	198,303	4,239,718
Pulte Group, Inc. (b)(c)	899,500	6,890,170
QEP Resources, Inc.	290,900	9,968,089
QUALCOMM, Inc.	734,608	41,718,388
Quicksilver Resources, Inc. (b)	965,770	14,254,765
Raytheon Co.	123,682	6,165,548
Reinsurance Group of America, Inc.	17,600	1,071,136

See Notes to Consolidated Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value

United States (concluded)

RenaissanceRe Holdings Ltd.		70,867	$4,957,147
Ross Stores, Inc.		10,533	843,904
Ryder System, Inc.		19,745	1,122,503
SM Energy Co. (c)		189,308	13,910,352
Safeway, Inc.		22,051	515,332
SanDisk Corp. (b)(c)		178,539	7,409,368
Sara Lee Corp. (c)		820,662	15,584,371
Schlumberger Ltd.		417,440	36,066,816
Sempra Energy		56,900	3,008,872
Simon Property Group, Inc.		50,272	5,843,115
The Southern Co.		402,738	16,262,560
Southwest Airlines Co.		53,800	614,396
Spirit Aerosystems Holdings, Inc., Class A (b)		433,636	9,539,992
The St. Joe Co. (b)		1,232,484	25,684,967
State Street Corp.		199,062	8,975,706
SunTrust Banks, Inc.		97,700	2,520,660
Symantec Corp. (b)(c)		532,929	10,509,360
TRW Automotive Holdings Corp. (b)		19,300	1,139,279
Teradata Corp. (b)		31,957	1,923,811
Texas Instruments, Inc.		446,640	14,663,191
Thermo Fisher Scientific, Inc. (b)		177,781	11,447,319
Time Warner Cable, Inc.		54,343	4,240,928
Time Warner, Inc.		108,763	3,955,710
Torchmark Corp.		16,600	1,064,724
The Travelers Cos., Inc.		329,679	19,246,660
U.S. Bancorp		733,611	18,714,417
Union Pacific Corp. (e)		358,877	37,466,759
United Technologies Corp. (c)		206,751	18,299,531
UnitedHealth Group, Inc.		278,108	14,344,811
Unum Group		23,088	588,282
Urban Outfitters, Inc. (b)(c)		27,800	782,570
Valero Energy Corp.		363,651	9,298,556
Validus Holdings Ltd.		106,201	3,286,921
Vanguard Health Systems, Inc. (b)		228,200	3,918,194
VeriSign, Inc.		31,732	1,061,753
Verizon Communications, Inc.		805,657	29,994,610
Viacom, Inc., Class B		269,692	13,754,292
Visa, Inc., Class A		82,500	6,951,450
Wal-Mart Stores, Inc.		523,365	27,811,616
Walt Disney Co.		273,900	10,693,056
Waters Corp. (b)		100,026	9,576,489
WellPoint, Inc. (b)		320,341	25,233,261
Wells Fargo & Co.		1,000,955	28,086,797
Western Digital Corp. (b)		52,932	1,925,666
The Western Union Co.		48,200	965,446
Whiting Petroleum Corp. (b)		75,900	4,319,469
Williams Cos., Inc.		29,501	892,405
Wisconsin Energy Corp.		87,662	2,748,204
Wyndham Worldwide Corp.		23,100	777,315
XL Group Plc		1,004,187	22,072,030
Xerox Corp.		988,693	10,292,294

			3,018,861,587

Total Common Stocks — 62.7%			5,759,788,980

Fixed Income Securities

	Par
Asset-Backed Securities	(000)		Value

United States — 0.0%
Latitude CLO, Ltd., Series 2005-1I, Class SUB, 0.00%, 12/15/17 (f)	USD	300	$168,000

Total Asset-Backed Securities — 0.0%			168,000

Corporate Bonds

Argentina — 0.0%
Empresa Distribuidora Y Comercializadora Norte, 9.75%, 10/25/22 (d)		1,027	1,034,703

Australia — 0.1%
TFS Corp. Ltd., 11.00%, 7/15/18 (d)		9,765	9,640,117

Brazil — 0.3%
Cosan Finance Ltd., 7.00%, 2/01/17 (d)		285	307,800
Hypermarcas SA, 6.50%, 4/20/21 (d)		3,540	3,535,575
OGX Petroleo e Gas Participacoes SA, 8.50%, 6/01/18 (d)		13,160	13,535,060
Odebrecht Drilling Norbe VIII/IX, Ltd., 6.35%, 6/30/21 (d)		6,208	6,549,440

			23,927,875

Canada — 0.3%
Daylight Resources Trust, 6.25%, 12/31/14 (g)	CAD	3,034	3,279,532
PetroBakken Energy, Ltd., 3.13%, 2/08/16 (g)	USD	13,300	12,568,500
Sino-Forest Corp. (g):
5.00%, 8/01/13		2,000	940,000
5.00%, 8/01/13 (d)		9,013	4,236,110
Valeant Pharmaceuticals International, 6.88%, 12/01/18 (d)	USD	1,164	1,140,720
Viterra, Inc., 5.95%, 8/01/20 (d)		4,993	5,077,372

			27,242,234

Chile — 0.1%
Inversiones Alsacia SA, 8.00%, 8/18/18 (d)		8,686	8,243,979

China — 0.2%
Celestial Nutrifoods Ltd., 0.00%, 6/12/49 (f)(g)(h)	SGD	11,400	1,392,168
China Milk Products Group Ltd., 63.84%, 1/05/12 (f)(g)	USD	4,800	1,536,000
China Petroleum & Chemical Corp., Series SINO, 118.84%, 4/24/14 (f)(g)	HKD	76,230	11,240,979

			14,169,147

Europe — 0.1%
European Investment Bank:
4.38%, 4/15/13	EUR	5,050	7,631,052
Series 1158/0100, 3.63%, 10/15/11		2,072	3,023,610

			10,654,662

See Notes to Consolidated Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

Germany — 0.2%
Fresenius Finance Jersey, Ltd., Series FME, 5.63%, 8/14/11 (g)		7,350	$15,433,653

Hong Kong — 0.2%
FU JI Food and Catering Services Holdings Ltd., 0.00%, 10/18/10 (b)(f)(g)(h)	CNY	13,100	364,790
Hongkong Land CB 2005 Ltd., 2.75%, 12/21/12 (g)	USD	1,600	2,952,000
Hutchison Whampoa International Ltd.:
(03/33), 6.25%, 1/24/14		1,710	1,888,161
(09/16), 4.63%, 9/11/15 (d)		6,900	7,332,450
(09/16), 4.63%, 9/11/15		5,567	5,933,643

			18,471,044

India — 0.5%
REI Agro Ltd. (g):
5.50%, 11/13/14		1,450	1,493,500
5.50%, 11/13/14 (d)		6,845	7,050,350
Reliance Communications Ltd., 0.00%, 3/01/12 (f)(g)		11,700	13,689,000
Suzlon Energy Ltd. (f)(g):
49.03%, 6/12/12	USD	4,325	5,838,750
8.71%, 7/25/14		6,225	5,478,000
33.43%, 10/11/12		5,825	6,757,000
Tata Steel Ltd., 1.00%, 9/05/12 (g)		4,300	5,160,000

			45,466,600

Indonesia — 0.0%
Bumi Investment Pte Ltd., 10.75%, 10/06/17 (d)		3,406	3,869,897

Ireland — 0.0%
Ono Finance II Plc, 10.88%, 7/15/19 (d)	USD	1,039	1,106,535

Japan — 0.0%
The Mie Bank Ltd., Series 2, 1.00%, 10/31/11 (g)	JPY	17,000	210,771
Nagoya Railroad Co. Ltd., Series 9, 0.00%, 3/30/12 (f)(g)		14,000	173,409

			384,180

Luxembourg — 0.3%
Evraz Group SA:
8.25%, 11/10/15	USD	1,385	1,543,416
9.50%, 4/24/18 (d)		3,360	3,872,400
Gaz Capital SA, 2.89%, 11/15/12	JPY	300,000	3,652,909
Intelsat Jackson Holdings SA, 7.50%, 4/01/21 (d)	USD	6,568	6,526,950
Subsea 7 SA, Series ACY, 2.25%, 10/11/13 (g)		1,800	2,196,902
TNK-BP Finance SA:
7.50%, 7/18/16 (d)		1,679	1,909,862
6.63%, 3/20/17 (d)		7,850	8,506,260
Series 2, 7.50%, 7/18/16		1,015	1,140,606

			29,349,305

Malaysia — 0.3%
Berjaya Land Bhd, 8.00%, 8/15/11 (g)	MYR	13,080	4,298,445
IOI Capital Bhd, Series IOI, 13.35%, 12/18/11 (f)(g)	USD	6,586	8,624,367
Johor Corp., Series P3, 3.66%, 7/31/12	MYR	22,247	9,301,817
Paka Capital Ltd., 3.76%, 3/12/13 (g)	USD	3,600	3,589,560

			25,814,189

Mexico — 0.3%
BBVA Bancomer SA (d):
7.25%, 4/22/20	USD	1,306	1,371,300
6.50%, 3/10/21		7,847	8,003,940
Pemex Project Funding Master Trust, Series 13, 6.63%, 6/15/35		5,138	5,415,575
Petroleos Mexicanos, 6.00%, 3/05/20		8,490	9,317,775

			24,108,590

Singapore — 1.1%
CapitaLand Ltd. (g):
2.10%, 11/15/16	SGD	10,750	8,663,688
3.13%, 3/05/18		27,500	23,582,722
2.95%, 6/20/22		27,000	20,909,998
Keppel Land Ltd., 2.50%, 6/23/13 (g)		4,800	3,913,213
Olam International Ltd., 6.00%, 10/15/16 (g)	USD	11,500	14,748,750
Wilmar International Ltd., 8.61%, 12/18/12 (g)		6,800	8,659,800
Yanlord Land Group Ltd.:
5.85%, 7/13/14 (g)	SGD	10,250	8,445,698
9.50%, 5/04/17 (d)	USD	4,820	4,916,400
Ying Li International Real Estate Ltd., 4.00%, 3/03/15	SGD	10,750	7,701,701

			101,541,970

South Korea — 0.3%
Hana Bank, 4.50%, 10/30/15 (d)	USD	2,182	2,280,461
Hyundai Capital Services, Inc., 4.38%, 7/27/16 (d)		1,783	1,828,329
Hyundai Motor Manufacturing Czech sro, 4.50%, 4/15/15 (d)		2,226	2,322,635
Korea Electric Power Corp.:
5.13%, 4/23/34		5,723	6,041,124
7.94%, 4/01/96 (i)		4,406	3,135,125
Zeus Cayman, 0.00%, 8/19/13 (f)(g)	JPY	1,302,000	16,332,616

			31,940,290

Sweden — 0.0%
Svensk Exportkredit AB, 10.50%, 9/29/15 (k)	TRY	1,397	878,221

Switzerland — 0.3%
Credit Suisse/Nassau, 10.25%, 7/17/22	IDR	38,667,200	5,207,931
UBS AG, 4.88%, 8/04/20	USD	22,110	22,363,093

			27,571,024

Trinidad — 0.0%
Petroleum Co. of Trinidad & Tobago Ltd., 9.75%, 8/14/19 (d)	USD	1,583	1,911,473

See Notes to Consolidated Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

United Arab Emirates — 0.5%
Aldar Funding, Ltd., 5.77%, 11/10/11 (g)	USD	3,100	$3,114,508
Dana Gas Sukuk, Ltd., 7.50%, 10/31/12 (g)		38,990	36,348,428
Pyrus Ltd., 7.50%, 12/20/15 (d)(g)		7,200	7,516,807

			46,979,743

United Kingdom — 0.4%
Anglo American Plc, Series AAL, 4.00%, 5/07/14 (g)		1,000	1,832,250
BP Capital Markets Plc, 3.13%, 10/01/15		2,883	2,959,962
Essar Energy Invest Ltd., 4.25%, 2/01/16 (g)		700	612,766
Essar Energy Plc, 4.25%, 2/01/16		8,100	7,458,480
Lloyds TSB Bank Plc, 13.00%, 1/29/49 (m)	GBP	10,148	20,765,979
Petropavlovsk 2010 Ltd., 4.00%, 2/18/15 (g)	USD	2,600	2,570,102

			36,199,539

United States — 3.0%
Advanced Micro Devices, Inc.:
6.00%, 5/01/15 (g)		17,444	17,683,855
8.13%, 12/15/17		1,965	2,053,425
Alberto-Culver Co., 5.15%, 6/01/20		1,172	1,275,825
Ally Financial, Inc., 4.50%, 2/11/14		14,180	14,180,000
Amylin Pharmaceuticals, Inc., 3.00%, 6/15/14 (g)		8,557	7,744,085
Building Materials Corp. of America, 6.88%, 8/15/18 (d)		1,505	1,535,100
CF Industries, Inc., 7.13%, 5/01/20		2,616	3,044,370
Calpine Corp. (d):
7.88%, 7/31/20		2,386	2,493,370
7.50%, 2/15/21		1,024	1,044,480
Chesapeake Energy Corp., 2.50%, 5/15/37 (g)		9,252	9,737,730
Chrysler Group LLC/CG Co-Issuer, Inc. (d):
8.00%, 6/15/19		8,244	8,099,730
8.25%, 6/15/21		8,244	8,079,120
Consol Energy, Inc., 8.00%, 4/01/17		11,205	12,213,450
Crown Cork & Seal Co., Inc., 7.50%, 12/15/96		375	298,125
DJO Finance LLC, 9.75%, 10/15/17 (d)		660	669,900
DaVita, Inc.:
6.38%, 11/01/18		2,321	2,350,013
6.63%, 11/01/20		3,163	3,218,352
EH Holding Corp. (d):
6.50%, 6/15/19	USD	5,487	5,583,022
7.63%, 6/15/21		1,577	1,608,540
Ford Motor Credit Co. LLC:
7.00%, 4/15/15		3,365	3,634,735
8.00%, 12/15/16		2,187	2,459,251
6.63%, 8/15/17		2,019	2,146,280
5.75%, 2/01/21		4,447	4,441,526
Gilead Sciences, Inc. (g):
1.63%, 5/01/16 (d)		1,996	2,312,865
Series B, 0.63%, 5/01/13		9,541	11,318,011
HSBC Finance Corp., 6.68%, 1/15/21 (d)		1,475	1,513,369
The Hertz Corp., 7.50%, 10/15/18 (d)		1,259	1,296,770
Hologic, Inc., Series 2010, 2.00%, 12/15/37 (g)(j)		15,867	18,128,047
Intel Corp. (g):
2.95%, 12/15/35		6,949	7,183,529
3.25%, 8/01/39		13,585	16,573,700
Kinetic Concepts, Inc., 3.25%, 4/15/15 (d)(g)		1,220	1,557,025
Kraft Foods, Inc., 4.13%, 2/09/16		5,138	5,494,048
Lam Research Corp., 1.25%, 5/15/18 (d)(g)		1,313	1,303,153
Linn Energy LLC, 7.75%, 2/01/21 (d)		5,298	5,509,920
McMoRan Exploration Co. (g):
5.25%, 10/06/11 (d)		325	381,063
5.25%, 10/06/11		1,965	2,303,963
Morgan Stanley, 3.80%, 4/29/16		2,727	2,695,334
Mylan, Inc.:
1.25%, 3/15/12 (g)		6,997	7,784,162
3.75%, 9/15/15		3,683	7,241,699
NRG Energy, Inc., 8.25%, 9/01/20		1,458	1,487,160
Omnicare, Inc., 3.75%, 12/15/25 (g)		8,116	10,824,715
Omnicare Capital, 4.00%, 6/15/33		3,275	3,144,728
Phibro Animal Health Corp., 9.25%, 7/01/18 (d)		694	732,170
Reliance Holdings USA, Inc., 4.50%, 10/19/20 (d)		4,124	3,853,136
SBA Communications Corp. (g):
1.88%, 5/01/13		3,676	4,039,005
4.00%, 10/01/14		3,694	5,180,835
SM Energy Co., 3.50%, 4/01/27 (g)		4,442	6,263,220
SanDisk Corp., 1.00%, 5/15/13 (g)		16,216	15,668,710
SonoSite, Inc., 3.75%, 7/15/14 (g)		2,333	2,677,117
SunGard Data Systems, Inc., 7.38%, 11/15/18		3,920	3,920,000
Texas Industries, Inc., 9.25%, 8/15/20	USD	5,851	5,660,842
Thermo Fisher Scientific, Inc., 3.20%, 5/01/15		2,476	2,573,832
Valeant Pharmaceuticals International, 6.75%, 10/01/17 (d)		1,509	1,478,820

			275,695,232

Total Corporate Bonds — 8.5%			781,634,202

Floating Rate Loan Interests (k)

Indonesia — 0.1%
PT Multi Daerah Bersaing, Facility A Term Loan, 7.30%, 4/13/12		4,613	4,626,769

Spain — 0.1%
Globalspace Energy Investments SA, Term Loan B, 12/01/15		6,832	6,832,000

United States — 0.2%
Capsugel Healthcare Ltd., Unsecured Bridge Loan, 4/05/12		4,860	—
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/30/15		16,747	16,914,100
Vodafone Americas Finance 2, Term Loan B, 7/11/16		6,898	6,898,000

			23,812,100

Total Floating Rate Loan Interests — 0.4%			35,270,869

See Notes to Consolidated Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Foreign Agency Obligations	(000)		Value

Australia Government Bond, 5.50%, 12/15/13	AUD	25,000	$27,292,094
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 5/15/15	BRL	17,472	22,536,284
Series F, 10.00%, 1/01/17		105,226	57,960,956
Series F, 10.00%, 1/01/21		89,721	47,502,443
Bundesrepublik Deutschland:
4.25%, 7/04/17	EUR	65,225	103,694,644
3.50%, 7/04/19		52,728	80,263,727
Canadian Government Bond:
4.00%, 6/01/16	CAD	10,112	11,297,089
3.50%, 6/01/20		11,861	12,758,400
Deutsche Bundesrepublik Inflation Linked, Series I/L, 1.50%, 4/15/16	EUR	5,755	8,679,003
Export-Import Bank of Korea, 4.13%, 9/09/15	USD	12,575	13,092,210
Federal Republic of Germany:
1.50%, 9/21/12		1,815	1,841,960
1.50%, 9/21/12 (d)		19,166	19,450,692
Hong Kong Government Bond:
4.10%, 2/22/13	HKD	54,650	7,469,676
2.03%, 3/18/13		172,450	22,815,181
1.67%, 3/24/14		32,850	4,353,498
Hungarian Government Bond, 4.40%, 9/25/14		300	418,187
Korea Development Bank:
4.38%, 8/10/15	USD	8,357	8,771,691
4.00%, 9/09/16		8,704	8,900,989
Kreditanstalt fuer Wiederaufbau, Series DTE, 3.25%, 6/27/13 (g)	EUR	13,500	20,467,775
Malaysia Government Bond:
3.46%, 7/31/13	MYR	34,471	11,485,870
Series 0109, 2.51%, 8/27/12		107,221	35,347,278
Series 1/01, 3.83%, 9/28/11		13,602	4,521,243
Netherlands Government Bond, 3.75%, 7/15/14	EUR	4,300	6,556,156
New Zealand Government Bond, Series 216, 4.50%, 2/15/16	NZD	1,755	2,344,021
Poland Government Bond, 3.00%, 8/24/16	PLN	25,465	11,494,695
Turkey Government Bond:
10.00%, 1/09/13	TRY	3,842	2,402,730
10.50%, 1/15/20		32,778	21,468,277
4.00%, 4/01/20		7,265	4,908,513
Ukraine Government International Bond (d):
6.88%, 9/23/15	USD	1,517	1,566,302
7.75%, 9/23/20		3,673	3,810,737
United Kingdom Gilt:
4.00%, 9/07/16	GBP	27,800	48,513,202
4.75%, 3/07/20		58,215	104,039,043
Vietnam Government International Bond, 6.75%, 1/29/20		4,350	4,524,000

Total Foreign Agency Obligations — 8.1%			742,548,566

Non-Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities — 0.2%
Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN, 1.94%, 11/15/15 (d)(k)	USD	21,247	19,711,363

Total Non-Agency Mortgage-Backed Securities — 0.2%			19,711,363

	Par
US Treasury Obligations	(000)		Value

US Treasury Inflation Indexed Bonds, 2.38%, 1/15/27		12,793	$14,587,452
US Treasury Notes:
2.63%, 12/31/14 (l)		67,771	71,434,414
2.25%, 1/31/15 (e)		89,765	93,404,701
2.38%, 2/28/15 (e)		66,274	69,235,785
2.50%, 3/31/15 (e)		77,661	81,471,049
2.25%, 3/31/16		88,433	90,954,595
3.50%, 5/15/20 (e)		148,137	154,652,483
2.63%, 8/15/20 (e)		120,427	116,569,506

Total US Treasury Obligations — 7.6%			692,309,985

Total Fixed Income Securities — 24.8%			2,271,642,985

Investment Companies	Shares

United States — 3.3%
Consumer Staples Select Sector SPDR Fund		260,662	8,140,474
ETFS Gold Trust (b)		223,340	33,257,559
ETFS Palladium Trust (b)		76,260	5,757,630
ETFS Platinum Trust (b)		64,373	11,016,152
Energy Select Sector SPDR Fund		658,822	49,642,238
Health Care Select Sector SPDR Fund		261,014	9,271,217
iShares Dow Jones US Telecommunications Sector Index Fund (n)		143,903	3,583,185
iShares Gold Trust (b)(n)		1,961,315	28,713,652
iShares Silver Trust (b)(n)		377,751	12,786,871
SPDR Gold Shares (b)		896,638	130,891,215
Technology Select Sector SPDR Fund		417,600	10,732,320
Utilities Select Sector SPDR Fund		30,700	1,027,836
Vanguard Telecommunication Services ETF		4,200	299,292

			305,119,641

Vietnam — 0.1%
Vietnam Enterprise Investments Ltd., R Shares (b)		380,361	684,650
Vinaland, Ltd. (b)		2,627,300	2,042,726

			2,727,376

Total Investment Companies — 3.4%			307,847,017

Preferred Securities

Capital Trusts

Switzerland — 0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (k)		5,237	5,381,018

Total Capital Trusts — 0.1%			5,381,018

Preferred Stocks

Switzerland — 0.1%
UBS AG, 9.38% (g)		246,025	6,650,056

United Kingdom — 0.1%
HSBC Holdings Plc, 8.00%		217,500	5,911,650

See Notes to Consolidated Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Preferred Stocks	Shares		Value

United States — 0.5%
Bunge, Ltd., 4.88% (g)		18,647	$1,871,226
Chesapeake Energy Corp., 5.75% (d)(g)		16,375	20,632,500
General Motors Co., 4.75%		243,500	11,868,190
Health Care Reit, Inc. (g)		109,000	5,614,590
PPL Corp., 8.75% (g)		108,600	5,963,226
SandRidge Energy, Inc.,7.00% (d)(g)		37,500	6,145,313
XL Group Plc, 10.75% (g)		57,583	1,713,670

			53,808,715

Total Preferred Stocks — 0.7%			66,370,421

Trust Preferreds

United States — 0.2%
Citigroup Capital XIII, 7.88% (k)		4,417,850	4,909,116
GMAC Capital Trust I, Series 2, 8.13% (g)(k)		11,800,000	11,779,595

			16,688,711

Total Trust Preferreds — 0.2%			16,688,711

Total Preferred Securities — 1.0%			88,440,150

Warrants (o)

Canada — 0.0%
Kinross Gold Corp. (Expires 9/13/13)		37,568	44,406

United States — 0.1%
Bank of America Corp. (Expires 1/16/19)		295,847	1,638,992
Citigroup, Inc. (Expires 10/28/18)		239,075	27,494
Ford Motor Co. (Expires 1/01/13)		560,613	2,937,612

			4,604,098

Total Warrants — 0.1%			4,648,504

Total Long-Term Investments (Cost — $7,396,821,344) — 92.0%			8,432,367,636

	Par
Short-Term Securities	(000)

Foreign Agency Obligations — 0.6%
Bank Negara Malaysia Monetary Notes, 2.70%, 9/15/11 (p)	MYR	81,592	26,871,410
Mexico Cetes (p):
4.49%, 8/11/11	MXN	134,500	11,429,069
9.84%, 8/11/11		135,279	11,495,327
9.85%, 8/11/11		67,250	5,714,691
4.50%, 9/08/11		133,847	11,335,231
4.49%, 9/22/11		65,362	5,525,759
4.66%, 9/22/11		135,188	11,424,910

			83,796,397

	Shares

Money Market Funds — 0.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (n)(q)		3,514,885	3,514,885

	Beneficial
	Interest
	(000)		Value

BlackRock Liquidity Series, LLC Money Market Series, 0.10% (n)(q)(r)	USD	9,893	9,893,015

	Par
	(000)

Time Deposits

Australia — 0.0%

Brown Brothers Harriman & Co., 3.62%, 7/01/11	AUD	1	$1,335

Canada — 0.0%
Brown Brothers Harriman & Co., 0.23%, 7/06/11	CAD	126	130,856

Europe — 0.0%
Brown Brothers Harriman & Co., 0.33%, 7/01/11	EUR	1	2,058

Hong Kong — 0.0%
Citibank N.A., 0.01%, 7/06/11	HKD	3,289	422,647

Japan — 0.0%
JPMorgan Chase & Co., 0.01%, 7/01/11	JPY	155,064	1,926,138

South Africa — 0.0%
Brown Brothers Harriman & Co., 3.72%, 7/01/11	ZAR	310	45,794

United Kingdom — 0.0%
JPMorgan Chase & Co., 0.10%, 7/01/11	GBP	973	1,561,816

			4,090,644

US Treasury Obligations — 6.8%
US Treasury Bills: (p)
0.04%, 7/21/11	USD	6,785	6,784,849
0.03%, 8/25/11		3,100	3,099,844
0.04%, 8/25/11		10,300	10,299,371
0.05%, 8/25/11		24,130	24,128,157
0.03%, 9/01/11		29,195	29,193,743
0.04%, 9/01/11		7,820	7,819,448
0.06%, 9/01/11		191,000	190,980,263
0.02%, 9/08/11		3,750	3,749,827
0.02%, 9/08/11		5,120	5,119,774
0.02%, 9/08/11		14,150	14,149,458
0.03%, 9/08/11		15,230	15,229,080
0.04%, 9/08/11		12,030	12,029,193
0.04%, 9/08/11		2,700	2,699,793
0.04%, 9/08/11		18,500	18,498,493
0.05%, 9/08/11		70,000	69,993,627
0.05%, 9/08/11		36,400	36,396,512
0.01%, 9/15/11		5,200	5,199,885
0.03%, 9/15/11		24,200	24,198,289
0.03%, 9/15/11		7,600	7,599,543
0.06%, 9/15/11		1,600	1,599,814
0.01%, 9/29/11		27,040	27,039,020
0.02%, 9/29/11		16,900	16,899,197
0.03%, 9/29/11		84,700	84,694,706
0.03%, 9/29/11		2,820	2,819,788

			620,221,674

Total Short-Term Securities (Cost — $719,932,564) — 7.8%			721,516,615

See Notes to Consolidated Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased	Contracts	Value

Exchange-Traded Call Options — 0.0%
General Mills, Inc., Strike Price USD 38.00, Expires 7/16/11	1,011	$10,110
JPMorgan Chase & Co., Strike Price USD 43.00, Expires 8/20/11	2,188	133,468
Wells Fargo & Co., Strike Price USD 28.00, Expires 10/22/11	3,430	601,965

		745,543

Exchange-Traded Put Options — 0.1%
S&P 500 Index:
Strike Price USD 1,260.00, Expires 7/16/11	3,210	810,525
Strike Price USD 1,260.00, Expires 8/20/11	2,120	2,703,000
Strike Price USD 1,275.00, Expires 8/20/11	660	1,032,900
Strike Price USD 1,250.00, Expires 9/17/11	2,575	4,802,375
SPDR Gold Trust:
Strike Price USD 145.00, Expires 7/16/11	621	70,794
Strike Price USD 143.00, Expires 8/20/11	1,515	267,397
Strike Price USD 127.00, Expires 9/17/11	1,233	35,141
Strike Price USD 132.00, Expires 9/30/11	1,400	91,700
Strike Price USD 135.00, Expires 12/17/11	615	142,680
Strike Price USD 125.00, Expires 1/21/12	924	101,640

		10,058,152

Over-the-Counter Call Options — 0.1%
MSCI Europe Excluding United Kingdom Index:
Strike Price USD 104.71, Expires 6/15/12, Broker Goldman Sachs Bank USA	198	1,098,595
Strike Price USD 102.90, Expires 6/15/12, Broker Deutsche Bank AG	92	629,867
Strike Price USD 1.34, Expires 9/30/11, Broker UBS AG	87,768	581,024
Taiwan Taiex Index:
Strike Price USD 9,041.74, Expires 9/19/12, Broker JPMorgan Chase Bank NA	29	344,720
Strike Price USD 9,047.46, Expires 9/19/12, Broker Citibank NA	43	614,001
Strike Price USD 8,818.93, Expires 3/20/13, Broker Citibank NA	29	687,332
Strike Price USD 8,807.55, Expires 6/19/13, Broker JPMorgan Chase Bank NA	29	1,105,734
Strike Price USD 8,646.24, Expires 9/18/13, Broker Credit Suisse International	25	468,043
Strike Price USD 8,807.55, Expires 9/18/13, Broker Credit Suisse International	15	477,505
Strike Price USD 8,646.11, Expires 12/18/13, Broker JPMorgan Chase Bank NA	50	997,233

		7,004,054

Over-the-Counter Put Options — 0.0%
KOSPI Index, Strike Price USD 230.71, Expires 12/08/11, Broker Citibank NA	49,000	126,812
SPDR Gold Trust:
Strike Price USD 137.00, Expires 11/19/11, Broker UBS AG	62	154,189
Strike Price USD 129.11, Expires 1/20/12, Broker JPMorgan Chase NA	117	199,514

		480,515

Total Options Purchased (Cost — $40,795,472) — 0.2%		18,288,264

Total Investments Before Structured Options and Options Written (Cost — $8,157,549,379*) — 100.0%		9,172,172,515

Over-the-Counter Structured Options	Units

United States — 0.0%
Brazil BOVESPA Index Initial Reference Strike Price 66,514, one written put strike 53,246, one call strike 63,229, Expires 10/13/11, Broker Goldman Sachs Bank USA	328	626,332
DJ Euro Stoxx 50 Index:
Initial Reference Strike Price 2,901.28, one written put strike 2,437.08, one call strike 3,069.55, Expires 7/11/11, Broker Credit Suisse International	5,675	14,316
Initial Reference Strike Price 2,901.28, one written put strike 2,437.08, one call strike 3,069.55, Expires 12/16/11, Broker UBS AG	4,309	2,200
Initial Reference Strike Price 2,958.17, one written put strike 2,662.35, one written call strike 3,401.89, one call strike 2,958.17, Expires 4/04/12, Broker Credit Suisse International	9,479	(386,108)
Initial Reference Strike Price 3,011.25, one written put strike 2,747.77, one call strike 3,011.25, Expires 6/15/12, Broker JPMorgan Chase Bank NA	4,427	(450,759)
iShares Russell 2000 Index Fund, one written put strike 65.72, one written call strike 87.28, one put strike 78.04, Expires 10/12/11, Broker Goldman Sachs Bank USA	198,418	65,477
MSCI EAFE Index Initial Reference Strike Price 1,621.56, one written put strike 1,621.56, one call strike 1,621.56, Expires 12/16/11, Broker Goldman Sachs Bank USA	4,171	473,244

See Notes to Consolidated Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Over-the-Counter Structured Options	Units	Value

United States (concluded)

MSCI EM Index Initial Reference Strike Price 1,128.89, one written put strike 1,128.89, 1.066 calls strike 1,128.89, Expires 12/14/11, Broker JPMorgan Chase Bank NA	12,003	$216,272
MSCI Europe excluding United Kingdom Index:
Initial Reference Strike Price 96.02, one written put strike 89.97, one call strike 96.02, Expires 9/16/11, Broker Goldman Sachs Bank USA	72,901	532,182
Initial Reference Strike Price 96.02, 1.29 calls strike 96.02, Expires 9/16/11, Broker Goldman Sachs Bank USA	114,559	1,012,704
Nikkei 225 Index:
Initial Reference Strike Price 9,583, one written call strike 10,996.49, Expires 11/18/11, Broker JPMorgan Chase Bank NA	886	(82,115)
Initial Reference Strike Price 9,583, one written call strike, 10,019.32, Expires 11/18/11, Broker UBS AG	939	(72,241)
S&P 500 Index:
Initial Reference Strike Price 1,328,17, one written put strike 1,130.08, one put strike 1,263.03, Expires 10/10/11, Broker Citibank NA	6,584	71,901
Initial Reference Strike Price 1,300.35, one written put strike 1,131.30, one call strike 1,379.67, Expires 3/16/12, Broker JPMorgan Chase NA	22,532	251,277
Taiwan Taiex Index:
Initial Reference Strike Price TWD 8,571.82, one written put strike USD 243.41, one call strike USD 290.81, Expires 12/19/11, Broker Citibank NA	29,421	53,907
Initial Reference Strike Price TWD 8,900, one written put strike 8,400, 1.35 call strike 9,000, Expires 12/19/12, Broker Citibank NA	28,888	(58,738)
Initial Reference Strike Price TWD 8,775.89, one written put strike 7,345.42, 1.45 calls strike 8,775.89, Expires 12/21/11, Broker Citibank NA	39,760	(373,426)

Total Over-the-Counter Structured Options (Cost $0) — 0.0%		1,896,425

Options Written	Contracts

Exchange-Traded Call Options — (0.1)%
Cephalon, Inc., Strike Price USD 65.00, Expires 1/21/12	365	(567,575)
Cisco Systems, Inc.:
Strike Price USD 17.50, Expires 1/21/12	2,441	(136,696)
Strike Price USD 20.00, Expires 1/19/13	2,478	(206,913)
Dell, Inc.:
Strike Price USD 16.00, Expires 8/20/11	1,622	(181,664)
Strike Price USD 15.00, Expires 1/21/12	1,016	(261,620)
EOG Resources, Inc., Strike Price USD 100.00, Expires 1/21/12	410	(489,950)
Kraft Foods, Inc., Strike Price USD 35.00, Expires 1/21/12	2,497	(395,774)
Marvell Technology Group, Ltd., Strike Price USD 17.50, Expires 1/21/12	2,665	(175,890)
Mastercard, Inc., Strike Price USD 285.00, Expires 10/22/11	167	(447,977)
Pultegroup, Inc., Strike Price USD 10.00, Expires 1/19/13	3,176	(325,540)
SM Energy Co., Strike Price USD 65.00, Expires 8/20/11	307	(310,070)
SanDisk Corp., Strike Price USD 46.00, Expires 10/22/11	1,077	(219,708)
Sara Lee Corp., Strike Price USD 19.00, Expires 1/21/12	8,205	(1,005,113)
Symantec Corp., Strike Price USD 17.50, Expires 1/21/12	2,652	(828,750)
United Technologies Corp., Strike Price USD 80.00, Expires 1/21/12	923	(996,840)
Valeant Pharmaceuticals International, Strike Price USD 50.00, Expires 1/21/12	472	(351,640)

		(6,901,720)

Exchange-Traded Put Options — (0.0)%
Broadcom Corp., Strike Price USD 35.00, Expires 8/20/11	771	(189,281)
General Mills, Inc., Strike Price USD 34.00, Expires 7/16/11	1,011	(3,033)
JPMorgan Chase & Co., Strike Price USD 38.00, Expires 8/20/11	2,188	(143,314)
KBR, Inc., Strike Price USD 36.00, Expires 9/17/11	212	(35,510)
Mastercard, Inc., Strike Price USD 220.00, Expires 10/22/11	167	(34,652)
Motorola Mobility Holdings, Strike Price USD 24.00, Expires 10/22/11	894	(250,320)
S&P 500 Index:
Strike Price USD 1,200.00, Expires 8/20/11	660	(376,200)
Strike Price USD 1,150.00, Expires 9/17/11	2,575	(1,673,750)
SPDR Gold Trust:
Strike Price USD 120.00, Expires 9/30/11	2,800	(53,200)
Strike Price USD 105.00, Expires 1/21/12	1,870	(40,205)
Urban Outfitters, Inc., Strike Price USD 27.00, Expires 9/17/11	1,585	(198,125)
Visa, Inc., Strike Price USD 70.00, Expires 7/16/11	635	(4,445)
Wells Fargo & Co., Strike Price USD 24.00, Expires 10/22/11	3,430	(212,660)

		(3,214,695)

See Notes to Consolidated Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options — (0.0)%
China Unicom (Hong Kong) Ltd.:
Strike Price USD 17.24, Expires 9/28/11, Broker Citibank NA	74,414	$(48,999)
Strike Price USD 17.56, Expires 10/28/11, Broker Citibank NA	74,414	(54,747)
EUR Call Option, Strike Price USD 1.51, Expires 9/30/11, Broker UBS AG	87,768	(637,196)
Hutchison Whampoa Ltd., Strike Price USD 103.02, Expires 7/08/11, Broker Citibank NA	337	(103)
Kraft Foods, Inc., Strike Price USD 34.00, Expires 1/20/12, Broker Morgan Stanley & Co., Inc.	250	(501,309)
Plycom, Inc., Strike Price USD 32.50, Expires 1/21/12, Broker Goldman Sachs Bank USA	49	(367,685)
Urban Outfitters, Inc., Strike Price USD 34.00, Expires 1/20/12, Broker Deutsche Bank AG	28	(22,062)

		(1,632,101)

Over-the-Counter Put Options — (0.1)%
American Eagle Outfitters:
Strike Price USD 11.75, Expires 3/16/12, Broker Bank of America	211	(257,592)
Strike Price USD 12.00, Expires 3/16/12, Broker Bank of America	527	(710,186)
Beiersdorf AG:
Strike Price USD 38.00, Expires 12/16/11, Broker JPMorgan Chase Bank NA	74	(45,495)
Strike Price USD 38.00, Expires 1/20/12, Broker JPMorgan Chase Bank NA	42	(34,232)
MSCI Europe Excluding Strike Price USD 99.84, Expires 6/15/12, Broker Goldman Sachs Bank USA	198	(1,460,834)
Strike Price USD 98.12, Expires 6/15/12, Broker Deutsche Bank AG	92	(658,303)
DJ Euro Stoxx 50 Index:
Strike Price USD 276.16, Expires 9/16/11, Broker JPMorgan Chase Bank NA	5	(401,643)
Strike Price USD 254.03, Expires 1/20/12, Broker JPMorgan Chase Bank NA	6	(523,167)
QEP Resources, Inc., Strike Price USD 39.50, Expires 7/22/11, Broker Citibank NA	53	(19,962)
S&P Equity Option, Strike Price USD 988.57, Expires 12/08/11, Broker JPMorgan Chase Bank NA	9	(64,070)
Taiwan Taiex Index:
Strike Price USD 7,608.62, Expires 9/19/12, Broker JPMorgan Chase Bank NA	29	(636,894)
Strike Price USD 7,758.20, Expires 9/19/12, Broker Citibank NA	43	(1,104,045)
Strike Price USD 7,557.82, Expires 3/20/13, Broker Citibank NA	29	(839,136)
Strike Price USD 7,574.49, Expires 6/19/13, Broker Credit Suisse International	29	(937,199)
Strike Price USD 6,957.96, Expires 9/18/13, Broker Credit Suisse International	15	(412,414)
Strike Price USD 7,176.38, Expires 9/18/13, Broker Credit Suisse International	15	(468,038)
Strike Price USD 7,180.59, Expires 12/18/13, Broker JPMorgan Chase Bank NA	30	(997,226)

		(9,570,436)

	Notional
	Amount
	(000)

Over-the-Counter Put Swaptions — (0.0)%
Receive a fixed rate of 3.15% and pay a floating rate based on 3-month LIBOR, expiring 4/30/13, Broker Morgan Stanley & Co., Inc.	3,301,281	(199,172)

Total Options Written (Premiums Received — $26,190,932) — (0.2)%		(21,518,124)

Total Investments, Net of Structured Options and Outstanding Options Written — 99.8%		9,152,550,816

Other Assets Less Liabilities — 0.2%		22,653,660

Net Assets — 100.0%		$9,175,204,476

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$8,200,947,710

Gross unrealized appreciation	$1,150,082,087
Gross unrealized depreciation	(178,857,281)

Net unrealized appreciation	$971,224,806

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	All or a portion of the security has been pledged as collateral in connection with outstanding options written.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	All or a portion of security has been pledged as collateral in connection with swaps.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)	Convertible security.

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(j)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(k)	Variable rate security. Rate shown is as of report date.

(l)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(m)	Security is perpetual in nature and has no stated maturity date.

See Notes to Consolidated Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments (continued)

(n)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares/			Shares/
	Beneficial			Beneficial
	Interest	Shares/		Interest
	Held at	Beneficial		Held at	Value at
	December 31,	Interest	Shares	June 30,	June 30,	Realized
Affiliate	2010	Purchased	Sold	2011	2011	Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	2,860,795	654,090[1]	—	3,514,885	$3,514,885	—	$794
BlackRock Liquidity Series, LLC Money Market Series	$409,500	$9,483,515[1]	—	9,893,015	$9,893,015	—	$10,687
iShares Dow Jones US Telecommunications Sector Index Fund	122,203	21,700	—	143,903	$3,583,185	—	$34,120
iShares Gold Trust	—	1,961,315	—	1,961,315	$28,713,652	—	—
iShares MSCI Brazil (Free) Index	79,400	—	(79,400)	—	—	$850,345
iShares MSCI South Korea Index Fund	71,000	—	(71,000)	—	—	$2,752,404	—
iShares Silver Trust	604,651	37,900	(264,800)	377,751	$12,786,871	$6,355,331	—

[1]	Represents net shares/ beneficial interest purchased.

(o)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(p)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(q)	Represents the current yield as of report date.

(r)	Security was purchased with the cash collateral from loaned securities.

•	Financial futures contracts sold as of June 30, 2011 were as follows:

				Notional		Unrealized
Contracts	Issue	Exchange	Expiration	Value		Depreciation

546	DJ Euro Stoxx 50 Index	Eurex	September 2011	USD	21,768,684	$(713,030)
1,404	Russell 2000 Mini Index	Chicago Mercantile	September 2011	USD	109,700,233	(6,185,927)
336	S&P 500 Index	Chicago Mercantile	September 2011	USD	106,790,006	(3,711,994)

Total						$(10,610,951)

See Notes to Consolidated Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments (continued)

•	Foreign currency exchange contracts as of June 30, 2011 were as follows:

				Unrealized
Currency	Currency		Settlement	Appreciation
Purchased	Sold	Counterparty	Date	(Depreciation)

BRL 8,021,531	USD 5,109,906	Brown Brothers Harriman & Co.	7/01/11	$29,959
CHF 31,038,394	USD 36,930,685	JPMorgan Chase Bank NA	7/01/11	(13,178)
EUR 10,326,760	USD 14,870,534	Barclays Bank Plc	7/01/11	104,813
EUR 15,228,900	USD 21,960,074	Credit Suisse International	7/01/11	124,110
JPY 22,640,909	USD 281,584	Deutsche Bank AG	7/01/11	(348)
JPY 985,828,145	USD 12,197,824	Deutsche Bank AG	7/01/11	47,728
JPY 2,521,639,902	USD 31,208,415	UBS AG	7/01/11	114,359
USD 20,619	BRL 32,402	Brown Brothers Harriman & Co.	7/01/11	(143)
USD 37,185,089	CHF 31,038,394	JPMorgan Chase Bank NA	7/01/11	267,582
USD 14,888,296	EUR 10,326,760	Bank of America Securities LLC	7/01/11	(87,051)
USD 15,646,225	EUR 11,026,000	Credit Suisse International	7/01/11	(343,125)
USD 6,057,724	EUR 4,202,900	Credit Suisse International	7/01/11	(37,110)
USD 102,902	JPY 8,353,586	Brown Brothers Harriman & Co.	7/01/11	(863)
USD 82,947	JPY 6,729,480	Brown Brothers Harriman & Co.	7/01/11	(644)
USD 30,970	JPY 2,512,622	Brown Brothers Harriman & Co.	7/01/11	(240)
USD 12,196,315	JPY 985,828,145	Deutsche Bank AG	7/01/11	(49,237)
USD 31,200,692	JPY 2,521,639,902	UBS AG	7/01/11	(122,082)
USD 119,309	TWD 3,427,858	Brown Brothers Harriman & Co.	7/01/11	(31)
USD 111,856	HKD 870,910	Brown Brothers Harriman & Co.	7/05/11	(62)
USD 131,551	HKD 1,023,825	Brown Brothers Harriman & Co.	7/05/11	(18)
USD 9,129	HKD 71,077	Brown Brothers Harriman & Co.	7/05/11	(5)
USD 194,702	JPY 15,704,631	Brown Brothers Harriman & Co.	7/05/11	(375)
USD 168,017	JPY 13,552,219	Brown Brothers Harriman & Co.	7/05/11	(323)
USD 153,855	JPY 12,409,976	Brown Brothers Harriman & Co.	7/05/11	(296)
USD 119,723	JPY 9,656,896	Brown Brothers Harriman & Co.	7/05/11	(231)
USD 112,206	JPY 9,050,509	Brown Brothers Harriman & Co.	7/05/11	(216)
USD 109,782	JPY 8,855,053	Brown Brothers Harriman & Co.	7/05/11	(211)
USD 105,588	JPY 8,516,768	Brown Brothers Harriman & Co.	7/05/11	(203)
USD 88,626	JPY 7,148,605	Brown Brothers Harriman & Co.	7/05/11	(171)
USD 74,734	JPY 6,028,074	Brown Brothers Harriman & Co.	7/05/11	(144)
USD 70,003	JPY 5,646,402	Brown Brothers Harriman & Co.	7/05/11	(135)
USD 66,592	JPY 5,371,330	Brown Brothers Harriman & Co.	7/05/11	(128)
USD 64,567	JPY 5,207,949	Brown Brothers Harriman & Co.	7/05/11	(124)
USD 61,225	JPY 4,938,431	Brown Brothers Harriman & Co.	7/05/11	(118)
USD 49,972	JPY 4,030,723	Brown Brothers Harriman & Co.	7/05/11	(96)
USD 41,852	JPY 3,375,795	Brown Brothers Harriman & Co.	7/05/11	(81)
USD 41,360	JPY 3,336,096	Brown Brothers Harriman & Co.	7/05/11	(80)
USD 35,435	JPY 2,858,188	Brown Brothers Harriman & Co.	7/05/11	(68)
USD 33,597	JPY 2,709,927	Brown Brothers Harriman & Co.	7/05/11	(65)
USD 25,286	JPY 2,039,590	Brown Brothers Harriman & Co.	7/05/11	(49)
USD 24,300	JPY 1,960,068	Brown Brothers Harriman & Co.	7/05/11	(47)
USD 19,294	JPY 1,556,218	Brown Brothers Harriman & Co.	7/05/11	(37)
USD 11,204	JPY 903,740	Brown Brothers Harriman & Co.	7/05/11	(22)
USD 11,119	JPY 896,846	Brown Brothers Harriman & Co.	7/05/11	(21)
USD 21,291	JPY 1,713,716	Brown Brothers Harriman & Co.	7/05/11	4
USD 97,896	CAD 94,813	Brown Brothers Harriman & Co.	7/06/11	(409)
USD 21,807	CAD 21,120	Brown Brothers Harriman & Co.	7/06/11	(91)
USD 10,567	CAD 10,234	Brown Brothers Harriman & Co.	7/06/11	(44)
USD 84,933	HKD 661,030	Brown Brothers Harriman & Co.	7/06/11	(14)
USD 58,296	HKD 453,737	Brown Brothers Harriman & Co.	7/06/11	(12)
USD 56,941	HKD 443,171	Brown Brothers Harriman & Co.	7/06/11	(10)
USD 53,628	HKD 417,384	Brown Brothers Harriman & Co.	7/06/11	(9)
USD 42,392	HKD 329,940	Brown Brothers Harriman & Co.	7/06/11	(7)
KRW 14,950,440,000	USD 13,917,743	Deutsche Bank AG	7/07/11	83,650
KRW 14,950,440,000	USD 13,827,636	Deutsche Bank AG	7/07/11	173,758
KRW 7,524,330,000	USD 6,991,897	UBS AG	7/07/11	54,792
KRW 7,524,330,000	USD 6,960,527	UBS AG	7/07/11	86,162
USD 13,985,444	KRW 14,950,440,000	Deutsche Bank AG	7/07/11	(15,950)
USD 7,038,662	KRW 7,524,330,000	UBS AG	7/07/11	(8,027)
CHF 14,969,940	EUR 12,250,360	Credit Suisse International	7/08/11	(99,789)
CHF 14,969,940	EUR 12,250,360	Credit Suisse International	7/08/11	142,184
CHF 18,446,125	EUR 15,091,200	UBS AG	7/08/11	(122,961)
CHF 18,446,125	EUR 15,091,200	UBS AG	7/08/11	180,751

See Notes to Consolidated Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments (continued)

Foreign currency exchange contracts as of June 30, 2011 (concluded)

				Unrealized
Currency	Currency		Settlement	Appreciation
Purchased	Sold	Counterparty	Date	(Depreciation)

CHF 23,725,243	USD 28,310,225	JPMorgan Chase Bank NA	7/14/11	$(89,623)
CHF 10,690,533	USD 12,600,000	JPMorgan Chase Bank NA	7/14/11	116,131
EUR 16,293,992	USD 23,908,174	Deutsche Bank AG	7/14/11	(285,364)
EUR 20,471,720	USD 30,052,485	UBS AG	7/14/11	(372,861)
USD 12,015,743	EUR 8,432,100	UBS AG	7/14/11	(209,003)
CAD 11,443,022	USD 11,672,979	Credit Suisse International	7/15/11	188,861
CAD 15,566,343	USD 15,909,999	Deutsche Bank AG	7/15/11	226,078
GBP 10,279,649	USD 16,817,505	Credit Suisse International	7/15/11	(321,197)
NOK 96,148,440	USD 17,859,772	Deutsche Bank AG	7/15/11	(49,393)
NOK 100,347,120	USD 18,622,805	UBS AG	7/15/11	(34,669)
USD 16,443,634	GBP 10,279,649	Credit Suisse International	7/15/11	(52,674)
CHF 24,016,336	EUR 19,717,198	UBS AG	7/21/11	(171,910)
CHF 24,016,336	EUR 19,717,198	UBS AG	7/21/11	159,750
EUR 23,705,760	USD 33,821,008	Credit Suisse International	7/22/11	539,636
EUR 19,979,836	USD 28,491,247	Deutsche Bank AG	7/22/11	468,805
EUR 18,612,100	USD 26,562,631	UBS AG	7/22/11	414,936
EUR 15,445,400	USD 22,225,931	Credit Suisse International	7/28/11	157,883
EUR 10,260,170	USD 14,774,953	Deutsche Bank AG	7/28/11	94,312
EUR 20,912,950	USD 30,016,357	Bank of America Securities LLC	7/29/11	290,308
EUR 16,624,850	USD 23,973,034	Deutsche Bank AG	7/29/11	119,395
USD 5,975,865	ZAR 40,987,862	Bank of America Securities LLC	7/29/11	(65,064)
CHF 31,790,294	USD 38,094,563	JPMorgan Chase Bank NA	8/04/11	(276,206)
EUR 16,215,320	USD 23,263,795	UBS AG	8/04/11	231,230
EUR 10,326,760	USD 14,874,665	Bank of America Securities LLC	8/05/11	87,774
EUR 4,202,900	USD 6,052,176	Credit Suisse International	8/05/11	37,404
JPY 985,828,145	USD 12,198,730	Deutsche Bank AG	8/05/11	48,655
JPY 2,521,639,902	USD 31,206,870	UBS AG	8/05/11	120,593
KRW 14,950,440,000	USD 13,971,068	Deutsche Bank AG	8/08/11	2,714
KRW 7,524,330,000	USD 7,025,518	UBS AG	8/08/11	7,275
USD 10,955,023	MXN 134,500,300	UBS AG	8/11/11	(495,398)
USD 5,479,743	MXN 67,250,150	UBS AG	8/11/11	(245,467)
USD 2,921,756	MXN 36,074,390	UBS AG	8/11/11	(149,367)
USD 10,944,357	MXN 133,847,300	Credit Suisse International	9/08/11	(421,888)
SGD 15,705,840	USD 12,400,000	JPMorgan Chase Bank NA	9/12/11	387,635
USD 26,860,679	MYR 81,592,000	HSBC Securities	9/15/11	(17,071)
USD 11,106,439	MXN 135,187,570	Credit Suisse International	9/22/11	(358,910)
USD 5,324,471	MXN 65,361,610	UBS AG	9/22/11	(218,891)
USD 4,551,260	MYR 13,862,682	HSBC Securities	9/28/11	(11,058)
SGD 15,200,760	USD 12,222,404	JPMorgan Chase Bank NA	11/16/11	157,257
CNY 157,679,850	USD 24,600,000	Credit Suisse International	3/12/12	17,779
CNH 57,944,250	USD 9,100,000	UBS AG	4/11/12	(41,047)
CNH 70,290,000	USD 11,000,000	UBS AG	4/11/12	(10,923)
CNH 28,078,345	USD 4,356,440	UBS AG	4/11/12	33,303

Total				$514,881

•	Interest rate swaps outstanding as of June 30, 2011 were as follows:

				Notional
	Floating		Expiration	Amount		Unrealized
Fixed Rate	Rate	Counterparty	Date	(000)		Appreciation

2.19%	3-month LIBOR	Morgan Stanley & Co., Inc.	5/16/14	USD	43,815	$132,451

• Cross-currency swaps outstanding as of June 30, 2011 were as follows:

				Notional
	Floating		Expiration	Amount		Unrealized
Fixed Rate	Rate	Counterparty	Date	(000)		Appreciation

IDR 8.25% [a]	6-month LIBOR	Credit Suisse International	6/03/18	USD	46,908	$61,815

(a)	Pays floating interest amount and receives fixed rate.

See Notes to Consolidated Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments (continued)

•	Total return swaps outstanding as of June 30, 2011 were as follows:

	Fund Pays/Receives
	the Total Return				Notional		Unrealized
	of the Reference			Expiration	Amount		Appreciation
Reference Entity	Entity	Fixed Rate/Floating Rate	Counterparty	Date	(000)		(Depreciation)

Return on the RTS Index Future September 2011	Receives	Overnight MosPrime Rate	Credit Suisse International	9/16/11	USD	4,027	$(81,375)
Return on the MSCI Daily Total Return All Country World (ex USA) USD Index	Receives	3-month LIBOR minus 0.08%	BNP Paribas SA	9/19/11	USD	22,762	679,894
Return on the MSCI Daily Total Return Net Emerging Markets USD Index	Receives	3-month LIBOR plus 0.38%	BNP Paribas SA	1/12/12	USD	12,171	(446,575)

Total							$151,944

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivatives financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to financial Statements.

See Notes to Consolidated Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments (continued)

The following tables summarize the inputs used as of June 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$7,799,148	—	—	$7,799,148
Australia	—	$112,447,764	—	112,447,764
Austria	2,022,362	—	—	2,022,362
Belgium	5,026,332	—	—	5,026,332
Brazil	201,134,283	—	—	201,134,283
Canada	220,760,801	—	—	220,760,801
Chile	10,126,565	—	—	10,126,565
China	12,040,909	76,331,000	—	88,371,909
Czech Republic	—	6,687,573	—	6,687,573
Egypt	—	5,151,758	—	5,151,758
Finland	—	11,655,019	—	11,655,019
France	17,369,394	112,094,359	—	129,463,753
Germany	1,121,539	125,221,211	—	126,342,750
Hong Kong	4,268,366	105,168,739	—	109,437,105
India	—	73,861,652	—	73,861,652
Indonesia	11,068,540	—	—	11,068,540
Israel	18,032,188	—	—	18,032,188
Italy	—	32,361,519	—	32,361,519
Japan	—	584,222,026	—	584,222,026
Kazakhstan	12,511,130	—	—	12,511,130
Luxembourg	—	2,545,897	—	2,545,897
Malaysia	3,250,982	47,294,581	—	50,545,563
Mexico	14,966,568	—	—	14,966,568
Netherlands	11,612,778	24,547,002	—	36,159,780
Norway	—	16,376,391	—	16,376,391
Philippines	3,507,196	—	—	3,507,196
Poland	—	1,776,928	—	1,776,928
Portugal	2,441,237	—	—	2,441,237
Russia	110,297,799	7,830,573	—	118,128,372
Singapore	—	73,996,639	—	73,996,639
South Africa	27,210,781	4,467,981	—	31,678,762
South Korea	35,219,435	46,204,941	—	81,424,376
Spain	2,924,106	36,409,929	—	39,334,035
Switzerland	22,537,636	73,391,563	—	95,929,199
Taiwan	12,138,728	80,103,000	—	92,241,728
Thailand	26,713,596	16,341	—	26,729,937
Turkey	11,019,487	14,219,050	—	25,238,537
United Kingdom	78,861,143	180,560,928	—	259,422,071
United States	3,018,861,587	—	—	3,018,861,587
Asset-Backed Securities	—	—	$168,000	168,000
Corporate Bonds	3,144,728	752,800,696	25,688,778	781,634,202
Floating Rate Loan Interests	—	—	35,270,869	35,270,869
Foreign Agency Obligations	—	742,548,566	—	742,548,566
Non-Agency Mortgage-Backed Securities	—	19,711,363	—	19,711,363
U.S. Treasury Obligations	—	692,309,985	—	692,309,985
Investment Companies	307,847,017	—	—	307,847,017
Preferred Securities	49,631,263	38,808,887	—	88,440,150
Warrants	4,648,504	—	—	4,648,504
Short-Term Securities:
Foreign Agency Obligations	—	83,796,397	—	83,796,397
Money Market Funds	3,514,885	9,893,015	—	13,407,900
Time Deposits	—	4,090,644	—	4,090,644
US Treasury Obligations	—	620,221,674	—	620,221,674

Total	$4,273,631,013	$4,819,125,591	$61,127,647	$9,153,884,251

See Notes to Consolidated Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments (concluded)

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Equity contracts	$10,930,507	$1,619,465	$9,058,103	$21,608,075
Foreign currency exchange contracts	—	5,317,566	—	5,317,566
Interest rate contracts	—	874,160	—	874,160
Liabilities:
Equity contracts	(21,095,052)	(3,956,540)	(8,500,869)	(33,552,461)
Foreign currency exchange contracts	—	(4,802,685)	—	(4,802,685)
Interest rate contracts	—	(527,950)	—	(527,950)

Total	$(10,164,545)	$(1,475,983)	$557,234	$(11,083,295)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

		Asset-
		Backed		Floating Rate	Foreign Agency
	Common Stocks	Securities	Corporate Bonds	Loan Interests	Obligations	Total

Assets:
Balance, as of December 31, 2010	$161,644	$150,000	$42,066,332	$24,012,486	$130,303,509	$196,693,971
Accrued discounts/ premiums	—	610	21,240	7,521	—	29,371
Net realized gain (loss)	—	—	615,616	6,185	—	621,801
Net change in unrealized appreciation/ depreciation[2]	(161,644)	17,390	407,814	(4,229)	(7,550,036)	(7,290,705)
Purchases	—	—	5,627,536	13,730,000	—	19,357,536
Sales	—	—	(3,015,205)	(2,481,094)	—	(5,496,299)
Transfers in3	—	—	—	—	—	—
Transfers out[3]	—	—	(20,034,555)	—	(122,753,473)	(142,788,028)

Balance, as of June 30, 2011	—	$168,000	$25,688,778	$35,270,869	—	$61,127,647

[2]	The change in unrealized appreciation/depreciation on investments still held at June 30, 2011 was $1,017,078.

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

	Equity Contracts

	Assets	Liabilities	Total

Balance, as of December 31, 2010	$8,314,321	$(2,136,079)	$6,178,242
Accrued discounts/premium	—	—	—
Net realized gain (loss)	1,009,612	(1,009,317)	295
Net change in unrealized appreciation/depreciation[4]	4,694,072	(9,902,551)	(5,208,479)
Purchases	6,554,710	—	6,554,710
Issuances[5]	—	—	—
Sales	—	(6,967,534)	(6,967,534)
Settlements[6]	—	—	—
Transfers in7	—	—	—
Transfers out[7]	—	—	—

Balance, as of June 30, 2011	$20,572,715	$(20,015,481)	$557,234

[4]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at June 30, 2011 was $(399,131).

[5]	Issuances represent upfront cash received on certain derivative financial instruments.

[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

[7]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivatives at the beginning and/or end of the period in relation to net assets.

See Notes to Consolidated Financial Statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Consolidated Statement of Assets and Liabilities June 30, 2011 (Unaudited)

Assets:
Investments at value—unaffiliated (including securities loaned of $9,738,265) (cost—$8,107,823,086)	$9,113,680,908
Investments at value—affiliated (cost—$49,726,293)	58,491,608
Cash	9,361,944
Cash held as collateral for swap contracts	900,000
Unrealized appreciation on foreign currency exchange contracts	5,317,566
Unrealized appreciation on swaps	874,160
Foreign currency at value (cost—$189,184)	196,523
Structured options at value (cost—$0)	3,319,812
Interest receivable	33,466,100
Investments sold receivable	18,449,001
Dividends receivable	10,803,203
Capital shares sold receivable	8,665,575
Swaps receivable	193,485
Securities lending income receivable—affiliated	7,738
Prepaid expenses	74,732
Other assets	248,160

Total assets	9,264,050,515

Liabilities:
Collateral on securities loaned at value	9,893,015
Investments purchased payable	35,625,061
Options written at value (premiums received—$26,190,932)	21,518,124
Structured options at value	1,423,387
Investment advisory fees payable	4,684,006
Capital shares redeemed payable	3,390,164
Unrealized depreciation on foreign currency exchange contracts	4,802,685
Unrealized depreciation on swaps	527,950
Margin variation payable	2,203,569
Options purchased payable	1,520,099
Distribution fees payable	1,492,122
Deferred foreign capital gain tax	103,269
Other affiliates payable	41,259
Income dividends payable	29,575
Swaps payable	16,443
Officer’s and Directors’ fees payable	7,988
Other accrued expenses payable	1,567,323

Total liabilities	88,864,039

Net Assets	$9,175,204,476

Net Assets Consist of:
Paid-in capital	$7,952,802,259
Undistributed net investment income	40,330,914
Accumulated net realized gain	164,996,271
Net unrealized appreciation/depreciation	1,017,075,032

Net Assets	$9,175,204,476

Net Asset Value:
Class I—Based on net assets of $1,706,691,445 and 102,098,498 shares outstanding, 200 million shares authorized, $0.10 par value	$16.72

Class II—Based on net assets of $22,586,911 and 1,353,618 shares outstanding, 200 million shares authorized, $0.10 par value	$16.69

Class III—Based on net assets of $7,445,926,120 and 496,822,052 shares outstanding, 200 million shares authorized, $0.10 par value	$14.99

See Notes to Consolidated Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	27

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Consolidated Statement of Operations Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividends	$75,752,651
Foreign taxes withheld	(4,674,860)
Interest	38,369,776
Dividends—affiliated	34,914
Securities lending—affiliated	10,687

Total income	109,493,168

Expenses:
Investment advisory	27,683,457
Distribution—Class II	15,514
Distribution—Class III	8,721,665
Accounting services	784,180
Custodian	778,679
Printing	291,681
Professional	129,067
Officer and Directors	71,373
Registration	35,839
Transfer agent—Class I	404
Transfer agent—Class II	5
Transfer agent—Class III	1,966
Miscellaneous	100,367

Total expenses excluding dividend expense	38,614,197
Dividend expense	29,575

Total expenses	38,643,772
Less fees waived by advisor	(636)

Total expenses after fees waived	38,643,136

Net investment income	70,850,032

Realized and Unrealized Gain (Loss):
Net realized gain from:
Investments—unaffiliated	75,359,755
Investments—affiliated	9,958,080
Financial futures contracts	14,196,191
Foreign currency transactions	52,666,887
Options written and structured options	11,396,769
Swaps	3,160,738

166,738,420

Net change in unrealized appreciation/depreciation on:
Investments (including a $347,414 change in deferred foreign capital gain tax)	59,883,559
Financial futures contracts	(10,590,688)
Foreign currency transactions	(10,170,037)
Option written and structured options	2,310,969
Swaps	(1,130,919)

39,998,938

Total realized and unrealized gain	206,737,358

Net Increase in Net Assets Resulting from Operations	$277,587,390

See Notes to Consolidated Financial Statements.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Consolidated Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2011	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2010

Operations:
Net investment income	$70,850,032	$97,673,129
Net realized gain	166,738,420	95,485,282
Net change in unrealized appreciation/depreciation	39,998,938	466,466,183

Net increase in net assets resulting from operations	277,587,390	659,624,594

Dividends and Distribution to Shareholders From:
Net investment income:
Class I	—	(15,673,072)
Class II	—	(195,407)
Class III	—	(68,131,911)
Net realized gain:
Class I	—	(7,134,231)
Class II	—	(97,704)
Class III	—	(37,006,852)

Decrease in net assets resulting from dividends and distributions to shareholders	—	(128,239,177)

Capital Share Transactions:
Net increase in net assets derived from capital share transactions	991,194,068	1,964,036,225

Net Assets:
Total increase in net assets	1,268,781,458	2,495,421,642
Beginning of period	7,906,423,018	5,411,001,376

End of period	$9,175,204,476	$7,906,423,018

Undistributed (distributions in excess of) net investment income	$40,330,914	$(30,519,118)

See Notes to Consolidated Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	29

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2011[1]		Year Ended December 31,
	(Unaudited)		2010[1]	2009[1]	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$16.15		$14.92	$12.52	$16.03	$14.78	$13.54

Net investment income[2]	0.16		0.26	0.27	0.27	0.32	0.32
Net realized and unrealized gain (loss)	0.41		1.24	2.39	(3.39)	2.19	1.92

Net increase (decrease) from investment operations	0.57		1.50	2.66	(3.12)	2.51	2.24

Dividends and distributions from:
Net investment income	—		(0.19)	(0.24)	(0.33)	(0.47)	(0.41)
Net realized gain	—		(0.08)	—	(0.06)	(0.79)	(0.59)
Tax return of capital	—		—	(0.02)	—	—	—

Total dividends and distributions	—		(0.27)	(0.26)	(0.39)	(1.26)	(1.00)

Net asset value, end of period	$16.72		$16.15	$14.92	$12.52	$16.03	$14.78

Total Investment Return:[3]
Based on net asset value	3.53%	[4]	10.05%	21.30%	(19.48)%	17.01%	16.53%	[5]

Ratios to Average Net Assets:
Total expenses	0.70%	[6]	0.71%	0.74%	0.80%	0.78%	0.79%

Total expenses after fees waived	0.70%	[6]	0.71%	0.74%	0.80%	0.78%	0.79%

Total expenses after fees waived and excluding dividend expense	0.70%	[6]	0.71%	0.74%	0.80%	0.78%	0.79%

Net investment income	1.95%	[6]	1.75%	1.99%	1.81%	2.03%	2.18%

Supplemental Data:
Net assets, end of period (000)	$1,706,691		$1,403,484	$855,977	$589,326	$755,675	$717,928

Portfolio turnover	12%		28%	26%	31%	34%	55%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	The previous investment advisor fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total return investment.

[6]	Annualized.

See Notes to Consolidated Financial Statements.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Financial Highlights (continued)

	Class II
	Six Months Ended
	June 30, 2011[1]		Year Ended December 31,
	(Unaudited)		2010[1]	2009[1]	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$16.13		$14.91	$12.53	$16.03	$14.78	$13.54

Net investment income[2]	0.14		0.24	0.24	0.25	0.30	0.29
Net realized and unrealized gain (loss)	0.42		1.23	2.39	(3.39)	2.19	1.92

Net increase (decrease) from investment operations	0.56		1.47	2.63	(3.14)	2.49	2.21

Dividends and distributions from:
Net investment income	—		(0.17)	(0.22)	(0.30)	(0.45)	(0.38)
Net realized gain	—		(0.08)	—	(0.06)	(0.79)	(0.59)
Tax return of capital	—		—	(0.03)	—	—	—

Total dividends and distributions	—		(0.25)	(0.25)	(0.36)	(1.24)	(0.97)

Net asset value, end of period	$16.69		$16.13	$14.91	$12.53	$16.03	$14.78

Total Investment Return:[3]
Based on net asset value	3.47%	[4]	9.88%	21.05%	(19.57)%	16.82%	16.36%	[5]

Ratios to Average Net Assets:
Total expenses	0.85%	[6]	0.86%	0.89%	0.95%	0.93%	0.94%

Total expenses after fees waived	0.85%	[6]	0.86%	0.89%	0.95%	0.93%	0.94%

Total expenses after fees waived and excluding dividend expense	0.85%	[6]	0.86%	0.89%	0.95%	0.93%	0.94%

Net investment income	1.73%	[6]	1.60%	1.76%	1.69%	1.90%	2.03%

Supplemental Data:
Net assets, end of period (000)	$22,587		$19,019	$7,843	$1,544	$1,521	$1,771

Portfolio turnover	12%		28%	26%	31%	34%	55%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	The previous investment advisor fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total return investment.

[6]	Annualized.

See Notes to Consolidated Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	31

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Financial Highlights (concluded)

	Class III
	Six Months Ended
	June 30, 2011[1]		Year Ended December 31,
	(Unaudited)		2010[1]	2009[1]	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$14.49		$13.42	$11.30	$14.53	$13.51	$12.45

Net investment income[2]	0.13		0.20	0.21	0.21	0.24	0.23
Net realized and unrealized gain (loss)	0.37		1.10	2.15	(3.07)	2.02	1.81

Net increase (decrease) from investment operations	0.50		1.30	2.36	(2.86)	2.26	2.04

Dividends and distributions from:
Net investment income	—		(0.15)	(0.22)	(0.31)	(0.45)	(0.39)
Net realized gain	—		(0.08)	—	(0.06)	(0.79)	(0.59)
Tax return of capital	—		—	(0.02)	—	—	—

Total dividends and distributions	—		(0.23)	(0.24)	(0.37)	(1.24)	(0.98)

Net asset value, end of period	$14.99		$14.49	$13.42	$11.30	$14.53	$13.51

Total Investment Return:[3]
Based on net asset value	3.45%	[4]	9.76%	20.92%	(19.67)%	16.75%	16.40%	[5]

Ratios to Average Net Assets:
Total expenses	0.95%	[6]	0.96%	0.99%	1.03%	1.04%	1.04%

Total expenses after fees waived and paid indirectly	0.95%	[6]	0.96%	0.99%	1.03%	1.04%	1.04%

Total expenses after fees waived and excluding dividend expense	0.95%	[6]	0.96%	0.99%	1.03%	1.04%	1.04%

Net investment income	1.72%	[6]	1.50%	1.75%	1.66%	1.67%	1.88%

Supplemental Data:
Net assets, end of period (000)	$7,445,926		$6,483,920	$4,547,181	$1,820,988	$333,475	$71,208

Portfolio turnover	12%		28%	26%	31%	34%	55%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	The previous investment advisor fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total return investment.

[6]	Annualized.

See Notes to Consolidated Financial Statements.

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Notes to Consolidated Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Global Allocation V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and still satisfy Regulated Investment Company (“RIC”) tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	33

will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the- counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly levered. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund consider these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Fund earns and/or pays facility and other fees on floating rate loan interests, which are shown as facility and other fees in the Consolidated Statement of Operations. Facility and commitment fees are typically

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	35

amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, short sales, structured options and options written), or certain borrowings (e.g., reverse repurchase agreements, treasury roll transactions and loan payable), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Consolidated Statement of Operations.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash securities issued or guaranteed by the U.S. government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Consolidated Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend and interest on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the period, the Fund accepted only cash collateral in connection with securities loaned.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	37

increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk,

38	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

The Fund invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options are European-Style Options and may consist of single or multiple OTC options, which are priced as a single security. European-Style Options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Interest rate swaps—The Fund enters into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	39

interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•	Cross-currency swaps—The Fund enters into cross-currency swaps to gain or reduce exposure to foreign currencies or as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate and/or interest rate risk). Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•	Total return swaps—The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of
June 30, 2011

	Asset Derivatives		Liability Derivatives
	Consolidated		Consolidated
	Statement of		Statement of
	Assets and		Assets and
	Liabilities		Liabilities
	Location	Value	Location	Value

Interest rate contracts	Net unrealized appreciation/ depreciation*; Unrealized appreciation on swaps; Investments at value-unaffiliated**	$874,160	Net unrealized appreciation/ depreciation*; Unrealized depreciation on swaps; Options written at value	$527,950

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts;	5,317,566	Unrealized depreciation on foreign currency exchange contracts	4,802,685

Equity contracts	Net unrealized appreciation/ depreciation*; Unrealized appreciation on swaps; Investments at value-unaffiliated; Structured options at value	21,608,075	Net unrealized appreciation/ depreciation*; Unrealized depreciation on swaps; Options written at value; Structured options at value	33,552,461

Total		$27,799,801		$38,883,096

*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the
Consolidated Statement of Operations
Six Months Ended June 30, 2011

	Net Realized Gain from
	Financial			Foreign
	Futures			Currency
	Contracts	Swaps	Options***	Transactions

Foreign currency exchange contracts	—	$30,922	—	$52,038,657

Equity contracts	$14,196,191	3,129,816	$10,328,673	—

Total	$14,196,191	$3,160,738	$10,328,673	$52,038,657

	Net Change in Unrealized Appreciation/Depreciation on
	Financial			Foreign
	Futures			Currency
	Contracts	Swaps	Options***	Transactions

Foreign currency exchange contracts	—	$61,815	—	$(10,077,667)

Equity contracts	$(10,590,688)	(1,385,905)	$(16,442,536)	—

Interest rate contracts	—	13,171	—	—

Total	$(10,590,688)	$(1,130,919)	$(16,442,536)	$(10,077,667)

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

40	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

For the six months ended June 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:

Average number of contracts purchased	109

Average number of contracts sold	1,143

Average notional value of contracts purchased	$12,684,367

Average notional value of contracts sold	$119,129,462

Foreign currency contracts:

Average number of contracts-US dollars purchased	48

Average number of contracts-US dollars sold	58

Average US dollar amounts purchased	$316,645,532

Average US dollar amounts sold	$812,700,509

Options:

Average number of option contracts purchased	176,705

Average number of option contracts written	1,595,296

Average notional value of option contracts purchased	$96,866,599

Average notional value of option contracts written	$417,960,843

Average number of swaption contracts written	1

Average notional value of swaption contracts written	$1,650,640,500

Structured options:

Average number of units	363,715

Average notional value	$203,488,580

Interest rate swaps:

Average number of contracts-receives fixed rate	1

Average notional value-receives fixed rate	$21,907,500

Cross-currency swaps:

Average number of contracts-receives fixed rate	1

Average notional value-receives fixed rate	$2,734,988

Total return swaps:

Average number of contracts	4

Average notional value	$44,404,668

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at an annual rate of 0.65% from January 1, 2011 to May 31, 2011.

Effective June 1, 2011, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Investment
Advisory
Average Daily Net Assets	Fee

First $6 billion	0.65%

$6 billion—$8 billion	0.61%

$8 billion—$10 billion	0.59%

$10 billion—$15 billion	0.57%

Greater than $15 billion	0.55%

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s net assets which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”) and BlackRock International Limited (“BIL”), both affiliates of the Manager. The Manager pays BIM and BIL for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) as a percentage of net assets as follows: 1.25% for Class I Shares, 1.40% for Class II Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Consolidated Statement of Operations.

For the six months ended June 30, 2011, the Fund reimbursed the Manager $40,827 for certain accounting services, which are included in accounting services in the Consolidated Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	41

annual rate of 0.15% and 0.25%, respectively, based upon the average daily net assets attributable to Class II and Class III.

The Company received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Consolidated Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Consolidated Statement of Operations. For the six months ended June 30, 2011, BIM received $623 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments, including paydowns and excluding short-term securities and US government securities for the six months ended June 30, 2011, were $1,954,555,198 and $788,138,448. respectively.

Purchases and sales of US government securities for the Fund for the six months ended June 30, 2011 were $198,461,579 and $134,134,529, respectively.

Transactions in options written for the six months ended June 30, 2011, were as follows:

	Calls		Puts
		Premiums		Premiums
	Contracts	Received	Contracts	Received

Outstanding options, beginning of period	19,028	$4,085,678	24,971	$2,910,553

Options written	2,239,064	7,752,784	3,389,793,980	19,604,259

Options closed	(26,052)	(3,166,102)	(122,487)	(2,044,667)

Options expired	(702,287)	(905,414)	(3,880)	(586,660)

Options exercised	(2,542)	(1,274,230)	—	—

Outstanding options, end of period	1,527,211	$6,492,716	107,973	$19,883,485

As of June 30, 2011, the value of portfolio securities subject to covered call options written was $77,634,413.

5.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund pays: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the six months ended June 30, 2011.

6.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

42	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the Consolidated Schedule of Investments for concentrations in specific countries.

As of June 30, 2011, the Fund had the following industry classifications:

Percent of
Long-Term
Industry	Investments

US Government	14

Oil, Gas & Consumable Fuels	9

Foreign Agency Obligations	8

Other*	69

*	All other industries held were each less than 5% of long-term investments.

7.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	17,704,852	$293,563,019

Shares redeemed	(2,527,951)	(41,852,553)

Net increase	15,176,901	$251,710,466

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	33,735,919	$514,181,290

Shares issued to shareholders in reinvestment of dividends	1,415,723	22,807,303

Total issued	35,151,642	536,988,593

Shares redeemed	(5,615,241)	(84,604,184)

Net increase	29,536,401	$452,384,409

Class II Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	361,781	$6,015,936

Shares redeemed	(187,272)	(3,093,249)

Net increase	174,509	$2,922,690

Class II Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	953,210	$14,474,676

Shares issued to shareholders in reinvestment of dividends	18,217	293,111

Total issued	971,427	14,767,787

Shares redeemed	(318,390)	(4,770,306)

Net increase	653,037	$9,997,481

Class III Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	76,811,067	$1,141,774,732

Shares redeemed	(27,332,699)	(405,214,820)

Net increase	49,478,368	$736,560,912

Class III Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	169,516,060	$2,321,974,102

Shares issued to shareholders in reinvestment of dividends	7,271,008	105,138,763

Total issued	176,787,068	2,427,112,865

Shares redeemed	(68,244,761)	(925,458,530)

Net increase	108,542,307	$1,501,654,335

8.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	43

June 30, 2011

Semi-Annual Report (Unaudited)

BlackRock Global Opportunities V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Fund Summary as of June 30, 2011
Investment Objective

BlackRock Global Opportunities V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

On March 18, 2011, the Board of Directors (the “Board”) of BlackRock Variable Series Funds, Inc. approved certain changes to the Fund. In particular, the Board approved certain changes to the Fund’s principal investment strategies. The changes are effective on October 1, 2011.
Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2011, the Fund underperformed the MSCI All Country World Index.

What factors influenced performance?

•	During the period, the Fund’s underperformance relative to the benchmark can be attributed to three factors. First, the Fund was underweight integrated oil companies and refiners, while overweight coal miners at a time when the sub-industry returns diverged. The integrated oil companies and refiners re-rated on a sharp increase in crack spreads (the differential between the price of crude oil and petroleum products extracted from it), while coal stocks consolidated 2010’s gains. Second, in financials, the Fund’s exposure to emerging market banks in Brazil, India and China underperformed due to inflationary concerns and increased tightening measures. Third, stock selection in information technology (IT), more specifically semiconductors, failed to keep pace with the benchmark. With global growth decelerating and the demand for electronic equipment slowing, the need to expand semiconductor capacity was reduced.

•	Conversely, the key industry overweights that added to performance during the six months included automobile manufacturers, cable & satellite operators and health care equipment & services. Within media, our overweight to a German cable television operator with favorable market share growth was a positive contributor.

Describe recent portfolio activity.

•	During the six-month period, the Fund’s rotation away from IT software and hardware positions headlined the Fund’s trading activity. Our concern regarding the likelihood of a cyclical downturn in communications equipment and the immunity of software stocks from a broader economic slowdown underpins these decisions. Elsewhere, there were smaller trims in agricultural chemicals, oil & gas exploration & production stocks (E&Ps), coal miners and consumer retailers. The proceeds were used to fund select new additions in capital goods, diversified financials, pharmaceuticals and luxury goods.

Describe portfolio positioning at period end.

•	At period end, the portfolio was positioned to benefit from continued global economic growth albeit with a cautious perspective as measured by active risk relative to the benchmark. We favor the more cyclical industries and stocks with a combination of earnings upside and relative value.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in common stock of companies of any market capitalization located in various foreign countries and the United States, selected for their above-average return potential.

[2]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance- related fees and expenses. The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged market capitalization-weighted index is a free float-adjusted market capitalization weighted index, calculated by Morgan Stanley Capital International, that is designed to measure the equity market performance of developed and emerging markets.
Performance Summary as of June 30, 2011

	6-Month	Average Annual Total Returns
	Total Returns	1 Year[5]	5 Years[5]		10 Years[5]

Class I Shares[4]	2.89%	28.90%	5.59%		5.14%

Class III Shares[4]	2.83	28.65	5.34	[6]	4.88	[6]

MSCI All Country World Index	4.68	30.14	3.16		4.78

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]	The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Fund Information as of June 30, 2011

Percent of
Geographic Allocations	Long-Term Investments

United States	40%
Germany	9
Japan	9
United Kingdom	6
South Korea	5
France	4
Netherlands	3
Hong Kong	3
Canada	3
Switzerland	3
Brazil	2
Other[1]	13

[1]	Other includes a 1% or less investment in each of the following countries: Australia, Thailand, China, Norway, Taiwan, Spain, Belgium, Mexico, Russia, Denmark, India, Italy, Colombia, Malaysia, Indonesia, South Africa, Austria and Singapore.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and/or distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2011 and held through June 30, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	January 1, 2011	June 30, 2011	During the Period[1]	January 1, 2011	June 30, 2011	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,028.90	$5.23	$1,000.00	$1,028.30	$6.49	1.04%

Class III	$1,000.00	$1,028.30	$5.21	$1,000.00	$1,018.40	$6.46	1.29%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financials Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, foreign currency exchange rate and/or other risks. Such derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund

Schedule of Investments June 30, 2011 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia — 1.4%
BHP Billiton Ltd.	5,600	$264,661
Newcrest Mining Ltd.	8,600	348,470
PanAust, Ltd. (a)	40,900	166,505

		779,636

Austria — 0.3%
Erste Bank der Oesterreichischen Sparkassen AG	3,600	188,543

Belgium — 0.8%
Anheuser-Busch InBev NV	7,400	429,477

Brazil — 1.5%
BM&F BOVESPA SA	47,300	312,778
Banco Bradesco SA, Preference Shares	26,500	536,571

		849,349

Canada — 2.9%
Bankers Petroleum Ltd. (a)	35,900	256,096
Canadian Natural Resources Ltd.	4,400	184,449
First Quantum Minerals Ltd.	2,300	335,348
Manulife Financial Corp.	17,200	304,605
Suncor Energy, Inc.	6,700	262,595
The Toronto-Dominion Bank	2,700	228,945

		1,572,038

China — 1.1%
China Construction Bank, Class H	417,800	347,812
China Merchants Bank Co. Ltd.	87,600	212,647
Lentuo International, Inc. — ADR (a)	7,400	35,964

		596,423

Colombia — 0.5%
Petrominerales Ltd.	9,600	281,794

Denmark — 0.7%
Carlsberg A/S, Class B	2,400	261,319
Pandora A/S (b)	4,400	138,243

		399,562

France — 3.6%
BNP Paribas SA	3,540	272,965
Cie de Saint-Gobain	6,300	408,353
Danone	3,600	268,751
LVMH Moet Hennessy Louis Vuitton SA (b)	1,800	323,455
Technip SA	4,000	428,766
Unibail-Rodamco SE	1,100	254,156

		1,956,446

Germany — 8.6%
BASF SE	5,000	490,106
Bayerische Motoren Werke AG	4,400	439,379
Continental AG	2,800	295,058
Deutsche Bank AG, Registered Shares	6,300	371,829
Fresenius Medical Care AG	5,400	403,893
K+S AG	5,000	383,941
Kabel Deutschland Holding AG (a)	5,900	363,443
Merck KGaA	3,800	413,171
Metro AG	3,900	236,176
SAP AG — ADR	6,600	400,290
Siemens AG (b)	3,300	453,489
Volkswagen AG, Preference Shares	2,364	488,865

		4,739,640

Hong Kong — 2.9%
AIA Group Ltd. (a)	122,900	427,818
China Resources Enterprise Ltd.	71,600	293,377
China Unicom Ltd.	122,600	248,880
Hong Kong Exchanges and Clearing Ltd.	12,400	261,105
Wharf Holdings Ltd. (b)	50,600	352,860

		1,584,040

India — 0.7%
ICICI Bank Ltd.	16,000	393,267

Indonesia — 0.5%
Adaro Energy PT	862,600	247,229

Italy — 0.5%
Enel SpA	45,100	294,691

Japan — 8.4%
Bridgestone Corp.	17,000	391,689
Dena Co. Ltd.	6,400	275,241
Hino Motors Ltd.	54,300	317,090
ITOCHU Corp.	48,500	504,441
Japan Tobacco, Inc.	86	331,966
Komatsu Ltd.	6,300	196,706
Marubeni Corp.	42,400	281,782
Mitsubishi Chemical Holdings Corp.	33,800	239,511
ORIX Corp.	2,800	272,361
SMC Corp.	1,900	342,513
Softbank Corp.	9,400	355,999
Sumitomo Electric Industries Ltd.	23,600	344,221
Sumitomo Heavy Industries Ltd.	71,700	500,457
Sumitomo Mitsui Financial Group, Inc.	8,100	249,761

		4,603,738

Malaysia — 0.5%
CIMB Group Holdings Bhd	84,500	250,279

Mexico — 0.8%
Fomento Economico Mexicano, SA de CV — ADR	3,800	252,662
Grupo Modelo SA	28,000	169,313

		421,975

Netherlands — 3.3%
Aegon NV (a)	36,900	251,437
Akzo Nobel NV	5,300	334,858
Corio NV	2,100	139,077
ING Groep NV CVA (a)	21,100	260,026
Royal Dutch Shell Plc, Class A	18,900	671,114
Yandex NV (a)	4,400	156,244

		1,812,756

Norway — 1.1%
DnB NOR ASA	17,100	238,229
Subsea 7 SA (a)	13,200	337,618

		575,847

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	EUR	Euro
AUD	Australian Dollar	GBP	British Pound
CAD	Canadian Dollar	JPY	Japanese Yen
CHF	Swiss Franc	USD	US Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Russia — 0.7%
LUKOIL	4,000	$255,000
VimpelCom Ltd. — ADR	12,200	155,672

		410,672

Singapore — 0.3%
Straits Asia Resources Ltd.	72,900	178,185

South Africa — 0.4%
Naspers Ltd.	3,900	220,249

South Korea — 5.1%
Dongbu Insurance Co., Ltd.	8,000	417,715
GS Engineering & Construction Corp.	3,300	403,688
Hyundai Engineering & Construction Co., Ltd.	7,200	583,545
KT Corp. — ADR	13,000	252,720
Kia Motors Corp.	5,800	394,563
Samsung Electronics Co., Ltd.	600	466,337
Samsung Life Insurance Co. Ltd.	3,000	267,649

		2,786,217

Spain — 0.9%
Telefonica SA	19,900	486,032

Switzerland — 2.8%
Adecco SA, Registered Shares (a)	7,200	462,134
Compagnie Financiere Richemont SA	4,600	301,452
Julius Baer Group Ltd. (a)	3,300	136,317
Roche Holding AG	2,700	452,036
UBS AG (a)	8,800	160,596

		1,512,535

Taiwan — 0.9%
First Financial Holding Co., Ltd.	311,000	257,918
Nan Ya Plastics Corp.	95,000	254,095

		512,013

Thailand — 1.1%
Bangkok Bank PCL, Foreign Shares	48,200	249,435
Banpu PCL	10,600	247,722
Banpu PCL	4,700	109,839

		606,996

United Kingdom — 6.4%
Afren Plc (a)	75,900	192,285
Antofagasta Plc	15,100	337,910
BG Group Plc	11,300	256,577
Barclays Plc	87,100	357,315
Bellway Plc	4,500	51,667
Bwin.Party Digital Entertainment Plc (a)	4,400	10,579
GlaxoSmithKline Plc	7,500	160,757
HSBC Holdings Plc	54,625	541,592
Kazakhmys Plc	8,000	177,336
Persimmon Plc	5,200	40,288
Taylor Wimpey Plc (a)	77,700	47,094
Tullow Oil Plc	9,400	187,192
Vodafone Group Plc — ADR	16,800	448,896
WPP Plc	13,100	164,115
Xstrata Plc	23,500	517,597

		3,491,200

United States — 38.9%
AT&T, Inc.	12,100	380,061
Accenture Plc	5,300	320,226
Alcoa, Inc.	15,600	247,416
Allergan, Inc.	4,800	399,600
American Electric Power Co., Inc.	9,900	373,032
Ameriprise Financial, Inc.	4,000	230,720
Apple, Inc. (a)	1,300	436,371
Applied Materials, Inc.	14,700	191,247
Arcos Dorados Holdings, Inc.	4,300	90,687
Baxter International, Inc.	5,400	322,326
Bristol-Myers Squibb Co.	9,600	278,016
Broadcom Corp., Class A (a)	6,300	211,932
CVS Caremark Corp.	8,400	315,672
Carnival Corp.	6,500	244,595
Celgene Corp. (a)	2,300	138,736
Citigroup, Inc.	12,040	501,346
Clorox Co.	2,900	195,576
Comcast Corp., Class A	19,800	501,732
Comerica, Inc.	6,500	224,705
ConAgra Foods, Inc.	11,400	294,234
Corning, Inc.	20,700	375,705
Covidien Plc	6,400	340,672
Darden Restaurants, Inc.	5,800	288,608
Dover Corp.	8,100	549,180
The Dow Chemical Co.	8,700	313,200
EMC Corp. (a)	10,600	292,030
eBay, Inc. (a)	8,900	287,203
Exxon Mobil Corp.	10,400	846,352
Federal Realty Investment Trust	3,200	272,576
FedEx Corp.	5,400	512,190
Freeport-McMoRan Copper & Gold, Inc., Class B	5,300	280,370
General Electric Co.	25,300	477,158
Google, Inc., Class A (a)	1,100	557,018
H.J. Heinz Co.	6,600	351,648
Halliburton Co.	6,600	336,600
Henry Schein, Inc. (a)	4,200	300,678
Huntsman Corp.	13,100	246,935
JPMorgan Chase & Co.	14,600	597,724
Johnson & Johnson	4,400	292,688
KeyCorp	28,400	236,572
Laboratory Corp. of America Holdings (a)	1,400	135,506
Liberty Global, Inc. (a)	9,500	427,880
Merck & Co., Inc.	7,800	275,262
MetLife, Inc.	8,200	359,734
NII Holdings, Inc. (a)	4,800	203,424
National Oilwell Varco, Inc.	2,800	218,988
News Corp., Class A	19,000	336,300
NIKE, Inc., Class B	3,500	314,930
Norfolk Southern Corp.	6,000	449,580
Occidental Petroleum Corp.	4,300	447,372
PepsiCo, Inc.	9,100	640,913
Pfizer, Inc.	13,900	286,340
The Procter & Gamble Co.	7,900	502,203
Rowan Cos., Inc. (a)	10,200	395,862
SPX Corp.	4,200	347,172
Schlumberger Ltd.	4,900	423,360
Sprint Nextel Corp. (a)	42,200	227,458
Stanley Black & Decker, Inc.	3,927	282,940
Stillwater Mining Co. (a)	12,100	266,321
Terex Corp. (a)	2,700	76,815
Texas Instruments, Inc.	9,300	305,319
Verizon Communications, Inc.	7,700	286,671
Weatherford International Ltd. (a)	16,900	316,875
Whole Foods Market, Inc. (a)	2,500	158,625

		21,339,187

Total Long-Term Investments (Cost — $48,360,253) — 97.6%		53,520,016

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (c)(d)	495,863	$495,863

	Beneficial
	Interest
	(000)

BlackRock Liquidity Series, LLC Money Market Series, 0.10% (c)(d)(e)	$189	188,722

Total Short-Term Securities (Cost — $684,585) — 1.3%		684,585

Total Investments (Cost — $49,044,838*) — 98.9%		54,204,601
Other Assets Less Liabilities — 1.1%		618,056

Net Assets — 100.0%		$54,822,657

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$49,275,635

Gross unrealized appreciation	$6,607,463
Gross unrealized depreciation	(1,678,497)

Net unrealized appreciation	$4,928,966

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares/		Shares/
	Beneficial		Beneficial
	Interest		Interest
	Held at		Held at
	December 31,	Net	June 30,
Affiliate	2010,	Activity	2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	1,304,873	(809,010)	495,863	$226
BlackRock Liquidity Series, LLC Money Market Series	—	$188,722	$188,722	$342

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

   • Foreign currency exchange contracts as of June 30, 2011 were as follows:

				Unrealized
Currency	Currency		Settlement	Appreciation
Purchased	Sold	Counterparty	Date	(Depreciation)

AUD 39,000	USD 41,477	Citibank NA	7/07/11	$342
AUD 75,000	USD 79,462	Citibank NA	7/07/11	959
AUD 269,000	USD 286,272	Citibank NA	7/07/11	2,171
AUD 555,000	USD 577,693	Citibank NA	7/07/11	17,422
CAD 170,000	USD 177,132	Citibank NA	7/07/11	(875)
CAD 34,400	USD 35,783	Citibank NA	7/07/11	(117)
CAD 8,000	USD 8,252	Deutsche Bank Securities	7/07/11	42
CAD 87,000	USD 89,709	Deutsche Bank Securities	7/07/11	494
CAD 73,200	USD 75,915	Morgan Stanley Capital Services, Inc.	7/07/11	(21)
CAD 15,000	USD 15,447	Morgan Stanley Capital Services, Inc.	7/07/11	106
CAD 208,000	USD 214,981	Morgan Stanley Capital Services, Inc.	7/07/11	676
CHF 30,000	USD 35,638	Citibank NA	7/07/11	45
CHF 214,000	USD 253,935	Citibank NA	7/07/11	602
CHF 145,000	USD 166,759	Royal Bank of Scotland	7/07/11	5,708
EUR 4,000	USD 5,771	Citibank NA	7/07/11	30
EUR 17,800	USD 25,201	Citibank NA	7/07/11	610
EUR 41,000	USD 57,943	Citibank NA	7/07/11	1,509
EUR 295,000	USD 418,462	Citibank NA	7/07/11	9,308
EUR 57,000	USD 81,832	Morgan Stanley Capital Services, Inc.	7/07/11	822
GBP 640,000	USD 1,047,885	Citibank NA	7/07/11	(20,743)
GBP 28,000	USD 45,802	Citibank NA	7/07/11	(864)
JPY 150,000	USD 1,800	Citibank NA	7/07/11	63
JPY 3,956,000	USD 48,432	Citibank NA	7/07/11	709
JPY 15,572,000	USD 189,831	Citibank NA	7/07/11	3,600
USD 335,491	AUD 315,000	Deutsche Bank Securities	7/07/11	(2,277)
USD 170,324	CHF 150,000	Citibank NA	7/07/11	(8,090)
USD 266,951	EUR 185,000	Citibank NA	7/07/11	(1,312)
USD 36,686	EUR 25,500	Citibank NA	7/07/11	(290)
USD 1,843,883	EUR 1,270,000	Deutsche Bank Securities	7/07/11	2,295
USD 133,938	GBP 83,000	Citibank NA	7/07/11	730
USD 1,180,702	JPY 99,851,000	Citibank NA	7/07/11	(59,618)
USD 346,014	JPY 27,820,000	Citibank NA	7/07/11	442

Total				$(45,522)

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments.)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Schedule of Investments (concluded)

The following tables summarize the inputs used as of June 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Australia	—	$779,636	—	$779,636
Austria	—	188,543	—	188,543
Belgium	—	429,477	—	429,477
Brazil	$849,349	—	—	849,349
Canada	1,572,038	—	—	1,572,038
China	35,964	560,459	—	596,423
Colombia	281,794	—	—	281,794
Denmark	138,243	261,319	—	399,562
France	—	1,956,446	—	1,956,446
Germany	400,290	4,339,350	—	4,739,640
Hong Kong	—	1,584,040	—	1,584,040
India	—	393,267	—	393,267
Indonesia	247,229	—	—	247,229
Italy	—	294,691	—	294,691
Japan	—	4,603,738	—	4,603,738
Malaysia	—	250,279	—	250,279
Mexico	421,975	—	—	421,975
Netherlands	156,244	1,656,512	—	1,812,756
Norway	—	575,847	—	575,847
Russia	410,672	—	—	410,672
Singapore	—	178,185	—	178,185
South Africa	—	220,249	—	220,249
South Korea	252,720	2,533,497	—	2,786,217
Spain	—	486,032	—	486,032
Switzerland	—	1,512,535	—	1,512,535
Taiwan	—	512,013	—	512,013
Thailand	—	606,996	—	606,996
United Kingdom	459,475	3,031,725	—	3,491,200
United States	21,339,187	—	—	21,339,187
Short-Term Securities	495,863	188,722	—	684,585

Total	$27,061,043	$27,143,558	—	$54,204,601

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$48,685	—	$48,685
Liabilities:
Foreign currency exchange contracts	—	(94,207)	—	(94,207)

Total	—	$(45,522)	—	$(45,522)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Statement of Assets and Liabilities June 30, 2011 (Unaudited)

Assets:
Investments at value—unaffiliated (including securities loaned of $175,546) (cost—$48,360,253)	$53,520,016
Investments at value—affiliated (cost—$684,585)	684,585
Unrealized appreciation on foreign currency exchange contracts	48,685
Cash	5,078
Foreign currency at value (cost—$383,228)	384,823
Dividends receivable	320,849
Investments sold receivable	269,289
Securities lending income receivable—affiliated	342
Prepaid expenses	2,397

Total assets	55,236,064

Liabilities:
Collateral on securities loaned at value	188,722
Unrealized depreciation on foreign currency exchange contracts	94,207
Investments purchased payable	40,282
Investment advisory fees payable	33,039
Capital shares redeemed payable	23,323
Officer’s and Directors’ fees payable	467
Other affiliates payable	318
Distribution fees payable	234
Other accrued expenses payable	32,815

Total liabilities	413,407

Net Assets	$54,822,657

Net Assets Consist of:
Paid-in capital	$60,035,998
Undistributed net investment income	379,367
Accumulated net realized loss	(10,713,401)
Net unrealized appreciation/depreciation	5,120,693

Net Assets	$54,822,657

Net Asset Value:
Class I—Based on net assets of $53,642,404 and 3,678,946 shares outstanding, 100 million shares authorized, $0.10 par value	$14.58

Class III—Based on net assets of $1,180,253 and 81,301 shares outstanding, 100 million shares authorized, $0.10 par value	$14.52

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Statement of Operations Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividends—unaffiliated	$744,183
Foreign taxes withheld	(61,119)
Securities lending—affiliated	342
Dividends—affiliated	226

Total income	683,632

Expenses:
Investment advisory	211,087
Distribution—Class III	1,430
Custodian	26,384
Professional	23,609
Accounting services	10,178
Officer and Directors	7,778
Printing	3,687
Transfer agent—Class I	2,380
Transfer agent—Class III	61
Miscellaneous	6,466

Total expenses	293,060
Less fees waived by advisor	(105)

Total expenses after fees waived	292,955

Net investment income	390,677

Realized and Unrealized Gain (Loss):
Net realized gain from:
Investments	3,354,044
Foreign currency transactions	148,921
Options written	19,162

3,522,127

Net change in unrealized appreciation/depreciation on:
Investments	(2,123,888)
Foreign currency transactions	(128,043)
Option written	(8,660)

(2,260,591)

Total realized and unrealized gain	1,261,536

Net Increase in Net Assets Resulting from Operations	$1,652,213

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2011	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2010

Operations:
Net investment income	$390,677	$592,701
Net realized gain	3,522,127	6,386,172
Net change in unrealized appreciation/depreciation	(2,260,591)	(1,260,690)

Net increase in net assets resulting from operations	1,652,213	5,718,183

Dividends to Shareholders From:
Net investment income:
Class I	—	(444,022)
Class III	—	(5,981)

Decrease in net assets resulting from dividends to shareholders	—	(450,003)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(4,836,170)	(9,219,276)

Net Assets:
Total decrease in net assets	(3,183,957)	(3,951,096)
Beginning of period	58,006,614	61,957,710

End of period	$54,822,657	$58,006,614

Undistributed (distributions in excess of) net investment income	$379,367	$(11,310)

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)		2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$14.17		$12.84	$9.69	$18.02	$13.29	$10.99

Net investment income[1]	0.10		0.13	0.11	0.13	0.14	0.13
Net realized and unrealized gain (loss)	0.31		1.31	3.34	(8.41)	4.76	2.29

Net increase (decrease) from investment operations	0.41		1.44	3.45	(8.28)	4.90	2.42

Dividends from net investment income	—		(0.11)	(0.30)	(0.05)	(0.17)	(0.12)

Net asset value, end of period	$14.58		$14.17	$12.84	$9.69	$18.02	$13.29

Total Investment Return:[2]
Based on net asset value	2.89%	[3]	11.23%	35.65%	(45.93)%	36.88%	22.01%

Ratios to Average Net Assets:
Total expenses	1.04%	[4]	1.05%	1.11%	0.99%	0.95%	0.96%

Total expenses after fees waived	1.04%	[4]	1.04%	1.11%	0.99%	0.95%	0.96%

Net investment income	1.39%	[4]	1.05%	1.02%	0.88%	0.90%	1.08%

Supplemental Data:
Net assets, end of period (000)	$53,642		$56,934	$61,030	$47,267	$115,961	$76,032

Portfolio turnover	65%		136%	218%	131%	64%	85%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Financial Highlights (concluded)

	Class III
	Six Months				Period June 23,
	Ended June 30,				2008[1] to		Year Ended
	2011		Year Ended December 31,		December 31,		December 31,
	(Unaudited)		2010	2009	2008		2007[2]		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$14.12		$12.80	$9.68	$15.76		$13.28		$11.00	$9.65

Net investment income[3]	0.10		0.10	0.06	0.02		0.11		0.12	0.10
Net realized and unrealized gain (loss)	0.30		1.30	3.36	(6.06)		4.76		2.28	1.38

Net increase (decrease) from investment operations	0.40		1.40	3.42	(6.04)		4.87		2.40	1.48

Dividends from net investment income	—		(0.08)	(0.30)	(0.04)		(0.14)		(0.12)	(0.13)

Net asset value, end of period	$14.52		$14.12	$12.80	$9.68		$18.01		$13.28	$11.00

Total Investment Return:[4]
Based on net asset value	2.83%	[5]	10.93%	35.38%	(38.29)%	[5]	36.66%		21.81%	15.29%

Ratios to Average Net Assets:
Total expenses	1.29%	[6]	1.29%	1.39%	1.36%	[6]	1.17%		1.07%	1.00%

Total expenses after fees waived	1.29%	[6]	1.29%	1.39%	1.36%	[6]	1.17%		1.07%	1.00%

Net investment income	1.17%	[6]	0.80%	0.48%	1.20%	[6]	0.69%		1.00%	1.24%

Supplemental Data:
Net assets, end of period (000)	$1,180		$1,072	$928	$132		$—	[2]	$2	$1

Portfolio turnover	65%		136%	218%	131%		64%		85%	117%

[1]	Recommencement of operations.

[2]	All shares were redeemed as of December 31, 2007.

[3]	Based on average shares outstanding.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Global Opportunities V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

On March 18, 2011, the Company’s Board of Directors (the “Board”) approved certain changes to the Fund. In particular, the Board approved certain changes to the Fund’s principal investment strategies. These changes are effective on October 1, 2011.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts and options written), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend and interest on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the period, the Fund accepted only cash collateral in connection with securities loaned.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as equity risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund does not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Fund purchasing or selling a security at a price different from the current market value.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of
June 30, 2011

	Asset Derivatives
	Statement of Assets and
	Liabilities Location	Value

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$48,685

	Liability Derivatives
	Statement of Assets and
	Liabilities Location	Value

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$94,207

The Effect of Derivative Financial Instruments in the
Statement of Operations
Six Months Ended June 30, 2011

	Net Realized Gain From
	Foreign Currency
	Transactions	Options

Foreign currency exchange contracts	$143,375	—

Equity contracts	—	$19,162

	Net Change in Unrealized
	Appreciation/Depreciation on
	Foreign Currency
	Transactions	Options

Foreign currency exchange contracts	$(118,924)	—

Equity contracts	—	$(8,660)

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

For the six months ended June 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:

Average number of contracts-US dollars purchased	11

Average number of contracts-US dollars sold	21

Average US dollar amounts purchased	$4,493,440

Average US dollar amounts sold	$3,467,452

Options:

Average number of option contracts written	197

Average notional value of option contracts written	$76,113

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at an annual rate of 0.75% from January 1, 2011 through May 31, 2011.

Effective June 1, 2011, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Investment
Advisory
Average Daily Net Assets	Fee

First $1 billion	0.75%

$1 billion—$3 billion	0.71%

$3 billion—$5 billion	0.68%

$5 billion—$10 billion	0.65%

Greater than $10 billion	0.64%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) as a percentage of net assets as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2011, the Fund reimbursed the Manager $315 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Company received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the six months ended June 30, 2011, BIM received $123 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

4.  Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2011, were $36,486,715 and $40,499,932, respectively.

Transactions in options written for the six months ended June 30, 2011, were as follows:

	Calls		Puts
	Option	Premiums	Option	Premiums
	Contracts	Received	Contracts	Received

Outstanding options, beginning of period	179	$7,852	394	$11,310

Options written	—	—	—	—

Options exercised	—	—	—	—

Options closed	—	—	—	—

Options expired	(179)	(7,852)	(394)	(11,310)

Outstanding options, end of period	—	—	—	—

5.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund pays a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the six months ended June 30, 2011.

6.  Capital Loss Carryforwards:

As of December 31, 2010, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2011	$6,428,142

2017	7,590,088

Total	$14,018,230

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

7.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the Schedule of Investments for concentrations in specific countries.

As of June 30, 2011, the Fund had the following industry classifications:

Percent of
Long-Term
Industry	Investments

Commercial Banks	12%

Oil, Gas and Consumable Fuels	12

Telecommunications	6

Metals & Mining	5

Other*	65

*	All other industries held were each less than 5% of long-term investments.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

8.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	59,472	$858,089

Shares redeemed	(399,311)	(5,770,975)

Net decrease	(339,839)	$(4,912,886)

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	238,732	$3,138,587

Shares issued to shareholders in reinvestment of dividends	31,424	444,022

Total issued	270,156	3,582,609

Shares redeemed	(1,005,664)	(12,846,795)

Net decrease	(735,508)	$(9,264,186)

Class III Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	16,695	$240,667

Shares redeemed	(11,312)	(163,951)

Net increase	5,383	$76,716

Class III Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	25,164	$321,800

Shares issued to shareholders in reinvestment of dividends	425	5,981

Total issued	25,589	327,781

Shares redeemed	(22,147)	(282,871)

Net increase	3,442	$44,910

9.  Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend in the following amounts per share on July 22, 2011 to shareholders of record on July 20, 2011:

Class I	$0.016967

Class III	$0.016967

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

June 30, 2011

Semi-Annual Report (Unaudited)

BlackRock Government Income V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Fund Summary as of June 30, 2011
Investment Objective

BlackRock Government Income V.I. Fund’s (the “Fund”) investment objective is to seek the highest possible current income consistent with the protection of capital.

On March 18, 2011, the Board of Directors (the “Board”) of BlackRock Variable Series Funds, Inc. approved a proposal to change the Fund’s investment objective to seek “to maximize total return, consistent with income generation and prudent investment management.” In addition, the Board approved a change in the name of the Fund to “BlackRock U.S. Government Bond V.I. Fund.” These changes are effective on October 1, 2011.
Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2011, the Fund underperformed its benchmark, a 50%/50% blend of the Barclays Capital Mortgage-Backed Securities Index and the BofA Merrill Lynch 10-Year Treasury Index.

What factors influenced performance?

•	Volatility initially increased in interest rate markets on signs of an economic recovery and anticipated changes in monetary policy, which drove US Treasury yields higher. However, increasing fears regarding the strength of the economic recovery and concern over the European peripheral sovereign debt crisis led to a move toward higher-quality holdings during the second quarter, and Treasury rates fell across the yield curve. Duration management and positioning within US Treasuries was the largest detractor from performance and modest exposure to commercial mortgage-backed securities (CMBS) detracted later in the period.

•	Conversely, the Fund’s overweight exposure to agency mortgage-backed securities (MBS) added to performance as the sector strengthened, benefiting from the aforementioned flight to quality. Security selection within the agency mortgage space, most notably our positioning within the coupon range and exposure to interest-only mortgages (IOs), also contributed positively to performance.

•	The Fund uses interest rate derivatives, including financial futures contracts, options, swaps and swaptions, mainly for the purpose of managing risks relating to portfolio duration and yield curve positioning. The Fund’s interest rate futures had a positive impact on performance during the period.

Describe recent portfolio activity.

•	During the six-month period, we continued to manage risk in the portfolio prudently given the economic backdrop. As such, we reduced exposure to non-agency MBS and increased exposure to US Treasuries, reducing our underweight versus the benchmark. We also tactically traded our agency mortgage position, with a focus on purchasing lower- and middle-coupon issues. Finally, we actively managed duration, moving from a short to a long duration bias.

Describe portfolio positioning at period end.

•	As of the end of the period, the Fund held modest exposure to non-government spread sectors. Within government-related sectors, the Fund was underweight in US Treasuries, agency debentures and FDIC-guaranteed paper. We currently hold an overweight to agency MBS given subdued pre-payment risks and an attractive carry (income) profile. Additionally, we expect the sector to benefit from strong investor demand, particularly as the global macroeconomic backdrop stabilizes. We continue to hold exposure outside the benchmark index to CMBS and will continue to manage risk in the portfolio. The Fund ended the quarter with a long duration relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests in fixed income securities issued or guaranteed by the US Treasury or US government agencies and by instrumentalities, including mortgage-backed securities issued or guaranteed by US Government sponsored enterprises.
[2]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance- related fees and expenses.
[3]	This composite index is comprised of the returns of the Barclays Capital Mortgage-Backed Securities Index (50%) and the BofA Merrill Lynch 10-Year Treasury Index (50%). The Barclays Capital Mortgage-Backed Securities Index is a widely recognized unmanaged index that includes the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria. The BofA Merrill Lynch 10-Year US Treasury Index is a widely recognized unmanaged one security index that consists of the current “on-the-run” 10-Year Treasury issue.
Performance Summary as of June 30, 2011

	Standardized	6-Month	Average Annual Total Returns
	30-Day Yield	Total Returns	1 Year	5 Years[5]	10 Years[5]

Class I Shares[4]	3.89%	1.66%	2.88%	4.98%	4.73%

50% Barclays Capital Mortgage-Backed Securities Index/50% BofA Merrill Lynch 10-Year Treasury Index	—	3.07	2.86	6.99	5.81

Barclays Capital Mortgage-Backed Securities Index	—	2.87	3.77	6.95	5.80

BofA Merrill Lynch 10-Year Treasury Index	—	3.26	1.88	6.93	5.73

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.
[5]	For a portion of the period, the Fund’s advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Benefit and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of the portfolio investments. Changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.
Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, swaps and options as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Fund Information as of June 30, 2011

Percent of
Portfolio Composition	Long-Term Investments

US Government Sponsored Agency Securities	77%
US Treasury Obligations	17
Corporate Bonds	4
Non-Agency Mortgage-Backed Securities	1
Foreign Agency Obligations	1

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2011 and held through June 30, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in com- paring the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Including Interest Expense
	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	January 1, 2011	June 30, 2011	During the Period[1]	January 1, 2011	June 30, 2011	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,016.60	$3.30	$1,000.00	$1,021.52	$3.31	0.66%

	Excluding Interest Expense

Class I	$1,000.00	$1,016.60	$3.25	$1,000.00	$1,021.57	$3.26	0.65%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund

Schedule of Investments June 30, 2011 (Unaudited)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value

Capital Markets — 1.1%
CDP Financial, Inc., 3.00%, 11/25/14 (a)	$1,295	$1,347,112
Credit Suisse AG, 2.60%, 5/27/16 (a)	245	244,417

		1,591,529

Commercial Banks — 5.6%
Bank Nederlandse Gemeenten, 1.75%, 10/06/15 (a)	1,690	1,673,735
Canadian Imperial Bank of Commerce, 2.75%, 1/27/16 (a)	785	803,173
DnB NOR Boligkreditt (a):
2.10%, 10/14/15	540	533,678
2.90%, 3/29/16	1,160	1,180,713
Eksportfinans ASA, 2.00%, 9/15/15	1,360	1,356,343
Royal Bank of Canada, 3.13%, 4/14/15 (a)	2,155	2,240,248
Sparebanken 1 Boligkreditt, 2.63%, 5/27/16 (a)	710	710,899

		8,498,789

Electric Utilities — 1.2%
Hydro-Quebec:
9.40%, 2/01/21	165	236,434
8.40%, 1/15/22	375	517,249
8.05%, 7/07/24	805	1,109,352

		1,863,035

Thrifts & Mortgage Finance — 0.6%
Cie de Financement Foncier, 2.50%, 9/16/15 (a)	700	693,453
Northern Rock Plc, 5.63%, 6/22/17 (a)	200	210,446

		903,899

Total Corporate Bonds — 8.5%		12,857,252

Foreign Agency Obligations

Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13	375	380,345
Landwirtschaftliche Rentenbank:
4.13%, 7/15/13	95	101,601
Series E, 5.25%, 7/02/12	320	335,514

Total Foreign Agency Obligations — 0.6%		817,460

US Government Sponsored
Agency Securities

Agency Obligations — 5.5%
Fannie Mae:
1.63%, 10/26/15	3,880	3,863,258
4.62%, 10/09/19 (b)	520	364,016
Freddie Mac:
1.13%, 12/15/11	3,740	3,756,834
3.53%, 9/30/19	430	431,666

		8,415,774

Collateralized Mortgage Obligations — 7.8%
Freddie Mac Mortgage-Backed Securities, Pass-Through Certificates, Series K013, Class A2, 3.97%, 1/25/21 (c)	2,920	2,954,784
Ginnie Mae Mortgage-Backed Securities, Class Z (c):
Series 2004-43, 4.50%, 6/16/44	4,439	3,831,359
Series 2004-45, 5.70%, 6/16/45	4,829	5,044,905

		11,831,048

Federal Deposit Insurance Corporation Guaranteed — 1.1%
General Electric Capital Corp.:
2.00%, 9/28/12	1,300	1,324,142
2.13%, 12/21/12	365	373,700

		1,697,842

Interest Only Collateralized Mortgage Obligations — 1.4%
Ginnie Mae Mortgage-Backed Securities (c):
Series 2002-83, Class IO, 0.56%, 10/16/42	29,514	248,879
Series 2003-17, Class IO, 0.60%, 3/16/43	46,412	628,375
Series 2003-109, Class IO, 0.56%, 11/16/43	25,362	318,670
Series 2004-9, Class IO, 0.52%, 3/16/34	12,602	233,259
Series 2004-77, Class IO, 0.46%, 9/16/44	35,616	630,614

		2,059,797

Mortgage-Backed Securities — 120.1%
Fannie Mae Mortgage-Backed Securities:
3.04%, 3/01/41 (c)	279	288,791
3.15%, 3/01/41 (c)	482	498,171
3.32%, 12/01/40 (c)	496	514,099
3.50%, 7/01/26—7/01/41 (d)	4,800	4,614,750
4.00%, 1/01/26—7/01/41 (d)	59,192	59,549,869
4.50%, 7/01/26—7/01/41 (d)	33,210	34,468,965
5.00%, 7/01/26—7/01/41 (d)	16,787	17,895,607
5.50%, 11/01/21—7/01/41 (d)	12,763	13,819,125
6.00%, 4/01/35—7/01/41 (d)	7,525	8,281,681
6.50%, 7/01/41 (d)	5,500	6,227,034
Freddie Mac Mortgage-Backed Securities:
3.06%, 2/01/41 (c)	491	507,773
4.00%, 5/01/26 (d)	8,049	8,196,656
4.50%, 4/01/41 (d)	9,094	9,407,334
5.00%, 7/01/41 (d)	6,555	6,963,374
5.50%, 7/01/41 (d)	1,600	1,728,250
8.00%, 7/01/30	144	171,252
Ginnie Mae Mortgage-Backed Securities:
4.00%, 7/01/41 (d)	3,300	3,361,360
4.50%, 7/01/41 (d)	2,100	2,216,155
5.50%, 1/15/34	3,157	3,495,306

		182,205,552

Total US Government Sponsored Agency Securities — 135.9%		206,210,013

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

LIBOR	London InterBank Offered Rate
TBA	To Be Announced
USD	US Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
US Treasury Obligations	(000)	Value

US Treasury Bonds:
8.13%, 5/15/21 (e)	$5	$7,140
8.13%, 8/15/21	2,985	4,272,281
6.25%, 8/15/23	4,610	5,848,218
4.38%, 5/15/41 (f)	10,415	10,398,753
US Treasury Notes:
0.50%, 5/31/13 (g)	7,205	7,212,601
0.75%, 6/15/14 (g)	835	834,021
1.75%, 5/31/16 (g)	2,580	2,584,025
1.50%, 6/30/16 (g)	3,395	3,353,615
2.38%, 5/31/18 (g)	1,405	1,397,540
2.63%, 8/15/20	620	600,141
3.13%, 5/15/21 (g)	11,905	11,871,547

Total US Treasury Obligations — 31.9%		48,379,882

Total Long-Term Investments (Cost — $266,836,000) — 176.9%		268,264,607

Options Purchased	Contracts

Exchange-Traded Call Options — 0.0%
10-Year U.S. Treasury Note, Strike Price USD 121.50, Expires 8/26/11	24	45,375

Exchange-Traded Put Options — 0.0%
10-Year U.S. Treasury Note, Strike Price USD 121.50, Expires 8/26/11	24	25,500
5-Year U.S. Treasury Note, Strike Price USD 116.00, Expires 8/26/11	30	5,859
5-Year U.S. Treasury Note, Strike Price USD 117.00, Expires 8/26/11	43	13,773
5-Year U.S. Treasury Note, Strike Price USD 119.00, Expires 8/26/11	9	7,664
Eurodollar 1-Year Mid-Curve Options, Strike Price USD 98.25, Expires 9/16/11	164	3,075
Eurodollar 1-Year Mid-Curve Options, Strike Price USD 98.50, Expires 9/16/11	106	4,638

		60,509

	Notional
	Amount
	(000)

Over-the-Counter Call Swaptions — 1.4%
Receive a fixed rate of 3.75% and pay a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Goldman Sachs Bank USA	$2,000	78,070
Receive a fixed rate of 3.12% and pay a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG	1,700	17,445
Receive a fixed rate of 3.54% and pay a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank NA	3,600	97,278
Receive a fixed rate of 3.63% and pay a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG	1,800	57,439
Receive a fixed rate of 1.76% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	4,900	68,472
Receive a fixed rate of 3.89% and pay a floating rate based on 3-month LIBOR, Expires 4/30/12, Broker Citibank NA	1,100	49,702
Receive a fixed rate of 3.86% and pay a floating rate based on 3-month LIBOR, Expires 5/02/12, Broker Credit Suisse International	1,600	69,318
Receive a fixed rate of 3.84% and pay a floating rate based on 3-month LIBOR, Expires 5/03/12, Broker Morgan Stanley Capital Services, Inc.	2,200	92,597
Receive a fixed rate of 3.86% and pay a floating rate based on 3-month LIBOR, Expires 5/03/12, Broker Bank of New York Mellon	1,400	60,366
Receive a fixed rate of 3.80% and pay a floating rate based on 3-month LIBOR, Expires 5/04/12, Broker Bank of New York Mellon	1,400	56,446
Receive a fixed rate of 4.39% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank NA	1,400	104,792
Receive a fixed rate of 3.15% and pay a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Deutsche Bank AG	600	9,530
Receive a fixed rate of 3.52% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Bank of America NA	2,000	55,606
Receive a fixed rate of 3.66% and pay a floating rate based on 3-month LIBOR, Expires 6/29/12, Broker Bank of New York Mellon	800	26,870
Receive a fixed rate of 3.89% and pay a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA	2,500	109,878
Receive a fixed rate of 3.93% and pay a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker Goldman Sachs Bank USA	2,500	114,534
Receive a fixed rate of 3.70% and pay a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International	3,300	115,826
Receive a fixed rate of 3.30% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker JPMorgan Chase Bank NA	2,200	45,310
Receive a fixed rate of 3.46% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG	3,100	78,600
Receive a fixed rate of 4.25% and pay a floating rate based on 3-month LIBOR, Expires 1/14/13, Broker Morgan Stanley Capital Services, Inc.	2,000	115,515
Receive a fixed rate of 3.99% and pay a floating rate based on 3-month LIBOR, Expires 6/03/13, Broker Goldman Sachs Bank USA	2,400	103,467
Receive a fixed rate of 3.88% and pay a floating rate based on 3-month LIBOR, Expires 10/28/13, Broker Deutsche Bank AG	1,200	45,183
Receive a fixed rate of 4.49% and pay a floating rate based on 3-month LIBOR, Expires 5/20/14, Broker Morgan Stanley Capital Services, Inc.	200	11,701
Receive a fixed rate of 5.20% and pay a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank NA	5,500	465,914

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Notional
	Amount
Options Purchased	(000)	Value

Over-the-Counter Call Swaptions (concluded)

Receive a fixed rate of 4.76% and pay a floating rate based on 3-month LIBOR, Expires 5/17/16, Broker Goldman Sachs Bank USA	$800	$49,943

		2,099,802

Over-the-Counter Put Swaptions — 1.3%
Pay a fixed rate of 2.55% and receive a floating rate based on 3-month LIBOR, Expires 8/19/11, Broker Credit Suisse International	5,100	7,836
Pay a fixed rate of 3.75% and receive a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Goldman Sachs Bank USA	2,000	13,227
Pay a fixed rate of 2.30% and receive a floating rate based on 3-month LIBOR, Expires 10/13/11, Broker BNP Paribas SA	4,000	36,663
Pay a fixed rate of 3.12% and receive a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG	1,700	64,977
Pay a fixed rate of 3.54% and receive a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank NA	3,600	77,093
Pay a fixed rate of 3.63% and receive a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG	1,800	32,667
Pay a fixed rate of 1.76% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	4,900	6,543
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	2,300	954
Pay a fixed rate of 3.89% and receive a floating rate based on 3-month LIBOR, Expires 4/30/12, Broker Citibank NA	1,100	28,867
Pay a fixed rate of 3.86% and receive a floating rate based on 3-month LIBOR, Expires 5/02/12, Broker Credit Suisse International	1,600	44,132
Pay a fixed rate of 3.84% and receive a floating rate based on 3-month LIBOR, Expires 5/03/12, Broker Morgan Stanley Capital Services, Inc.	2,200	62,800
Pay a fixed rate of 3.86% and receive a floating rate based on 3-month LIBOR, Expires 5/03/12, Broker Bank of New York Mellon	1,400	39,013
Pay a fixed rate of 3.80% and receive a floating rate based on 3-month LIBOR, Expires 5/04/12, Broker Bank of New York Mellon	1,400	41,797
Pay a fixed rate of 4.39% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank NA	1,400	20,002
Pay a fixed rate of 3.52% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Bank of America NA	2,000	92,758
Pay a fixed rate of 3.66% and receive a floating rate based on 3-month LIBOR, Expires 6/29/12, Broker Bank of New York Mellon	800	33,083
Pay a fixed rate of 3.89% and receive a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA	2,500	83,654
Pay a fixed rate of 3.93% and receive a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker Goldman Sachs Bank USA	2,500	81,813
Pay a fixed rate of 3.70% and receive a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International	3,300	142,314
Pay a fixed rate of 3.30% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker JPMorgan Chase Bank NA	2,200	155,707
Pay a fixed rate of 3.46% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG	3,100	193,839
Pay a fixed rate of 4.25% and receive a floating rate based on 3-month LIBOR, Expires 1/14/13, Broker Morgan Stanley Capital Services, Inc.	2,000	74,481
Pay a fixed rate of 3.99% and receive a floating rate based on 3-month LIBOR, Expires 6/03/13, Broker Goldman Sachs Bank USA	2,400	138,450
Pay a fixed rate of 3.88% and receive a floating rate based on 3-month LIBOR, Expires 10/28/13, Broker Deutsche Bank AG	1,200	87,910
Pay a fixed rate of 4.49% and receive a floating rate based on 3-month LIBOR, Expires 5/20/14, Broker Morgan Stanley Capital Services, Inc.	200	12,182
Pay a fixed rate of 5.20% and receive a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank NA	5,500	281,675
Pay a fixed rate of 4.76% and receive a floating rate based on 3-month LIBOR, Expires 5/17/16, Broker Goldman Sachs Bank USA	800	58,958

		1,913,395

Total Options Purchased (Cost — $4,743,302) — 2.7%		4,119,081

Total Investments Before TBA Sale Commitments and Options Written (Cost — $271,579,302*) — 179.6%		272,383,688

	Par
TBA Sale Commitments (d)	(000)

Fannie Mae Mortgage-Backed Securities:
3.50%, 7/01/26—7/01/41	2,400	(2,295,000)
4.00%, 6/01/26—7/01/41	41,400	(41,632,747)
4.50%, 7/01/26—7/01/41	27,100	(28,035,790)
5.00%, 7/01/26—7/01/41	200	(212,500)
5.50%, 7/01/41	4,521	(4,888,116)
Freddie Mac Mortgage-Backed Securities:
4.00%, 7/01/26—7/01/41	3,300	(3,434,578)
4.50%, 7/01/41	6,000	(6,197,814)
5.00%, 7/01/41	2,900	(3,076,720)

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
TBA Sale Commitments (d)	(000)	Value

Ginnie Mae Mortgage-Backed Securities, 5.50%, 6/01/41—7/01/41	$3,100	$(3,410,967)

Total TBA Sale Commitments (Proceeds — $93,824,332) — (61.4)%		(93,184,232)

Options Written	Contracts

Exchange-Traded Call Options — (0.0)%
10-Year US Treasury Note, Strike Price USD 125.00, Expires 8/26/11	81	(34,172)
30-Year US Treasury Bond, Strike Price USD 124.00, Expires 8/26/11	15	(24,844)

		(59,016)

Exchange-Traded Put Options — (0.1)%
10-Year US Treasury Note, Strike Price USD 117.00, Expires 8/26/11	81	(18,984)
30-Year US Treasury Bond, Strike Price USD 124.00, Expires 8/26/11	15	(39,375)
Eurodollar 1-Year Mid-Curve Options:
Strike Price USD 97.75, Expires 9/16/11	164	(1,025)
Strike Price USD 98.00, Expires 9/16/11	106	(663)

		(60,047)

	Notional
	Amount
Options Written	(000)

Over-the-Counter Call Swaptions — (2.4)%
Pay a fixed rate of 4.49% and receive a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker Deutsche Bank AG	$2,600	(237,390)
Pay a fixed rate of 3.85% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG	800	(35,989)
Pay a fixed rate of 3.00% and receive a floating rate based on 3-month LIBOR, Expires 12/29/11, Broker UBS AG	1,000	(9,037)
Pay a fixed rate of 4.02% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG	1,800	(97,678)
Pay a fixed rate of 2.08% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA	4,300	(83,782)
Pay a fixed rate of 3.90% and receive a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG	2,800	(129,254)
Pay a fixed rate of 4.02% and receive a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG	1,100	(58,145)
Pay a fixed rate of 4.03% and receive a floating rate based on 3-month LIBOR, Expires 4/16/12, Broker UBS AG	1,000	(53,264)
Pay a fixed rate of 4.03% and receive a floating rate based on 3-month LIBOR, Expires 4/16/12, Broker UBS AG	2,100	(112,369)
Pay a fixed rate of 3.95% and receive a floating rate based on 3-month LIBOR, Expires 4/19/12, Broker Deutsche Bank AG	800	(38,574)
Pay a fixed rate of 3.98% and receive a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Deutsche Bank AG	1,900	(94,782)
Pay a fixed rate of 3.98% and receive a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Citibank NA	800	(39,908)
Pay a fixed rate of 3.96% and receive a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Deutsche Bank AG	1,200	(58,625)
Pay a fixed rate of 3.93% and receive a floating rate based on 3-month LIBOR, Expires 4/27/12, Broker Deutsche Bank AG	3,300	(155,019)
Pay a fixed rate of 3.93% and receive a floating rate based on 3-month LIBOR, Expires 4/27/12, Broker UBS AG	2,700	(126,833)
Pay a fixed rate of 3.72% and receive a floating rate based on 3-month LIBOR, Expires 5/14/12, Broker Deutsche Bank AG	800	(29,051)
Pay a fixed rate of 3.75% and receive a floating rate based on 3-month LIBOR, Expires 5/14/12, Broker Goldman Sachs Bank USA	1,000	(37,968)
Pay a fixed rate of 3.79% and receive a floating rate based on 3-month LIBOR, Expires 5/21/12, Broker Deutsche Bank AG	600	(23,911)
Pay a fixed rate of 3.57% and receive a floating rate based on 3-month LIBOR, Expires 6/01/12, Broker Goldman Sachs Bank USA	3,300	(97,545)
Pay a fixed rate of 2.65% and receive a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Deutsche Bank AG	600	(3,696)
Pay a fixed rate of 2.90% and receive a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Deutsche Bank AG	600	(6,099)
Pay a fixed rate of 4.05% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Deutsche Bank AG	2,100	(111,311)
Pay a fixed rate of 3.76% and receive a floating rate based on 3-month LIBOR, Expires 7/23/12, Broker JPMorgan Chase Bank NA	2,500	(94,606)
Pay a fixed rate of 3.83% and receive a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker Citibank NA	900	(36,861)
Pay a fixed rate of 3.77% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG	1,800	(66,077)
Pay a fixed rate of 3.86% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG	2,600	(104,419)
Pay a fixed rate of 5.01% and receive a floating rate based on 3-month LIBOR, Expires 1/07/13, Broker Deutsche Bank AG	3,400	(349,904)
Pay a fixed rate of 4.52% and receive a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG	1,200	(84,698)
Pay a fixed rate of 4.90% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG	3,000	(277,761)

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Notional
	Amount
Options Written	(000)	Value

Over-the-Counter Call Swaptions (concluded)

Pay a fixed rate of 5.00% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank NA	$3,600	$(348,331)
Pay a fixed rate of 3.26% and receive a floating rate based on 3-month LIBOR, Expires 6/10/13, Broker Goldman Sachs Bank USA	3,300	(75,072)
Pay a fixed rate of 5.07% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Deutsche Bank AG	1,800	(160,484)
Pay a fixed rate of 5.11% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Citibank NA	2,000	(182,130)
Pay a fixed rate of 3.88% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker JPMorgan Chase Bank	2,000	(59,072)
Pay a fixed rate of 4.89% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker Deutsche Bank AG	1,900	(138,633)

		(3,618,278)

Over-the-Counter Put Swaptions — (1.2)%
Receive a fixed rate of 2.15% and pay a floating rate based on 3-month LIBOR, Expires 8/26/11, Broker Citibank NA	1,000	(7,370)
Receive a fixed rate of 4.10% and pay a floating rate based on 3-month LIBOR, Expires 11/2/11, Broker Goldman Sachs Bank USA	4,800	(22,448)
Receive a fixed rate of 4.10% and pay a floating rate based on 3-month LIBOR, Expires 11/14/11, Broker UBS AG	4,800	(26,771)
Receive a fixed rate of 4.49% and pay a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker Deutsche Bank AG	2,600	(7,957)
Receive a fixed rate of 3.85% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG	800	(10,261)
Receive a fixed rate of 4.00% and pay a floating rate based on 3-month LIBOR, Expires 12/29/11, Broker UBS AG	1,000	(11,316)
Receive a fixed rate of 4.02% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG	1,800	(25,382)
Receive a fixed rate of 2.08% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA	4,300	(4,054)
Receive a fixed rate of 3.90% and pay a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG	2,800	(60,886)
Receive a fixed rate of 4.02% and pay a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG	1,100	(20,989)
Receive a fixed rate of 4.03% and pay a floating rate based on 3-month LIBOR, Expires 4/16/12, Broker UBS AG	1,000	(20,685)
Receive a fixed rate of 4.03% and pay a floating rate based on 3-month LIBOR, Expires 4/16/12, Broker UBS AG	2,100	(43,199)
Receive a fixed rate of 3.95% and pay a floating rate based on 3-month LIBOR, Expires 4/19/12, Broker Deutsche Bank AG	800	(18,822)
Receive a fixed rate of 3.98% and pay a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Citibank NA	800	(18,178)
Receive a fixed rate of 3.98% and pay a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Deutsche Bank AG	1,900	(43,172)
Receive a fixed rate of 3.96% and pay a floating rate based on 3-month LIBOR, Expires 4/23/12, Broker Deutsche Bank AG	1,200	(28,196)
Receive a fixed rate of 3.93% and pay a floating rate based on 3-month LIBOR, Expires 4/27/12, Broker Deutsche Bank AG	3,300	(82,329)
Receive a fixed rate of 3.93% and pay a floating rate based on 3-month LIBOR, Expires 4/27/12, Broker UBS AG	2,700	(67,360)
Receive a fixed rate of 3.72% and pay a floating rate based on 3-month LIBOR, Expires 5/14/12, Broker Deutsche Bank AG	800	(27,129)
Receive a fixed rate of 3.75% and pay a floating rate based on 3-month LIBOR, Expires 5/14/12, Broker Goldman Sachs Bank USA	1,000	(32,579)
Receive a fixed rate of 3.79% and pay a floating rate based on 3-month LIBOR, Expires 5/21/12, Broker Deutsche Bank AG	600	(19,112)
Receive a fixed rate of 3.57% and pay a floating rate based on 3-month LIBOR, Expires 6/01/12, Broker Goldman Sachs Bank USA	3,300	(140,001)
Receive a fixed rate of 4.05% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Deutsche Bank AG	2,100	(54,774)
Receive a fixed rate of 3.76% and pay a floating rate based on 3-month LIBOR, Expires 7/23/12, Broker JPMorgan Chase Bank NA	2,500	(98,819)
Receive a fixed rate of 3.83% and pay a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker Citibank NA	900	(33,747)
Receive a fixed rate of 3.77% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG	1,800	(91,483)
Receive a fixed rate of 3.86% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG	2,600	(123,180)
Receive a fixed rate of 5.01% and pay a floating rate based on 3-month LIBOR, Expires 1/07/13, Broker Deutsche Bank AG	3,400	(62,606)
Receive a fixed rate of 4.52% and pay a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG	1,200	(39,249)
Receive a fixed rate of 4.90% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG	3,000	(71,405)
Receive a fixed rate of 5.00% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank NA	3,600	(87,908)

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Notional
	Amount
Options Written	(000)	Value

Over-the-Counter Put Swaptions (continued)

Receive a fixed rate of 3.26% and pay a floating rate based on 3-month LIBOR, Expires 6/10/13, Broker Goldman Sachs Bank USA	$3,300	$(110,232)
Receive a fixed rate of 5.07% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Deutsche Bank AG	1,800	(68,433)
Receive a fixed rate of 5.11% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Citibank NA	2,000	(74,292)
Receive a fixed rate of 3.88% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker JPMorgan Chase Bank	2,000	(76,976)
Receive a fixed rate of 4.89% and pay a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker Deutsche Bank AG	1,900	(106,003)

		(1,837,303)

Total Options Written (Premiums Received — $5,985,345) — (3.7)%		(5,574,644)

Total Investments, Net of TBA Sale Commitments and Options Written — 114.5%		173,624,812
Liabilities in Excess of Other Assets — (14.5)%		(21,930,129)

Net Assets — 100.0%		$151,694,683

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$271,583,505

Gross unrealized appreciation	$3,621,003
Gross unrealized depreciation	(2,820,820)

Net unrealized appreciation	$800,183

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Represents or includes a to-be-announced TBA. Unsettled TBA transactions as of report date were as follows:

		Unrealized
		Appreciation
Counterparty	Value	(Depreciation)

Banc of America Securities	$1,220,634	$260,208
Barclays Capital, Inc	$(517,266)	$2,149
Citigroup Global Markets, Inc.	$13,910,969	$(24,070)
Credit Suisse Securities LLC	$(15,168,808)	$67,661
Goldman Sachs & Co.	$6,885,879	$(35,652)
Greenwich Capital Markets	$—	$1,172
JPMorgan Securities, Inc.	$1,103,035	$28,660
Morgan Stanley & Co., Inc.	$1,379,874	$(119,564)
Post Allocations	$4,888,116	$(28,255)
UBS Securities	$2,574,749	$1,874
Wells Fargo Bank, NA	$7,347,279	$49,470

(e)	All or a portion of the security has been pledged as collateral in connection with swaps.

(f)	All or a portion of the security has been pledged as collateral in connection with open financial futures contracts.

(g)	All or a portion of the security has been pledged as collateral in connection with open reverse repurchase agreements.

•	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares		Shares
	Held at		Held at
	December 31,	Net	June 30,
Affiliate	2010,	Activity	2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	10,842,723	(10,842,723)	—	$7,511

•	Reverse repurchase agreements outstanding as of June 30, 2011 were as follows:

	Interest	Trade	Maturity	Net Closing	Face
Counterparty	Rate	Date	Date	Amount	Amount

Barclays Capital, Inc.	0.02%	6/30/11	7/05/11	$7,214,026	$7,214,006
BNP Paribas Securities Corp.	(0.40)%	6/30/11	7/01/11	834,991	835,000
Credit Suisse Securities (USA) LLC	0.01%	6/30/11	7/01/11	12,985,660	12,985,656
Deutsche Bank AG	0.03%	6/30/11	7/01/11	3,369,540	3,369,538
Deutsche Bank AG	(0.08)%	6/30/11	7/01/11	2,599,344	2,599,350
Deutsche Bank AG	0.60%	6/20/11	Open	321,359	321,300
Merrill Lynch & Co., Inc.	(0.07)%	6/30/11	7/01/11	1,408,510	1,408,513

Total				$28,733,430	$28,733,363

•	Financial futures contracts purchased as of June 30, 2011 were as follows:

					Unrealized
				Notional	Appreciation
Contracts	Issue	Exchange	Expiration	Value	(Depreciation)

188	2-Year US Treasury Note	Chicago Board of Trade	September 2011	$41,248,374	$(11,749)
196	5-Year US Treasury Note	Chicago Board of Trade	September 2011	$23,518,699	(156,417)
13	90 Day Euro Dollar	Chicago Mercantile	March 2012	$3,220,511	13,727
21	90 Day Euro Dollar	Chicago Mercantile	June 2012	$5,209,464	8,249
29	90 Day Euro Dollar	Chicago Mercantile	September 2012	$7,132,717	57,833
29	90 Day Euro Dollar	Chicago Mercantile	December 2012	$7,179,041	(6,616)

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund

Schedule of Investments (continued)

Financial futures contracts purchased as of June 30, 2011 were as follows (concluded):

					Unrealized
				Notional	Appreciation
Contracts	Issue	Exchange	Expiration	Value	(Depreciation)

16	90 Day Euro Dollar	Chicago Mercantile	March 2013	$3,913,282	$33,919
24	90 Day Euro Dollar	Chicago Mercantile	June 2013	$5,893,167	11,733
27	90 Day Euro Dollar	Chicago Mercantile	September 2013	$6,567,935	57,526
25	90 Day Euro Dollar	Chicago Mercantile	December 2013	$6,061,888	55,924
2	90 Day Euro Dollar	Chicago Mercantile	March 2014	$485,756	2,394

Total					$66,523

•	Financial futures contracts sold as of June 30, 2011 were as follows:

					Unrealized
				Notional	Appreciation
Contracts	Issue	Exchange	Expiration	Value	(Depreciation)

138	5-Year US Treasury Bond	Chicago Board of Trade	September 2011	$16,641,675	$192,722
76	10-Year US Treasury Note	Chicago Board of Trade	September 2011	$9,339,919	42,982
55	30-Year US Treasury Note	Chicago Board of Trade	September 2011	$6,852,370	85,652
8	90 Day Euro Dollar	Chicago Mercantile	September 2011	$1,988,028	(5,072)
57	Ultra Long Term US Treasury Bond	Chicago Board of Trade	September 2011	$7,359,325	163,075
81	90 Day Euro Dollar	Chicago Mercantile	December 2011	$20,111,851	(53,099)

Total					$426,260

•	Interest rate swaps outstanding as of June 30, 2011 were as follows:

				Notional	Unrealized
Fixed	Floating		Expiration	Amount	Appreciation
Rate	Rate	Counterparty	Date	(000)	(Depreciation)

0.83% (1)	3-month LIBOR	Goldman Sachs International	3/15/13	$2,000	$(4,911)
0.65% (1)	3-month LIBOR	JPMorgan Chase & Co.	6/22/13	$5,500	3,905
0.65% (1)	3-month LIBOR	UBS AG	6/22/13	$4,400	3,021
0.67% (1)	3-month LIBOR	Bank of America NA	6/29/13	$2,400	785
0.71% (1)	3-month LIBOR	Citibank NA	7/01/13	$8,300	(4,042)
0.72% (1)	3-month LIBOR	Deutsche Bank AG	7/01/13	$8,800	(2,974)
1.33% (2)	3-month LIBOR	Deutsche Bank AG	7/12/13	$1,900	24,043
2.36% (2)	3-month LIBOR	Citibank NA	12/20/15	$2,200	54,035
2.43% (1)	3-month LIBOR	Deutsche Bank AG	2/24/16	$800	(20,170)
2.15% (2)	3-month LIBOR	Deutsche Bank AG	4/28/16	$1,000	14,819
2.31% (2)	3-month LIBOR	Credit Suisse Securities LLC	8/23/16	$1,600	14,261
2.58% (2)	3-month LIBOR	Bank of America NA	7/01/18	$5,100	(27,062)
2.74% (1)	3-month LIBOR	Citibank NA	9/21/20	$400	13,279
2.50% (2)	3-month LIBOR	Deutsche Bank AG	9/30/20	$500	$(26,567)
2.57% (2)	3-month LIBOR	Deutsche Bank AG	10/19/20	$500	(24,040)
3.15% (1)	3-month LIBOR	Deutsche Bank AG	12/07/20	$10,000	(4,484)
3.43% (2)	3-month LIBOR	JPMorgan Chase & Co.	3/28/21	$1,800	113,185
4.22% (2)	3-month LIBOR	Credit Suisse Securities LLC	5/04/21	$3,300	162,118
3.38% (2)	3-month LIBOR	Deutsche Bank AG	5/04/21	$1,200	14,540
3.39% (1)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	5/04/21	$500	(6,450)
3.27% (1)	3-month LIBOR	Deutsche Bank AG	5/16/21	$2,920	(6,434)
3.11% (2)	3-month LIBOR	Goldman Sachs International	6/06/21	$600	(7,347)
3.11% (2)	3-month LIBOR	Deutsche Bank AG	6/08/21	$2,500	(31,796)
3.06% (2)	3-month LIBOR	Citibank NA	6/15/21	$100	(1,692)
3.08% (2)	3-month LIBOR	Citibank NA	6/15/21	$2,300	(34,069)
3.07% (2)	3-month LIBOR	Deutsche Bank AG	6/20/21	$1,800	(30,074)
3.25% (1)	3-month LIBOR	Credit Suisse Securities LLC	7/05/21	$1,000	1,187
6.50% (1)	3-month LIBOR	JPMorgan Chase & Co.	1/12/38	$48	(297)
4.34% (1)	3-month LIBOR	Citibank NA	4/14/41	$400	(19,162)
4.35% (1)	3-month LIBOR	Deutsche Bank AG	4/14/41	$200	(10,088)
4.10% (1)	3-month LIBOR	Deutsche Bank AG	7/05/41	$300	945

Total					$158,464

(1)	Pays fixed interest rate and receives floating rate.

(2)	Pays floating interest rate and receives fixed rate.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial reporting purposes as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund

Schedule of Investments (concluded)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1]	—	$268,264,607	—	$268,264,607
Liabilities:
Investments:
TBA Sale Commitments	—	(93,184,232)	—	(93,184,232)

Total	—	$175,080,375		$175,080,375

[1]	See above Schedule of Investments for values in each security type.

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$831,620	$4,433,320	—	$5,264,940
Liabilities:
Interest rate contracts	(352,016)	(5,717,240)	—	(6,069,256)

Total	$479,604	$(1,283,920)	—	$(804,316)

[2]	Derivative financial instruments are swaps, financial futures contracts and options. Financial futures contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Statement of Assets and Liabilities June 30, 2011 (Unaudited)

Assets:
Investments at value—unaffiliated (cost—$271,579,302)	$272,383,688
Unrealized appreciation on swaps	420,123
TBA sale commitments receivable	93,824,332
Cash pledged as collateral for swap contracts	1,395,000
Investments sold receivable	81,710,891
Interest receivable	951,718
Swaps premiums paid	118,972
Swaps receivable	108,569
Variation margin receivable	68,871
Principal paydown receivable	21,883
Prepaid expenses	4,484
Other assets	105,325

Total assets	451,113,856

Liabilities:
Unrealized depreciation on swaps	261,659
Bank overdraft	2,981,101
Investments purchased payable	167,056,672
TBA sale commitments at value (proceeds—$93,824,332)	93,184,232
Reverse repurchase agreements	28,733,363
Options written at value (premium received—$5,985,345)	5,574,644
Capital shares redeemed payable	520,737
Income dividends payable	437,934
Swaps premiums received	86,822
Swaps payable	64,393
Investment advisory fees payable	64,183
Other affiliates payable	1,176
Officer’s and Directors’ fees payable	415
Other accrued expenses payable	77,616
Other liabilities payable	374,226

Total liabilities	299,419,173

Net Assets	$151,694,683

Net Assets Consist of:
Paid-in capital	$153,975,582
Undistributed net investment income	822,661
Accumulated net realized loss	(5,609,994)
Net unrealized appreciation/depreciation	2,506,434

Net Assets	$151,694,683

Net Asset Value:
Class I—Based on net assets of $151,694,683 and 14,512,669 shares outstanding, 300 million shares authorized, $0.10 par value	$10.45

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Statement of Operations Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Interest	$3,103,951
Dividends—affiliated	7,511

Total income	3,111,462

Expenses:
Investment advisory	418,356
Custodian	42,870
Accounting services	27,116
Professional	22,441
Printing	10,790
Officer and Directors	8,704
Transfer agent	2,464
Miscellaneous	15,430

Total expenses excluding interest expense	548,171
Interest expense	3,022

Total expenses	551,193
Less fees waived by advisor	(3,978)

Total expenses after fees waived	547,215

Net investment income	2,564,247

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	1,605,686
Financial futures contracts	(860,057)
Swaps	(1,567,522)
Options written	536,359
Borrowed bonds	(1,846)
Foreign currency transactions	43,343

(244,037)

Net change in unrealized appreciation/depreciation on:
Investments	(1,342,865)
Financial futures contracts	621,852
Swaps	531,723
Options written	623,191

433,901

Total realized and unrealized gain	189,864

Net Increase in Net Assets Resulting from Operations	$2,754,111

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2011	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2010

Operations:
Net investment income	$2,564,247	$7,796,197
Net realized gain (loss)	(244,037)	8,352,593
Net change in unrealized appreciation/depreciation	433,901	1,845,885

Net increase in net assets resulting from operations	2,754,111	17,994,675

Dividends to Shareholders From:
Net investment income	(2,784,503)	(8,121,526)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(40,591,443)	(40,137,616)

Net Assets:
Total decrease in net assets	(40,621,835)	(30,264,467)
Beginning of period	192,316,518	222,580,985

End of period	$151,694,683	$192,316,518

Undistributed net investment income	$822,661	$1,042,917

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Financial Highlights

	Six Months Ended		Class I
	June 30, 2011		Year Ended December 31,
	(Unaudited)		2010		2009		2008		2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.45		$9.99		$10.81		$10.32		$10.43	$10.50

Net investment income[1]	0.15		0.39		0.41		0.37		0.47	0.46
Net realized and unrealized gain (loss)	0.02		0.46		(0.59)		0.41		(0.07)	(0.06)

Net increase (decrease) from investment operations	0.17		0.85		(0.18)		0.78		0.40	0.40

Dividends and distributions from:
Net investment income	(0.17)		(0.39)		(0.39)		(0.27)		(0.44)	(0.47)
Net realized gain	—		—		(0.25)		(0.02)		(0.07)	—

Total dividends and distributions	(0.17)		(0.39)		(0.64)		(0.29)		(0.51)	(0.47)

Net asset value, end of period	$10.45		$10.45		$9.99		$10.81		$10.32	$10.43

Total Investment Return: [2]
Based on net asset value	1.66%	[3]	8.67%		(1.64)%		7.69%		4.06%	3.91%

Ratios to Average Net Assets:
Total expenses	0.66%	[4]	0.75%		0.66%		0.87%		0.91%	0.58%

Total expenses after fees waived	0.66%	[4]	0.75%		0.65%		0.86%		0.91%	0.58%

Total expenses after fees waived and excluding interest expense	0.65%	[4]	0.63%		0.61%		0.61%		0.63%	0.58%

Net investment income	3.75%	[4]	3.68%		3.90%		3.58%		4.70%	4.43%

Supplemental Data:
Net assets, end of period (000)	$151,695		$192,317		$222,581		$239,024		$238,557	$325,861

Portfolio turnover	1,691%	[5]	3,289%	[6]	2,909%	[7]	5,353%	[8]	2,305%	448%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the insurance - related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have 1,242%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have 2,400%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have 2,227%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have 4,916%.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Fund, Inc.
BlackRock Government Income V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Government Income V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

On March 18, 2011, the Company’s Board approved a proposal to change the Fund’s investment objective to seek “to maximize total return, consistent with income generation and prudent investment management.” In addition, the Board approved a change in the name of the Fund to “BlackRock U.S. Government Bond V.I. Fund.” These changes are effective October 1, 2011.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Borrowed Bond Agreements: The Fund may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Fund, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Fund may enter into treasury roll transactions. In a treasury roll transaction, the Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Fund receives cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Fund and the counterparty over the term of the borrowing. The Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Fund. If the interest expense exceeds the income earned, the Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement (interest rate risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Interest rate swaps—The Fund enters into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•	Total return swaps—The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2011

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and		Assets and
	Liabilities		Liabilities
	Location	Value	Location	Value

Interest rate contracts	Net unrealized appreciation/ depreciation*; Unrealized appreciation on swaps; investments at value — unaffiliated**	$5,264,940	Net unrealized appreciation/depreciation*; Unrealized depreciation on swaps; Options written at value	$6.069,256

*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the
Statement of Operations
Six Months Ended June 30, 2011

	Net Realized Gain (Loss) from
	Financial
	Futures
	Contracts	Swaps	Options***

Interest rate contracts	$(860,057)	$(1,567,522)	$134,330

	Net Change in UnrealizedAppreciation/Depreciation on
	Financial
	Futures
	Contracts	Swaps	Options***

Interest rate contracts	$621,852	$531,723	$(91,713)

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended June 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:

Average number of contracts purchased	701

Average number of contracts sold	550

Average notional value of contracts purchased	$120,926,461

Average notional value of contracts sold	$78,051,324

Options:

Average number of option contracts purchased	381

Average number of option contracts written	438

Average notional value of option contracts purchased	$802,750

Average notional value of option contracts written	$859,750

Average number of swaption contracts purchased	45

Average number of swaption contracts written	59

Average notional value of swaption contracts purchased	$112,750,000

Average notional value of swaption contracts written	$127,150,000

Interest rate swaps:

Average number of contracts-pays fixed rate	18

Average number of contracts-receives fixed rate	14

Average notional value-pays fixed rate	$59,460,000

Average notional value-receives fixed rate	$24,700,000

Total return swaps:

Average number of contracts	4

Average notional value	$3,354,859

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at an annual rate of 0.50% from January 1, 2011 through May 31, 2011.

Effective June 1, 2011, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

average daily net assets at the following annual rates:

Investment
Advisory
Average Daily Net Assets	Fee

First $1 billion	0.50%

$1 billion—$3 billion	0.47

$3 billion—$5 billion	0.45

$5 billion—$10 billion	0.44

Greater than $10 billion	0.43

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) as a percentage of net assets to 1.25% for Class I Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2011, the Fund reimbursed the Manager $1,031 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the BlackRock.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2011, were $3,047,416,496 and $3,078,473,936, respectively.

Purchases and sales of US government securities for the Fund for the six months ended June 30, 2011, were $390,311,934 and $399,804,011, respectively.

For the six months ended June 30, 2011, purchases and sales of mortgage dollar rolls were $912,887,293 and $913,523,188, respectively.

Transactions in options written for the period ended June 30, 2011, were as follows:

	Calls
		Swaptions
		Notional
	Options	Amount	Premiums
	Contracts	(000)	Received

Outstanding options, beginning of period	32	$45,100	$2,233,505

Options written	525	44,500	1,810,211

Options closed	(249)	(9,200)	(413,662)

Options expired	(212)	(13,200)	(694,726)

Outstanding options, end of period	96	$67,200	$2,925,328

	Puts
		Swaptions
		Notional
	Options	Amount	Premiums
	Contracts	(000)	Received

Outstanding options, beginning of period	32	$64,000	$2,523,698

Options written	666	60,100	1,957,054

Options closed	(63)	(19,100)	(360,006)

Options expired	(269)	(28,400)	(1,060,729)

Outstanding options, end of period	366	$76,600	$3,060,017

5.  Capital Loss Carryforwards:

As of December 31, 2010, the Fund had capital loss carryforwards in the amount of $2,306,097 available to offset future realized gains, which expire December 31, 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund pays a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the six months ended June 30, 2011.

For the six months ended June 30, 2011, the Fund’s daily average amount of outstanding transactions considered borrowings from reverse repurchase agreements and treasury roll transactions was approximately $11,902,000 and the daily weighted average interest rate was 0.05%.

7.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

8.  Capital Share Transactions:

Transactions in capital shares were as follows:

Class I
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	85,206	$888,916

Shares issued to shareholders in reinvestment of dividends	265,796	2,768,518

Total issued	351,002	3,657,434

Shares redeemed	(4,237,286)	(44,248,877)

Net decrease	(3,886,284)	$(40,591,443)

Class I
Year Ended December 31, 2010	Shares	Amount

Shares sold	820,559	$8,674,140

Shares issued to shareholders in reinvestment of dividends	839,307	8,641,688

Total issued	1,659,866	17,315,828

Shares redeemed	(5,544,218)	(57,453,444)

Net decrease	(3,884,352)	$(40,137,616)

9.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

June 30, 2011

Semi-Annual Report (Unaudited)

BlackRock High Income V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Fund Summary as of June 30, 2011
Investment Objective

BlackRock High Income V.I. Fund’s (the “Fund”) investment objective is to obtain a high level of current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective.

On March 18, 2011, the Board of Directors (the “Board”) of BlackRock Variable Series Funds, Inc. approved a proposal to change the Fund’s investment objective to seek “to maximize total return, consistent with income generation and prudent investment management.” In addition, the Board approved a change in the name of the Fund to “BlackRock High Yield V.I. Fund.” These changes are effective on October 1, 2011.
Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2011, the Fund underperformed its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

•	Negative security selection in the higher ranges of the credit spectrum detracted from performance, as did security selection in the banking, automotive and pipelines sectors. Allocations to bank loans and the Fund’s small cash exposure also hampered relative performance, as these assets underperformed high-yield bonds during the period.

•	Conversely, strong security selection in the lower end of the credit spectrum contributed to performance, as did strong security selection in the media (non-cable), independent energy and wireless sectors. The Fund’s modest exposure to equity warrants issued by high-yield firms also aided performance.

Describe recent portfolio activity.

•	During the six-month period, we selectively participated in the high-yield primary calendar, seeking higher-quality new issues that were coming to market with solid risk-reward profiles as well as new-issue senior-secured bonds offering improved downside protection. Early in the period, we were positioned for an improving economy with shorter duration names exhibiting equity beta (higher sensitivity to equity markets) in the portfolio. Given increasing macroeconomic related risks, we became more conservative later in the period and shifted toward higher-quality, intermediate-maturity names to earn more yield in a slower-growth, low-interest-rate environment. Additionally, the Fund increased its exposure to the non-captive diversified sector, while reducing exposure to packaging.

Describe portfolio positioning at period end.

•	As of period end, the Fund held primary overweight positions in the independent energy, metals and chemicals sectors, with large underweights in gaming, technology and electric. We remain constructive on high yield and believe its substantial income and limited duration characteristics make it attractive in the current economic environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in fixed income securities with lower credit quality.
[2]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses.
[3]	This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.
Performance Summary as of June 30, 2011

	Standardized	6-Month	Average Annual Total Returns
	30-Day Yield	Total Returns	1 Year	5 Years	10 Years

Class I Shares[4]	6.72%	4.40%	15.62%	7.73%	7.68%

Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index	—	4.98	15.53	9.42	9.10

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Fund Information as of June 30, 2011

Percent of
Credit Allocations[1]	Corporate Bonds

BBB/Baa	3%
BB/Ba	31
B	52
CCC/Caa	13
Not Rated	1

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2011 and held through June 30, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[3]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	January 1, 2011	June 30, 2011	During the Period[2]	January 1, 2011	June 30, 2011	During the Period[2]	Expense Ratio

Class I	$1,000.00	$1,042.60	$3.34	$1,000.00	$1,021.53	$3.31	0.66%

[2]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[3]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit and/or foreign currency exchange rate risks. Such derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund

Schedule of Investments June 30, 2011 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks(a)	Shares	Value

Commercial Banks — 0.1%
CIT Group, Inc.	3,091	$136,808

Electrical Equipment — 0.0%
Medis Technologies Ltd.	33,870	210

Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd.	52,562	138,973
Ainsworth Lumber Co. Ltd. (b)	59,550	157,450

		296,423

Software — 0.0%
Bankruptcy Management Solutions, Inc.	271	3

Total Common Stocks — 0.3%		433,444

	Par
Corporate Bonds	(000)

Aerospace & Defense — 0.7%
GeoEye, Inc., 9.63%, 10/01/15	$80	90,400
Huntington Ingalls Industries, Inc. (b):
6.88%, 3/15/18	180	184,500
7.13%, 3/15/21	320	331,200
Kratos Defense & Security Solutions, Inc.:
10.00%, 6/01/17	220	232,100
10.00%, 6/01/17 (b)	114	120,270

		958,470

Air Freight & Logistics — 0.5%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15	321	335,553
Series 2, 12.38%, 8/16/15	324	338,905

		674,458

Airlines — 0.8%
Air Canada, 9.25%, 8/01/15 (b)	400	409,500
American Airlines, Inc., 7.50%, 3/15/16 (b)	60	58,800
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16	223	235,997
United Air Lines, Inc., 12.75%, 7/15/12	393	424,259

		1,128,556

Auto Components — 1.4%
Allison Transmission, Inc., 11.00%, 11/01/15 (b)	300	319,500
B-Corp Merger Sub, Inc., 8.25%, 6/01/19 (b)	110	108,900
Delphi Corp., 6.13%, 5/15/21 (b)	180	177,750
Icahn Enterprises LP:
4.00%, 8/15/13 (b)(c)(d)	155	149,001
8.00%, 1/15/18	700	710,500
International Automotive Components Group, 9.13%, 6/01/18 (b)	160	163,600
Pittsburgh Glass Works LLC, 8.50%, 4/15/16 (b)	70	71,925
Tenneco Inc., 7.75%, 8/15/18	240	251,400

		1,952,576

Beverages — 0.1%
Cott Beverages, Inc., 8.13%, 9/01/18	120	125,700

Biotechnology — 0.1%
QHP Pharma, 10.25%, 3/15/15 (b)	170	173,750

Building Products — 1.2%
Building Materials Corp. of America (b):
7.00%, 2/15/20	130	136,175
6.75%, 5/01/21	370	371,850
Griffon Corp., 7.13%, 4/01/18 (b)	210	210,787
Momentive Performance Materials, Inc.:
11.50%, 12/01/16	245	260,925
9.00%, 1/15/21	550	561,000
Nortek, Inc., 10.00%, 12/01/18 (b)	240	240,000

		1,780,737

Capital Markets — 0.8%
American Capital Ltd., 7.96%, 12/31/13 (e)	230	233,080
E*Trade Financial Corp.:
12.50%, 11/30/17 (f)	365	427,050
3.33%, 8/31/19 (b)(c)(g)	172	229,620
Series A, 4.05%, 8/31/19 (c)(g)	3	4,005
KKR Group Finance Co., 6.38%, 9/29/20 (b)	300	317,258

		1,211,013

Chemicals — 4.0%
American Pacific Corp., 9.00%, 2/01/15	435	426,300
American Rock Salt Co. LLC, 8.25%, 5/01/18 (b)	74	74,278
CF Industries, Inc., 6.88%, 5/01/18	170	192,738
Celanese US Holdings LLC:
6.63%, 10/15/18	275	290,125
5.88%, 6/15/21	285	291,412
Chemtura Corp., 7.88%, 9/01/18	260	272,350
Hexion U.S. Finance Corp.:
8.88%, 2/01/18	260	270,400
9.00%, 11/15/20	510	522,750
Huntsman International LLC, 8.63%, 3/15/21	170	184,875
Ineos Finance Plc, 9.00%, 5/15/15 (b)	200	210,000
KRATON Polymers LLC, 6.75%, 3/01/19 (b)	60	60,000
Kinove German Bondco GmbH, 9.63%, 6/15/18 (b)	400	417,000
Koppers, Inc., 7.88%, 12/01/19	340	362,950
MacDermid, Inc., 9.50%, 4/15/17 (b)	495	514,800
NOVA Chemicals Corp., 8.63%, 11/01/19	370	412,087
Nexeo Solutions LLC, 8.38%, 3/01/18 (b)	90	91,125
OXEA Finance & Cy SCA, 9.50%, 7/15/17 (b)	255	266,156
Omnova Solutions, Inc., 7.88%, 11/01/18 (b)	190	182,638
Polymer Group, Inc., 7.75%, 2/01/19 (b)	74	74,185
PolyOne Corp., 7.38%, 9/15/20	100	104,750
Solutia, Inc.:
8.75%, 11/01/17	110	119,350
7.88%, 3/15/20	175	187,250
TPC Group LLC, 8.25%, 10/01/17 (b)	275	285,312

		5,812,831

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

CAD	Canadian Dollar	USD	US Dollar
FKA	Formerly Known As

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value

Commercial Banks — 2.9%
CIT Group, Inc.:
7.00%, 5/01/16	$1,172	$1,167,539
7.00%, 5/01/17	2,747	2,739,840
6.63%, 4/01/18 (b)	248	258,540

		4,165,919

Commercial Services & Supplies — 2.2%
ARAMARK Corp.:
3.77%, 2/01/15 (d)	365	354,962
8.50%, 2/01/15	270	280,463
Aviation Capital Group Corp., 6.75%, 4/06/21 (b)	250	246,638
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)	240	241,800
Casella Waste Systems, Inc., 7.75%, 2/15/19 (b)	323	323,807
Clean Harbors Inc., 7.63%, 8/15/16 (b)	160	169,600
Mobile Mini, Inc., 7.88%, 12/01/20	315	324,450
RSC Equipment Rental, Inc.:
10.00%, 7/15/17 (b)	440	490,600
8.25%, 2/01/21	261	259,695
WCA Waste Corp., 7.50%, 6/15/19 (b)	360	359,550
West Corp., 8.63%, 10/01/18 (b)	65	65,650

		3,117,215

Communications Equipment — 0.6%
Avaya, Inc.:
9.75%, 11/01/15	123	125,460
10.13%, 11/01/15 (f)	350	359,625
7.00%, 4/01/19 (b)	210	203,175
EH Holding Corp., 6.50%, 6/15/19 (b)	200	203,500

		891,760

Construction & Engineering — 0.1%
Boart Longyear Management Property Ltd., 7.00%, 4/01/21 (b)	100	102,250

Construction Materials — 0.1%
Calcipar SA, 6.88%, 5/01/18 (b)	175	175,438

Consumer Finance — 1.7%
Credit Acceptance Corp.:
9.13%, 2/01/17	200	214,000
9.13%, 2/01/17 (b)	100	106,750
Ford Motor Credit Co. LLC, 7.00%, 4/15/15	1,520	1,641,842
Springleaf Finance Corp., 6.90%, 12/15/17	460	422,050

		2,384,642

Containers & Packaging — 1.6%
Ball Corp., 7.38%, 9/01/19	250	273,125
Berry Plastics Corp.:
8.25%, 11/15/15	410	432,550
9.75%, 1/15/21	175	169,313
Cascades, Inc., 7.75%, 12/15/17	265	276,262
Graphic Packaging International, Inc., 7.88%, 10/01/18	185	196,100
Greif, Inc., 7.75%, 8/01/19	135	145,800
Pregis Corp., 12.38%, 10/15/13	290	287,462
Rock-Tenn Co., 9.25%, 3/15/16	90	97,200
Sealed Air Corp., 7.88%, 6/15/17	365	394,973

		2,272,785

Diversified Financial Services — 3.9%
Ally Financial, Inc.:
8.00%, 3/15/20	170	180,625
7.50%, 9/15/20	170	177,650
8.00%, 11/01/31	940	1,017,550
8.00%, 11/01/31	580	619,427
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16	195	211,331
General Motors Financial Co., Inc., 6.75%, 6/01/18 (b)	410	411,025
Leucadia National Corp., 8.13%, 9/15/15	730	804,825
Reynolds Group DL Escrow, Inc., 8.50%, 10/15/16 (b)	605	630,712
Reynolds Group Issuer, Inc. (b):
7.13%, 4/15/19	325	322,563
9.00%, 4/15/19	575	567,813
6.88%, 2/15/21	140	136,500
8.25%, 2/15/21	535	500,225

		5,580,246

Diversified Telecommunication Services — 2.2%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12	425	402,688
ITC Deltacom, Inc., 10.50%, 4/01/16	140	146,300
Level 3 Escrow, Inc., 8.13%, 7/01/19 (b)	720	723,600
Level 3 Financing, Inc.:
9.25%, 11/01/14	125	128,594
8.75%, 2/15/17	640	652,800
10.00%, 2/01/18	80	85,900
Qwest Communications International, Inc., 8.00%, 10/01/15	200	217,500
tw telecom holdings, inc., 8.00%, 3/01/18	100	106,625
Windstream Corp., 7.88%, 11/01/17	610	647,362

		3,111,369

Electric Utilities — 0.3%
FPL Energy National Wind Portfolio, LLC, 6.13%, 3/25/19 (b)	267	259,768
IPALCO Enterprises, Inc., 7.25%, 4/01/16 (b)	200	221,705

		481,473

Electronic Equipment, Instruments & Components — 0.4%
CDW LLC:
11.50%, 10/12/15 (f)	320	288,058
8.00%, 12/15/18 (b)	260	274,950

		563,008

Energy Equipment & Services — 1.9%
Calfrac Holdings LP, 7.50%, 12/01/20 (b)	110	111,100
Compagnie Generale de Geophysique-Veritas:
9.50%, 5/15/16	100	109,250
7.75%, 5/15/17	540	556,200
Exterran Holdings, Inc., 7.25%, 12/01/18 (b)	205	207,050
Frac Tech Services LLC, 7.13%, 11/15/18 (b)	715	725,725
Key Energy Services, Inc., 6.75%, 3/01/21	220	220,000
MEG Energy Corp., 6.50%, 3/15/21 (b)	430	432,150
Oil States International, Inc., 6.50%, 6/01/19 (b)	165	165,825
Thermon Industries, Inc., 9.50%, 5/01/17	155	166,237

		2,693,537

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value

Food & Staples Retailing — 0.6%
BI-LO LLC, 9.25%, 2/15/19 (b)	$95	$96,188
Rite Aid Corp.:
9.75%, 6/12/16	415	458,056
7.50%, 3/01/17	260	258,050

		812,294

Food Products — 0.5%
Blue Merger Sub, Inc., 7.63%, 2/15/19 (b)	210	212,100
Darling International, Inc., 8.50%, 12/15/18 (b)	110	118,800
JBS USA LLC:
11.63%, 5/01/14	50	57,500
7.25%, 6/01/21 (b)	70	68,075
Reddy Ice Corp., 11.25%, 3/15/15	220	224,950

		681,425

Gas Utilities — 0.1%
Targa Resources Partners LP, 6.88%, 2/01/21 (b)	145	143,550

Health Care Equipment & Supplies — 0.9%
DJO Finance LLC:
10.88%, 11/15/14	520	553,800
7.75%, 4/15/18 (b)	180	179,325
IASIS Healthcare LLC, 8.38%, 5/15/19 (b)	490	483,875
Teleflex, Inc., 6.88%, 6/01/19	155	156,938

		1,373,938

Health Care Providers & Services — 2.9%
Aviv Healthcare Properties LP, 7.75%, 2/15/19 (b)	205	209,612
ConvaTec Healthcare E SA, 10.50%, 12/15/18 (b)	220	227,700
Fresenius Medical Care US Finance, Inc., 6.88%, 7/15/17	320	338,400
Gentiva Health Services, Inc., 11.50%, 9/01/18	50	52,750
HCA, Inc.:
6.25%, 2/15/13	630	652,050
7.88%, 2/15/20	135	146,475
7.25%, 9/15/20	410	440,237
inVentiv Health, Inc. (b):
10.00%, 8/15/18	160	152,000
10.00%, 8/15/18 (h)	190	186,200
Omnicare, Inc., 6.88%, 12/15/15	325	332,719
STHI Holding Corp., 8.00%, 3/15/18 (b)	75	76,125
Symbion, Inc., 8.00%, 6/15/16 (b)	180	175,950
Tenet Healthcare Corp.:
10.00%, 5/01/18	235	267,019
8.88%, 7/01/19	885	976,819

		4,234,056

Health Care Technology — 1.0%
IMS Health, Inc., 12.50%, 3/01/18 (b)	1,020	1,216,350
MedAssets, Inc., 8.00%, 11/15/18 (b)	200	198,000

		1,414,350

Hotels, Restaurants & Leisure — 1.5%
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18	555	500,887
Diamond Resorts Corp., 12.00%, 8/15/18 (b)	550	583,000
El Dorado Resorts LLC, 8.63%, 6/15/19 (b)	160	148,800
HRP Myrtle Beach Operations LLC, 7.38%, 4/01/12 (a)(b)(i)	750	75
MGM Resorts International, 10.38%, 5/15/14	425	482,375
Sugarhouse HSP Gaming Property Mezzanine LP, 8.63%, 4/15/16 (b)	80	82,400
Travelport LLC:
4.88%, 9/01/14 (d)	150	127,875
9.88%, 9/01/14	30	27,600
9.00%, 3/01/16	60	53,550
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(i)	95	10
Waterford Gaming LLC, 8.63%, 9/15/14 (b)	358	214,742

		2,221,314

Household Durables — 2.0%
American Standard Americas, 10.75%, 1/15/16 (b)	200	192,250
Ashton Woods USA LLC, 11.00%, 6/30/15 (b)(j)	497	300,443
Beazer Homes USA, Inc.:
8.13%, 6/15/16	65	57,038
12.00%, 10/15/17	320	354,400
9.13%, 6/15/18	135	116,437
9.13%, 5/15/19 (b)	25	21,500
Jarden Corp., 7.50%, 5/01/17	285	296,044
Pulte Homes, Inc., 6.38%, 5/15/33	30	24,750
Ryland Group, Inc., 6.63%, 5/01/20	345	326,025
Standard Pacific Corp.:
10.75%, 9/15/16	670	758,775
8.38%, 5/15/18	160	158,600
8.38%, 1/15/21	285	279,300

		2,885,562

IT Services — 2.4%
CGI, Inc., 6.75%, 6/01/21 (b)	152	152,000
Eagle Parent Canada, Inc., 8.63%, 5/01/19 (b)	590	568,612
First Data Corp.:
9.88%, 9/24/15	105	107,888
9.88%, 9/24/15	195	197,925
7.38%, 6/15/19 (b)	500	503,750
8.88%, 8/15/20 (b)	140	149,450
12.63%, 1/15/21 (b)	1,245	1,332,150
SunGard Data Systems, Inc.:
7.38%, 11/15/18	220	220,000
7.63%, 11/15/20	270	272,700

		3,504,475

Independent Power Producers & Energy Traders — 2.9%
AES Corp.:
9.75%, 4/15/16	95	107,825
7.38%, 7/01/21 (b)	265	268,975
AES Gener SA, 7.50%, 3/25/14	500	551,481
Calpine Corp. (b):
7.25%, 10/15/17	135	137,025
7.50%, 2/15/21	215	219,300
7.88%, 1/15/23	315	324,450
Energy Future Holdings Corp., 10.00%, 1/15/20	1,435	1,523,195
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20	254	270,881
NRG Energy, Inc., 7.63%, 1/15/18 (b)	825	827,062

		4,230,194

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value

Industrial Conglomerates — 1.5%
Sequa Corp. (b):
11.75%, 12/01/15	$690	$748,650
13.50%, 12/01/15 (f)	1,283	1,398,937

		2,147,587

Insurance — 0.5%
CNO Financial Group, Inc., 9.00%, 1/15/18 (b)	206	218,360
Genworth Financial, Inc., 7.63%, 9/24/21	230	232,674
USI Holdings Corp., 4.14%, 11/15/14 (b)(d)	220	204,600

		655,634

Machinery — 1.1%
Navistar International Corp., 3.00%, 10/15/14 (c)	920	1,204,050
Oshkosh Corp., 8.25%, 3/01/17	200	214,500
Titan International, Inc., 7.88%, 10/01/17 (b)	220	229,900

		1,648,450

Media — 8.9%
AMC Entertainment, Inc.:
8.75%, 6/01/19	70	73,850
9.75%, 12/01/20 (b)	15	15,338
AMC Networks, Inc., 7.75%, 7/15/21 (b)	255	266,475
Affinion Group, Inc., 7.88%, 12/15/18 (b)	435	406,725
CCH II LLC, 13.50%, 11/30/16	409	481,242
CCO Holdings LLC:
7.25%, 10/30/17	50	51,813
7.88%, 4/30/18	110	115,913
6.50%, 4/30/21	462	455,647
CMP Susquehanna Corp., 3.52%, 5/15/14	60	57,000
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15 (b)	400	362,000
Charter Communications Operating, LLC, 10.88%, 9/15/14 (b)	80	88,000
Checkout Holding Corp., 10.60%, 11/15/15 (b)(g)	265	169,931
Citadel Broadcasting Corp., 7.75%, 12/15/18 (b)	205	217,813
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17	665	723,187
Series B, 9.25%, 12/15/17	1,793	1,954,370
Cumulus Media, Inc., 7.75%, 5/01/19 (b)	190	183,350
DISH DBS Corp., 6.75%, 6/01/21 (b)	400	410,000
Gray Television, Inc., 10.50%, 6/29/15	435	452,400
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (d)	140	116,900
9.50%, 5/15/15	135	123,356
Intelsat Luxembourg SA:
11.25%, 2/04/17	180	193,275
11.50%, 2/04/17 (b)(f)	690	741,750
11.50%, 2/04/17 (f)	290	311,750
Interactive Data Corp., 10.25%, 8/01/18 (b)	475	516,562
Kabel BW Erste Beteiligungs GmbH, 7.50%, 3/15/19 (b)	680	693,600
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)	360	363,600
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)	300	321,750
Nielsen Finance LLC, 7.75%, 10/15/18 (b)	960	1,008,000
ProQuest LLC, 9.00%, 10/15/18 (b)	230	235,750
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(c)(i)	599	300
Regal Entertainment Group, 9.13%, 8/15/18	155	160,425
UPC Holding BV, 9.88%, 4/15/18 (b)	200	222,000
Unitymedia Hessen GmbH & Co. KG, 8.13%, 12/01/17 (b)	1,180	1,253,750
Univision Communications, Inc., 6.88%, 5/15/19 (b)	35	34,650

		12,782,472

Metals & Mining — 3.6%
Arch Western Finance LLC, 6.75%, 7/01/13	102	102,128
Drummond Co., Inc.:
9.00%, 10/15/14 (b)	290	305,225
7.38%, 2/15/16	410	421,275
FMG Resources (August 2006) Property Ltd., 7.00%, 11/01/15 (b)	525	535,500
Goldcorp, Inc., 2.00%, 8/01/14 (c)	280	350,700
JMC Steel Group, 8.25%, 3/15/18 (b)	100	101,500
James River Escrow, Inc., 7.88%, 4/01/19 (b)	395	391,050
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (c)	195	253,987
Novelis, Inc., 8.75%, 12/15/20	1,665	1,798,200
Ryerson, Inc.:
7.65%, 11/01/14 (d)	160	157,600
12.00%, 11/01/15	40	42,500
Steel Dynamics, Inc., 7.38%, 11/01/12	235	247,925
Taseko Mines Ltd., 7.75%, 4/15/19	175	176,313
United States Steel Corp., 7.38%, 4/01/20	110	113,025
Vulcan Materials Co.:
6.50%, 12/01/16	130	129,199
7.50%, 6/15/21	136	135,820

		5,261,947

Multiline Retail — 0.9%
Dollar General Corp., 11.88%, 7/15/17 (f)	1,175	1,339,500

Oil, Gas & Consumable Fuels — 12.7%
Alpha Natural Resources, Inc.:
2.38%, 4/15/15 (c)	115	134,550
6.00%, 6/01/19	295	294,263
6.25%, 6/01/21	885	889,425
Arch Coal, Inc.:
8.75%, 8/01/16	85	92,225
7.25%, 10/01/20	155	157,713
7.25%, 6/15/21 (b)	505	505,631
Berry Petroleum Co., 6.75%, 11/01/20	35	35,175
Bill Barrett Corp., 9.88%, 7/15/16	25	28,000
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18	105	108,150
Chesapeake Energy Corp.:
6.63%, 8/15/20	495	520,987
6.13%, 2/15/21	370	374,625
2.25%, 12/15/38 (c)	400	362,500
Chesapeake Midstream Partners LP, 5.88%, 4/15/21 (b)	178	175,775
Clayton Williams Energy, Inc., 7.75%, 4/01/19 (b)	155	151,900
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)	191	207,235
Concho Resources, Inc., 7.00%, 1/15/21	185	191,475
Connacher Oil and Gas Ltd., 8.50%, 8/01/19 (b)	255	242,250
Consol Energy, Inc., 8.25%, 4/01/20	825	899,250
Continental Resources, Inc., 7.13%, 4/01/21	435	458,925
Copano Energy LLC, 7.13%, 4/01/21	180	177,750

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value

Oil, Gas & Consumable Fuels (concluded)

Crestwood Midstream Partners LP, 7.75%, 4/01/19 (b)	$115	$114,138
Crosstex Energy LP, 8.88%, 2/15/18	80	85,200
Denbury Resources, Inc., 8.25%, 2/15/20	514	560,260
EV Energy Partners LP, 8.00%, 4/15/19 (b)	225	225,844
Energy XXI Gulf Coast, Inc. (b):
9.25%, 12/15/17	260	276,900
7.75%, 6/15/19	360	358,200
Forbes Energy Services, Ltd., 9.00%, 6/15/19 (b)	190	187,150
Forest Oil Corp., 8.50%, 2/15/14	260	282,100
Hilcorp Energy I LP (b):
7.75%, 11/01/15	220	226,600
8.00%, 2/15/20	350	376,250
7.63%, 4/15/21	620	647,900
Linn Energy LLC:
6.50%, 5/15/19 (b)	135	133,650
8.63%, 4/15/20	560	607,600
7.75%, 2/01/21 (b)	290	301,600
MarkWest Energy Partners LP, 6.75%, 11/01/20	120	122,400
Niska Gas Storage US LLC, 8.88%, 3/15/18	930	976,500
OGX Petroleo e Gas Participacoes SA, 8.50%, 6/01/18 (b)	2,035	2,092,997
Oasis Petroleum, Inc., 7.25%, 2/01/19 (b)	240	238,200
Peabody Energy Corp., 6.50%, 9/15/20	80	86,000
Penn Virginia Corp., 7.25%, 4/15/19	90	87,075
Petrohawk Energy Corp.:
10.50%, 8/01/14	420	472,500
7.88%, 6/01/15	480	502,800
7.25%, 8/15/18	108	110,835
6.25%, 6/01/19 (b)	475	464,312
Range Resources Corp.:
8.00%, 5/15/19	200	217,000
6.75%, 8/01/20	100	103,500
5.75%, 6/01/21	410	402,825
SM Energy Co., 6.63%, 2/15/19 (b)	410	411,025
SandRidge Energy, Inc., 7.50%, 3/15/21 (b)	690	698,625
Swift Energy Co., 7.13%, 6/01/17	305	308,812
Teekay Corp., 8.50%, 1/15/20	330	340,725
Whiting Petroleum Corp., 6.50%, 10/01/18	230	239,200

		18,266,527

Paper & Forest Products — 2.5%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(f)	505	464,909
Boise Cascade LLC, 7.13%, 10/15/14	195	193,050
Boise Paper Holdings LLC:
9.00%, 11/01/17	65	70,688
8.00%, 4/01/20	140	147,000
Clearwater Paper Corp.:
10.63%, 6/15/16	215	241,069
7.13%, 11/01/18	145	148,625
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)	185	209,708
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (b)	185	185,925
NewPage Corp., 11.38%, 12/31/14	1,222	1,139,515
Sappi Papier Holding GmbH, 6.63%, 4/15/21 (b)	75	72,938
Verso Paper Holdings LLC:
11.50%, 7/01/14	573	610,245
Series B, 4.02%, 8/01/14 (d)	90	83,025

		3,566,697

Pharmaceuticals — 0.5%
Endo Pharmaceuticals Holdings, Inc., 7.00%, 7/15/19 (b)	95	97,375
Valeant Pharmaceuticals International (b):
6.50%, 7/15/16	450	444,938
6.75%, 10/01/17	155	151,900

		694,213

Professional Services — 0.2%
FTI Consulting, Inc., 6.75%, 10/01/20 (b)	310	313,100

Real Estate Investment Trusts (REITs) — 0.7%
FelCor Lodging LP, 6.75%, 6/01/19 (b)	750	720,000
The Rouse Co. LP, 7.20%, 9/15/12	237	246,776

		966,776

Real Estate Management & Development — 2.3%
Forest City Enterprises, Inc., 7.63%, 6/01/15	650	637,000
Realogy Corp.:
11.50%, 4/15/17	830	842,450
12.00%, 4/15/17	160	158,400
7.88%, 2/15/19 (b)	1,140	1,128,600
Shea Homes LP, 8.63%, 5/15/19 (b)	595	586,075

		3,352,525

Road & Rail — 1.3%
Avis Budget Car Rental LLC:
9.63%, 3/15/18	250	266,875
8.25%, 1/15/19	365	369,562
Florida East Coast Railway Corp., 8.13%, 2/01/17 (b)	160	165,200
The Hertz Corp. (b):
7.50%, 10/15/18	485	499,550
6.75%, 4/15/19	215	212,850
7.38%, 1/15/21	370	376,475

		1,890,512

Semiconductors & Semiconductor Equipment — 0.3%
Linear Technology Corp., Series A, 3.00%, 5/01/27 (c)	260	275,275
Spansion LLC, 7.88%, 11/15/17 (b)	190	193,800

		469,075

Software — 0.1%
Softbrands, Inc., 11.50%, 7/15/18 (b)	180	165,857

Specialty Retail — 1.0%
Asbury Automotive Group, Inc., 8.38%, 11/15/20 (b)	195	198,412
Claire’s Escrow Corp., 8.88%, 3/15/19 (b)	135	126,225
PETCO Animal Supplies, Inc., 9.25%, 12/01/18 (b)	210	223,125
United Auto Group, Inc., 7.75%, 12/15/16	820	836,400

		1,384,162

Textiles, Apparel & Luxury Goods — 0.2%
Phillips-Van Heusen Corp., 7.38%, 5/15/20	280	299,600

Trading Companies & Distributors — 0.1%
Interline Brands, Inc., 7.00%, 11/15/18	120	121,500

Wireless Telecommunication Services — 4.2%
Clearwire Communications LLC, 12.00%, 12/01/15 (b)	270	289,238
Cricket Communications, Inc.:
10.00%, 7/15/15	290	312,475
7.75%, 5/15/16	500	530,000

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value

Wireless Telecommunication Services (concluded)

Crown Castle International Corp., 7.13%, 11/01/19	$210	$221,025
Digicel Group Ltd. (b):
9.13%, 1/15/15	593	606,342
8.25%, 9/01/17	735	762,562
10.50%, 4/15/18	200	224,000
FiberTower Corp., 9.00%, 1/01/16 (b)	236	172,619
iPCS, Inc., 2.40%, 5/01/13 (d)	795	777,112
Intelsat Jackson Holdings SA (b):
7.25%, 10/15/20	195	194,025
7.50%, 4/01/21	80	79,500
MetroPCS Wireless, Inc.:
7.88%, 9/01/18	170	179,988
6.63%, 11/15/20	340	336,600
NII Capital Corp., 7.63%, 4/01/21	204	213,180
NII Holdings, Inc., 3.13%, 6/15/12 (c)	110	110,138
SBA Telecommunications, Inc., 8.00%, 8/15/16	240	255,300
Sprint Capital Corp., 6.88%, 11/15/28	910	862,225

		6,126,329

Total Corporate Bonds — 84.9%		122,311,354

Floating Rate Loan Interests (d)

Chemicals — 0.1%
Styron Sarl, Term Loan, 6.00%, 8/02/17	174	173,596

Commercial Services & Supplies — 0.5%
AWAS Finance Luxembourg Sarl, Term Loan B, 7.75%, 6/10/16 (b)	235	235,783
Volume Services America, Inc. (Centerplate), Term Loan B, 10.50%-10.75%, 9/16/16	471	471,571

		707,354

Consumer Finance — 0.5%
Springleaf Financial Funding Co. (FKA AGFS Funding Co.), Term Loan, 5.50%, 5/10/17	750	734,219

Food Products — 0.3%
Advance Pierre Foods, Term Loan, (Second Lien), 11.25%, 9/29/17	400	405,000

Health Care Providers & Services — 0.5%
Harden Healthcare, Inc., Tranche A:
Additional Term Loan, 7.75%, 3/02/15	278	272,803
Term Loan, 8.50%, 3/02/15	145	142,180
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan, 4.75%, 8/04/16	357	354,091

		769,074

Hotels, Restaurants & Leisure — 0.4%
Harrah’s Operating Co., Inc., Term Loan B-3, 3.25%, 1/28/15	171	153,136
Travelport LLC (FKA Travelport, Inc.), Loan, 8.26%, 3/27/12	638	446,651

		599,787

Independent Power Producers & Energy Traders — 0.7%
Texas Competitive Electric Holdings Co., LLC (TXU), Extended Term Loan, 4.69%-4.77%, 10/10/17	1,247	971,359

Media — 1.6%
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings, Ltd.), Tranche B Term Loan, 5.25%, 4/02/18	1,700	1,704,604
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13	550	580,937

		2,285,541

Oil, Gas & Consumable Fuels — 0.7%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	965	974,393

Real Estate Investment Trusts (REITs) — 0.4%
iStar Financial, Inc., Term Loan A, 5.00%, 6/28/13	586	575,931

Real Estate Management & Development — 0.2%
Realogy Corp.:
Extended Synthetic Letter of Credit, 4.45%, 10/10/16	39	34,511
Extended Term Loan B, 4.52%, 10/10/16	230	204,501

		239,012

Specialty Retail — 0.0%
Claire’s Stores, Inc., Term Loan B, 3.00%, 5/29/14	73	66,156

Wireless Telecommunication Services — 0.9%
Vodafone Americas Finance 2 Inc., Initial Loan, 6.88%, 8/11/15	1,294	1,332,987

Total Floating Rate Loan Interests — 6.8%		9,834,409

	Beneficial
	Interest
Other Interests (k)	(000)

Auto Components — 1.3%
Delphi Debtor-in-Possession Holding Co. LLP, Class B Membership Interests	--(l )	1,829,146

Household Durables — 0.1%
Stanley Martin, Class B Membership Units (m)	--(l )	168,750

Total Other Interests — 1.4%		1,997,896

	Par
Preferred Securities	(000)

Capital Trusts

Insurance — 0.2%
Genworth Financial, Inc., 6.15%, 11/15/66 (d)	$460	334,650

Total Capital Trusts — 0.2%		334,650

	Shares

Preferred Stocks

Auto Components — 0.8%
Dana Holding Corp., 4.00% (b)(c)	7,590	1,181,194

Diversified Financial Services — 1.7%
Ally Financial, Inc., 7.00% (b)	1,310	1,231,154
Citigroup, Inc., 7.50% (c)	9,800	1,177,470

		2,408,624

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Preferred Securities	Shares	Value

Media — 0.1%
CMP Susquehanna Radio Holdings Corp., 0.00% (a)(b)	13,993	$118,941

Real Estate Investment Trusts (REITs) — 0.0%
MPG Office Trust, Inc., Series A, 7.63% (a)(c)	4,287	69,449

Thrifts & Mortgage Finance — 0.1%
Fannie Mae, Series O, 0.00% (a)	10,000	36,000
Freddie Mac, Series Z, 0.00% (a)	32,188	94,955

		130,955

Total Preferred Stocks — 2.7%		3,909,163

Trust Preferred

Diversified Financial Services — 1.2%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (c)(d)	64,240	1,644,544

Total Trust Preferred — 1.2%		1,644,544

Total Preferred Securities — 4.1%		5,888,357

Warrants (n)	Shares	Value

Media — 0.1%
CMP Susquehanna Radio Holdings Corp. (Expires 3/26/19) (b)	15,990	$117,498

Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)	181	2

Total Warrants — 0.1%		117,500

Total Long-Term Investments (Cost — $139,111,902) — 97.6%		140,582,960

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (o)(p)	2,904,616	2,904,616

Total Short-Term Securities (Cost — $2,904,616) — 2.0%		2,904,616

Total Investments (Cost — $142,016,518*) — 99.6%		143,487,576
Other Assets Less Liabilities — 0.4%		657,161

Net Assets — 100.0%		$144,144,737

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$142,293,004

Gross unrealized appreciation	$5,132,006
Gross unrealized depreciation	(3,937,434)

Net unrealized appreciation	$1,194,572

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Convertible security.

(d)	Variable rate security. Rate shown is as of report date.

(e)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(h)	When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
		Appreciation
Counterparty	Value	(Depreciation)

Bank of America Securities	$152,000	—

(i)	Issuer filed for bankruptcy and/or is in default of interest payments.

(j)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(k)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(l)	Amount is less than $1,000.

(m)	Restricted security as to resale, representing 0.1% of net assets was as follows:

	Acquisition
Issue	Date	Cost	Value

Stanley Martin, Class B Membership Units	4/03/06	$227,862	$168,750

(n)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(o)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares		Shares
	Held at		Held at
	December 31,	Net	June 30,
Affiliate	2010,	Activity	2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	—	2,904,616	2,904,616	$2,976

(p)	Represents the current yield as of report date.

•	Foreign currency exchange contract as of June 30, 2011 was as follows:

Currency		Currency			Settlement	Unrealized
Purchased		Sold		Counterparty	Date	Depreciation

USD	155,246	CAD	150,000	Citibank NA	7/07/11	$(276)

   • For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Schedule of Investments (concluded)

   • Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks	$275,991	$157,453	—	$433,444
Corporate Bonds	—	121,579,512	$731,842	122,311,354
Floating Rate Loan Interests	—	6,531,109	3,303,300	9,834,409
Other Interests	—	—	1,997,896	1,997,896
Preferred Securities	3,022,418	2,746,998	118,941	5,888,357
Warrants	—	—	117,500	117,500
Short-Term Securities:
Money Market	2,904,616	—	—	2,904,616

Total	$6,203,025	$131,015,072	$6,269,479	$143,487,576

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Liabilities:
Foreign currency exchange contracts	—	$(276)	—	$(276)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

		Floating
		Rate
	Corporate	Loan		Preferred		Unfunded Loan
	Bonds	Interests	Other Interests	Securities	Warrants	Commitments	Total

Assets/Liabilities:
Balance, as of December 31, 2010	$937,985	$4,454,746	$121,950	—	$2	$(368)	$5,514,315
Accrued discounts/premiums	2,877	15,723	—	—	—	—	18,600
Net realized gain (loss)	—	5,020	—	—	—	—	5,020
Net change in unrealized appreciation/depreciation[2]	87,086	(25,998)	260,690	$118,941	117,498	—	558,217
Purchases	—	44,162	1,357,100	—	—	—	1,401,262
Sales	(69,195)	(1,306,055)	—	—	——	—	(1,375,250)
Transfers in3	—	587,125	258,156	—	—	368	845,649
Transfers out[3]	(226,911)	(471,423)	—	—	—	—	(698,334)

Balance, as of June 30, 2011	$731,842	$3,303,300	$1,997,896	$118,941	$117,500	—	$6,269,479

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at June 30, 2011 was $575,867.

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Statement of Assets and Liabilities June 30, 2011 (Unaudited)

Assets:
Investments at value—unaffiliated (cost—$139,111,902)	$140,582,960
Investments at value—affiliated (cost—$2,904,616)	2,904,616
Cash	21,979
Foreign currency at value (cost—$347)	345
Interest receivable	2,232,337
Investments sold receivable	960,819
Principal paydown receivable	133,179
Capital shares sold receivable	29,727
Dividends receivable	800
Prepaid expenses	3,321
Other assets	3,176

Total assets	146,873,259

Liabilities:
Unrealized depreciation on foreign currency exchange contracts	276
Investments purchased payable	1,675,133
Income dividends payable	818,078
Capital shares redeemed payable	133,584
Investment advisory fees payable	64,273
Deferred income	7,484
Other affiliates payable	684
Officer’s and Directors’ fees payable	544
Other accrued expenses payable	28,466

Total liabilities	2,728,522

Net Assets	$144,144,737

Net Assets Consist of:
Paid-in capital	$231,353,940
Distributions in excess of net investment income	(75,524)
Accumulated net realized loss	(88,604,459)
Net unrealized appreciation/depreciation	1,470,780

Net Assets	$144,144,737

Net Asset Value:
Class I—Based on net assets of $144,144,737 and 20,049,333 shares outstanding, 200 million shares authorized, $0.10 par value	$7.19

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Statement of Operations Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividends—unaffiliated	$60,874
Foreign taxes withheld	(115)
Interest	5,379,649
Facility and other fees	9,106
Dividends—affiliated	2,976

Total income	5,452,490

Expenses:
Investment advisory	380,323
Accounting services	26,352
Professional	26,175
Custodian	9,662
Officer and Directors	7,826
Printing	6,912
Transfer agent	2,263
Miscellaneous	9,537

Total expenses	469,050
Less fees waived by advisor	(1,493)

Total expenses after fees waived	467,557

Net investment income	4,984,933

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	2,435,525
Foreign currency transactions	(8,318)
Swaps	171,528

2,598,735

Net change in unrealized appreciation/depreciation on:
Investments	(1,542,244)
Foreign currency transactions	3,011
Unfunded loan commitments	368

(1,538,865)

Total realized and unrealized gain	1,059,870

Net Increase in Net Assets Resulting from Operations	$6,044,803

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2011	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2010

Operations:
Net investment income	$4,984,933	$9,538,501
Net realized gain	2,598,735	3,517,442
Net change in unrealized appreciation/depreciation	(1,538,865)	4,407,411

Net increase in net assets resulting from operations	6,044,803	17,463,354

Dividends to Shareholders From:
Net investment income	(4,952,451)	(9,491,679)

Capital Share Transactions:
Net increase in net assets derived from capital share transactions	8,729,207	2,244,849

Net Assets:
Total increase in net assets	9,821,559	10,216,524
Beginning of period	134,323,178	124,106,654

End of period	$144,144,737	$134,323,178

Distributions in excess of net investment income	$(75,524)	$(108,006)

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)		2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$7.13		$6.68	$4.64	$7.26	$7.67	$7.55

Net investment income[1]	0.26		0.53	0.54	0.57	0.59	0.56
Net realized and unrealized gain (loss)	0.08		0.44	2.03	(2.62)	(0.42)	0.12

Net increase (decrease) from investment operations	0.34		0.97	2.57	(2.05)	0.17	0.68

Dividends from net investment income	(0.28)		(0.52)	(0.53)	(0.57)	(0.58)	(0.56)

Net asset value, end of period	$7.19		$7.13	$6.68	$4.64	$7.26	$7.67

Total Investment Return:[2]
Based on net asset value	4.40%	[3]	15.34%	58.00%	(29.88)%	2.42%	9.44%

Ratios to Average Net Assets:
Total expenses	0.66%	[4]	0.71%	0.73%	0.68%	0.64%	0.60%

Total expenses after fees waived	0.66%	[4]	0.71%	0.73%	0.68%	0.64%	0.60%

Net investment income	6.99%	[4]	7.83%	9.45%	8.80%	7.77%	7.45%

Supplemental Data:
Net assets, end of period (000)	$144,145		$134,323	$124,107	$93,348	$162,681	$213,937

Portfolio turnover	61%		102%	107%	53%	55%	56%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock High Income V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

On March 18, 2011, the Company’s Board of Directors (the “Board”) approved a proposal to change the Fund’s investment objective to seek “to maximize total return consistent with income generation and prudent investment management.” In addition, the Board approved a change in the name of the Fund to “BlackRock High Yield V.I. Fund.” These changes are effective October 1, 2011.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly levered. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Fund earns and/or pays facility and other fees on floating rate loan interests, which are shown as facility and other fees in the Statement of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g. foreign currency exchange contracts and swaps), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of realized gains, if any, are recorded on the ex-dividend date. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk or foreign currency exchange rate risks. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

•	Credit default swaps—The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of
June 30, 2011

	Liability Derivatives
	Statement of Assets and
	Liabilities Location	Value

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$276

The Effect of Derivative Financial Instruments in the
Statement of Operations
Six Months Ended June 30, 2011

	Net Realized Gain (Loss) from
		Foreign Currency
	Swaps	Transactions

Foreign currency exchange contracts	—	$(8,318)

Credit contracts	$171,528	—

Net Change in Unrealized
Appreciation/Depreciation on
Foreign Currency
Transactions

Foreign currency exchange contracts	$3,023

For the six months ended June 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:

Average number of contracts-US dollars purchased	1

Average US dollar amounts purchased	$153,265

Credit default swaps:

Average number of contracts-sell protection	2

Average notional value-sell protection	$5,000,000

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at the following annual rates of the Fund’s and the Company’s

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Total Return V.I. Fund’s aggregate average daily net assets:

Investment
Advisory
Average Daily Net Assets	Fee

First $250 million	0.55%

$250—$500 million	0.50%

$500—$750 million	0.45%

Greater than $750 million	0.40%

For the six months ended June 30, 2011, the aggregate average daily net assets of the Fund and the Company’s BlackRock Total Return V.I. Fund was approximately $328,766,189.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) as a percentage of net assets to 1.25% for Class I Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2011, the Fund reimbursed the Manager $621 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments, including paydowns and excluding short-term securities, for the six months ended June 30, 2011, were $97,337,450 and $85,596,948, respectively.

5.  Capital Loss Carryforwards:

As of December 31, 2010, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2011	$44,871,728

2012	8,918,857

2013	12,665,469

2014	4,347,980

2016	9,129,091

2017	11,211,061

Total	$91,144,186

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in the pre-enactment years.

6.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund pays a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the six months ended June 30, 2011.

7.  Commitments:

The Fund may invest in floating rate loan interests. In connection with these investments, the Fund may also enter into unfunded floating rate loan interests and bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At June 30, 2011, the Fund had outstanding bridge loan commitments of $960,000. In connection with either of these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

commitment period. As of June 30, 2011, the Fund had no unfunded floating rate loan interests.

8.  Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

9.  Capital Share Transactions:

Transactions in capital shares were as follows:

Class I Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	2,356,677	$17,081,525

Shares issued to shareholders in reinvestment of dividends	684,935	4,982,024

Total issued	3,041,612	22,063,549

Shares redeemed	(1,831,100)	(13,334,342)

Net Increase	1,210,512	$8,729,207

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	2,301,561	$16,188,707

Shares issued to shareholders in reinvestment of dividends	1,396,687	9,554,842

Total issued	3,698,248	25,743,549

Shares redeemed	(3,443,712)	(23,498,700)

Net increase	254,536	$2,244,849

10.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

June 30, 2011

Semi-Annual Report (Unaudited)

BlackRock International Value V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Fund Summary as of June 30, 2011
Investment Objective

BlackRock International Value V.I. Fund’s (the “Fund”) investment objective is current income and long-term growth of income accompanied by growth of capital.

On May 10, 2011, the Board of Directors (the “Board”) of BlackRock Variable Series Funds, Inc. approved a special meeting of shareholders to vote on a proposal to amend the Fund’s investment objective. On July 22, 2011, shareholders of the Fund approved a proposal to change the Fund’s investment objective to “long-term capital growth.” In addition, the Board approved a change in the name of the Fund to “BlackRock International V.I. Fund.” These changes are effective on October 1, 2011.
Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2011, the Fund outperformed its benchmark, the MSCI EAFE Index.

What factors influenced performance?

•	Overall, the Fund’s outperformance relative to the MSCI EAFE Index is attributable to stock selection although sector allocation had a slightly negative effect. Stock selection was most rewarding in the energy, financials and industrials sectors. With respect to sector allocation, the Fund’s underweight allocation (relative to the benchmark composition) to financials benefited performance, as did an overweight allocation to health care. From a geographic perspective, stock selection within Continental European and Japanese equities had a positive impact.

•	The Fund’s overweight exposure to emerging market equities had a negative impact on performance during the period. Stock selection in the consumer discretionary and information technology (IT) sectors also detracted.

Describe recent portfolio activity.

•	During the six-month period, we reduced exposure to financials by selling a number of bank stocks as well as an insurance firm. We also decreased holdings in the consumer discretionary sector, mostly in the automobiles and consumer services subsectors. The proceeds were invested mainly in the materials and health care sectors. We also marginally increased exposure to industrials.

Describe portfolio positioning at period end.

•	At period end, the Fund’s sector overweights relative to the MSCI EAFE Index included industrials, IT, materials and telecom. The Fund held underweight positions in financials, consumer discretionary and utilities. On a geographic basis, the Fund held overweight exposures in France, Germany, Spain and select emerging markets, and was underweight in Switzerland, Australia and Hong Kong.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in stocks of companies in developed countries located outside the United States.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses.

[3]	This unmanaged index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars).
Performance Summary as of June 30, 2011

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years[5]	10 Years[5]

Class I Shares[4]	7.33%	35.46%	1.16%	6.76%

MSCI EAFE Index	4.98	30.36	1.48	5.66

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Fund Information as of June 30, 2011

Percent of
Geographic Allocations	Long-Term Investments

Japan	22%
United Kingdom	21
France	15
Germany	12
Australia	6
Spain	5
Switzerland	4
Netherlands	3
South Korea	2
Taiwan	2
Italy	2
Mexico	2
Sweden	2
Other[1]	2

[1]	Other includes a 1% or less investment in Finland and India.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and/or distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2011 and held through June 30, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	January 1, 2011	June 30, 2011	During the Period[1]	January 1, 2011	June 30, 2011	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,073.30	$4.47	$1,000.00	$1,020.48	$4.36	0.87%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts, as specified in Note 2 of the Notes to Financials Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, foreign currency exchange rate and/or other risks. Such derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might other wise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc. BlackRock International Value V.I. Fund Schedule of Investments June 30, 2011 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value

Australia — 5.8%
National Australia Bank Ltd.		152,611	$4,219,303
Newcrest Mining Ltd.		77,497	3,140,158
Suncorp Group Ltd.		358,051	3,129,678

			10,489,139

Finland — 1.0%
KCI Konecranes Oyj		44,415	1,805,162

France — 14.2%
AXA SA		147,953	3,358,554
BNP Paribas SA		32,798	2,529,019
Cie de Saint-Gobain		61,887	4,011,393
Lafarge SA		42,622	2,715,852
Legrand SA		76,884	3,236,238
Sanofi-Aventis		59,319	4,771,656
Schneider Electric SA		31,598	5,275,972

			25,898,684

Germany — 12.2%
BASF SE		39,077	3,830,378
Bayer AG		72,018	5,784,237
Bilfinger Berger SE		33,685	3,336,035
Continental AG (a)		30,414	3,204,967
Deutsche Bank AG, Registered Shares		54,984	3,245,183
HeidelbergCement AG		42,585	2,723,554

			22,124,354

Italy — 1.8%
Intesa Sanpaolo SpA		1,226,652	3,266,298

Japan — 21.2%
Hitachi Ltd.		674,000	4,000,190
Honda Motor Co., Ltd.		62,300	2,400,227
JX Holdings, Inc.		425,900	2,864,621
Mitsubishi Corp.		147,300	3,679,238
Mitsubishi UFJ Financial Group, Inc.		897,600	4,374,306
Mitsui Chemicals, Inc.		543,000	1,978,613
NSK Ltd.		301,000	3,004,951
Nippon Telegraph & Telephone Corp.		80,200	3,868,192
Nissan Motor Co., Ltd.		383,700	4,032,385
Nitto Denko Corp.		51,100	2,596,448
Sumitomo Corp.		248,500	3,380,657
TDK Corp.		42,900	2,366,426

			38,546,254

Mexico — 1.5%
America Movil, SA de CV — ADR		50,972	2,746,371

Netherlands — 3.2%
Koninklijke Ahold NV		174,234	2,342,623
Koninklijke KPN NV		236,164	3,435,005

			5,777,628

South Korea — 2.3%
LG Display Co. Ltd.		42,470	1,185,407
Samsung Electronics Co., Ltd.		3,779	2,937,149

			4,122,556

Spain — 5.1%
Repsol YPF SA		142,801	4,953,121
Telefonica SA		176,087	4,300,701

			9,253,822

Sweden — 1.5%
Assa Abloy AB, Series B		100,423	2,699,193

Switzerland — 4.1%
Novartis AG, Registered Shares		121,918	7,472,002

Taiwan — 1.9%
Taiwan Semiconductor Manufacturing Co., Ltd. — ADR		271,239	3,420,324

United Kingdom — 20.9%
Aviva Plc		481,066	3,386,243
BHP Billiton Plc		121,512	4,774,665
British American Tobacco Plc		128,277	5,625,151
Centrica Plc		615,803	3,197,541
Rio Tinto Plc		47,713	3,445,152
Royal Dutch Shell Plc, Class B		216,987	7,743,384
Tesco Plc		689,729	4,456,325
United Business Media Ltd.		258,323	2,307,820
WM Morrison Supermarkets Plc		641,194	3,066,808

			38,003,089

Total Common Stocks — 96.7%			175,624,876

Participation Notes

India — 0.8%
Morgan Stanley BV (Rolta India Ltd.), due 5/26/14		153,778	444,265
UBS AG (Glenmark Pharmaceuticals Ltd.), due 12/18/12		149,822	1,074,074

Total Participation Notes — 0.8%			1,518,339

Total Long-Term Investments (Cost — $152,956,631) — 97.5%			177,143,215

Short-Term Securities

Money Market Funds — 2.0%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (b)(c)		3,669,759	3,669,759

	Par
Time Deposits	(000)

Denmark — 0.0%
Brown Brothers Harrimon & Co., 0.10%, 7/01/2011	DKK	19	3,691

Japan — 0.1%
Brown Brothers Harrimon & Co., 0.01%, 7/01/2011	JPY	20,165	250,495

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	JPY	Japanese Yen
DKK	Danish Krone	USD	US Dollar
GBP	British Pound

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc. BlackRock International Value V.I. Fund Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

	Par
Time Deposits	(000)		Value

United Kingdom — 0.1%
Brown Brothers Harrimon & Co., 0.13%, 7/01/2011	GBP	56	$89,536

Total Time Deposits			343,722

Total Short-Term Securities (Cost — $4,013,481) — 2.2%			4,013,481

Total Investments (Cost — $156,970,112*) — 99.7%			181,156,696
Other Assets Less Liabilities — 0.3%			488,081

Net Assets — 100.0%			$181,644,777

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$157,776,074

Gross unrealized appreciation	$25,160,321
Gross unrealized depreciation	(1,779,699)

Net unrealized appreciation	$23,380,622

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares		Shares
	Held at		Held at
	December 31,	Net	June 30,
Affiliate	2010	Activity	2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	2,054,561	1,615,198	3,669,759	$2,372

(c)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of June 30, 2011 were as follows:

Currency	Currency		Settlement	Unrealized
Purchased	Sold	Counterparty	Date	Depreciation

USD 89,528	GBP 55,787	Goldman Sachs International	7/01/11	$(8)
USD 148,084	JPY 11,987,421	Goldman Sachs International	7/01/11	(819)

Total				$(827)

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments.)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets: Investments in Securities:
Common Stocks:
Australia	—	$10,489,139	—	$10,489,139
Finland	—	1,805,162	—	1,805,162
France	—	25,898,684	—	25,898,684
Germany	—	22,124,354	—	22,124,354
Italy	—	3,266,298	—	3,266,298
Japan	—	38,546,254	—	38,546,254
Mexico	$2,746,371	—	—	2,746,371
Netherlands	3,435,005	2,342,623	—	5,777,628
South Korea	—	4,122,556	—	4,122,556
Spain	—	9,253,822	—	9,253,822
Sweden	—	2,699,193	—	2,699,193
Switzerland	—	7,472,002	—	7,472,002
Taiwan	3,420,324	—	—	3,420,324
United Kingdom	—	38,003,089	—	38,003,089
Participation Notes:
India	—	—	$1,518,339	1,518,339
Short-Term Securities:
Money Market	3,669,759	—	—	3,669,759
Time Deposits	—	343,722	—	343,722

Total	$13,271,459	$166,366,898	$1,518,339	$181,156,696

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Liabilities:
Foreign currency exchange contracts	—	$(827)	—	$(827)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Participation Notes

Assets:
Balance, as of December 31, 2010	$3,610,789
Accrued discounts/premiums	—
Net realized gain (loss)	380,170
Net change in unrealized appreciation/depreciation[2]	(722,399)
Purchases	76,463
Sales	(1,826,684)
Transfers in3	—
Transfers out[3]	—

Balance, as of June 30, 2011	$1,518,339

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held at June 30, 2011 was $(213,429).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Statement of Assets and Liabilities June 30, 2011 (Unaudited)

Assets:
Investments at value—unaffiliated (cost—$153,300,353)	$177,486,937
Investments at value—affiliated (cost—$3,669,759)	3,669,759
Foreign currency at value (cost—$74)	78
Dividends receivable	1,061,296
Capital shares sold receivable	3,184
Prepaid expenses	6,187

Total assets	182,227,441

Liabilities:
Unrealized depreciation on foreign currency exchange contracts	827
Capital shares redeemed payable	426,443
Investment advisory fees payable	109,275
Other affiliates payable	972
Officer’s and Directors’ fees payable	391
Other accrued expenses payable	44,756

Total liabilities	582,664

Net Assets	$181,644,777

Net Assets Consist of:
Paid-in capital	$201,237,691
Undistributed net investment income	3,298,135
Accumulated net realized loss	(47,145,546)
Net unrealized appreciation/depreciation	24,254,497

Net Assets	$181,644,777

Net Asset Value:
Class I—Based on net assets of $181,644,777 and 17,714,341 shares outstanding, 100 million shares authorized, $0.10 par value	$10.25

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Statement of Operations Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividends—unaffiliated	$4,309,537
Foreign taxes withheld	(429,610)
Dividends—affiliated	2,372
Interest	81

Total income	3,882,380

Expenses:
Investment advisory	675,568
Custodian	28,638
Professional	24,826
Accounting services	21,133
Printing	12,509
Officer and Directors	8,675
Transfer agent	2,437
Miscellaneous	7,267

Total expenses	781,053
Less fees waived by advisor	(1,317)

Total expenses after fees waived	779,736

Net investment income	3,102,644

Realized and Unrealized Gain:
Net realized gain from:
Investments	8,064,895
Foreign currency transactions	94,111

8,159,006

Net change in unrealized appreciation/depreciation on:
Investments	2,212,345
Foreign currency transactions	16,183

2,228,528

Total realized and unrealized gain	10,387,534

Net Increase in Net Assets Resulting from Operations	$13,490,178

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2011	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2010

Operations:
Net investment income	$3,102,644	$2,778,393
Net realized gain	8,159,006	1,391,385
Net change in unrealized appreciation/depreciation	2,228,528	7,049,379

Net increase in net assets resulting from operations	13,490,178	11,219,157

Dividends to Shareholders From:
Net investment income	—	(1,895,595)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(6,536,127)	(19,346,139)

Net Assets:
Total increase (decrease) in net assets	6,954,051	(10,022,577)
Beginning of period	174,690,726	184,713,303

End of period	$181,644,777	$174,690,726

Undistributed net investment income	$3,298,135	$195,491

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)		2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$9.55		$9.06	$7.11	$14.38	$16.80	$14.86

Net investment income[1]	0.17		0.14	0.16	0.31	0.34	0.42
Net realized and unrealized gain (loss)	0.53		0.45	1.97	(6.43)	1.42	3.73

Net increase (decrease) from investment operations	0.70		0.59	2.13	(6.12)	1.76	4.15

Dividends and distributions from:
Net investment income	—		(0.10)	(0.18)	(0.39)	(0.50)	(0.60)
Net realized gain	—		—	—	(0.76)	(3.68)	(1.61)

Total dividends and distributions	—		(0.10)	(0.18)	(1.15)	(4.18)	(2.21)

Net asset value, end of period	$10.25		$9.55	$9.06	$7.11	$14.38	$16.80

Total Investment Return:[2]
Based on net asset value	7.33%	[3]	6.57%	29.97%	(42.49)%	10.34%	27.91%	[4]

Ratios to Average Net Assets:
Total expenses	0.87%	[5]	0.89%	0.92%	0.91%	0.87%	0.87%

Total expenses after fees waived	0.87%	[5]	0.89%	0.91%	0.91%	0.87%	0.87%

Net investment income	3.44%	[5]	1.61%	2.01%	2.71%	1.91%	2.49%

Supplemental Data:
Net assets, end of period (000)	$181,645		$174,679	$184,713	$137,054	$347,299	$405,486

Portfolio turnover	49%		119%	199%	118%	79%	62%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	The previous investment advisor reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which increased the total investment return by 0.13%.

[5]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock International Value V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

On May 10, 2011, the Company’s Board of Directors (the “Board”) approved a special meeting of shareholders to vote on a proposal to amend the Fund’s investment objective. On July 22, 2011, shareholders of the Fund approved a proposal to change the Fund’s investment objective to “long-term capital growth”. In addition, the Board approved a change in name of the Fund to “BlackRock International V.I. Fund”. These changes are effective on October 1, 2011.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Participation Notes: The Fund may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer the Fund a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow the Fund to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, the Fund the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by the Fund as dividend income in the Statement of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by the Fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2011

	Liability Derivatives
	Statement of Assets and
	Liabilities Location	Value

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$827

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

The Effect of Derivative Financial Instruments in the
Statement of Operations
Six Months Ended June 30, 2011

Net Realized Gain From
Foreign Currency
Transactions

Foreign currency exchange contracts	$53,462

Net Change in Unrealized
Appreciation/Depreciation on
Foreign Currency
Transactions

Foreign currency exchange contracts	$27,912

For the six months ended June 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:

Average number of contracts-US dollars purchased	2

Average number of contracts-US dollars sold	2

Average US dollar amounts purchased	$4,117,374

Average US dollar amounts sold	$2,220,380

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at an annual rate of 0.75% from January 1, 2011 through May 31, 2011.

Effective June 1, 2011, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Investment
Advisory
Average Daily Net Assets	Fee

First $1 billion	0.75%

$1 billion—$3 billion	0.71%

$3 billion—$5 billion	0.68%

$5 billion—$10 billion	0.65%

Greater than $10 billion	0.64%

The Manager entered into a sub-advisory agreement with BlackRock International Limited. (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) as a percentage of net assets to 1.25% for the Fund. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2011, the Fund reimbursed the Manager $953 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2011 were $87,978,166 and $92,706,026, respectively.

5.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund pays a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the six months ended June 30, 2011.

6.  Capital Loss Carryforwards:

As of December 31, 2010, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2016	$28,460,231

2017	26,038,359

Total	$54,498,590

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

7.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the Schedule of Investments for concentrations in specific countries.

As of June 30, 2011, the Fund had the following industry classifications:

Percent of
Long-Term
Industry	Investments

Pharmaceuticals	10%

Oil, Gas & Consumable Fuels	9

Commercial Banks	8

Diversified Telecommunications Services	7

Metals and Mining	6

Insurance	6

Food & Staples Retailings	6

Electrical Equipment	5

Chemicals	5

Other*	38

*	All other industries held were each less than 5% of long-term investments.

8.  Capital Share Transactions:

Transactions in capital shares were as follows:

Class I Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	1,245,655	$11,826,852

Shares redeemed	(1,831,079)	(18,362,979)

Net decrease	(585,424)	$(6,536,127)

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	1,506,731	$12,381,157

Shares issued to shareholders in reinvestment of dividends	206,697	1,895,595

Total issued	1,713,428	14,276,752

Shares redeemed	(3,808,559)	(33,622,891)

Net decrease	(2,095,131)	$(19,346,139)

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income dividend of $0.009488 per share on July 22, 2011 to shareholders of record on July 20, 2011.

On July 22, 2011, shareholders of the Fund approved a proposal to change the Fund’s investment objective to “long-term capital growth”. In addition, the Board approved a change in the name of the Fund to “BlackRock International V.I. Fund”. These changes are effective on October 1, 2011.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

June 30, 2011

Semi-Annual Report (Unaudited)

BlackRock Large Cap Core V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Fund Summary as of June 30, 2011
Investment Objective

BlackRock Large Cap Core V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.
Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2011, the Fund outperformed the benchmark Russell 1000® Index.

What factors influenced performance?

•	Positive performance in the health care, consumer discretionary and financials sectors more than offset negative results in industrials.

•	Stock selection in health care accounted for the largest contribution to results, with an overweight in the defensive sector providing a strong boost as well. Health care providers & services led the way as a combination of benign utilization trends and controlled pricing resulted in stellar earnings reports and healthy outlooks for health maintenance organizations—a segment in which the Fund was overweight.

•	Favorable stock selection aided relative results in the consumer discretionary sector as well. The media industry continued to outperform on strong advertising trends and annual upfront negotiations were very strong, yielding another year of double-digit price increases.

•	Outperformance in financials was due primarily to the Fund’s underweight in the sector generally, and in diversified financial services and capital markets in particular. These names underperformed during the period amid familiar concerns with respect to the uncertain impact of regulatory reforms and the continual lack of clarity on business models.

•	Among the largest individual contributors to performance were National Semiconductor Corp., Biogen Idec, Inc., CBS Corp., Aetna, Inc. and Marathon Oil Corp.

•	Conversely, stock selection in industrials detracted from results. Underperformance can be attributed largely to our positioning in airlines, where higher jet fuel prices threatened to either significantly increase operating costs or destroy demand/traffic as airlines attempt to pass through costs in the form of higher ticket prices.

•	Among the largest individual detractors for the period were Tellabs, Inc., Corning, Inc., NVIDIA Corp., Arch Coal, Inc. and Expedia Inc.

Describe recent portfolio activity.

•	During the six-month period, we increased the Fund’s exposure to the energy, health care and information technology (IT) sectors, while we reduced allocations to consumer discretionary and utilities.

•	The largest purchases for the Fund were Pfizer Inc., Corning, Inc., Valero Energy Corp., Lam Research Corp. and Cliffs Natural Resources Inc. The largest sales included Lubrizol Corp., Intel Corp., Comcast Corp., National Semiconductor Corp. and Nabors Industries Ltd.

Describe portfolio positioning at period end.

•	As of June 30, 2011, we continue to maintain a balance in the Fund between domestic cyclicals and more dependable growth names. The Fund’s largest sector overweights relative to the benchmark were health care and IT, while financials and consumer staples represented the largest underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund, under normal circumstances, invests at least 80% of its net assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies located in the United States included at the time of purchase in the Russell 1000® Index.
[2]	Assuming transaction costs, and other operating expenses, including investment advisory fees, if any. Does not include insurance- related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.
[3]	This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 91% of the total market capitalization of the Russell 3000® Index.
Performance Summary as of June 30, 2011

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years		10 Years

Class I Shares[4]	12.05%	34.48%	1.99%		4.77%

Class II Shares[4]	11.96	34.27	1.84		4.63	[5]

Class III Shares[4]	11.91	34.18	1.72	[5]	4.50	[5]

Russell 1000® Index	6.37	31.93	3.30		3.21

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

Past performance is not indicative of future results.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Fund Information as of June 30, 2011

Percent of
Sector Allocations	Long-Term Investments

Information Technology	26%
Health Care	21
Consumer Discretionary	11
Energy	11
Industrials	10
Consumer Staples	6
Financials	6
Materials	5
Telecommunication Services	3
Utilities	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and/or distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2011 and held through June 30, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	January 1, 2011	June 30, 2011	During the Period[1]	January 1, 2011	June 30, 2011	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,120.50	$2.89	$1,000.00	$1,022.07	$2.76	0.55%

Class II	$1,000.00	$1,119.60	$3.68	$1,000.00	$1,021.32	$3.51	0.70%

Class III	$1,000.00	$1,119.10	$4.20	$1,000.00	$1,020.83	$4.01	0.80%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund

Schedule of Investments June 30, 2011 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.8%
Lockheed Martin Corp.	52,000	$4,210,440
Raytheon Co.	74,000	3,688,900
Textron, Inc.	75,000	1,770,750

		9,670,090

Airlines — 1.1%
Southwest Airlines Co.	322,000	3,677,240

Auto Components — 1.4%
Autoliv, Inc.	45,000	3,530,250
TRW Automotive Holdings Corp. (a)	20,000	1,180,600

		4,710,850

Beverages — 1.0%
Dr. Pepper Snapple Group, Inc.	83,000	3,480,190

Biotechnology — 2.5%
Amgen, Inc. (a)	81,000	4,726,350
Biogen Idec, Inc. (a)	38,000	4,062,960

		8,789,310

Capital Markets — 1.1%
Raymond James Financial, Inc.	5,000	160,750
TD Ameritrade Holding Corp.	183,000	3,570,330

		3,731,080

Communications Equipment — 1.1%
Motorola Solutions, Inc. (a)	81,000	3,729,240

Computers & Peripherals — 4.3%
Apple, Inc. (a)	13,000	4,363,710
Dell, Inc. (a)	249,000	4,150,830
Seagate Technology	203,000	3,280,480
Western Digital Corp. (a)	90,000	3,274,200

		15,069,220

Construction & Engineering — 2.0%
Chicago Bridge & Iron Co. NV	85,000	3,306,500
Fluor Corp.	59,000	3,814,940

		7,121,440

Consumer Finance — 1.6%
Capital One Financial Corp.	30,000	1,550,100
Discover Financial Services, Inc.	147,000	3,932,250

		5,482,350

Diversified Consumer Services — 2.0%
Apollo Group, Inc., Class A (a)	77,000	3,363,360
H&R Block, Inc.	23,000	368,920
ITT Educational Services, Inc. (a)	41,000	3,207,840

		6,940,120

Diversified Financial Services — 1.0%
JPMorgan Chase & Co.	15,000	614,100
Moody’s Corp.	78,000	2,991,300

		3,605,400

Diversified Telecommunication Services — 0.4%
AT&T, Inc.	41,000	1,287,810

Electrical Equipment — 0.3%
Thomas & Betts Corp. (a)	17,000	915,450

Electronic Equipment, Instruments & Components — 1.0%
Corning, Inc.	201,000	3,648,150

Energy Equipment & Services — 0.3%
Helmerich & Payne, Inc.	14,000	925,680

Food & Staples Retailing — 2.1%
The Kroger Co.	158,000	3,918,400
Safeway, Inc.	141,000	3,295,170

		7,213,570

Health Care Equipment & Supplies — 0.4%
Hill-Rom Holdings, Inc.	31,000	1,427,240

Health Care Providers & Services — 9.5%
Aetna, Inc.	85,000	3,747,650
AmerisourceBergen Corp.	93,000	3,850,200
CIGNA Corp.	15,000	771,450
Cardinal Health, Inc.	84,000	3,815,280
Health Management Associates, Inc., Class A (a)	281,000	3,029,180
Health Net, Inc. (a)	36,000	1,155,240
Lincare Holdings, Inc.	84,000	2,458,680
McKesson Corp.	22,000	1,840,300
Tenet Healthcare Corp. (a)	458,000	2,857,920
UnitedHealth Group, Inc.	99,000	5,106,420
WellPoint, Inc.	53,000	4,174,810

		32,807,130

Household Products — 0.4%
The Procter & Gamble Co.	22,000	1,398,540

IT Services — 1.7%
International Business Machines Corp.	12,000	2,058,600
The Western Union Co.	188,000	3,765,640

		5,824,240

Independent Power Producers & Energy Traders — 0.7%
NRG Energy, Inc. (a)	93,000	2,285,940

Industrial Conglomerates — 2.4%
General Electric Co.	434,000	8,185,240

Insurance — 1.8%
Assurant, Inc.	29,000	1,051,830
Principal Financial Group, Inc.	108,000	3,285,360
Unum Group	78,000	1,987,440

		6,324,630

Internet Software & Services — 1.0%
Rackspace Hosting, Inc. (a)	78,000	3,333,720

Life Sciences Tools & Services — 2.7%
Agilent Technologies, Inc. (a)	75,000	3,833,250
Illumina, Inc. (a)	39,000	2,930,850
Pharmaceutical Product Development, Inc.	104,000	2,791,360

		9,555,460

Machinery — 1.3%
AGCO Corp. (a)	60,000	2,961,600
Timken Co.	34,000	1,713,600

		4,675,200

Media — 4.8%
CBS Corp., Class B	141,000	4,017,090
DIRECTV, Class A (a)	89,000	4,522,980
Interpublic Group of Cos., Inc.	318,000	3,975,000
Time Warner Cable, Inc.	52,000	4,058,080

		16,573,150

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Metals & Mining — 3.2%
Alcoa, Inc.	229,000	$3,631,940
Cliffs Natural Resources, Inc.	44,000	4,067,800
Walter Industries, Inc.	30,000	3,474,000

		11,173,740

Multiline Retail — 0.9%
Dollar Tree, Inc. (a)	34,000	2,265,080
Nordstrom, Inc.	20,000	938,800

		3,203,880

Oil, Gas & Consumable Fuels — 10.5%
Chevron Corp.	19,000	1,953,960
ConocoPhillips	48,000	3,609,120
Exxon Mobil Corp.	88,000	7,161,440
Frontier Oil Corp.	117,000	3,780,270
HollyFrontier Corp.	57,000	3,955,800
Marathon Oil Corp.	86,000	4,530,480
Murphy Oil Corp.	55,000	3,611,300
Tesoro Corp. (a)	163,000	3,734,330
Valero Energy Corp.	157,000	4,014,490

		36,351,190

Paper & Forest Products — 1.9%
Domtar Corp.	28,000	2,652,160
International Paper Co.	134,000	3,995,880

		6,648,040

Personal Products — 1.1%
Herbalife Ltd.	65,000	3,746,600

Pharmaceuticals — 6.3%
Bristol-Myers Squibb Co.	157,000	4,546,720
Eli Lilly & Co.	121,000	4,541,130
Forest Laboratories, Inc. (a)	94,000	3,697,960
Johnson & Johnson	20,000	1,330,400
Pfizer, Inc.	378,000	7,786,800

		21,903,010

Semiconductors & Semiconductor Equipment — 13.5%
Altera Corp.	87,000	4,032,450
Analog Devices, Inc.	87,000	3,405,180
Applied Materials, Inc.	301,000	3,916,010
Atmel Corp. (a)	243,000	3,419,010
Cypress Semiconductor Corp. (a)	153,000	3,234,420
Fairchild Semiconductor International, Inc. (a)	172,000	2,874,120
KLA-Tencor Corp.	87,000	3,521,760
Lam Research Corp. (a)	80,000	3,542,400
Maxim Integrated Products, Inc.	140,000	3,578,400
National Semiconductor Corp.	54,000	1,328,940
Novellus Systems, Inc. (a)	102,000	3,686,280
Nvidia Corp. (a)	222,000	3,537,570
ON Semiconductor Corp. (a)	318,000	3,329,460
Teradyne, Inc. (a)	232,000	3,433,600

		46,839,600

Software — 3.6%
Autodesk, Inc. (a)	98,000	3,782,800
Microsoft Corp.	186,000	4,836,000
Symantec Corp. (a)	202,000	3,983,440

		12,602,240

Specialty Retail — 1.8%
Limited Brands, Inc.	90,000	3,460,500
Williams-Sonoma, Inc.	81,000	2,955,690

		6,416,190

Textiles, Apparel & Luxury Goods — 0.3%
Coach, Inc.	15,000	958,950

Tobacco — 1.8%
Philip Morris International, Inc.	94,000	6,276,380

Wireless Telecommunication Services — 2.2%
MetroPCS Communications, Inc. (a)	211,000	3,631,310
Sprint Nextel Corp. (a)	738,000	3,977,820

		7,609,130

Total Long-Term Investments (Cost — $303,945,078) — 99.8%		346,116,630

Short-Term Securities

BlackRock Liquidity Funds, TempFund Institutional Class, 0.08% (b)(c)	353,095	353,095

Total Short-Term Securities (Cost — $353,095) — 0.1%		353,095

Total Investments (Cost — $304,298,173*) — 99.9%		346,469,725

Other Assets Less Liabilities — 0.1%		305,607

Net Assets — 100.0%		$346,775,332

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Schedule of Investments (concluded)

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$309,073,471

Gross unrealized appreciation	$45,442,492
Gross unrealized depreciation	(8,046,238)

Net unrealized appreciation	$37,396,254

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares/		Shares/
	Beneficial		Beneficial
	Interest		Interest
	Held at		Held at
	December 31,	Net	June 30,
Affiliate	2010	Activity	2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	1,140,611	(787,516)	353,095	$781
BlackRock Liquidity Series, LLC Money Market Series	—	—	—	$5,894

(c)	Represents the current yield as of report date.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investments and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statement.

The following table summarizes the inputs used as of June 30, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets: Investments:
Long-Term Investments[1]	$346,116,630	—	—	$346,116,630
Short-Term Securities	353,095	—	—	353,095

Total	$346,469,725	—	—	$346,469,725

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc
BlackRock Large Cap Core V.I. Fund
Statement of Assets and Liabilities June 30, 2011 (Unaudited)

Assets:
Investments at value—unaffiliated (cost—$303,945,078)	$346,116,630
Investments at value—affiliated (cost—$353,095)	353,095
Foreign currency at value (cost—$371)	418
Dividends receivable	376,410
Capital shares sold receivable	195,770
Investments sold receivable	13,770
Securities lending income receivable—affiliated	5,894
Prepaid expenses	8,886

Total assets	347,070,873

Liabilities:
Bank overdraft	418
Investment advisory fees payable	133,406
Capital shares redeemed payable	119,127
Distribution fees payable	22,825
Other affiliates payable	1,608
Officer’s and Directors’ fees payable	499
Other accrued expenses payable	17,658

Total liabilities	295,541

Net Assets	$346,775,332

Net Assets Consist of:
Paid-in capital	$351,094,926
Undistributed net investment income	1,624,743
Accumulated net realized loss	(48,115,936)
Net unrealized appreciation/depreciation	42,171,599

Net Assets	$346,775,332

Net Asset Value:
Class I—Based on net assets of $226,242,873 and 8,882,223 shares outstanding, 200 million shares authorized, $0.10 par value	$25.47

Class II—Based on net assets of $4,351,107 and 170,918 shares outstanding, 100 million shares authorized, $0.10 par value	$25.46

Class III—Based on net assets of $116,181,352 and 4,578,797 shares outstanding, 100 million shares authorized, $0.10 par value	$25.37

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Statement of Operations Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividends—unaffiliated	$2,472,309
Securities lending—affiliated	5,894
Dividends—affiliated	781
Foreign taxes withheld	(1,343)

Total income	2,477,641

Expenses:
Investment advisory	796,654
Distribution fees—Class II	3,802
Distribution fees—Class III	122,722
Accounting services	33,785
Professional	31,596
Printing	9,756
Officer and Directors	9,036
Custodian	11,446
Transfer agent—Class I	1,355
Transfer agent—Class II	39
Transfer agent—Class III	860
Registration	1,984
Miscellaneous	7,469

Total expenses	1,030,504
Less fees waived by advisor	(418)

Total expenses after fees waived	1,030,086

Net investment income	1,447,555

Realized and Unrealized Gain:
Net realized gain from investments	32,551,640

Net change in unrealized appreciation/depreciation on:
Investments	2,948,565
Foreign currency transactions	7

2,948,572

Total realized and unrealized gain	35,500,212

Net Increase in Net Assets Resulting from Operations	$36,947,767

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC	9

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2011	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2010

Operations:
Net investment income	$1,447,555	$2,877,201
Net realized gain	32,551,640	10,684,372
Net change in unrealized appreciation/depreciation	2,948,572	11,775,969

Net increase in net assets resulting from operations	36,947,767	25,337,542

Dividends to Shareholders From:
Net investment income:
Class I	—	(2,166,559)
Class II	—	(69,172)
Class III	—	(663,186)

Decrease in net assets resulting from dividends to shareholders	—	(2,898,917)

Capital Share Transactions:
Net increase in net assets derived from capital share transactions	3,963,613	22,543,128

Net Assets:
Total increase in net assets	40,911,380	44,981,753
Beginning of period	305,863,952	260,882,199

End of period	$346,775,332	$305,863,952

Undistributed net investment income	$1,624,743	$177,188

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)		2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$22.73		$21.04	$17.38	$29.75	$32.17	$31.69

Net investment income[1]	0.12		0.23	0.26	0.27	0.31	0.30
Net realized and unrealized gain (loss)	2.62		1.69	3.66	(11.80)	2.41	4.34

Net increase (decrease) from investment operations	2.74		1.92	3.92	(11.53)	2.72	4.64

Dividends and distributions from:
Net investment income	—		(0.23)	(0.26)	(0.31)	(0.34)	(0.32)
Net realized gain	—		—	—	(0.53)	(4.80)	(3.84)

Total dividends and distributions	—		(0.23)	(0.26)	(0.84)	(5.14)	(4.16)

Net asset value, end of period	$25.47		$22.73	$21.04	$17.38	$29.75	$32.17

Total Investment Return:[2]
Based on net asset value	12.05%	[3]	9.12%	22.54%	(38.75)%	8.34%	14.74%

Ratios to Average Net Assets:
Total expenses	0.55%	[4]	0.57%	0.62%	0.60%	0.55%	0.53%

Total expenses after fees waived	0.55%	[4]	0.57%	0.62%	0.60%	0.55%	0.53%

Net investment income	0.96%	[4]	1.10%	1.42%	1.12%	0.91%	0.91%

Supplemental Data:
Net assets, end of period (000)	$226,243		$217,059	$228,900	$225,183	$476,467	$537,525

Portfolio turnover	60%		151%	165%	104%	72%	72%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC	11

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Financial Highlights (continued)

	Class II
	Six Months Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)		2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$22.74		$21.05	$17.40	$29.74	$32.18	$31.69

Net investment income[1]	0.09		0.21	0.23	0.21	0.24	0.25
Net realized and unrealized gain (loss)	2.63		1.68	3.66	(11.77)	2.42	4.35

Net increase (decrease) from investment operations	2.72		1.89	3.89	(11.56)	2.66	4.60

Dividends and distributions from:
Net investment income	—		(0.20)	(0.24)	(0.25)	(0.30)	(0.27)
Net realized gain	—		—	—	(0.53)	(4.80)	(3.84)

Total dividends and distributions	—		(0.20)	(0.24)	(0.78)	(5.10)	(4.11)

Net asset value, end of period	$25.46		$22.74	$21.05	$17.40	$29.74	$32.18

Total Investment Return:[2]
Based on net asset value	11.96%	[3]	8.98%	22.35%	(38.85)%	8.16%	14.61%

Ratios to Average Net Assets:
Total expenses	0.70%	[4]	0.72%	0.77%	0.74%	0.71%	0.68%

Total expenses after fees waived	0.70%	[4]	0.72%	0.77%	0.74%	0.71%	0.68%

Net investment income	0.73%	[4]	0.98%	1.20%	0.84%	0.72%	0.75%

Supplemental Data:
Net assets, end of period (000)	$4,351		$8,026	$6,176	$1,644	$3,974	$1,973

Portfolio turnover	60%		151%	165%	104%	72%	72%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Financial Highlights (concluded)

	Class III
										Period
	Six Months			Period January 27,						September 30,
	Ended June 30,		Year Ended	2009[1] to						2004[3] to
	2011		December 31,	December 31,		Year Ended December 31,				December 31,
	(Unaudited)		2010	2009		2007[2]		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$22.67		$21.00	$16.75		$32.23		$31.76	$29.38	$26.07

Net investment income[4]	0.09		0.20	0.21		0.23		0.28	0.20	0.12
Net realized and unrealized gain	2.61		1.66	4.28		2.42		4.35	3.74	3.43

Net increase from investment operations	2.70		1.86	4.49		2.65		4.63	3.94	3.55

Dividends and distributions from:
Net investment income	—		(0.19)	(0.24)		(0.25)		(0.32)	(0.20)	(0.24)
Net realized gain	—		—	—		(4.80)		(3.84)	(1.36)	—

Total dividends and distributions	—		(0.19)	(0.24)		(5.05)		(4.16)	(1.56)	(0.24)

Net asset value, end of period	$25.37		$22.67	$21.00		$29.83		$32.23	$31.76	$29.38

Total Investment Return:[5]
Based on net asset value	11.91%	[6]	8.88%	26.77%	[6]	8.12%		14.68%	13.43%	13.61% [6]

Ratios to Average Net Assets:
Total expenses	0.80%	[7]	0.82%	0.87%	[7]	0.76%		0.60%	0.54%	0.53% [7]

Total expenses after fees waived	0.80%	[7]	0.82%	0.87%	[7]	0.76%		0.60%	0.54%	0.53% [7]

Net investment income	0.72%	[7]	0.93%	1.10%	[7]	0.68%		0.85%	0.67%	1.70% [7]

Supplemental Data:
Net assets, end of period (000)	$116,181		$80,779	$25,806		$—	[2]	$1	$1	$1

Portfolio turnover	60%		151%	165%		72%		72%	75%	131%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding as of December 31, 2007 and during the year January 1, 2008 through December 31, 2008.

[3]	Commencement of operations.

[4]	Based on average shares outstanding.

[5]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC	13

BlackRock Variable Series Funds Inc.,
BlackRock Large Cap Core V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Large Cap Core V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”), at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

faith by the investment advisor using a pricing service and/or policies approved by the Board.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend and interest on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the period, the Fund accepted only cash collateral in connection with securities loaned.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

accumulated credits earned or may result in additional custody charges.

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Investment
Advisory
Average Daily Net Assets	Fee

First $250 million	0.500%

$250 million—$300 million	0.450%

$300 million—$400 million	0.425%

Greater than $400 million	0.400%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) as a percentage of net assets as follows: 1.25% for Class I Shares, 1.40% for Class II Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2011, the Fund reimbursed the Manager $1,505 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Company received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the six months ended June 30, 2011, BIM received $63 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.  Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2011, were $205,119,158 and $199,001,231, respectively.

4.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2011. The Fund may borrow under the

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

credit agreement to fund shareholder redemptions. The Fund pays a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the six months ended June 30, 2011.

5.  Capital Loss Carryforwards:

As of December 31, 2010, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2016	$18,662,732

2017	57,229,547

Total	$75,892,279

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2011, the Fund invested a significant portion of its assets in securities in the information technology and health care sectors. Changes in economic conditions affecting the information technology and health care sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	16,156	$388,039

Shares redeemed	(682,095)	(16,812,508)

Net decrease	(665,939)	$(16,424,469)

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	94,352	$1,941,693

Shares issued to shareholders in reinvestment of dividends	96,031	2,166,559

Total issued	190,383	4,108,252

Shares redeemed	(1,523,140)	(31,994,976)

Net decrease	(1,332,757)	$(27,886,724)

Class II Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	50,387	$1,265,625

Shares redeemed	(232,400)	(5,648,255)

Net decrease	(182,013)	$(4,382,630)

Class II Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	103,644	$2,231,054

Shares issued to shareholders in reinvestment of dividends	3,065	69,172

Total issued	106,709	2,300,226

Shares redeemed	(47,179)	(984,407)

Net increase	59,530	$1,315,819

Class III Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	1,322,257	$32,380,731

Shares redeemed	(306,072)	(7,610,019)

Net increase	1,016,185	$24,770,712

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

Class III Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	2,311,988	$48,615,186

Shares issued to shareholders in reinvestment of dividends	29,398	663,186

Total issued	2,341,386	49,278,372

Shares redeemed	(7,388)	(164,339)

Net increase	2,333,998	$49,114,033

8.  Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend in the following amounts per share on July 22, 2011 to shareholders of record on July 20, 2011:

Class I	$0.012802

Class I	$0.012802

Class III	$0.012801

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

June 30, 2011

Semi-Annual Report (Unaudited)

BlackRock Large Cap Growth V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Fund Summary as of June 30, 2011
Investment Objective

BlackRock Large Cap Growth V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.
Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2011, the Fund outperformed the benchmark Russell 1000® Growth Index.

What factors influenced performance?

•	Positive performance in the information technology (IT) and consumer discretionary sectors more than offset negative results in industrials.

•	Stock selection (primarily in computers & peripherals) drove outperformance within IT. The Fund’s exposure to the personal computer (“PC”) supply chain was particularly additive; holdings gained on stabilization in consumer demand and richer product configurations from healthy enterprise demand. The Fund’s underweight in internet software & services and lack of exposure to the struggling communications equipment industry also were beneficial.

•	Favorable stock selection aided relative results in the consumer discretionary sector as well. The media industry continued to outperform on strong advertising trends (despite fears of a pullback in spending from auto companies due to disruptions in Japan). Moreover, annual up-front negotiations—whereby broadcasters negotiate with advertisers and sell forward advertising space for the next TV season—were very strong, yielding another year of double-digit price increases. Elsewhere, retail holdings posted strong results thanks to continued sales and margin improvements.

•	Among the largest individual contributors to performance were National Semiconductor Corp., CBS Corp. and Herbalife Ltd. Underweights in Google, Inc. and Microsoft Corp. also helped, as did a lack of exposure to Cisco Systems, Inc.

•	Conversely, stock selection in industrials detracted from results. Underperformance can be attributed to our later-cycle positioning in the machinery industry, which lagged on concerns about slowing growth in China, as well as political unrest in the Middle East. Positioning in airlines also hurt, with higher jet fuel prices threatening to either significantly increase operating costs or destroy demand/traffic as airlines attempt to pass through costs in the form of higher ticket prices.

•	Among the largest individual detractors for the period were Community Health Systems, Inc., Applied Materials, Inc., NVIDIA Corp., Expedia, Inc. and Arch Coal, Inc.

Describe recent portfolio activity.

•	During the six-month period, we increased the Fund’s exposure to the IT and financials sectors, and also added to consumer staples and health care. We reduced our allocation to consumer discretionary, with additional decreases in utilities, energy and industrials.

•	The largest purchases within the Fund were Microsoft Corp., Biogen Idec, Inc., Applied Materials, Inc., NVIDIA Corp. and Lam Research Corp. The largest sales included Intel Corp., Abbott Laboratories, Ford Motor Co., National Semiconductor Corp. and TJX Cos., Inc.

Describe portfolio positioning at period end.

•	As of June 30, 2011, we continue to maintain a balance in the Fund between domestic cyclicals and more dependable growth names. The Fund’s largest sector overweights relative to the benchmark were health care and IT, while consumer staples and energy represented the largest underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests in a diversified portfolio of equity securities of large cap companies located in the United States that Fund management believes have good prospects for earnings growth.

[2]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance- related fees and expenses. The returns for Class III Shares prior to May 19, 2004, the commencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with greater-than-average growth orientation.
Performance Summary as of June 30, 2011

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years	10 Years[5]

Class I Shares[4]	11.62%	36.29%	2.52%	2.64%

Class III Shares[4]	11.47	36.10	2.26	2.39	[6]

Russell 1000® Growth Index	6.83	35.01	5.33	2.24

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]	The returns for Class III Shares prior to May 19, 2004, the commencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Fund Information as of June 30, 2011

Percent of
Sector Allocations	Long-Term Investments

Information Technology	31%
Health Care	19
Consumer Discretionary	17
Industrials	11
Energy	7
Consumer Staples	7
Materials	4
Financials	2
Telecommunication Services	1
Utilities	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and/or distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2011 and held through June 30, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	January 1, 2011	June 30, 2011	During the Period[1]	January 1, 2011	June 30, 2011	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,116.20	$4.09	$1,000.00	$1,020.93	$3.91	0.78%

Class III	$1,000.00	$1,114.70	$5.40	$1,000.00	$1,019.69	$5.16	1.03%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc. BlackRock Large Cap Growth V.I. Fund Schedule of Investments June 30, 2011 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 3.1%
Lockheed Martin Corp.	17,000	$1,376,490
Raytheon Co.	21,000	1,046,850
Textron, Inc.	50,000	1,180,500

		3,603,840

Airlines — 1.0%
Southwest Airlines Co.	103,000	1,176,260

Auto Components — 1.0%
TRW Automotive Holdings Corp. (a)	19,000	1,121,570

Beverages — 2.1%
Coca-Cola Enterprises, Inc.	42,000	1,225,560
Dr. Pepper Snapple Group, Inc.	28,000	1,174,040

		2,399,600

Biotechnology — 3.3%
Biogen Idec, Inc. (a)	15,000	1,603,800
Myriad Genetics, Inc. (a)	51,000	1,158,210
United Therapeutics Corp. (a)	19,000	1,046,900

		3,808,910

Capital Markets — 1.1%
TD Ameritrade Holding Corp.	62,000	1,209,620

Chemicals — 1.0%
CF Industries Holdings, Inc.	8,000	1,133,360

Commercial Services & Supplies — 1.9%
Avery Dennison Corp.	26,000	1,004,380
Waste Connections, Inc.	37,000	1,174,010

		2,178,390

Computers & Peripherals — 6.0%
Apple, Inc. (a)	9,000	3,021,030
Dell, Inc. (a)	90,000	1,500,300
Seagate Technology	76,000	1,228,160
Western Digital Corp. (a)	30,000	1,091,400

		6,840,890

Construction & Engineering — 3.2%
Chicago Bridge & Iron Co. NV	30,000	1,167,000
Fluor Corp.	21,000	1,357,860
KBR, Inc.	31,000	1,168,390

		3,693,250

Consumer Finance — 1.0%
Discover Financial Services, Inc.	45,000	1,203,750

Diversified Consumer Services — 2.7%
Apollo Group, Inc., Class A (a)	28,000	1,223,040
H&R Block, Inc.	47,000	753,880
ITT Educational Services, Inc. (a)	14,000	1,095,360

		3,072,280

Electronic Equipment, Instruments & Components — 1.0%
Corning, Inc.	61,000	1,107,150

Food & Staples Retailing — 1.0%
The Kroger Co.	46,000	1,140,800

Health Care Equipment & Supplies — 0.1%
Baxter International, Inc.	1,000	59,690

Health Care Providers & Services — 9.6%
Aetna, Inc.	26,000	1,146,340
AmerisourceBergen Corp.	34,000	1,407,600
Cardinal Health, Inc.	27,000	1,226,340
Health Management Associates, Inc., Class A (a)	118,000	1,272,040
Lincare Holdings, Inc.	41,000	1,200,070
McKesson Corp.	15,000	1,254,750
Tenet Healthcare Corp. (a)	167,000	1,042,080
UnitedHealth Group, Inc.	24,000	1,237,920
WellPoint, Inc.	15,000	1,181,550

		10,968,690

Household Durables — 1.1%
Tempur-Pedic International, Inc. (a)	19,000	1,288,580

IT Services — 2.6%
Amdocs Ltd. (a)	7,000	212,730
International Business Machines Corp.	8,000	1,372,400
The Western Union Co.	70,000	1,402,100

		2,987,230

Independent Power Producers & Energy Traders — 0.9%
NRG Energy, Inc. (a)	41,000	1,007,780

Industrial Conglomerates — 1.0%
General Electric Co.	61,000	1,150,460

Internet Software & Services — 0.4%
Rackspace Hosting, Inc. (a)	12,000	512,880

Life Sciences Tools & Services — 3.8%
Agilent Technologies, Inc. (a)	30,000	1,533,300
Illumina, Inc. (a)	17,000	1,277,550
Pharmaceutical Product Development, Inc.	40,000	1,073,600
Waters Corp. (a)	5,000	478,700

		4,363,150

Machinery — 0.8%
Manitowoc Co.	57,000	959,880

Media — 5.1%
CBS Corp., Class B	44,000	1,253,560
DIRECTV, Class A (a)	36,000	1,829,520
Interpublic Group of Cos., Inc.	105,000	1,312,500
John Wiley & Sons, Inc., Class A	23,000	1,196,230
Sirius XM Radio, Inc. (a)	104,000	227,760

		5,819,570

Metals & Mining — 3.3%
Alcoa, Inc.	74,000	1,173,640
Cliffs Natural Resources, Inc.	16,000	1,479,200
Walter Industries, Inc.	10,000	1,158,000

		3,810,840

Multiline Retail — 2.2%
Dollar Tree, Inc. (a)	19,000	1,265,780
Nordstrom, Inc.	28,000	1,314,320

		2,580,100

Oil, Gas & Consumable Fuels — 6.9%
Exxon Mobil Corp.	53,000	4,313,140
HollyFrontier Corp.	19,000	1,318,600
Marathon Oil Corp.	22,000	1,158,960
Murphy Oil Corp.	18,000	1,181,880

		7,972,580

Paper & Forest Products — 0.1%
International Paper Co.	4,000	119,280

Personal Products — 1.1%
Herbalife Ltd.	22,000	1,268,080

Pharmaceuticals — 2.2%
Bristol-Myers Squibb Co.	41,000	1,187,360
Eli Lilly & Co.	36,000	1,351,080

		2,538,440

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Semiconductors & Semiconductor Equipment — 14.2%
Altera Corp.	31,000	$1,436,850
Analog Devices, Inc.	34,000	1,330,760
Applied Materials, Inc.	90,000	1,170,900
Atmel Corp. (a)	87,000	1,224,090
Cypress Semiconductor Corp. (a)	59,000	1,247,260
KLA-Tencor Corp. (a)	29,000	1,173,920
Lam Research Corp. (a)	28,000	1,239,840
Marvell Technology Group Ltd. (a)	81,000	1,195,965
Maxim Integrated Products, Inc.	52,000	1,329,120
Nvidia Corp. (a)	79,000	1,258,865
Novellus Systems, Inc. (a)	35,000	1,264,900
ON Semiconductor Corp. (a)	114,000	1,193,580
Teradyne, Inc. (a)	81,000	1,198,800

		16,264,850

Software — 7.5%
Activision Blizzard, Inc.	103,000	1,203,040
Autodesk, Inc. (a)	35,000	1,351,000
Cadence Design Systems, Inc. (a)	122,000	1,288,320
Microsoft Corp.	131,000	3,406,000
Symantec Corp. (a)	66,000	1,301,520

		8,549,880

Specialty Retail — 3.2%
Limited Brands, Inc.	34,000	1,307,300
PetSmart, Inc.	28,000	1,270,360
Williams-Sonoma, Inc.	29,000	1,058,210

		3,635,870

Textiles, Apparel & Luxury Goods — 1.3%
Coach, Inc.	24,000	1,534,320

Tobacco — 2.4%
Philip Morris International, Inc.	42,000	2,804,340

Wireless Telecommunication Services — 1.1%
MetroPCS Communications, Inc. (a)	71,000	1,221,910

Total Investments (Cost — $102,224,718*) — 100.3%		115,108,070
Liabilities in Excess of Other Assets — (0.3)%		(347,750)

Net Assets — 100.0%		$114,760,320

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$103,113,571

Gross unrealized appreciation	$15,160,361
Gross unrealized depreciation	(3,165,862)

Net unrealized appreciation	$11,994,499

(a)	Non-income producing security.

Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares		Shares
	Held at		Held at
	December 31,	Net	June 30,
Affiliate	2010	Activity	2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	—	—	—	$131

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial reporting purposes as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1]	$115,108,070	—	—	$115,108,070

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Statement of Assets and Liabilities June 30, 2011 (Unaudited)

Assets:
Investments at value—unaffiliated (cost—$102,224,718)	$115,108,070
Dividends receivable	131,825
Capital shares sold receivable	19,112
Investments sold receivable	5,310
Prepaid expenses	4,499
Other assets	1,606

Total assets	115,270,422

Liabilities:
Bank overdraft.	292,255
Capital shares redeemed payable	125,998
Investment advisory fees payable	60,189
Distribution fees payable	1,659
Other affiliates payable	956
Officer’s and Directors’ fees payable	552
Other accrued expenses payable	28,493

Total liabilities	510,102

Net Assets	$114,760,320

Net Assets Consist of:
Paid-in capital	$98,743,296
Undistributed net investment income	326,446
Accumulated net realized gain	2,807,226
Net unrealized appreciation/depreciation	12,883,352

Net Assets	$114,760,320

Net Asset Value:
Class I—Based on net assets of $106,450,112 and 8,797,946 shares outstanding, 100 million shares authorized, $0.10 par value	$12.10

Class III—Based on net assets of $8,310,208 and 689,711 shares outstanding, 100 million shares authorized, $0.10 par value	$12.05

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Statement of Operations Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividends	$761,565
Foreign taxes withheld	(480)
Dividends—affiliated	131

Total income	761,216

Expenses:
Investment advisory	373,518
Accounting services	22,525
Professional	17,788
Officer and Directors	8,695
Distribution—Class III	8,598
Printing	8,301
Custodian	7,788
Transfer agent—Class I	2,406
Transfer agent—Class III	118
Miscellaneous	6,495

Total expenses	456,232
Less fees waived by advisor	(61)

Total expenses after fees waived	456,171

Net investment income	305,045

Realized and Unrealized Gain (Loss):
Net realized gain from investments	24,135,868
Net change in unrealized appreciation/depreciation on investments	(11,958,497)

Total realized and unrealized gain	12,177,371

Net Increase in Net Assets Resulting from Operations	$12,482,416

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2011	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2010

Operations:
Net investment income	$305,045	$1,034,689
Net realized gain	24,135,868	23,469,978
Net change in unrealized appreciation/depreciation	(11,958,497)	(5,326)

Net increase in net assets resulting from operations	12,482,416	24,499,341

Dividends to Shareholders From:
Net investment income:
Class I	—	(1,000,216)
Class III	—	(23,009)

Decrease in net assets resulting from dividends to shareholders	—	(1,023,225)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(7,038,969)	(77,212,419)

Net Assets:
Total increase (decrease) in net assets	5,443,447	(53,736,303)
Beginning of period	109,316,873	163,053,176

End of period	$114,760,320	$109,316,873

Undistributed net investment income	$326,446	$21,401

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)		2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.84		$9.45	$7.49	$12.71	$11.76	$11.00

Net investment income[1]	0.03		0.07	0.05	0.05	0.03	0.03
Net realized and unrealized gain (loss)	1.23		1.38	1.96	(5.22)	0.96	0.76

Net increase (decrease) from investment operations	1.26		1.45	2.01	(5.17)	0.99	0.79

Dividends from net investment income	—		(0.06)	(0.05)	(0.05)	(0.04)	(0.03)

Net asset value, end of period	$12.10		$10.84	$9.45	$7.49	$12.71	$11.76

Total Investment Return: [2]
Based on net asset value	11.62%	[3]	15.38%	26.81%	(40.70)%	8.39%	7.21%

Ratios to Average Net Assets:
Total expenses	0.78%	[4]	0.75%	0.77%	0.79%	0.76%	0.76%

Total expenses after fees waived	0.78%	[4]	0.75%	0.77%	0.79%	0.76%	0.76%

Net investment income	0.54%	[4]	0.67%	0.63%	0.45%	0.28%	0.30%

Supplemental Data:
Net assets, end of period (000)	$106,450		$103,607	$159,615	$111,216	$208,573	$215,808

Portfolio turnover	59%		171%	167%	139%	86%	116%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Financial Highlights (concluded)

	Class III
	Six Months Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)		2010	2009	2008	2007		2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.81		$9.43	$7.47	$12.68	$11.74		$10.99

Net investment income (loss)[1]	0.02		0.05	0.03	0.02	(0.00)	[2]	0.00	[3]
Net realized and unrealized gain (loss)	1.22		1.37	1.96	(5.21)	0.95		0.76

Net increase (decrease) from investment operations	1.24		1.42	1.99	(5.19)	0.95		0.76

Dividends from net investment income	—		(0.04)	(0.03)	(0.02)	(0.01)		(0.01)

Net asset value, end of period	$12.05		$10.81	$9.43	$7.47	$12.68		$11.74

Total Investment Return: [4]
Based on net asset value	11.47%	[5]	15.10%	26.63%	(40.89)%	8.07%		6.88%

Ratios to Average Net Assets:
Total expenses	1.03%	[6]	1.00%	1.02%	1.04%	1.01%		1.01%

Total expenses after fees waived	1.03%	[6]	1.00%	1.02%	1.04%	1.01%		1.01%

Net investment income (loss)	0.33%	[6]	0.48%	0.39%	0.23%	(0.01)%		0.02%

Supplemental Data:
Net assets, end of period (000)	$8,310		$5,709	$3,438	$2,707	$3,597		$3,109

Portfolio turnover	59%		171%	167%	139%	86%		116%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Amount is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.,
BlackRock Large Cap Growth V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Large Cap Growth V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at an annual rate of 0.65% from January 1, 2011 through May 31, 2011.

Effective June 1, 2011, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Investment
Advisory
Average Daily Net Assets	Fee

First $1 billion	0.65%

$1 billion—$3 billion	0.61%

$3 billion—$5 billion	0.59%

$5 billion—$10 billion	0.57%

Greater than $10 billion	0.55%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) as a percentage of net assets as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2011, the Fund reimbursed the Manager $1,042 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

compensation paid to the Company’s Chief Compliance Officer.

3.  Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2011, were $74,246,521 and $148,534,629, respectively.

4.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund pays a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the six months ended June 30, 2011.

5.  Capital Loss Carryforwards:

As of December 31, 2010, the Fund had capital loss carryforwards available to offset future realized capital gains in the amount of $20,439,789, which expires December 31, 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2011, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	473,358	$5,439,569

Shares redeemed	(1,230,950)	(14,426,967)

Net decrease	(757,592)	$(8,987,398)

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	3,105,743	$30,244,063

Shares issued to shareholders in reinvestment of dividends	92,152	1,000,216

Total issued	3,197,895	31,244,279

Shares redeemed	(10,530,661)	(110,079,553)

Net decrease	(7,332,766)	$(78,835,274)

Class III Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	317,313	$3,758,983

Shares redeemed	(155,710)	(1,810,554)

Net increase	161,603	$1,948,429

Class III Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	240,603	$2,368,537

Shares issued to shareholders in reinvestment of dividends	2,127	23,009

Total issued	242,730	2,391,546

Shares redeemed	(79,281)	(768,691)

Net increase	163,449	$1,622,855

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

8.  Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend in the following amounts per share on July 22, 2011 to shareholders of record on July 20, 2011:

Class I	$0.002265

Class III	$0.002265

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

June 30, 2011

Semi-Annual Report (Unaudited)

BlackRock Large Cap Value V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Fund Summary as of June 30, 2011
Investment Objective

BlackRock Large Cap Value V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.
Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2011, the Fund outperformed the benchmark Russell 1000® Value Index.

What factors influenced performance?

•	Positive performance in the health care and financials sectors more than offset negative results in industrials.

•	Stock selection in health care accounted for the largest contribution to results, with an overweight in the defensive sector providing a strong boost as well. Providers & services led the way as a combination of benign utilization trends and controlled pricing resulted in stellar earnings reports and healthy outlooks for health maintenance organizations—a segment in which the Fund was overweight. An overweight and stock selection in biotechnology also enhanced returns owing largely to positive pipeline developments for select holdings.

•	Outperformance in financials was due primarily to the Fund’s underweight in the sector generally, and in diversified financial services and capital markets in particular. These names underperformed during the period amid familiar concerns with respect to the uncertain impact of regulatory reforms and the continual lack of clarity on business models.

•	Among the largest individual contributors to performance were National Semiconductor Corp., Biogen Idec, Inc. and CBS Corp. The Fund’s underweight in Bank of America Corp. also was advantageous.

•	Conversely, stock selection in industrials detracted from results. Underperformance can be attributed to the Fund’s underexposure and stock selection in the road & rail industry. Positioning in airlines also hurt, with higher jet fuel prices threatening to either significantly increase operating costs or destroy demand/traffic as airlines attempt to pass through costs in the form of higher ticket prices.

•	Among the largest individual detractors for the period were Tellabs, Inc., Corning, Inc., MBIA, Inc. and Arch Coal, Inc. The Fund’s underweight in Pfizer, Inc. also hampered relative results.

Describe recent portfolio activity.

•	During the six-month period, we increased exposure to the health care, information technology (IT) and energy sectors, while we reduced allocations to utilities and consumer discretionary.

•	The largest purchases for the Fund were Pfizer, Inc., ConocoPhillips, Capital One Financial Corp., Texas Instruments, Inc. and Alcoa, Inc. The largest sales included Comcast Corp., National Semiconductor Corp., Intel Corp., News Corp. and Nabors Industries Ltd.

Describe portfolio positioning at period end.

•	As of June 30, 2011, we continue to maintain a balance in the Fund between domestic cyclicals and more dependable growth names. The Fund’s largest sector overweights relative to the benchmark were health care and IT, while financials and utilities represented the largest underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in equity securities of large cap companies that Fund management believes are undervalued.

[2]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance- related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares, prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

[3]	This unmanaged index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Performance Summary as of June 30, 2011

	6-Month	Average Annual Total Returns
	Total Returns	1 Year[5]	5 Years[5]	10 Years[5]

Class I Shares[4]	9.18%	31.08%	(0.13)%	5.46%

Class II Shares[4]	9.17	30.87	(0.27)	5.34	[6]

Class III Shares[4]	9.03	30.81	(0.45)[6]	5.16	[6]

Russell 1000® Value Index	5.92	28.94	1.15	3.99

[4]	Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]	The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares, prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

Past performance is not indicative of future results.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Fund Information as of June 30, 2011

Percent of
Sector Allocations	Long-Term Investments

Health Care	21%
Financials	17
Information Technology	15
Industrials	11
Energy	10
Consumer Discretionary	7
Consumer Staples	6
Materials	6
Telecommunication Services	5
Utilities	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and/or distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2011 and held through June 30, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	January 1, 2011	June 30, 2011	During the Period[1]	January 1, 2011	June 30, 2011	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,091.80	$4.51	$1,000.00	$1,020.48	$4.36	0.87%

Class II	$1,000.00	$1,091.70	$5.29	$1,000.00	$1,019.74	$5.11	1.02%

Class III	$1,000.00	$1,090.30	$5.80	$1,000.00	$1,019.24	$5.61	1.12%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund

Schedule of Investments June 30, 2011 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.3%
Lockheed Martin Corp.	16,000	$1,295,520
Raytheon Co.	31,000	1,545,350

		2,840,870

Airlines — 1.1%
Southwest Airlines Co.	121,000	1,381,820

Auto Components — 1.2%
TRW Automotive Holdings Corp. (a)	24,000	1,416,720

Beverages — 3.2%
Coca-Cola Enterprises, Inc.	44,000	1,283,920
Constellation Brands, Inc., Class A (a)	61,000	1,270,020
Dr. Pepper Snapple Group, Inc.	32,000	1,341,760

		3,895,700

Biotechnology — 2.8%
Amgen, Inc. (a)	38,000	2,217,300
Biogen Idec, Inc. (a)	11,000	1,176,120

		3,393,420

Capital Markets — 1.4%
American Capital Ltd. (a)	135,000	1,340,550
Raymond James Financial, Inc.	10,000	321,500

		1,662,050

Chemicals — 0.9%
Huntsman Corp.	42,000	791,700
RPM International, Inc.	14,000	322,280

		1,113,980

Commercial Banks — 2.9%
East-West Bancorp, Inc.	64,000	1,293,440
KeyCorp	122,000	1,016,260
Regions Financial Corp.	206,000	1,277,200

		3,586,900

Commercial Services & Supplies — 0.5%
Avery Dennison Corp.	16,000	618,080

Communications Equipment — 1.2%
Motorola Solutions, Inc. (a)	32,000	1,473,280

Computers & Peripherals — 4.0%
Dell, Inc. (a)	82,000	1,366,940
Lexmark International, Inc., Class A (a)	37,000	1,082,620
Seagate Technology	77,000	1,244,320
Western Digital Corp. (a)	35,000	1,273,300

		4,967,180

Construction & Engineering — 1.5%
Chicago Bridge & Iron Co. NV	15,000	583,500
Fluor Corp.	19,000	1,228,540

		1,812,040

Consumer Finance — 3.4%
Capital One Financial Corp.	32,000	1,653,440
Discover Financial Services, Inc.	56,000	1,498,000
SLM Corp.	57,000	958,170

		4,109,610

Diversified Consumer Services — 1.2%
H&R Block, Inc.	76,000	1,219,040
Service Corp. International	18,000	210,240

		1,429,280

Diversified Financial Services — 2.5%
JPMorgan Chase & Co.	10,000	409,400
Leucadia National Corp.	40,000	1,364,000
The NASDAQ Stock Market, Inc. (a)	50,000	1,265,000

		3,038,400

Diversified Telecommunication Services — 2.9%
AT&T, Inc.	30,000	942,300
Verizon Communications, Inc.	71,000	2,643,330

		3,585,630

Electronic Equipment, Instruments & Components — 1.3%
Corning, Inc.	87,000	1,579,050

Energy Equipment & Services — 1.1%
Helmerich & Payne, Inc.	20,000	1,322,400

Food & Staples Retailing — 1.6%
The Kroger Co.	51,000	1,264,800
Safeway, Inc.	32,000	747,840

		2,012,640

Health Care Equipment & Supplies — 1.1%
Baxter International, Inc.	23,000	1,372,870

Health Care Providers & Services — 9.7%
Aetna, Inc.	36,000	1,587,240
Cardinal Health, Inc.	32,000	1,453,440
Cigna Corp.	31,000	1,594,330
Coventry Health Care, Inc. (a)	22,000	802,340
Health Net, Inc. (a)	39,000	1,251,510
McKesson Corp.	14,000	1,171,100
UnitedHealth Group, Inc.	43,000	2,217,940
WellPoint, Inc.	23,000	1,811,710

		11,889,610

Household Products — 0.4%
The Procter & Gamble Co.	8,000	508,560

Independent Power Producers & Energy Traders — 2.2%
The AES Corp. (a)	107,000	1,363,180
NRG Energy, Inc. (a)	55,000	1,351,900

		2,715,080

Industrial Conglomerates — 3.3%
General Electric Co.	212,000	3,998,320

Insurance — 6.7%
American Financial Group, Inc.	35,000	1,249,150
American National Insurance Co.	2,000	155,000
Arch Capital Group Ltd. (a)	39,000	1,244,880
Assurant, Inc.	35,000	1,269,450
Principal Financial Group, Inc.	48,000	1,460,160
Prudential Financial, Inc.	3,000	190,770
Reinsurance Group of America, Inc.	21,000	1,278,060
Unum Group	54,000	1,375,920

		8,223,390

Machinery — 2.0%
AGCO Corp. (a)	25,000	1,234,000
Timken Co.	25,000	1,260,000

		2,494,000

Media — 3.4%
CBS Corp., Class B	58,000	1,652,420
Gannett Co., Inc.	83,000	1,188,560
Interpublic Group of Cos., Inc.	108,000	1,350,000

		4,190,980

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc. BlackRock Large Cap Value V.I. Fund Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Metals & Mining — 2.2%
Alcoa, Inc.	96,000	$1,522,560
Walter Industries, Inc.	10,000	1,158,000

		2,680,560

Oil, Gas & Consumable Fuels — 9.1%
Chevron Corp.	12,000	1,234,080
ConocoPhillips	32,000	2,406,080
Frontier Oil Corp.	41,000	1,324,710
Marathon Oil Corp.	36,000	1,896,480
Murphy Oil Corp.	21,000	1,378,860
Tesoro Corp. (a)	59,000	1,351,690
Valero Energy Corp.	61,000	1,559,770

		11,151,670

Paper & Forest Products — 2.8%
Domtar Corp.	13,000	1,231,360
International Paper Co.	28,000	834,960
MeadWestvaco Corp.	41,000	1,365,710

		3,432,030

Pharmaceuticals — 7.6%
Bristol-Myers Squibb Co.	71,000	2,056,160
Eli Lilly & Co.	44,000	1,651,320
Forest Laboratories, Inc. (a)	37,000	1,455,580
Johnson & Johnson	2,000	133,040
Pfizer, Inc.	198,000	4,078,800

		9,374,900

Semiconductors & Semiconductor Equipment — 6.2%
Applied Materials, Inc.	117,000	1,522,170
Atmel Corp. (a)	86,000	1,210,020
Fairchild Semiconductor International, Inc. (a)	44,000	735,240
KLA-Tencor Corp.	34,000	1,376,320
Novellus Systems, Inc. (a)	36,000	1,301,040
Texas Instruments, Inc.	45,000	1,477,350

		7,622,140

Software — 2.0%
CA, Inc.	52,000	1,187,680
Symantec Corp. (a)	63,000	1,242,360

		2,430,040

Specialty Retail — 1.0%
Limited Brands, Inc.	33,000	1,268,850

Tobacco — 1.1%
Philip Morris International, Inc.	21,000	1,402,170

Wireless Telecommunication Services — 2.4%
MetroPCS Communications, Inc. (a)	77,000	1,325,170
Sprint Nextel Corp. (a)	289,000	1,557,710

		2,882,880

Total Investments (Cost — $107,934,985*) — 100.2%		122,877,100
Liabilities in Excess of Other Assets — (0.2)%		(224,904)

Net Assets — 100.0%		$122,652,196

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$111,117,764

Gross unrealized appreciation	$15,829,826
Gross unrealized depreciation	(4,070,490)

Net unrealized appreciation	$11,759,336

(a)	Non-income producing security.

•	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Beneficial		Beneficial
	Interest		Interest
	Held at		Held at
	December 31,	Net	June 30,
Affiliate	2010	Activity	2011	Income

BlackRock Liquidity Series, LLC Money Market Series	—	—	—	$215

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1]	$122,877,100	—	—	$122,877,100

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Statement of Assets and Liabilities June 30, 2011 (Unaudited)

Assets:
Investments at value—unaffiliated (cost—$107,934,985)	$122,877,100
Dividends receivable	167,070
Capital shares sold receivable	2,383
Securities lending income receivable—affiliated	215
Prepaid expenses	4,414
Other assets	764

Total assets	123,051,946

Liabilities:
Bank overdraft	197,363
Capital shares redeemed payable	103,363
Investment advisory fees payable	74,039
Other affiliates payable	1,140
Officer’s and Directors’ fees payable	555
Distribution fees payable	507
Other accrued expenses payable	22,783

Total liabilities	399,750

Net Assets	$122,652,196

Net Assets Consist of:
Paid-in capital	$111,729,182
Undistributed net investment income	872,261
Accumulated net realized loss	(4,891,362)
Net unrealized appreciation/depreciation	14,942,115

Net Assets	$122,652,196

Net Asset Value:
Class I—Based on net assets of $119,030,660 and 11,120,653 shares outstanding, 100 million shares authorized, $0.10 par value	$10.70

Class II—Based on net assets of $2,680,653 and 250,392 shares outstanding, 100 million shares authorized, $0.10 par value	$10.71

Class III—Based on net assets of $940,883 and 88,608 shares outstanding, 100 million shares authorized, $0.10 par value	$10.62

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Statement of Operations Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividends	$1,138,652
Foreign taxes withheld	(225)
Securities lending—affiliated	215

Total income	1,138,642

Expenses:
Investment advisory	469,025
Distribution—Class II	1,890
Distribution—Class III	957
Professional	18,755
Accounting services	16,414
Custodian	9,136
Officer and Directors	8,514
Printing	7,088
Transfer agent—Class I	2,386
Transfer agent—Class II	58
Transfer agent—Class III	19
Miscellaneous	7,660

Total expenses	541,902
Less fees waived by advisor	(30)

Total expenses after fees waived	541,872

Net investment income	596,770

Realized and Unrealized Gain (Loss):
Net realized gain from investments	13,872,286
Net change in unrealized appreciation/depreciation on investments	(3,363,247)

Total realized and unrealized gain	10,509,039

Net Increase in Net Assets Resulting from Operations	$11,105,809

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2011	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2010

Operations:
Net investment income	$596,770	$1,475,510
Net realized gain	13,872,286	10,287,867
Net change in unrealized appreciation/depreciation	(3,363,247)	(2,604,369)

Net increase in net assets resulting from operations	11,105,809	9,159,008

Dividends to Shareholders From:
Net investment income:
Class I	—	(1,451,659)
Class II	—	(25,124)
Class III	—	(5,799)

Decrease in net assets resulting from dividends to shareholders	—	(1,482,582)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(12,389,554)	(23,113,119)

Net Assets:
Total decrease in net assets	(1,283,745)	(15,436,693)
Beginning of period	123,935,941	139,372,634

End of period	$122,652,196	$123,935,941

Undistributed net investment income	$872,261	$275,491

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)		2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$9.80		$9.13	$8.11	$13.32	$14.98	$14.31

Net investment income[1]	0.05		0.10	0.13	0.13	0.15	0.12
Net realized and unrealized gain (loss)	0.85		0.68	1.03	(5.09)	0.75	2.16

Net increase (decrease) from investment operations	0.90		0.78	1.16	(4.96)	0.90	2.28

Dividends and distributions from:
Net investment income	—		(0.11)	(0.14)	(0.09)	(0.16)	(0.13)
Net realized gain	—		—	—	(0.16)	(2.40)	(1.48)

Total dividends and distributions	—		(0.11)	(0.14)	(0.25)	(2.56)	(1.61)

Net asset value, end of period	$10.70		$9.80	$9.13	$8.11	$13.32	$14.98

Total Investment Return:[2]
Based on net asset value	9.18%	[3]	8.61%	14.33%	(37.26)%	5.88%	16.01%

Ratios to Average Net Assets:
Total expenses	0.87%	[4]	0.86%	0.89%	0.91%	0.86%	0.83%

Total expenses after fees waived	0.87%	[4]	0.86%	0.89%	0.91%	0.86%	0.83%

Net investment income	0.96%	[4]	1.08%	1.66%	1.17%	0.93%	0.81%

Supplemental Data:
Net assets, end of period (000)	$119,031		$121,090	$137,262	$149,944	$203,634	$231,547

Portfolio turnover	68%		161%	143%	117%	75%	68%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Financial Highlights (continued)

	Class II
	Six Months Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)		2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$9.81		$9.14	$8.12	$13.34	$14.98	$14.31

Net investment income[1]	0.04		0.09	0.12	0.11	0.17	0.12
Net realized and unrealized gain (loss)	0.86		0.68	1.03	(5.10)	0.71	2.16

Net increase (decrease) from investment operations	0.90		0.77	1.15	(4.99)	0.88	2.28

Dividends and distributions from:
Net investment income	—		(0.10)	(0.13)	(0.07)	(0.12)	(0.13)
Net realized gain	—		—	—	(0.16)	(2.40)	(1.48)

Total dividends and distributions	—		(0.10)	(0.13)	(0.23)	(2.52)	(1.61)

Net asset value, end of period	$10.71		$9.81	$9.14	$8.12	$13.34	$14.98

Total Investment Return:[2]
Based on net asset value	9.17%	[3]	8.47%	14.19%	(37.38)%	5.70%	16.01%

Ratios to Average Net Assets:
Total expenses	1.02%	[4]	1.01%	1.05%	1.06%	0.99%	0.86%

Total expenses after fees waived	1.02%	[4]	1.00%	1.05%	1.06%	0.99%	0.86%

Net investment income	0.81%	[4]	0.96%	1.40%	0.98%	0.88%	0.80%

Supplemental Data:
Net assets, end of period (000)	$2,681		$2,239	$1,899	$494	$3	$2

Portfolio turnover	68%		161%	143%	117%	75%	68%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Financial Highlights (concluded)

	Class III
	Six Months		Period					Period
	Ended		January 27,					September 30,
	June 30,	Year Ended	2009[1] to					2004[3] to
	2011	December 31,	December 31,	Year Ended December 31,				December 31,
	(Unaudited)	2010	2009	2007[2]		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$9.74	$9.07	$7.63	$14.97		$14.31	$13.36	$12.70

Net investment income[4]	0.04	0.08	0.08	0.11		0.12	0.09	0.04
Net realized and unrealized gain	0.84	0.69	1.50	0.76		2.15	2.19	1.59

Net increase from investment operations	0.88	0.77	1.58	0.87		2.27	2.28	1.63

Dividends and distributions from:
Net investment income	—	(0.10)	(0.14)	(0.12)		(0.13)	(0.08)	(0.11)
Net realized gain	—	—	—	(2.40)		(1.48)	(1.25)	(0.86)

Total dividends and distributions	—	(0.10)	(0.14)	(2.52)		(1.61)	(1.33)	(0.97)

Net asset value, end of period	$10.62	$9.74	$9.07	$13.32		$14.97	$14.31	$13.36

Total Investment Return:[5]
Based on net asset value	9.03% [6]	8.46%	20.67% [6]	5.69%		15.94%	17.39%	12.80% [6]

Ratios to Average Net Assets:
Total expenses	1.12% [7]	1.10%	1.15% [7]	1.06%		0.88%	0.85%	0.85% [7]

Total expenses after fees waived	1.12% [7]	1.10%	1.15% [7]	1.06%		0.88%	0.85%	0.85% [7]

Net investment income	0.71% [7]	0.85%	0.99% [7]	0.73%		0.78%	0.67%	1.31% [7]

Supplemental Data:
Net assets, end of period (000)	$941	$607	$212	—	[2]	$2	$1	$1

Portfolio turnover	68%	161%	143%	75%		68%	74%	116%

[1]	Recommencement of operations.

[2]	There were no Class III shares outstanding as of December 31, 2007 and during the year January 1, 2008 through December 31, 2008.

[3]	Commencement of operations.

[4]	Based on average shares outstanding.

[5]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Large Cap Value V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”), at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend and interest on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the period, the Fund accepted only cash collateral in connection with securities loaned.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at an annual rate of 0.75% from January 1, 2011 through May 31, 2011.

Effective June 1, 2011, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

average daily net assets at the following annual rates:

Investment
Advisory
Average Daily Net Assets	Fee

First $1 billion	0.75%

$1 billion—$3 billion	0.71%

$3 billion—$5 billion	0.68%

$5 billion—$10 billion	0.65%

Greater than $10 billion	0.64%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding dividend expense, interest expenses, acquired fund fees and expenses and certain other fund expenses) as a percentage of net assets as follows: 1.25% for Class I Shares, 1.40% for Class II Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2011, the Fund reimbursed the Manager $1,081 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Company received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the six months ended June 30, 2011, BIM received $116 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.  Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2011, were $86,105,246 and $97,992,043, respectively.

4.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund pays a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the six months ended June 30, 2011.

5.  Capital Loss Carryforwards:

As of December 31, 2010, the Fund had capital loss carryforwards available to offset future realized capital gains in the amount of $15,580,870, which expires December 31, 2017.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2011, the Fund invested a significant portion of its assets in the health care sector. Changes in economic conditions affecting the health care sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	251,853	$2,598,396

Shares redeemed	(1,483,187)	(15,497,590)

Net decrease	(1,231,334)	$(12,899,194)

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	2,240,198	$21,242,908

Shares issued to shareholders in reinvestment of dividends	151,779	1,451,659

Total issued	2,391,977	22,694,567

Shares redeemed	(5,074,313)	(46,308,095)

Net decrease	(2,682,336)	$(23,613,528)

Class II Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	41,815	$436,614

Shares redeemed	(19,598)	(202,508)

Net increase	22,217	$234,106

Class II Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	147,989	$1,364,457

Shares issued to shareholders in reinvestment of dividends	2,618	25,124

Total issued	150,607	1,389,581

Shares redeemed	(130,170)	(1,241,502)

Net increase	20,437	$148,079

Class III Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	29,508	$309,435

Shares redeemed	(3,199)	(33,901)

Net increase	26,309	$275,534

Class III Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	39,120	$353,232

Shares issued to shareholders in reinvestment of dividends	609	5,799

Total issued	39,729	359,031

Shares redeemed	(751)	(6,701)

Net increase	38,978	$352,330

8.  Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend in the following amounts per share on July 22, 2011 to shareholders of record on July 20, 2011 as follows:

Class I	$0.024293

Class II	$0.024293

Class III	$0.024293

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

June 30, 2011

Semi-Annual Report (Unaudited)

BlackRock Money Market V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Money Market Overview for the Six-Month Period Ended June 30, 2011

Throughout the six-month period ended June 30, 2011, the Federal Open Market Committee (the “Committee”) maintained the target range for the federal funds rate at 0.00% to 0.25%. At its June 22, 2011 meeting, the Committee indicated the “economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected.” The Committee attributed this unexpected weakness to temporary factors such as the impact of higher food and energy prices on consumer spending and supply chain disruptions in Japan. The Committee also noted that following completion of its $600 billion purchase of long-term US Treasury securities (the “QE2 program”), it would continue reinvesting principal payments from its Treasury holdings, which would maintain the Federal Reserve balance sheet at its current size.

In Europe, leaders have continued their efforts to strengthen the euro-zone financial system. At its summit held in March 2011, the European Union adopted a preliminary framework to address the size and scope of financial stability mechanisms, bank stress tests, fiscal reform, and surveillance of macroeconomic imbalances. In April 2011, the European Central Bank (ECB) raised its key interest rate by 0.25% to 1.25%, signaling one of the first monetary tightening cycles in the developed world since the global credit crisis.

In early June, heightened concerns about sovereign debt risk in certain peripheral European countries led to additional volatility in financial markets. In order to improve liquidity conditions, the ECB extended the term of its longer-term refinancing operations to expire in September 2011. Later in the month, the US Federal Reserve Bank extended the term of its U.S. dollar liquidity swap facilities with the ECB, the Bank of Canada, the Bank of England and the Swiss National Bank to August 1, 2012 for the purpose of maintaining liquidity.

Despite ongoing concerns about peripheral European sovereign debt, London Interbank Offered Rates (LIBOR settings) declined over the six-month period, with some settings decreasing as much as 7 basis points. Overall, the slope of the LIBOR curve, as measured from one month to one year, steepened by ten basis points over the period.

In the tax-exempt space, historically low rates resulted in an overall decline in money fund assets over the past six months as investors continued to move to longer-term securities or equities. The seven-day Securities Industry and Financial Markets Association (SIFMA) Index, which is the benchmark for most municipal money market portfolio holdings, averaged 0.22% for the six-month period, reaching an all-time low of just 0.09% at the end of June 2011. Municipal variable rate demand note (VRDN) issuance was minimal during the later half of this period and dealer inventory remained manageable. Given these conditions, VRDN rates remained low as non-traditional buyers (such as taxable money market funds) continued to find opportunities in the tax-exempt market. Additionally, continued pressure in European financial markets has compelled money fund managers to take a more conservative approach on some historically higher-yielding bank names.

Since the beginning of the year, expiring letters of credit on VRDNs have been successfully substituted and many new banks have entered the letter of credit market. This has provided money funds with diversification opportunities away from the traditional banks.

The beginning of June marked the start of “note season,” when state and local governments typically issue a large amount of one-year, fixed rate securities. Generally speaking, municipal money market funds take advantage of this opportunity to extend their weighted average maturity, pick up yield and diversify beyond bank exposure. The one-year Moody’s Investment Grade scale (MIG-1) rallied 12 basis points over the six-month period from 0.38% to 0.26%, as measured by Thomson Municipal Data.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Fund Information as of June 30, 2011
Investment Objective

BlackRock Money Market V.I. Fund’s (the “Fund”) investment objective is to seek to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing.

Percent of
Portfolio Composition	Net Assets

Commercial Paper	64%
Municipal Bonds	13
US Government Sponsored Agency Obligations	11
US Treasury Obligations	10
Corporate Notes	1
Repurchase Agreements	1

Total	100%

	7-Day	7-Day
Yields	SEC Yield	Yield

Class I	0.00%	0.00%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results.
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2011, and held through June 30, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value,	Account Value	Expenses Paid	Account Value,	Account Value	Expenses Paid	Annualized
	January 1, 2011	June 30, 2011	During the Period[1]	January 1, 2011	June 30, 2011	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,000.00	$1.29	$1,000.00	$1,023.51	$1.30	0.26%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund

Schedule of Investments June 30, 2011 (Unaudited)	(Percentages shown are based on Net Assets)

	Par
Commercial Paper	(000)	Value

Alantis One Funding Corp., 0.21%, 8/03/11 (a)	$1,000	$999,808
Amsterdam Funding Corp., 0.20%, 8/15/11 (a)	5,000	4,998,750
Antalis U.S. Funding Corp., 0.25%, 8/05/11 (a)	7,000	6,998,299
Argento Variable Funding Co., LLC, 0.22%, 9/01/11 (a)	3,000	2,998,863
Aspen Funding Corp., 0.21%, 8/22/11 (a)	2,000	1,999,393
Barclays U.S. Funding LLC, 0.21%, 8/11/11 (a)	2,000	1,999,522
Cancara Asset Securitization LLC (a):
0.27%, 7/06/11	4,000	3,999,850
0.22%, 8/25/11	5,000	4,998,319
Chariot Funding LLC (a):
0.13%, 7/11/11	5,549	5,548,800
0.12%, 7/18/11	650	649,963
0.17%, 9/15/11	3,000	2,998,923
Credit Agricole North America, Inc., 0.26%, 9/02/11 (a)	4,000	3,998,180
Fairway Finance Co., LLC 0.21%, 11/14/11 (b)	7,000	7,000,000
Fortis Funding LLC (a):
0.25%, 8/08/11	7,000	6,998,153
0.23%, 9/01/11	1,000	999,604
ING (U.S.) Funding LLC (a):
0.14%, 7/28/11	7,000	6,999,291
0.30%, 11/10/11	2,000	1,997,800
JPMorgan Chase & Co., 0.22%, 3/16/12 (b)	1,500	1,500,000
Kells Funding LLC (b):
0.36%, 2/10/12	2,000	2,000,000
0.36%, 2/15/12	5,000	5,000,000
MetLife Short Term Funding LLC (a):
0.25%, 7/12/11	3,000	2,999,771
0.22%, 7/18/11	1,000	999,896
0.23%, 7/18/11	1,000	999,891
0.25%, 8/15/11	1,900	1,899,406
0.21%, 8/23/11	3,092	3,091,044
0.24%, 10/03/11	1,000	999,373
Mont Blanc Capital Corp., 0.12%, 7/08/11 (a)	3,000	2,999,930
Natexis Banques Populaires, 0.20%, 7/01/11 (a)	5,000	5,000,000
Nieuw Amsterdam Receivables Corp. (a):
0.13%, 7/01/11	1,000	1,000,000
0.26%, 7/08/11	4,000	3,999,798
0.18%, 9/13/11	3,000	2,998,890
Nordea North America, Inc. (a):
0.23%, 10/19/11	575	574,605
0.23%, 10/20/11	875	874,393
Novartis Finance Corp., 0.26%, 8/12/11 (a)	3,000	2,999,090
Regency Markets No. 1 LLC, 0.17%, 7/18/11 (a)	1,500	1,499,880
Scaldis Capital LLC, 0.23%, 9/06/11 (a)	6,000	5,997,432
Solitaire Funding LLC, 0.12%, 7/07/11 (a)	3,000	2,999,940
Surrey Funding Corp., 0.20%, 7/18/11 (a)	8,000	7,999,244
Sydney Capital Corp., 0.32%, 7/27/11 (a)	4,000	3,999,076
Thunder Bay Funding LLC (a):
0.18%, 8/09/11	5,000	4,999,025
0.17%, 9/08/11	1,000	999,674
Variable Funding Capital Corp., 0.20%, 7/26/11 (a)	3,000	2,999,583
Windmill Funding Corp., 0.17%, 8/22/11 (a)	2,000	1,999,509

Total Commercial Paper — 63.6%		139,612,968

Corporate Notes

JPMorgan Chase Bank NA., 0.30%, 7/17/12 (b)	2,480	2,480,000

Total Corporate Notes — 1.1%		2,480,000

Municipal Bonds (c)

California HFA, RB, VRDN, Home Mortgage, Series U, AMT (Fannie Mae LOC, Freddie Mac LOC), 0.07%, 7/07/11	2,300	2,300,000
City of Charlotte North Carolina, COP, Refunding, VRDN, NASCAR, Series D (Bank of America NA LOC), 0.10%, 7/07/11	7,500	7,500,000
Maryland Community Development Administration, RB, VRDN, Residential Housing, Series J, AMT (State Street Bank & Trust Co. SBPA), 0.09%, 7/07/11	3,000	3,000,000
New York City Industrial Development Agency, RB, VRDN, New York Law School Project, Series A (JPMorgan Chase Bank LOC), 0.06%, 7/07/11	2,245	2,245,000
New York State HFA, RB, VRDN, Series A:
10 Barclay Street (Fannie Mae LOC), 0.07%, 7/07/11	5,000	5,000,000
Biltmore Tower Housing, AMT (Fannie Mae LOC), 0.07%, 7/07/11	3,000	3,000,000
Victory Housing, AMT (Freddie Mac LOC), 0.07%, 7/07/11	5,000	5,000,000

Total Municipal Bonds — 12.8%		28,045,000

US Government Sponsored Agency Obligations (b)

Fannie Mae Variable Rate Notes:
0.18%, 7/26/12	2,500	2,499,465
0.22%, 9/17/12	1,000	999,754
0.22%, 12/20/12	1,000	999,702
Federal Home Loan Bank Variable Rate Notes, 0.24%, 10/06/11	3,000	2,999,676
Freddie Mac Variable Rate Notes:
0.14%, 12/29/11	3,500	3,499,124
0.15%, 2/16/12	5,000	4,998,730
0.16%, 4/03/12	4,000	3,998,768
0.13%, 11/02/12	3,000	2,997,561
0.24%, 1/24/13	1,500	1,499,051

Total US Government Sponsored Agency Obligations — 11.1%		24,491,831

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AMT	Alternative Minimum Tax (subject to)	RB	Revenue Bonds
COP	Certificates of Participation	SBPA	Stand-by Bond Purchase Agreement
HFA	Housing Finance Agency	VRDN	Variable Rate Demand Notes
LOC	Letter of Credit

See Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc. BlackRock Money Market V.I. Fund Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

	Par
US Treasury Obligations	(000)	Value

US Treasury Bills, 0.20%, 7/07/11 (a)	$3,000	$2,999,900
US Treasury Notes:
1.00%, 9/30/11	3,000	3,005,399
1.00%–4.63%, 10/31/11	5,000	5,048,690
0.88%, 1/31/12	7,500	7,530,011
4.63%, 2/29/12	3,000	3,089,154

Total US Treasury Obligations — 9.9%		21,673,154

	Par
Repurchase Agreements	(000)	Value

Deutsche Bank Securities, Inc., 0.01%, 7/01/11 (Purchased on 6/30/11 to be repurchased at $1,392,000 collateralized by Fannie Mae Medium Term Notes,1.00% due 1/20/26, par and fair value of 1,392,000 and $1,420,101, respectively)	$1,392	$1,392,000

Total Repurchase Agreements — 0.6%		1,392,000

Total Investments (Cost — $217,694,953*) — 99.1%		217,694,953
Other Assets Less Liabilities — 0.9%		1,915,391

Net Assets — 100.0%		$219,610,344

*	Cost for federal income tax purposes.

(a)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Short-Term Securities[1]	—	$217,694,953	—	$217,694,953

[1]	See above Schedule of Investments for values in each security type.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Statement of Assets and Liabilities June 30, 2011 (Unaudited)

Assets:
Investments at value—unaffiliated (cost—$217,694,953)	$217,694,953
Cash	980
Investments sold receivable	14,688,938
Interest receivable	145,825
Capital shares sold receivable	140,349
Prepaid expenses	5,640

Total assets	232,676,685

Liabilities:
Investments purchased payable	12,041,156
Capital shares redeemed payable	954,162
Investment advisory fees payable	24,735
Other affiliates payable	1,345
Officer’s and Directors’ fees payable	462
Other accrued expenses payable	44,481

Total liabilities	13,066,341

Net Assets	$219,610,344

Net Assets Consist of:
Paid-in capital	$219,604,046
Undistributed net realized gain	6,298

Net Assets	$219,610,344

Net Asset Value:
Class I—Based on net assets of $219,610,344 and 219,679,977 shares outstanding, 3.3 billion shares authorized, $0.10 par value	$1.00

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Statement of Operations Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Interest	$286,412

Expenses:
Investment advisory	554,789
Accounting services	30,608
Professional	20,824
Printing	12,745
Officer and Directors	9,217
Custodian	6,511
Transfer agent	2,496
Miscellaneous	8,589

Total expenses	645,779
Less fees waived by advisor	(359,407)

Total expenses after fees waived	286,372

Net investment income	40

Realized Gain:
Net realized gain from investments	6,266

Net Increase in Net Assets Resulting from Operations	$6,306

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2011	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2010

Operations:
Net investment income	$40	$24
Net realized gain	6,266	4,293

Net increase in net assets resulting from operations	6,306	4,317

Dividends and Distributions to Shareholders From:
Net investment income	(40)	(24)
Net realized gain	(50)	(7,823)

Decrease in net assets resulting from dividends and distributions to shareholders	(90)	(7,847)

Capital Share Transactions:
Net proceeds from sale of shares	24,572,573	47,781,311
Reinvestment of dividends and distributions	88	7,805
Cost of shares redeemed	(41,756,385)	(118,479,581)

Net decrease in net assets derived from capital share transactions	(17,183,724)	(70,690,465)

Net Assets:
Total decrease in net assets	(17,177,508)	(70,693,995)
Beginning of period	236,787,852	307,481,847

End of period	$219,610,344	$236,787,852

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)		2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000		0.0000	0.0014	0.0249	0.0476	0.0443
Net realized and unrealized gain	—		—	0.0001	0.0001	0.0002	0.0003

Net increase from investment operations	0.0000		0.0000	0.0015	0.0250	0.0478	0.0446

Dividends and distributions from:
Net investment income	(0.0000)		(0.0000)	(0.0014)	(0.0249)	(0.0476)	(0.0443)
Net realized gain	—		—	(0.0001)	—	—	—

Total dividends and distributions	(0.0000)		(0.0000)	(0.0015)	(0.0249)	(0.0476)	(0.0443)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return:[1]
Total investment return:	0.00%	[2]	0.00%	0.16%	2.53%	4.86%	4.48%

Ratios to Average Net Assets:
Total expenses	0.58%	[3]	0.58%	0.62%	0.60%	0.58%	0.58%

Total expenses after fees waived	0.26%	[3]	0.30%	0.48%	0.60%	0.58%	0.58%

Net investment income	0.00%	[3]	0.00%	0.15%	2.52%	4.76%	4.45%

Supplemental Data:
Net assets, end of period (000)	$219,610		$236,788	$307,482	$288,032	$307,056	$275,563

[1]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[2]	Aggregate total investment return.

[3]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Money Market V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 of the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion and amortization of any discounts and premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Repurchase Agreements: The Fund may invest in repurchase agreements. In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared daily and reinvested monthly. Distributions of realized gains, if any, are recorded on the ex-dividend date. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Investment
Advisory
Average Daily Net Assets	Fee

First $1 billion	0.500%

$1—$2 billion	0.450%

$2—$3 billion	0.400%

$3—$4 billion	0.375%

$4—$7 billion	0.350%

$7—$10 billion	0.325%

$10—$15 billion	0.300%

Greater than $15 billion	0.290%

The Manager entered into a sub-advisory agreement with BlackRock Institutional Management Company (“BIMC”), an affiliate of the Manager. The Manager pays BIMC for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses) as a percentage of net assets, to 1.25%. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees and reimburse operating expenses to enable the Fund to maintain a minimum daily net investment income dividend. These amounts are reported in the Statement of Operation as fees waived by advisor. The Manager may discontinue the waiver or reimbursement at any time.

For the six months ended June 30, 2011, the Fund reimbursed the Manager $1,292 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.  Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

4.  Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

5.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

June 30, 2011

Semi-Annual Report (Unaudited)

BlackRock S&P 500 Index V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Fund Summary as of June 30, 2011
Investment Objective

BlackRock S&P 500 Index V.I. Fund’s (the “Fund”) investment objective is to seek investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500® Index (the “S&P 500®”).
Portfolio Management Commentary

How did the Fund perform?

•	For the six months ended June 30, 2011, the Fund’s Class I and Class II Shares returned 5.79% and 5.75%, respectively, while the benchmark S&P 500® returned 6.02% for the same period. The S&P 500® is an unmanaged index that covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (the “NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

•	Returns for the Fund’s respective share classes differ from the benchmark based on individual share-class expenses.

Describe the market environment.

•	US equity markets began the year on an upswing. Confidence levels were improving, the economy was recovering and investors were increasing their holdings of riskier assets. US stocks moved higher during the first four months of 2011 despite volatility from significant global events. Political turmoil spread across the Middle East/North Africa region and prices of oil and other commodities rose sharply. March brought devastating natural disasters that left Japan with massive infrastructure damage and a nuclear crisis. In April, S&P’s changed its ratings outlook for long-term US and Japanese debt from stable to negative. However, equity markets charged forward as investors chose to focus on the continuing stream of strong corporate earnings reports.

•	Meanwhile, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis was not over. Financial markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt. This development rekindled fears about the broader sovereign debt crisis in Europe and its further contagion among peripheral countries. Concurrently, it became evident that the pace of US and global economic growth had slowed. The impact of higher oil prices and supply chain disruptions in Japan finally surfaced in weak economic data. Investors pulled back from riskier assets amid heightened uncertainty and equity markets experienced a correction throughout most of May and June. The last week of June brought a sharp rally on encouraging data from the US manufacturing sector and Germany’s decision to support the refinancing of Greece’s public debt.

•	From a sector perspective, health care stocks (+13.93%) led the S&P 500®, driven by increased merger and acquisition activity. Energy stocks (+11.39%) benefited from rising oil prices earlier in the period. All other sectors provided positive returns with the exception of financials (-3.06%), where the banking industry remained under pressure amid heightened concerns about the sovereign debt crisis.

Describe recent portfolio activity.

•	During the six-month period, as changes were made to the composition of the S&P 500®, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Total Return Based on a $10,000 Investment

[1]	Under normal circumstances, the Fund invests at least 80% of its net assets in the common stocks of the S&P 500® and in derivative financial instruments linked to the S&P 500®.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, are based upon performance of the Fund’s Class I Shares and are adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.

[3]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
Performance Summary as of June 30, 2011

	6-Month	Average Annual Total Returns
	Total Returns	1 Year[5]	5 Years[5]	10 Years[5]

Class I Shares[4]	5.79%	30.18%	2.66%	2.39%

Class II Shares[4]	5.75	30.05	2.42	2.22	[6]

S&P 500®	6.02	30.69	2.94	2.72

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]	The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, are based upon performance of the Fund’s Class I Shares and are adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.

Past performance is not indicative of future results.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Fund Information as of June 30, 2011

Percent of
Sector Allocations	Long-Term Investments

Information Technology	18%
Financials	15
Energy	13
Health Care	12
Industrials	11
Consumer Discretionary	11
Consumer Staples	10
Materials	4
Utilities	3
Telecommunication Services	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and/or distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2011 and held through June 30, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	January 1, 2011	June 30, 2011	During the Period[1]	January 1, 2011	June 30, 2011	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,057.90	$2.09	$1,000.00	$1,022.76	$2.06	0.41%

Class II	$1,000.00	$1,057.50	$2.86	$1,000.00	$1,022.02	$2.81	0.56%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or equity risks. Such derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund

Schedule of Investments June 30, 2011 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.8%
Boeing Co.	9,830	$726,732
General Dynamics Corp.	4,942	368,278
Goodrich Corp.	1,667	159,198
Honeywell International, Inc.	10,486	624,861
ITT Corp.	2,426	142,964
L-3 Communications Holdings, Inc.	1,408	123,130
Lockheed Martin Corp.	3,804	308,010
Northrop Grumman Corp.	3,916	271,575
Precision Castparts Corp.	1,903	313,329
Raytheon Co.	4,704	234,494
Rockwell Collins, Inc.	2,043	126,033
Textron, Inc.	3,640	85,940
United Technologies Corp.	12,151	1,075,485

		4,560,029

Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.	2,147	169,269
Expeditors International Washington, Inc.	2,856	146,199
FedEx Corp.	4,214	399,698
United Parcel Service, Inc., Class B	13,135	957,936

		1,673,102

Airlines — 0.1%
Southwest Airlines Co.	10,478	119,659

Auto Components — 0.3%
The Goodyear Tire & Rubber Co. (a)	3,348	56,146
Johnson Controls, Inc.	8,982	374,190

		430,336

Automobiles — 0.5%
Ford Motor Co. (a)	50,531	696,823
Harley-Davidson, Inc.	3,152	129,137

		825,960

Beverages — 2.5%
Brown-Forman Corp., Class B	1,392	103,968
The Coca-Cola Co.	30,462	2,049,788
Coca-Cola Enterprises, Inc.	4,314	125,882
Constellation Brands, Inc., Class A (a)	2,451	51,030
Dr. Pepper Snapple Group, Inc.	2,906	121,849
Molson Coors Brewing Co., Class B	2,078	92,970
PepsiCo, Inc.	21,031	1,481,213

		4,026,700

Biotechnology — 1.2%
Amgen, Inc. (a)	12,362	721,323
Biogen Idec, Inc. (a)	3,229	345,245
Celgene Corp. (a)	6,165	371,873
Cephalon, Inc. (a)	1,018	81,338
Gilead Sciences, Inc. (a)	10,426	431,740

		1,951,519

Building Products — 0.0%
Masco Corp.	4,740	57,022

Capital Markets — 2.3%
Ameriprise Financial, Inc.	3,194	184,230
The Bank of New York Mellon Corp.	16,466	421,859
BlackRock, Inc. (b)	1,286	246,668
The Charles Schwab Corp.	13,247	217,913
E*Trade Financial Corp. (a)	3,459	47,734
Federated Investors, Inc., Class B	1,270	30,277
Franklin Resources, Inc.	1,924	252,602
The Goldman Sachs Group, Inc.	6,873	914,728
Invesco Ltd.	6,210	145,314
Janus Capital Group, Inc.	2,598	24,525
Legg Mason, Inc.	1,998	65,454
Morgan Stanley	20,494	471,567
Northern Trust Corp.	3,203	147,210
State Street Corp.	6,737	303,771
T. Rowe Price Group, Inc.	3,435	207,268

		3,681,120

Chemicals — 2.1%
Air Products & Chemicals, Inc.	2,801	267,720
Airgas, Inc.	944	66,118
CF Industries Holdings, Inc.	960	136,003
The Dow Chemical Co.	15,630	562,680
E.I. du Pont de Nemours & Co.	12,331	666,491
Eastman Chemical Co.	930	94,925
Ecolab, Inc.	3,087	174,045
FMC Corp.	956	82,235
International Flavors & Fragrances, Inc.	1,052	67,580
Monsanto Co.	7,116	516,195
PPG Industries, Inc.	2,085	189,297
Praxair, Inc.	4,058	439,847
The Sherwin-Williams Co.	1,173	98,379
Sigma-Aldrich Corp.	1,618	118,729

		3,480,244

Commercial Banks — 2.7%
BB&T Corp.	9,212	247,250
Comerica, Inc.	2,391	82,657
Fifth Third Bancorp	12,144	154,836
First Horizon National Corp.	3,548	33,848
Huntington Bancshares, Inc.	11,646	76,398
KeyCorp	12,832	106,891
M&T Bank Corp.	1,669	146,788
Marshall & Ilsley Corp.	7,249	57,774
The PNC Financial Services Group, Inc. (b)	7,023	418,641
Regions Financial Corp.	16,855	104,501
SunTrust Banks, Inc.	7,184	185,347
U.S. Bancorp	25,681	655,122
Wells Fargo & Co.	70,293	1,972,422
Zions Bancorp.	2,512	60,313

		4,302,788

Commercial Services & Supplies — 0.5%
Avery Dennison Corp.	1,432	55,318
Cintas Corp.	1,652	54,565
Iron Mountain, Inc.	2,631	89,691
Pitney Bowes, Inc.	2,642	60,740
R.R. Donnelley & Sons Co.	2,415	47,358
Republic Services, Inc., Class A	3,983	122,875
Stericycle, Inc. (a)	1,159	103,290
Waste Management, Inc.	6,306	235,025

		768,862

Communications Equipment — 2.0%
Cisco Systems, Inc. (a)	73,030	1,139,998
F5 Networks, Inc. (a)	1,081	119,180
Harris Corp.	1,678	75,611
JDS Uniphase Corp. (a)	3,110	51,812
Juniper Networks, Inc. (a)	7,094	223,461
Motorola Mobility Holdings, Inc. (a)	3,874	85,383
Motorola Solutions, Inc. (a)	4,548	209,390
QUALCOMM, Inc.	22,182	1,259,716
Tellabs, Inc.	4,459	20,556

		3,185,107

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Computers & Peripherals — 4.2%
Apple, Inc. (a)	12,293	$4,126,391
Dell, Inc. (a)	21,926	365,506
EMC Corp. (a)(c)	27,301	752,143
Hewlett-Packard Co.	27,623	1,005,477
Lexmark International, Inc., Class A (a)	1,107	32,391
NetApp, Inc. (a)	4,879	257,514
SanDisk Corp. (a)	3,205	133,007
Western Digital Corp. (a)	3,075	111,869

		6,784,298

Construction & Engineering — 0.2%
Fluor Corp.	2,293	148,265
Jacobs Engineering Group, Inc. (a)	1,651	71,406
Quanta Services, Inc. (a)	2,887	58,318

		277,989

Construction Materials — 0.0%
Vulcan Materials Co.	1,757	67,697

Consumer Finance — 0.8%
American Express Co.	13,938	720,595
Capital One Financial Corp.	6,136	317,047
Discover Financial Services, Inc.	7,233	193,483
SLM Corp. (a)	6,993	117,552

		1,348,677

Containers & Packaging — 0.1%
Ball Corp.	2,227	85,650
Bemis Co.	1,388	46,887
Owens-Illinois, Inc. (a)	2,168	55,956
Sealed Air Corp.	2,195	52,219

		240,712

Distributors — 0.1%
Genuine Parts Co.	2,061	112,118

Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (a)	1,628	71,111
DeVry, Inc.	788	46,594
H&R Block, Inc.	4,094	65,668

		183,373

Diversified Financial Services — 3.7%
Bank of America Corp.	134,650	1,475,764
CME Group, Inc.	889	259,223
Citigroup, Inc.	38,812	1,616,132
IntercontinentalExchange, Inc. (a)	974	121,467
JPMorgan Chase & Co.	52,806	2,161,878
Leucadia National Corp.	2,617	89,240
Moody’s Corp.	2,597	99,595
The NASDAQ Stock Market, Inc. (a)	2,061	52,143
NYSE Euronext	3,521	120,665

		5,996,107

Diversified Telecommunication Services — 2.7%
AT&T, Inc.	78,713	2,472,376
CenturyLink, Inc.	8,024	324,410
Frontier Communications Corp.	13,189	106,435
Verizon Communications, Inc.	37,634	1,401,114
Windstream Corp.	6,668	86,417

		4,390,752

Electric Utilities — 1.8%
American Electric Power Co., Inc.	6,377	240,285
Duke Energy Corp.	17,626	331,898
Edison International	4,371	169,376
Entergy Corp.	2,375	162,165
Exelon Corp.	8,777	376,007
FirstEnergy Corp.	5,547	244,900
NextEra Energy, Inc.	5,638	323,959
Northeast Utilities, Inc.	2,395	84,232
PPL Corp.	7,672	213,512
Pepco Holdings, Inc.	3,082	60,500
Pinnacle West Capital Corp.	1,414	63,036
Progress Energy, Inc.	3,889	186,711
The Southern Co.	11,329	457,465

		2,914,046

Electrical Equipment — 0.5%
Emerson Electric Co.	9,999	562,444
Rockwell Automation, Inc.	1,938	168,141
Roper Industries, Inc.	1,289	107,373

		837,958

Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	2,369	127,902
Corning, Inc.	20,959	380,406
Flir Systems, Inc. (a)	2,089	70,420
Jabil Circuit, Inc.	2,675	54,035
Molex, Inc.	1,788	46,077

		678,840

Energy Equipment & Services — 2.3%
Baker Hughes, Inc.	5,758	417,800
Cameron International Corp. (a)	3,225	162,185
Diamond Offshore Drilling, Inc.	947	66,678
FMC Technologies, Inc. (a)	3,157	141,402
Halliburton Co.	12,199	622,149
Helmerich & Payne, Inc.	1,448	95,742
Nabors Industries Ltd. (a)	3,798	93,583
National Oilwell Varco, Inc.	5,647	441,652
Noble Corp.	3,348	131,945
Rowan Cos., Inc. (a)	1,737	67,413
Schlumberger Ltd.	18,042	1,558,829

		3,799,378

Food & Staples Retailing — 2.3%
CVS Caremark Corp.	17,989	676,027
Costco Wholesale Corp.	5,828	473,467
The Kroger Co.	8,130	201,624
SUPERVALU, Inc.	2,952	27,778
SYSCO Corp.	7,728	240,959
Safeway, Inc.	4,639	108,414
Wal-Mart Stores, Inc.	25,424	1,351,031
Walgreen Co.	12,137	515,337
Whole Foods Market, Inc. (a)	1,978	125,504

		3,720,141

Food Products — 1.8%
Archer-Daniels-Midland Co.	9,039	272,526
Campbell Soup Co.	2,399	82,886
ConAgra Foods, Inc.	5,423	139,968
Dean Foods Co. (a)	2,330	28,589
General Mills, Inc.	8,529	317,449
H.J. Heinz Co.	4,268	227,399
The Hershey Co.	2,011	114,325
Hormel Foods Corp.	1,795	53,509
The J.M. Smucker Co.	1,523	116,418
Kellogg Co.	3,342	184,880
Kraft Foods, Inc.	23,348	822,550
McCormick & Co., Inc.	1,765	87,491
Mead Johnson Nutrition Co.	2,714	183,331

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Food Products (concluded)

Sara Lee Corp.	7,763	$147,419
Tyson Foods, Inc., Class A	3,986	77,408

		2,856,148

Gas Utilities — 0.1%
Nicor, Inc.	577	31,585
Oneok, Inc.	1,417	104,872

		136,457

Health Care Equipment & Supplies — 1.9%
Baxter International, Inc.	7,558	451,137
Becton Dickinson & Co.	2,891	249,117
Boston Scientific Corp. (a)	20,138	139,153
C.R. Bard, Inc.	1,145	125,790
CareFusion Corp. (a)	2,942	79,934
Covidien Plc	6,620	352,383
Dentsply International, Inc.	1,895	72,162
Edwards Lifesciences Corp. (a)	1,507	131,380
Intuitive Surgical, Inc. (a)	526	195,730
Medtronic, Inc.	14,259	549,399
St. Jude Medical, Inc. (a)	4,404	209,983
Stryker Corp.	4,462	261,875
Varian Medical Systems, Inc. (a)	1,535	107,481
Zimmer Holdings, Inc. (a)	2,576	162,803

		3,088,327

Health Care Providers & Services — 2.2%
Aetna, Inc.	5,010	220,891
AmerisourceBergen Corp.	3,621	149,909
Cardinal Health, Inc.	4,639	210,703
Cigna Corp.	3,582	184,222
Coventry Health Care, Inc. (a)	1,968	71,773
DaVita, Inc. (a)	1,275	110,428
Express Scripts, Inc. (a)	7,067	381,477
Humana, Inc. (a)	2,230	179,604
Laboratory Corp. of America Holdings (a)	1,327	128,440
McKesson Corp.	3,334	278,889
Medco Health Solutions, Inc. (a)	5,288	298,878
Patterson Cos., Inc.	1,248	41,047
Quest Diagnostics, Inc.	2,085	123,224
Tenet Healthcare Corp. (a)	6,637	41,415
UnitedHealth Group, Inc.	14,375	741,462
WellPoint, Inc. (a)	4,902	386,131

		3,548,493

Health Care Technology — 0.1%
Cerner Corp. (a)	1,900	116,109

Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	5,724	215,394
Chipotle Mexican Grill, Inc., Class A (a)	412	126,974
Darden Restaurants, Inc.	1,820	90,563
International Game Technology	4,080	71,726
Marriott International, Inc., Class A	3,797	134,756
McDonald’s Corp.	13,777	1,161,677
Starbucks Corp.	10,010	395,295
Starwood Hotels & Resorts Worldwide, Inc.	2,605	145,984
Wyndham Worldwide Corp.	2,266	76,251
Wynn Resorts Ltd.	1,023	146,841
Yum! Brands, Inc.	6,199	342,433

		2,907,894

Household Durables — 0.4%
D.R. Horton, Inc.	3,818	43,983
Fortune Brands, Inc.	2,063	131,558
Harman International Industries, Inc. (a)	950	43,291
Leggett & Platt, Inc.	1,932	47,102
Lennar Corp., Class A	2,211	40,130
Newell Rubbermaid, Inc.	3,912	61,731
Pulte Group, Inc. (a)	4,260	32,632
Stanley Black & Decker, Inc.	2,217	159,735
Whirlpool Corp.	1,006	81,808

		641,970

Household Products — 2.1%
Clorox Co.	1,750	118,020
Colgate-Palmolive Co.	6,483	566,679
Kimberly-Clark Corp.	5,247	349,240
The Procter & Gamble Co.	37,127	2,360,164

		3,394,103

IT Services — 3.2%
Automatic Data Processing, Inc.	6,673	351,534
Cognizant Technology Solutions Corp. (a)	4,034	295,854
Computer Sciences Corp.	2,022	76,755
Fidelity National Information Services, Inc.	3,564	109,736
Fiserv, Inc. (a)	1,910	119,623
International Business Machines Corp.	16,114	2,764,357
MasterCard, Inc., Class A	1,257	378,784
Paychex, Inc.	4,271	131,205
SAIC, Inc. (a)	3,615	60,804
Teradata Corp. (a)	2,232	134,366
Total System Services, Inc.	2,186	40,616
Visa, Inc., Class A	6,349	534,967
The Western Union Co.	8,329	166,830

		5,165,431

Independent Power Producers & Energy Traders — 0.2%
The AES Corp. (a)	8,607	109,653
Constellation Energy Group, Inc.	2,644	100,366
NRG Energy, Inc. (a)	3,254	79,984

		290,003

Industrial Conglomerates — 2.4%
3M Co.	9,437	895,099
General Electric Co.	141,030	2,659,826
Tyco International Ltd.	6,202	306,565

		3,861,490

Insurance — 3.7%
ACE Ltd.	4,510	296,848
Aflac, Inc.	6,236	291,096
The Allstate Corp.	6,902	210,718
American International Group, Inc. (a)	5,750	168,590
Aon Corp.	4,418	226,643
Assurant, Inc.	1,239	44,939
Berkshire Hathaway, Inc. (a)	23,014	1,781,053
Chubb Corp.	3,865	241,988
Cincinnati Financial Corp.	2,220	64,780
Genworth Financial, Inc., Class A (a)	6,677	68,640
Hartford Financial Services Group, Inc.	5,984	157,798
Lincoln National Corp.	4,133	117,749
Loews Corp.	4,093	172,274
Marsh & McLennan Cos., Inc.	7,334	228,747
MetLife, Inc.	14,093	618,260
Principal Financial Group, Inc.	4,229	128,646
The Progressive Corp.	8,675	185,472
Prudential Financial, Inc.	6,515	414,289
Torchmark Corp.	1,036	66,449
The Travelers Cos., Inc.	5,596	326,695

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Insurance (concluded)

Unum Group	4,087	$104,137
XL Group Plc	4,042	88,843

		6,004,654

Internet & Catalog Retail — 0.9%
Amazon.com, Inc. (a)	4,751	971,532
Expedia, Inc.	2,610	75,664
Netflix, Inc. (a)	573	150,521
Priceline.com, Inc. (a)	663	339,410

		1,537,127

Internet Software & Services — 1.6%
Akamai Technologies, Inc. (a)	2,459	77,385
eBay, Inc. (a)	15,149	488,858
Google, Inc., Class A (a)	3,340	1,691,309
Monster Worldwide, Inc. (a)	1,759	25,787
VeriSign, Inc.	2,286	76,489
Yahoo! Inc. (a)	17,365	261,170

		2,620,998

Leisure Equipment & Products — 0.1%
Hasbro, Inc.	1,776	78,020
Mattel, Inc.	4,566	125,519

		203,539

Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc. (a)	4,660	238,173
Life Technologies Corp. (a)	2,347	122,208
PerkinElmer, Inc.	1,473	39,639
Thermo Fisher Scientific, Inc. (a)	5,072	326,586
Waters Corp. (a)	1,222	116,994

		843,600

Machinery — 2.3%
Caterpillar, Inc.	8,559	911,191
Cummins, Inc.	2,624	271,558
Danaher Corp.	7,264	384,919
Deere & Co.	5,583	460,318
Dover Corp.	2,475	167,805
Eaton Corp.	4,515	232,297
Flowserve Corp.	736	80,879
Illinois Tool Works, Inc.	6,677	377,184
Ingersoll-Rand Plc	4,372	198,532
Joy Global, Inc.	1,407	134,003
PACCAR, Inc.	4,845	247,531
Pall Corp.	1,521	85,526
Parker Hannifin Corp.	2,148	192,762
Snap-On, Inc.	757	47,297

		3,791,802

Media — 3.3%
CBS Corp., Class B	8,918	254,074
Cablevision Systems Corp., Class A	3,025	109,535
Comcast Corp., Class A	36,809	932,740
DIRECTV, Class A (a)	10,241	520,448
Discovery Communications, Inc., Class A (a)	3,703	151,675
Gannett Co., Inc.	3,311	47,413
Interpublic Group of Cos., Inc.	6,528	81,600
The McGraw-Hill Cos., Inc.	4,068	170,490
News Corp., Class A	30,479	539,478
Omnicom Group, Inc.	3,768	181,467
Scripps Networks Interactive	1,187	58,021
Time Warner Cable, Inc.	4,453	347,512
Time Warner, Inc.	14,282	519,436
Viacom, Inc., Class B	7,748	395,148
Walt Disney Co.	25,093	979,631
The Washington Post Co., Class B	71	29,745

		5,318,413

Metals & Mining — 1.1%
AK Steel Holding Corp.	1,379	21,733
Alcoa, Inc.	14,095	223,547
Allegheny Technologies, Inc.	1,436	91,143
Cliffs Natural Resources, Inc.	1,912	176,764
Freeport-McMoRan Copper & Gold, Inc., Class B	12,627	667,968
Newmont Mining Corp.	6,541	353,018
Nucor Corp.	4,191	172,753
Titanium Metals Corp.	1,290	23,633
United States Steel Corp.	1,897	87,338

		1,817,897

Multi-Utilities — 1.3%
Ameren Corp.	3,185	91,855
CMS Energy Corp.	3,434	67,615
CenterPoint Energy, Inc.	5,613	108,612
Consolidated Edison, Inc.	3,873	206,199
DTE Energy Co.	2,276	113,846
Dominion Resources, Inc.	7,624	368,010
Integrys Energy Group, Inc.	1,065	55,210
NiSource, Inc.	3,797	76,889
PG&E Corp.	5,256	220,910
Public Service Enterprise Group, Inc.	6,712	219,080
SCANA Corp.	1,482	58,346
Sempra Energy	3,175	167,894
TECO Energy, Inc.	2,934	55,423
Wisconsin Energy Corp.	3,079	96,527
Xcel Energy, Inc.	6,501	157,974

		2,064,390

Multiline Retail — 0.7%
Big Lots, Inc. (a)	952	31,559
Family Dollar Stores, Inc.	1,597	83,938
JCPenney Co., Inc.	2,879	99,441
Kohl’s Corp.	3,768	188,438
Macy’s, Inc.	5,730	167,545
Nordstrom, Inc.	2,228	104,582
Sears Holdings Corp. (a)	557	39,792
Target Corp.	9,195	431,337

		1,146,632

Office Electronics — 0.1%
Xerox Corp.	18,553	193,137

Oil, Gas & Consumable Fuels — 10.1%
Alpha Natural Resources, Inc. (a)	3,001	136,366
Anadarko Petroleum Corp.	6,636	509,379
Apache Corp.	5,111	630,646
Cabot Oil & Gas Corp., Class A	1,372	90,977
Chesapeake Energy Corp.	8,722	258,956
Chevron Corp.	26,720	2,747,885
ConocoPhillips	18,816	1,414,775
Consol Energy, Inc.	3,046	147,670
Denbury Resources, Inc. (a)	5,322	106,440
Devon Energy Corp.	5,605	441,730
EOG Resources, Inc.	3,584	374,707
EQT Corp.	1,997	104,882
El Paso Corp.	10,179	205,616
Exxon Mobil Corp.	65,519	5,331,936

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Oil, Gas & Consumable Fuels (concluded)

Hess Corp.	4,042	$302,180
Marathon Oil Corp.	9,498	500,355
Murphy Oil Corp.	2,552	167,564
Newfield Exploration Co. (a)	1,734	117,947
Noble Energy, Inc.	2,332	209,017
Occidental Petroleum Corp.	10,823	1,126,025
Peabody Energy Corp.	3,589	211,428
Pioneer Natural Resources Co.	1,570	140,625
QEP Resources, Inc.	2,326	97,297
Range Resources Corp.	2,106	116,883
Southwestern Energy Co. (a)	4,613	197,806
Spectra Energy Corp.	8,603	235,808
Sunoco, Inc.	1,649	68,780
Tesoro Corp. (a)	1,896	43,437
Valero Energy Corp.	7,547	192,977
Williams Cos., Inc.	7,775	235,194

		16,465,288

Paper & Forest Products — 0.2%
International Paper Co.	5,833	173,940
MeadWestvaco Corp.	2,251	74,981

		248,921

Personal Products — 0.2%
Avon Products, Inc.	5,701	159,628
The Estée Lauder Cos., Inc., Class A	1,531	161,046

		320,674

Pharmaceuticals — 5.6%
Abbott Laboratories	20,649	1,086,550
Allergan, Inc.	4,054	337,496
Bristol-Myers Squibb Co.	22,739	658,521
Eli Lilly & Co.	13,507	506,918
Forest Laboratories, Inc. (a)	3,765	148,115
Hospira, Inc. (a)	2,259	127,995
Johnson & Johnson	36,434	2,423,590
Merck & Co., Inc.	41,016	1,447,455
Mylan, Inc. (a)	5,894	145,405
Pfizer, Inc.	105,132	2,165,719
Watson Pharmaceuticals, Inc. (a)	1,670	114,779

		9,162,543

Professional Services — 0.1%
Dun & Bradstreet Corp.	663	50,083
Equifax, Inc.	1,680	58,330
Robert Half International, Inc.	1,907	51,546

		159,959

Real Estate Investment Trusts (REITs) — 1.6%
Apartment Investment & Management Co., Class A	1,636	41,767
AvalonBay Communities, Inc.	1,161	149,072
Boston Properties, Inc.	1,942	206,163
Equity Residential	3,899	233,940
HCP, Inc.	5,441	199,630
Health Care REIT, Inc.	2,362	123,840
Host Marriott Corp.	9,220	156,279
Kimco Realty Corp.	5,435	101,308
Plum Creek Timber Co., Inc.	2,115	85,742
ProLogis	6,041	216,510
Public Storage	1,854	211,375
Simon Property Group, Inc.	3,887	451,786
Ventas, Inc.	2,183	115,066
Vornado Realty Trust	2,169	202,107
Weyerhauser Co.	7,237	158,201

		2,652,786

Real Estate Management & Development — 0.1%
CB Richard Ellis Group, Inc. (a)	3,845	96,548

Road & Rail — 0.9%
CSX Corp.	14,600	382,812
Norfolk Southern Corp.	4,675	350,298
Ryder System, Inc.	653	37,123
Union Pacific Corp.	6,510	679,644

		1,449,877

Semiconductors & Semiconductor Equipment — 2.4%
Advanced Micro Devices, Inc. (a)	7,883	55,102
Altera Corp.	4,319	200,186
Analog Devices, Inc.	3,975	155,581
Applied Materials, Inc.	17,499	227,662
Broadcom Corp., Class A (a)	6,308	212,201
First Solar, Inc. (a)(c)	713	94,308
Intel Corp.	70,569	1,563,809
KLA-Tencor Corp.	2,271	91,930
LSI Corp. (a)	8,190	58,313
Linear Technology Corp.	2,986	98,598
MEMC Electronic Materials, Inc. (a)	3,179	27,117
Microchip Technology, Inc.	2,575	97,618
Micron Technology, Inc. (a)	11,585	86,656
National Semiconductor Corp.	3,182	78,309
Novellus Systems, Inc. (a)	1,230	44,452
Nvidia Corp. (a)	7,970	127,002
Teradyne, Inc. (a)	2,574	38,095
Texas Instruments, Inc.	15,391	505,287
Xilinx, Inc.	3,504	127,791

		3,890,017

Software — 3.6%
Adobe Systems, Inc. (a)	6,713	211,124
Autodesk, Inc. (a)	3,080	118,888
BMC Software, Inc. (a)	2,322	127,013
CA, Inc.	5,118	116,895
Citrix Systems, Inc. (a)	2,489	199,120
Compuware Corp. (a)	2,992	29,202
Electronic Arts, Inc. (a)	4,437	104,713
Intuit, Inc. (a)	3,612	187,318
Microsoft Corp. (d)	98,634	2,564,484
Oracle Corp.	51,783	1,704,179
Red Hat, Inc. (a)	2,584	118,606
Salesforce.com, Inc. (a)	1,605	239,113
Symantec Corp. (a)	10,124	199,645

		5,920,300

Specialty Retail — 1.8%
Abercrombie & Fitch Co., Class A	1,174	78,564
AutoNation, Inc. (a)	797	29,178
AutoZone, Inc. (a)(c)	331	97,595
Bed Bath & Beyond, Inc. (a)	3,284	191,687
Best Buy Co., Inc.	4,240	133,178
CarMax, Inc. (a)	3,038	100,467
GameStop Corp., Class A (a)	1,912	50,993
The Gap, Inc.	5,110	92,491
Home Depot, Inc.	21,216	768,444
Limited Brands, Inc.	3,311	127,308
Lowe’s Cos., Inc.	17,382	405,174
O’Reilly Automotive, Inc. (a)	1,808	118,442

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Specialty Retail (concluded)

Ross Stores, Inc.	1,535	$122,984
Staples, Inc.	9,545	150,811
TJX Cos., Inc.	5,103	268,061
Tiffany & Co.	1,719	134,976
Urban Outfitters, Inc. (a)	1,679	47,264

		2,917,617

Textiles, Apparel & Luxury Goods — 0.6%
Coach, Inc.	3,923	250,797
NIKE, Inc., Class B	5,024	452,059
Polo Ralph Lauren Corp.	842	111,658
VF Corp.	1,178	127,884

		942,398

Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	6,814	55,806
People’s United Financial, Inc.	4,711	63,316

		119,122

Tobacco — 1.7%
Altria Group, Inc.	27,892	736,628
Lorillard, Inc.	1,897	206,526
Philip Morris International, Inc.	23,669	1,580,379
Reynolds American, Inc.	4,536	168,059

		2,691,592

Trading Companies & Distributors — 0.2%
Fastenal Co.	3,968	142,808
W.W. Grainger, Inc.	783	120,308

		263,116

Wireless Telecommunication Services — 0.3%
American Tower Corp., Class A (a)	5,273	275,936
MetroPCS Communications, Inc. (a)	3,626	62,403
Sprint Nextel Corp. (a)	39,664	213,789

		552,128

Total Long-Term Investments (Cost — $86,500,553) — 98.5%		159,816,034

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (b)(e)	2,040,619	2,040,619

	Beneficial
	Interest
	(000)

BlackRock Liquidity Series, LLC Money Market Series, 0.09% (b)(e)(f)	$869	869,401

Total Short-Term Securities (Cost — $2,910,020) — 1.8%		2,910,020

Total Investments (Cost — $89,410,573*) — 100.3%		162,726,054
Liabilities in Excess of Other Assets — (0.3)%		(414,140)

Net Assets — 100.0%		$162,311,914

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$97,112,800

Gross unrealized appreciation	$75,042,850
Gross unrealized depreciation	(9,429,596)

Net unrealized appreciation	$65,613,254

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares/			Shares/
	Beneficial			Beneficial
	Interest	Shares/		Interest
	Held at	Beneficial		Held at	Value at	Realized
	December 31,	Interest	Shares	June 30,	June 30,	Gain/
Affiliate	2010	Purchased	Sold	2011	2011	Loss	Income

BlackRock, Inc.	—	1,353	67	1,286	$246,668	$(700)	$1,744
BlackRock Liquidity Funds, TempFund, Institutional Class	995,214	1,045,405[1]	—	2,040,619	$2,040,619	—	$1,180
BlackRock Liquidity Series, LLC Money Market Series	—	$869,401[1]	—	$869,401	$869,401	—	$5,685
The PNC Financial Services Group, Inc.	7,530	55	562	7,023	$418,641	$6,000	$3,282

[1]	Represents net shares/beneficial interest purchased.

(c)	Security, or a portion of security, is on loan.

(d)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities.

•	Financial futures contracts purchased as of June 30, 2011 were as follows:

				Notional	Unrealized
Contracts	Issue	Exchange	Expiration	Value	Appreciation

39	S&P 500 E Mini	Chicago Mercantile	September 2011	$2,501,664	$63,561

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Schedule of Investments (concluded)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1]	$159,816,034	—	—	$159,816,034
Short-Term Securities	2,040,619	$869,401	—	2,910,020

Total	$161,856,653	$869,401	—	$162,726,054

[1]	See above Schedule of Investments for values in each industry.

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[2]
Assets:
Equity contracts	$63,561	—	—	$63,561

[2]	Derivative financial instruments are financial futures contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Statement of Assets and Liabilities June 30, 2011 (Unaudited)

Assets:
Investments at value—unaffiliated (including securities loaned of $863,471) (cost—$86,240,419)	$159,569,366
Investments at value—affiliated (cost—$3,170,154)	3,156,688
Cash	14
Investments sold receivable	360,960
Dividends receivable	204,284
Margin variation receivable	23,288
Capital shares sold receivable	5,640
Securities lending income receivable—affiliated	1,484
Prepaid expenses	15,426

Total assets	163,337,150

Liabilities:
Collateral on securities loaned at value	869,401
Capital shares redeemed payable	58,492
Investment advisory fees payable	38,974
Investments purchased payable	12,683
Other affiliates payable	885
Officer’s and Directors’ fees payable	370
Distribution fees payable	258
Other liabilities	8,253
Other accrued expenses payable	35,920

Total liabilities	1,025,236

Net Assets	$162,311,914

Net Assets Consist of:
Paid-in capital	$90,223,616
Undistributed net investment income	1,314,123
Accumulated net realized loss	(2,604,867)
Net unrealized appreciation/depreciation	73,379,042

Net Assets	$162,311,914

Net Asset Value:
Class I—Based on net assets of $161,259,751 and 10,496,642 shares outstanding, 100 million shares authorized, $0.10 par value	$15.36

Class II—Based on net assets of $1,052,163 and 68,897 shares outstanding, 100 million shares authorized, $0.10 par value	$15.27

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Statement of Operations Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividends—unaffiliated	$1,601,049
Dividends—affiliated	6,206
Securities lending—affiliated	5,685

Total income	1,612,940

Expenses:
Investment advisory	248,032
Distribution—Class II	729
Accounting services	27,398
Professional	22,992
Officer and Directors	9,073
Custodian	9,048
Printing	9,011
Registration	5,936
Transfer agent—Class I	2,568
Transfer agent—Class II	21
Miscellaneous	6,718

Total expenses	341,526
Less fees waived by advisor	(622)

Total expenses after fees waived	340,904

Net investment income	1,272,036

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments—unaffiliated	4,608,351
Investments—affiliated	5,300
Financial futures contracts	(85,366)

4,528,285

Net change in unrealized appreciation/depreciation on:
Investments	3,622,895
Financial futures contracts	53,370

3,676,265

Total realized and unrealized gain	8,204,550

Net Increase in Net Assets Resulting from Operations	$9,476,586

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2011	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2010

Operations:
Net investment income	$1,272,036	$2,542,081
Net realized gain	4,528,285	4,730,518
Net change in unrealized appreciation/depreciation	3,676,265	14,056,160

Net increase in net assets resulting from operations	9,476,586	21,328,759

Dividends and Distributions to Shareholders From:
Net investment income:
Class I	—	(2,501,313)
Class II	—	(6,538)
Net realized gain:
Class I	—	(4,684,505)
Class II	—	(15,577)

Decrease in net assets resulting from dividends and distributions to shareholders	—	(7,207,933)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(11,327,501)	(11,401,117)

Net Assets:
Total increase (decrease) in net assets	(1,850,915)	2,719,709
Beginning of period	164,162,829	161,443,120

End of period	$162,311,914	$164,162,829

Undistributed net investment income	$1,314,123	$42,087

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)		2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$14.52		$13.24	$10.75	$18.60	$17.97	$15.81

Net investment income[1]	0.12		0.22	0.24	0.30	0.31	0.26
Net realized and unrealized gain (loss)	0.72		1.72	2.58	(7.23)	0.66	2.19

Net increase (decrease) from investment operations	0.84		1.94	2.82	(6.93)	0.97	2.45

Dividends and distributions from:
Net investment income	—		(0.23)	(0.24)	(0.33)	(0.34)	(0.29)
Net realized gain	—		(0.43)	(0.09)	(0.59)	—	—

Total dividends and distributions	—		(0.66)	(0.33)	(0.92)	(0.34)	(0.29)

Net asset value, end of period	$15.36		$14.52	$13.24	$10.75	$18.60	$17.97

Total Investment Return:[2]
Based on net asset value	5.79%	[3]	14.70%	26.19%	(37.22)%	5.38%	15.49%

Ratios to Average Net Assets:
Total expenses	0.41%	[4]	0.43%	0.43%	0.43%	0.39%	0.40%

Total expenses after fees waived	0.41%	[4]	0.42%	0.43%	0.43%	0.39%	0.40%

Net investment income	1.54%	[4]	1.63%	1.92%	1.88%	1.66%	1.58%

Supplemental Data:
Net assets, end of period (000)	$161,260		$163,308	$159,036	$143,897	$282,113	$341,200

Portfolio turnover	2%		5%	5%	4%	10%	4%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Financial Highlights (concluded)

	Class II
	Six Months Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)		2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$14.44		$13.12	$10.66	$18.46	$17.97	$15.80

Net investment income[1]	0.10		0.18	0.21	0.27	0.28	0.26
Net realized and unrealized gain (loss)	0.73		1.75	2.56	(7.17)	0.54	2.20

Net increase (decrease) from investment operations	0.83		1.93	2.77	(6.90)	0.82	2.46

Dividends and distributions from:
Net Investment Income	—		(0.18)	(0.22)	(0.31)	(0.33)	(0.29)
Net realized gain	—		(0.43)	(0.09)	(0.59)	—	—

Total dividends and distributions	—		(0.61)	(0.31)	(0.90)	(0.33)	(0.29)

Net asset value, end of period	$15.27		$14.44	$13.12	$10.66	$18.46	$17.97

Total Investment Return:[2]
Based on net asset value	5.75%	[3]	14.73%	25.96%	(37.33)%	4.55%	15.56%

Ratios to Average Net Assets:
Total expenses	0.56%	[4]	0.58%	0.58%	0.58%	0.54%	0.39%

Total expenses after fees waived	0.56%	[4]	0.58%	0.58%	0.58%	0.54%	0.39%

Net investment income	1.39%	[4]	1.39%	1.76%	1.79%	1.42%	1.59%

Supplemental Data:
Net assets, end of period (000)	$1,052		$855	$2,407	$2,129	$1,698	$1

Portfolio turnover	2%		5%	5%	4%	10%	4%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock S&P 500 Index V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class II Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on an exchange are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend and interest on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the period, the Fund accepted only cash collateral in connection with securities loaned.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Value of Derivative Financial Instruments as of
June 30, 2011

	Asset Derivatives
	Statement of Assets and
	Liabilities Location	Value

Equity contracts	Net unrealized appreciation*	$63,561

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the
Statement of Operations
Six Months Ended June 30, 2011

Net Realized Loss from
Financial Futures Contracts

Equity contracts	$(85,366)

Net Change in Unrealized
Appreciation/Depreciation on
Financial Futures Contracts

Equity contracts	$53,370

For the six months ended June 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:

Average number of contracts purchased	23

Average notional value of contracts purchased	$1,447,358

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Investment
Advisory
Average Daily Net Assets	Fee

First $500 million	0.300%

$500—$1 billion	0.275%

Greater than $1 billion	0.250%

The management fee reductions for assets exceeding $500 million are voluntary and may be terminated by the Manager without notice at any time.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”) an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

The Manager voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) as a percentage of net assets as follows: 1.25% for Class I Shares and 1.25% for Class II Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2011, the Fund reimbursed the Manager $27,398 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.15% based upon the average daily net assets attributable to Class II.

The Company received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the six months ended June 30, 2011, BIM received $426 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended June 30, 2011, were $2,821,755 and $15,671,176, respectively.

5.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund pays a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Funds did not borrow under the credit agreement during the six months ended June 30, 2011.

6.  Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

7.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	207,691	$3,145,391

Shares redeemed	(961,903)	(14,618,371)

Net decrease	(754,212)	$(11,472,980)

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	703,726	$9,545,858

Shares issued to shareholders in reinvestment of dividends and distributions	499,349	7,185,818

Total issued	1,203,075	16,731,676

Shares redeemed	(1,966,255)	(26,643,523)

Net decrease	(763,180)	$(9,911,847)

Class II Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	10,454	$156,689

Shares redeemed	(752)	(11,210)

Net increase	9,702	$145,479

Class II Shares
Year Ended December 31,2010	Shares	Amount

Shares sold	34,538	$488,362

Shares issued to shareholders in reinvestment of dividends and distributions	1,544	22,115

Total issued	36,082	510,477

Shares redeemed	(160,364)	(1,999,747)

Net decrease	(124,282)	$(1,489,270)

8.  Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income and capital gain dividend in the following amounts on July 22, 2011 to shareholders of record on July 20, 2011:

Income
Dividend
Per Share

Class I	$0.004014

Class II	$0.004000

Capital Gain
Distribution
Per Share

Class I	$0.049286

Class II	$0.049286

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

June 30, 2011

Semi-Annual Report (Unaudited)

BlackRock Total Return V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Fund Summary as of June 30, 2011
Investment Objective

BlackRock Total Return V.I. Fund’s (the “Fund”) investment objective is to maximize total return, consistent with income generation and prudent investment management.
Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2011, the Fund’s Class I Shares and Class III Shares underperformed the benchmark, the Barclays Capital US Aggregate Bond Index.

What factors influenced performance?

•	During the second half of the reporting period, weaker-than-expected economic data and sovereign debt concerns abroad caused investors to become more risk-averse. The Fund’s underweight exposure to US Treasuries and overweight in spread sectors detracted from performance. The Fund’s short duration bias was a detractor from performance as interest rates moved lower during the period.

•	Conversely, during the first half of the reporting period, the Fund’s allocation outside the benchmark index to high-yield corporate credit and non-agency residential mortgage-backed securities (MBS) contributed to performance; these sectors rallied based on improving fundamentals and continued signs of a US economic recovery. During the second half of the period, the Fund’s performance benefited from an overweight in agency MBS and from security selection in investment-grade credit. Agency MBS in particular proved to be a safe haven for investors due to their government support and a pre-payment environment that remains subdued.

•	The Fund uses interest rate derivates, including financial futures contracts, options, swaps and swaptions, mainly for the purpose of managing risks relating to portfolio duration and yield curve positioning. The Fund’s interest rate futures detracted from performance during the period, while interest rate swaptions contributed positively.

Describe recent portfolio activity.

•	During the course of the period, we increased quality and liquidity ahead of the scheduled ending of the government’s monetary stimulus program in June mostly through an increase in investment-grade credit. Within corporate credit, the Fund added exposure to bonds that are on the cusp of being upgraded to investment grade. The Fund actively traded agency MBS throughout the six-month period, resulting in exposure to the sector that is biased toward lower-coupon mortgages. The Fund also maintained an out-of-index allocation to non-agency residential MBS.

Describe portfolio positioning at period end.

•	The Fund is overweight in investment-grade corporate debt, commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). The Fund also holds out-of-index allocations to non-agency mortgages and high-yield corporate credit. Within the government sectors, the Fund holds an underweight in US Treasuries, agency debentures and FDIC-guaranteed debt, but is overweight in agency MBS. At the end of the period, the Fund’s duration was slightly short relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund, under normal circumstances, invests at least 80%, and typically 90% or more, of its assets in fixed income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred stocks, and government obligations.
[2]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance- related fees and expenses. The returns for Class III Shares, which have not recommenced operations as of June 30, 2011, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.
[3]	This unmanaged index is a widely recognized market-weighted index comprised of investment-grade corporate bonds, rated BBB or better, mortgages and US Treasury and US government agency issues with at least one year to maturity.
Performance Summary as of June 30, 2011

	Standardized	6-Month	Average Annual Total Returns
	30-Day Yield	Total Returns	1 Year		5 Years		10 Years

Class I Shares[4]	4.06%	2.48%	4.97%		4.87%		4.78%

Class III Shares[4]		2.35 [5]	4.71	[5]	4.61	[5]	4.52	[5]

Barclays Capital US Aggregate Bond Index	—	2.72	3.90		6.52		5.74

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.
[5]	The returns for Class III Shares, which have not recommenced operations as of June 30, 2011, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.
Fund Information as of June 30, 2011

Percent of
Portfolio Composition as of June 30, 2011	Long-Term Investments

US Government Sponsored Agency Securities	42%
Corporate Bonds	26
US Treasury Obligations	15
Non-Agency Mortgage-Backed Securities	9
Asset-Backed Securities	6
Foreign Agency Obligations	1
Taxable Municipal Bonds	1

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2011 and held through June 30, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Including Interest Expense
	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	January 1, 2011	June 30, 2011	During the Period[1]	January 1, 2011	June 30, 2011	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,024.80	$3.61	$1,000.00	$1,021.22	$3.61	0.72%

	Excluding Interest Expense

Class I	$1,000.00	$1,024.80	$3.21	$1,000.00	$1,021.62	$3.21	0.64%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of the portfolio investments. Changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.
Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Financials Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Such derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments June 30, 2011 (Unaudited)	(Percentages shown are based on Net Assets)

	Par
Asset-Backed Securities	(000)		Value

321 Henderson Receivables I LLC, Class A (a):
Series 2010-1A, 5.56%, 7/15/59	USD	676	$723,773
Series 2010-2A, 4.07%, 1/15/48		472	478,971
Series 2010-3A, 3.82%, 12/15/48		481	475,620
ACE Securities Corp. (b):
Series 2003-OP1, Class A2, 0.91%, 12/25/33		122	99,015
Series 2005-ASP1, Class M1, 0.87%, 9/25/35		2,000	646,686
AmeriCredit Automobile Receivables Trust, Series 2011-2, Class C, 3.19%, 10/12/16		460	472,088
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class A, 0.52%, 1/25/36 (b)		20	19,912
Capital One Multi-Asset Execution Trust, Series 2006-A5, Class A5, 0.25%, 1/15/16 (b)		190	189,440
Citibank Omni Master Trust (a):
Series 2009-A12, Class A12, 3.35%, 8/15/16		330	337,840
Series 2009-A13, Class A13, 5.35%, 8/15/18		400	437,336
Series 2009-A8, Class A8, 2.29%, 5/16/16 (b)		1,440	1,457,332
Countrywide Asset-Backed Certificates (b):
Series 2003-BC3, Class A2, 0.81%, 9/25/33		164	138,743
Series 2004-5, Class A, 0.64%, 10/25/34		227	190,413
Series 2007-1, Class 2A1, 0.24%, 7/25/37		573	559,552
Lehman XS Trust, Series 2005-5N, Class 3A2, 0.55%, 11/25/35 (b)		674	259,027
Morgan Stanley ABS Capital I, Series 2005-HE1, Class A2MZ, 0.49%, 12/25/34 (b)		155	138,225
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.45%, 6/25/35 (b)		487	468,052
Option One Mortgage Loan Trust, Series 2003-4, Class A2, 0.83%, 7/25/33 (b)		352	286,703
RAAC, Series 2005-SP2, Class 2A, 0.49%, 6/25/44 (b)		1,219	867,213
Residential Asset Securities Corp., Series 2003-KS5, Class AIIB, 0.77%, 7/25/33 (b)		155	100,433
SLM Student Loan Trust (b):
Series 2004-B, Class A2, 0.45%, 6/15/21		131	127,953
Series 2008-5, Class A3, 1.57%, 1/25/18		700	719,110
Series 2008-5, Class A4, 1.97%, 7/25/23		1,890	1,975,012
Series 2010-C, Class A1, 1.84%, 12/15/17 (a)		420	422,862
Santander Consumer Acquired Receivables Trust (a):
Series 2011-S1A, Class B, 1.66%, 8/15/16	USD	312	311,808
Series 2011-S1A, Class C, 2.01%, 8/15/16		282	282,484
Series 2011-WO, Class C, 3.19%, 10/15/15		300	303,183
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%, 12/15/14		460	461,514
Series 2010-2, Class C, 3.89%, 7/17/17		540	552,929
Series 2010-B, Class B, 2.10%, 9/15/14 (a)		370	373,204
Series 2010-B, Class C, 3.02%, 10/17/16 (a)		390	398,744
Series 2011-1, Class D, 4.01%, 2/15/17		440	436,917
Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)		256	255,790
Series 2011-S1A, Class D, 3.10%, 5/15/17 (a)		277	277,370
Scholar Funding Trust, Series 2011-A, Class A, 1.17%, 10/28/43 (a)(b)		295	293,536
Structured Asset Securities Corp., Series 2004-23XS, Class 2A1, 0.49%, 1/25/35 (b)		434	304,534

Total Asset-Backed Securities — 8.9%			15,843,324

Corporate Bonds

Auto Components — 0.1%
BorgWarner, Inc., 4.63%, 9/15/20		140	142,681

Capital Markets — 3.3%
CDP Financial, Inc., 3.00%, 11/25/14 (a)		1,165	1,211,881
Credit Suisse AG:
2.60%, 5/27/16 (a)		285	284,322
5.40%, 1/14/20		130	131,609
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		600	643,763
3.70%, 8/01/15		440	448,038
3.63%, 2/07/16		1,942	1,963,086
Lehman Brothers Holdings, Inc., 6.75%, 12/28/17 (c)(d)		1,025	513
Morgan Stanley:
2.76%, 5/14/13 (b)		1,070	1,098,590
6.25%, 8/28/17		115	124,365

			5,906,167

Chemicals — 0.3%
CF Industries, Inc., 7.13%, 5/01/20		410	477,138
The Dow Chemical Co., 4.25%, 11/15/20		100	97,595

			574,733

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

EUR	Euro	RB	Revenue Bonds
GO	General Obligation Bonds	USD	US Dollar
LIBOR	London InterBank Offered Rate

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

Commercial Banks — 7.1%
CIT Group, Inc.:
7.00%, 5/01/17	USD	261	$260,343
6.63%, 4/01/18 (a)		83	86,528
Canadian Imperial Bank of Commerce, 2.75%, 1/27/16 (a)		775	792,941
Corporacion Andina de Fomento, 6.88%, 3/15/12		810	841,693
DnB NOR Boligkreditt (a):
2.10%, 10/14/15		2,120	2,095,181
2.90%, 3/29/17		1,325	1,348,659
Eksportfinans ASA:
2.00%, 9/15/15		1,295	1,291,518
5.50%, 5/25/16		700	799,917
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (a)		700	707,000
HSBC Bank Plc, 3.10%, 5/24/16 (a)		345	342,719
HSBC Holdings Plc, 5.10%, 4/05/21		290	297,187
Royal Bank of Canada, 3.13%, 4/14/15 (a)		2,040	2,120,698
Sparebanken 1 Boligkreditt (a):
1.25%, 10/25/13		830	829,151
2.63%, 5/27/17		830	831,051

			12,644,586

Construction Materials — 0.1%
Inversiones CMPC SA, 4.75%, 1/19/18 (a)		120	119,884
Lafarge SA, 7.13%, 7/15/36		85	83,596

			203,480

Consumer Finance — 1.0%
Credit Acceptance Corp., 9.13%, 2/01/17 (a)		540	576,450
Ford Motor Credit Co. LLC, 6.63%, 8/15/17		210	223,239
SLM Corp.:
5.40%, 10/25/11		625	631,232
6.25%, 1/25/16		343	355,862

			1,786,783

Diversified Financial Services — 4.7%
Ally Financial, Inc., 8.00%, 3/15/20		460	488,750
Bank of America Corp.:
3.63%, 3/17/16		155	155,447
5.63%, 7/01/20		600	619,507
5.00%, 5/13/21		210	207,448
Barrick North America Finance LLC, 4.40%, 5/30/21 (a)		10	9,954
Citigroup, Inc.:
5.00%, 9/15/14		70	73,357
4.75%, 5/19/15		600	634,537
4.59%, 12/15/15		1,880	1,977,025
3.95%, 6/15/16		750	767,781
6.00%, 8/15/17		50	54,754
5.38%, 8/09/20		100	104,356
General Electric Capital Corp., 6.15%, 8/07/37		440	456,380
JPMorgan Chase & Co.:
0.91%, 2/26/13 (b)		330	332,335
3.15%, 7/05/16		540	543,304
JPMorgan Chase Bank NA:
6.00%, 7/05/17		805	890,085
Series BKNT, 6.00%, 10/01/17		585	650,094
Novus USA Trust, 1.51%, 11/18/11 (a)(b)		460	457,151

			8,422,265

Diversified Telecommunication Services — 1.5%
Level 3 Escrow, Inc., 8.13%, 7/01/19 (a)	USD	30	30,150
Level 3 Financing, Inc.:
8.75%, 2/15/17		45	45,900
10.00%, 2/01/18		90	96,638
Qwest Communications International, Inc.:
8.00%, 10/01/15		291	316,462
7.13%, 4/01/18		139	149,251
Qwest Corp.:
7.63%, 6/15/15		97	109,610
8.38%, 5/01/16		102	120,360
6.50%, 6/01/17		52	56,420
Telefonica Emisiones SAU, 4.95%, 1/15/15		700	744,898
Verizon Communications, Inc.:
8.75%, 11/01/18		486	632,337
6.40%, 2/15/38		421	456,272

			2,758,298

Electric Utilities — 2.2%
Alabama Power Co., 3.95%, 6/01/21		230	229,471
Cleveland Electric Illuminating Co., 8.88%, 11/15/18		54	69,210
Duke Energy Carolinas LLC, 3.90%, 6/15/21		185	184,876
Florida Power & Light Co., 5.95%, 2/01/38		375	414,145
Georgia Power Co., 3.00%, 4/15/16		205	209,890
Hydro-Quebec:
9.40%, 2/01/21		195	279,422
8.40%, 1/15/22		370	510,352
8.05%, 7/07/24		940	1,295,392
Jersey Central Power & Light Co., 7.35%, 2/01/19		120	145,694
Southern California Edison Co.:
3.88%, 6/01/21		240	239,543
Series 08-A, 5.95%, 2/01/38		225	248,487
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (a)		125	130,356

			3,956,838

Energy Equipment & Services — 0.4%
Ensco Plc:
3.25%, 3/15/16		80	81,228
4.70%, 3/15/21		178	179,813
MEG Energy Corp., 6.50%, 3/15/21 (a)		285	286,425
Pride International, Inc., 6.88%, 8/15/20		120	139,557

			687,023

Food Products — 0.4%
Kraft Foods, Inc.:
6.50%, 8/11/17		455	534,885
5.38%, 2/10/20		250	273,299

			808,184

Health Care Equipment & Supplies — 0.2%
CareFusion Corp., 6.38%, 8/01/19		325	366,826

Health Care Providers & Services — 0.7%
HCA, Inc., 7.25%, 9/15/20		495	531,506
Tenet Healthcare Corp.:
9.00%, 5/01/15		140	150,150
10.00%, 5/01/18		10	11,363
8.88%, 7/01/19		320	353,200
WellPoint, Inc., 5.25%, 1/15/16		170	189,590

			1,235,809

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

Hotels, Restaurants & Leisure — 0.2%
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18	USD	105	$94,762
Yum! Brands, Inc.:
6.25%, 4/15/16		132	151,408
5.30%, 9/15/19		88	94,589

			340,759

IT Services — 0.3%
First Data Corp. (a):
7.38%, 6/15/19		305	307,287
12.63%, 1/15/21		295	315,650

			622,937

Independent Power Producers & Energy Traders — 0.1%
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		130	138,640

Insurance — 2.3%
American International Group, Inc.:
5.45%, 5/18/17		185	193,217
8.18%, 5/15/58 (b)		60	65,556
Fairfax Financial Holdings, Ltd., 5.80%, 5/15/21 (a)		300	290,613
Hartford Life Global Funding Trusts, 0.43%, 6/16/14 (b)		685	668,056
Lincoln National Corp., 7.00%, 6/15/40		180	202,977
Manulife Financial Corp., 3.40%, 9/17/15		420	432,980
Metropolitan Life Global Funding I, 2.50%, 1/11/13 (a)		1,515	1,542,428
Prudential Financial, Inc.:
5.38%, 6/21/20		200	210,700
4.50%, 11/15/20		270	268,195
XL Capital Ltd., Series E, 6.50%, 12/29/49 (b)		195	178,912

			4,053,634

Life Sciences Tools & Services — 0.0%
Life Technologies Corp., 5.00%, 1/15/21		54	54,784

Machinery — 0.1%
Navistar International Corp., 3.00%, 10/15/14 (e)		120	157,050

Media — 3.5%
CBS Corp.:
4.63%, 5/15/18		80	82,446
8.88%, 5/15/19		175	223,083
5.75%, 4/15/20		130	140,899
CCH II LLC, 13.50%, 11/30/16		710	836,025
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		117	127,238
Series B, 9.25%, 12/15/17		743	809,870
Comcast Corp.:
5.88%, 2/15/18		420	471,062
6.45%, 3/15/37		349	373,275
Cox Communications, Inc., 8.38%, 3/01/39 (a)		505	660,333
DIRECTV Holdings LLC, 3.13%, 2/15/16		250	253,626
Discovery Communications LLC, 3.70%, 6/01/15		270	284,092
NBC Universal, Inc. (a):
5.15%, 4/30/20		543	573,355
4.38%, 4/01/21		70	69,269
News America, Inc.:
6.40%, 12/15/35		250	261,442
6.15%, 2/15/41 (a)		355	351,676
Time Warner Cable, Inc., 5.88%, 11/15/40		240	236,872
Time Warner, Inc.:
4.70%, 1/15/21	USD	110	111,449
6.10%, 7/15/40		80	81,324
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		270	295,987

			6,243,323

Metals & Mining — 1.1%
AngloGold Ashanti Holdings Plc, 5.38%, 4/15/20		165	162,461
Barrick Gold Corp., 2.90%, 5/30/16 (a)		1,100	1,099,134
Cliffs Natural Resources, Inc., 4.88%, 4/01/21		265	265,732
Corporacion Nacional del Cobre de Chile, 3.75%, 11/04/20 (a)		137	130,160
Novelis, Inc., 8.75%, 12/15/20		330	356,400

			2,013,887

Multiline Retail — 0.7%
Dollar General Corp., 11.88%, 7/15/17 (f)		415	473,100
Macy’s Retail Holdings, Inc., 5.90%, 12/01/16		470	527,605
Wal-Mart Stores, Inc., 5.63%, 4/15/41		250	257,924

			1,258,629

Oil, Gas & Consumable Fuels — 5.3%
Anadarko Petroleum Corp.:
5.95%, 9/15/16		655	737,259
6.38%, 9/15/17		377	432,168
Arch Coal, Inc., 7.25%, 10/01/20		490	498,575
BP Capital Markets Plc:
3.13%, 3/10/12		915	930,869
BP Capital Markets Plc (concluded):
3.13%, 10/01/15		170	174,538
Chesapeake Energy Corp., 6.63%, 8/15/20		285	299,962
Consol Energy, Inc.:
8.00%, 4/01/17		149	162,410
8.25%, 4/01/20		41	44,690
El Paso Pipeline Partners Operating Co., LLC, 6.50%, 4/01/20		290	324,640
Enterprise Products Operating LLC:
5.20%, 9/01/20		220	231,976
6.13%, 10/15/39		275	279,659
KeySpan Gas East Corp., 5.82%, 4/01/41 (a)		125	128,580
Kinder Morgan Energy Partners LP:
5.30%, 9/15/20		97	102,044
6.55%, 9/15/40		55	57,584
6.38%, 3/01/41		80	81,892
Marathon Petroleum Corp., 6.50%, 3/01/41 (a)		372	384,474
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		550	578,491
Nexen, Inc., 7.50%, 7/30/39		445	497,757
Petrobras International Finance Co.:
3.88%, 1/27/16		700	712,823
5.88%, 3/01/18		45	48,419
5.75%, 1/20/20		1,055	1,125,427
Rockies Express Pipeline LLC (a):
3.90%, 4/15/15		454	460,649
6.85%, 7/15/18		106	118,851
Tennessee Gas Pipeline Co., 7.00%, 10/15/28		135	155,425

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

Oil, Gas & Consumable Fuels (concluded)

Valero Energy Corp.:
6.13%, 2/01/20	USD	130	$142,862
6.63%, 6/15/37		43	44,834
Western Gas Partners LP, 5.38%, 6/01/21		355	365,561
Williams Partners LP, 4.13%, 11/15/20		175	167,981
Woodside Finance, Ltd., 4.60%, 5/10/21 (a)		100	98,148

			9,388,548

Paper & Forest Products — 0.0%
International Paper Co., 5.30%, 4/01/15		22	24,060

Pharmaceuticals — 0.2%
Teva Pharmaceutical Finance LLC, 3.00%, 6/15/15		270	277,832

Real Estate Investment Trusts (REITs) — 0.3%
Hospitality Properties Trust, 5.63%, 3/15/17		179	185,084
Mack-Cali Realty LP, 7.75%, 8/15/19		150	180,451
Ventas, Inc., 4.75%, 6/01/21		140	136,662

			502,197

Real Estate Management & Development — 0.3%
Realogy Corp., 7.88%, 2/15/19 (a)		369	365,310
WEA Finance LLC, 4.63%, 5/10/21 (a)		150	145,569

			510,879

Road & Rail — 0.3%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		530	545,960

Thrifts & Mortgage Finance — 1.1%
Northern Rock Asset Management Plc, 5.63%, 6/22/17 (a)		200	210,446
The PMI Group Inc., 6.00%, 9/15/16		750	423,750
Radian Group, Inc.:
5.63%, 2/15/13		750	727,500
5.38%, 6/15/15		750	609,375

			1,971,071

Tobacco — 0.4%
Philip Morris International, Inc., 4.50%, 3/26/20		630	654,945

Wireless Telecommunication Services — 1.5%
Cricket Communications, Inc., 7.75%, 5/15/16		237	251,220
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)		845	921,995
Intelsat Jackson Holdings SA, 7.25%, 4/01/19 (a)		184	182,620
Sprint Capital Corp., 6.88%, 11/15/28		100	94,750
Vodafone Group Plc, 4.15%, 6/10/14		1,200	1,287,527

			2,738,112

Total Corporate Bonds — 39.7%			70,990,920

Foreign Agency Obligations

Hellenic Republic Government Bond, 4.60%, 9/20/40	EUR	90	53,993
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13	USD	360	365,132
Mexico Government International Bond:
6.38%, 1/16/13		596	642,190
5.63%, 1/15/17		200	227,300
Poland Government International Bond, 5.13%, 4/21/21	USD	350	361,813

Total Foreign Agency Obligations — 0.9%			1,650,428

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 3.6%
Arkle Master Issuer Plc, Series 2010-1A, Class 2A, 1.41%, 5/17/60 (a)(b)		810	808,694
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.39%, 4/25/46 (b)		337	180,491
Series 2006-0A5, Class 3A1, 0.39%, 4/25/46 (b)		561	351,994
Series 2007-J3, Class A10, 6.00%, 7/25/37		1,477	1,244,242
Credit Suisse Mortgage Capital Certificates:
Series 2006-8, Class 3A1, 6.00%, 10/25/21		259	213,267
Series 2010-RR2, Class 2A, 5.99%, 9/15/39 (a)(b)		520	562,737
Series 2011-2R, Class 2A1, 3.05%, 7/27/36 (a)(b)		825	817,965
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1, 5.52%, 8/25/35 (b)		293	259,493
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 0.99%, 11/25/34 (b)		219	204,242
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%, 7/25/36		105	102,329
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		105	102,573
Residential Accredit Loans, Inc., Series 2006-Q02, Class A1, 0.41%, 2/25/46 (b)		423	157,107
Structured Asset Securities Corp., Series 2005-GEL2, Class A, 0.47%, 4/25/35 (b)		145	130,587
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1, 0.31%, 10/25/46 (b)		802	797,027
WaMu Mortgage Pass-Through Certificates, Series 2007-0A4, Class 1A, 1.05%, 5/25/47 (b)		370	247,066
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR4, Class 2A4, 5.62%, 4/25/36 (b)		400	373,434

			6,553,248

Commercial Mortgage-Backed Securities — 9.0%
Banc of America Commercial Mortgage, Inc.:
Series 2003-2, Class A3, 4.87%, 3/11/41 (b)		2,800	2,884,760
Series 2006-3, Class A4, 5.89%, 7/10/44 (b)		375	412,348
Series 2006-4, Class AM, 5.68%, 7/10/46		130	129,188
Series 2006-5, Class AM, 5.45%, 9/10/47		65	64,966
Series 2007-1, Class A4, 5.45%, 1/15/49		880	951,703
Series 2007-3, Class A4, 5.62%, 6/10/49 (b)		630	677,892

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Non-Agency Mortgage-Backed Securities	(000)		Value

Commercial Mortgage-Backed Securities (continued)

Bear Stearns Commercial Mortgage Securities:
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (b)	USD	70	$70,241
Series 2007-PW18, Class A4, 5.70%, 6/11/50		450	489,124
CS First Boston Mortgage Securities Corp., Series 2002-CP5, Class A1, 4.11%, 12/15/35		342	344,601
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48		140	151,960
DBUBS Mortgage Trust, Series 2011-LC2A, Class A4, 4.54%, 5/10/21 (a)		380	381,057
Extended Stay America Trust, Series 2010-ESHA (a):
Class A, 2.95%, 11/05/27		918	912,813
Class C, 4.86%, 11/05/27		525	524,109
Class D, 5.50%, 11/05/27		355	354,404
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class AM, 5.29%, 11/10/45 (b)		110	109,078
GS Mortgage Securities Corp. II, Series 2006-GG6, Class AM, 5.62%, 4/10/38 (b)		120	119,380
Greenwich Capital Commercial Funding Corp., Series 2006-GG7 (b):
Class AJ, 5.88%, 7/10/38		160	145,873
Class AM, 5.88%, 7/10/38		170	174,673
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2006-CB14, Class AM, 5.62%, 12/12/44 (b)		170	167,277
Series 2007-CB18, Class A3, 5.45%, 6/12/47		480	504,166
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class AM, 6.09%, 6/15/38 (b)		80	83,738
Series 2006-C7, Class AM, 5.38%, 11/15/38		80	78,047
Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)		285	309,210
Series 2007-C7, Class A3, 5.87%, 9/15/45 (b)		390	424,068
Morgan Stanley Capital I:
Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		290	307,197
Series 2004-HQ4, Class A7, 4.97%, 4/14/40		500	531,833
Series 2007-HQ12, Class A2FL, 0.44%, 4/12/49 (b)		111	103,674
Series 2007-HQ12, Class A2FX, 5.78%, 4/12/49 (b)		222	234,228
Morgan Stanley Reremic Trust, Series 2011-IO, Class A, 2.50%, 3/23/51 (a)		200	199,406
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.10%, 2/16/51 (a)(b)		860	960,776
Wachovia Bank Commercial Mortgage Trust (b):
Series 2005-C20, Class A6A, 5.11%, 7/15/42		2,480	2,549,132
Series 2007-C33, Class A4, 6.10%, 2/15/51	USD	630	685,403

			16,036,325

Total Non-Agency Mortgage-Backed Securities — 12.6%			22,589,573

Preferred Securities

Capital Trusts

Capital Markets — 0.1%
Lehman Brothers Holdings Capital Trust VII, 5.86% (c)(d)(g)		185	19
Credit Suisse Guernsey Ltd., 5.86% (b)(g)		200	191,100

			191,119

Commercial Banks — 0.4%
ABN AMRO North America Holding Preferred Capital Repackaging Trust I, 6.52% (a)(b)(g)		325	300,625
Barclays Bank Plc, 5.93% (a)(b)(g)		100	93,000
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (b)		150	147,375
State Street Capital Trust IV, 1.25%, 6/01/67 (b)		30	24,288
Wachovia Capital Trust III, 5.57% (b)(g)		30	27,450

			592,738

Insurance — 0.2%
Genworth Financial, Inc., 6.15%, 11/15/66 (b)		45	32,738
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(b)		45	59,737
Swiss Re Capital I LP, 6.85% (a)(b)(g)		270	259,601

			352,076

Total Capital Trusts — 0.7%			1,135,933

Preferred Stocks	Shares

Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S, 8.25% (d)		10,000	21,500
Freddie Mac, Series Z, 8.38% (d)		10,000	29,500

Total Preferred Stocks — 0.0%			51,000

Trust Preferreds

Commercial Banks — 0.0%
SunTrust Capital VIII, 6.10%, 12/15/36 (b)		30,000	29,400

Total Trust Preferreds — 0.0%			29,400

Total Preferred Securities — 0.7%			1,216,333

	Par
Taxable Municipal Bonds	(000)		Value

New York City Municipal Water Finance Authority, RB, Second General Resolution, Series EE:
5.38%, 6/15/43	USD	200	211,618
5.50%, 6/15/43		240	258,125

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par
Taxable Municipal Bonds	(000)		Value

State of California, GO, Various Purpose, Series 3, 5.45%, 4/01/15	USD	680	$741,961

Total Taxable Municipal Bonds — 0.7%			1,211,704

U.S. Government Sponsored Agency Securities

Agency Obligations — 1.9%
Fannie Mae, 10/09/19 (h)		595	416,518
Federal Home Loan Bank of Chicago, 5.63%, 6/13/16		1,285	1,427,634
Freddie Mac, 3.53%, 9/30/19		415	416,608
Tennessee Valley Authority, 5.25%, 9/15/39		1,060	1,122,338

			3,383,098

Collateralized Mortgage Obligations — 1.0%
Freddie Mac Mortgage-Backed Securities:
Series 3068, Class VA, 5.50%, 10/15/16		796	806,458
Series K013, Class A2, 3.97%, 1/25/21 (b)		940	951,197

			1,757,655

Federal Deposit Insurance Corporation Guaranteed — 0.2%
General Electric Capital Corp., 2.13%, 12/21/12		445	455,607

Interest Only Collateralized Mortgage Obligations — 1.1%
Ginnie Mae Mortgage-Backed Securities:
Series 2009-106, Class SU, 6.01%, 5/20/37 (b)		1,017	137,957
Series 2009-108, Class WI, 5.00%, 9/20/38		454	94,855
Series 2010-43, Class JI, 5.00%, 9/20/37		1,118	196,071
Series 2010-121, Class IB, 5.00%, 8/20/40		668	151,699
Series 2010-158, Class AI, 4.50%, 10/16/39		1,231	237,897
Series 2010-165, Class IP, 4.00%, 4/20/38		1,760	300,328
Series 2011-41, Class AI, 4.50%, 12/20/39		1,480	296,950
Series 2011-41, Class BI, 5.00%, 5/20/40		2,638	504,229

			1,919,986

Mortgage-Backed Securities — 60.0%
Fannie Mae Mortgage-Backed Securities:
3.04%, 3/01/41 (b)		198	205,289
3.15%, 3/01/41 (b)		397	410,351
3.32%, 12/01/40 (b)		471	488,898
3.50%, 7/15/26—7/15/41 (i)		3,400	3,269,812
4.00%, 1/1/26—7/15/41 (i)(j)		19,002	19,279,753
4.50%, 7/15/26—7/15/41 (i)(j)		22,673	23,530,168
4.81%, 8/01/38 (b)		948	1,015,429
5.00%, 7/15/26—7/15/41 (i)		14,545	15,492,228
5.50%, 7/15/26—7/15/41 (i)(j)		10,117	10,983,513
6.00%, 2/1/17—7/15/41 (i)(j)		6,934	7,630,054
6.50%, 7/15/41 (i)		3,900	4,415,533
Freddie Mac Mortgage-Backed Securities:
3.06%, 2/01/41 (b)		394	407,573
4.00%, 5/01/26		2,659	2,780,257
4.50%, 2/1/41—4/01/41		3,300	3,415,858
4.95%, 4/01/38 (b)		780	834,290
5.00%, 6/1/41—7/15/41 (i)		5,886	6,250,184
5.50%, 7/15/41 (i)	USD	100	108,016
6.50%, 7/15/41 (i)		1,700	1,916,220

			102,433,426

Total U.S. Government Sponsored Agency Securities — 61.6%			109,949,772

U.S. Treasury Obligations

U.S. Treasury Bonds:
8.13%, 5/15/21 (j)		2,025	2,891,637
8.13%, 8/15/21 (k)		630	901,688
6.25%, 8/15/23 (j)		2,620	3,323,716
4.38%, 5/15/40		288	287,822
4.75%, 2/15/41		1,325	1,408,434
4.38%, 5/15/41		9,600	9,585,024
U.S. Treasury Notes:
0.50%, 5/31/13 (j)		770	770,812
0.75%, 6/15/14 (j)		715	714,162
1.75%, 5/31/16 (j)		620	620,967
1.50%, 6/30/16 (j)		820	810,004
2.38%, 5/31/18 (j)		1,340	1,332,885
2.63%, 8/15/20 (k)		585	566,262
3.13%, 5/15/21 (j)		10,990	10,959,118

Total U.S. Treasury Obligations — 19.1%			34,172,531

Total Long-Term Investments (Cost — $259,064,177) — 144.2%			257,624,585

Short-Term Securities

Borrowed Bond Agreements — 1.2%
Barclays Capital Inc., 0.04%, Open		380	379,680
Deutsche Bank AG, (0.03)%, Open		1,752	1,752,250

Total Short-Term Securities (Cost — $2,131,930) — 1.2%			2,131,930

Options Purchased	Contracts

Exchange-Traded Put Options — 0.0%
5-Year U.S. Treasury Note, Strike Price USD 116.00, Expires 8/26/11		34	6,641
5-Year U.S. Treasury Note, Strike Price USD 117.00, Expires 8/26/11		50	16,016
5-Year U.S. Treasury Note, Strike Price USD 119.00, Expires 8/26/11		10	8,515
Eurodollar 1-Year Mid-Curve Options, Strike Price USD 98.25, Expires 9/16/11		99	1,856
Eurodollar 1-Year Mid-Curve Options, Strike Price USD 98.50, Expires 9/16/11		112	4,900

			37,928

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Notional
	Amount
Options Purchased	(000)		Value

Over-the-Counter Call Swaptions — 1.0%
Receive a fixed rate of 3.12% and pay a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG	USD	1,600	$16,419
Receive a fixed rate of 3.54% and pay a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank NA		3,400	91,874
Receive a fixed rate of 3.63% and pay a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG		1,700	54,248
Receive a fixed rate of 1.76% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		4,700	65,677
Receive a fixed rate of 4.07% and pay a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Royal Bank of Scotland Plc		1,300	72,892
Receive a fixed rate of 3.89% and pay a floating rate based on 3-month LIBOR, Expires 4/30/12, Broker Citibank NA		1,300	58,739
Receive a fixed rate of 3.86% and pay a floating rate based on 3-month LIBOR, Expires 5/02/12, Broker Credit Suisse International		1,900	82,315
Receive a fixed rate of 3.86% and pay a floating rate based on 3-month LIBOR, Expires 5/03/12, Broker Bank of New York Mellon		1,600	68,990
Receive a fixed rate of 3.80% and pay a floating rate based on 3-month LIBOR, Expires 5/04/12, Broker Bank of New York Mellon		1,600	64,510
Receive a fixed rate of 3.15% and pay a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Deutsche Bank AG		700	11,118
Receive a fixed rate of 3.52% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Bank of America NA		2,400	66,727
Receive a fixed rate of 3.66% and pay a floating rate based on 3-month LIBOR, Expires 6/29/12, Broker The Bank of New York Mellon		900	30,229
Receive a fixed rate of 3.89% and pay a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA		2,400	105,483
Receive a fixed rate of 3.93% and pay a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker Goldman Sachs Bank USA		2,400	109,953
Receive a fixed rate of 3.70% and pay a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		2,600	91,257
Receive a fixed rate of 3.30% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker JPMorgan Chase Bank NA		2,100	43,251
Receive a fixed rate of 3.35% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker Citibank NA		2,100	46,322
Receive a fixed rate of 3.46% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG		5,000	126,773
Receive a fixed rate of 4.36% and pay a floating rate based on 3-month LIBOR, Expires 1/14/13, Broker Citibank NA	USD	1,200	76,218
Receive a fixed rate of 3.99% and pay a floating rate based on 3-month LIBOR, Expires 6/03/13, Broker Goldman Sachs Bank USA		4,300	185,378
Receive a fixed rate of 3.99% and pay a floating rate based on 3-month LIBOR, Expires 6/03/13, Broker Royal Bank of Scotland Plc		1,100	47,534
Receive a fixed rate of 3.88% and pay a floating rate based on 3-month LIBOR, Expires 10/28/13, Broker Deutsche Bank AG		1,400	52,713
Receive a fixed rate of 4.49% and pay a floating rate based on 3-month LIBOR, Expires 5/20/14, Broker Morgan Stanley Capital Services, Inc.		200	11,701
Receive a fixed rate of 4.46% and pay a floating rate based on 3-month LIBOR, Expires 5/27/14, Broker Morgan Stanley Capital Services, Inc.		1,000	57,395
Receive a fixed rate of 4.88% and pay a floating rate based on 3-month LIBOR, Expires 5/16/16, Broker Royal Bank of Scotland Plc		800	53,279
Receive a fixed rate of 4.76% and pay a floating rate based on 3-month LIBOR, Expires 5/17/16, Broker Goldman Sachs International		900	56,186

			1,747,181

Over-the-Counter Put Swaptions — 1.2%
Pay a fixed rate of 2.55% and receive a floating rate based on 3-month LIBOR, Expires 8/19/11, Broker Credit Suisse International		6,000	9,219
Pay a fixed rate of 2.30% and receive a floating rate based on 3-month LIBOR, Expires 10/13/11, Broker BNP Paribas SA		4,700	43,079
Pay a fixed rate of 3.75% and receive a floating rate based on 3-month LIBOR, Expires 10/24/11, Broker Credit Suisse International		2,700	26,581
Pay a fixed rate of 3.12% and receive a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG		1,600	61,155
Pay a fixed rate of 3.54% and receive a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank NA		3,400	72,810
Pay a fixed rate of 3.63% and receive a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG		1,700	30,852
Pay a fixed rate of 1.76% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		4,700	6,276
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		2,300	954
Pay a fixed rate of 4.07% and receive a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Royal Bank of Scotland Plc		1,300	23,367

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Notional
	Amount
Options Purchased	(000)		Value

Over-the-Counter Put Swaptions (continued)

Pay a fixed rate of 3.89% and receive a floating rate based on 3-month LIBOR, Expires 4/30/12, Broker Citibank NA	USD	1,300	$34,115
Pay a fixed rate of 3.86% and receive a floating rate based on 3-month LIBOR, Expires 5/02/12, Broker Credit Suisse International		1,900	52,406
Pay a fixed rate of 3.86% and receive a floating rate based on 3-month LIBOR, Expires 5/03/12, Broker Bank of New York Mellon		1,600	44,586
Pay a fixed rate of 3.80% and receive a floating rate based on 3-month LIBOR, Expires 5/04/12, Broker Bank of New York Mellon		1,600	47,768
Pay a fixed rate of 3.52% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Bank of America NA		2,400	111,310
Pay a fixed rate of 3.66% and receive a floating rate based on 3-month LIBOR, Expires 6/29/12, Broker The Bank of New York Mellon		900	37,219
Pay a fixed rate of 3.89% and receive a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA		2,400	80,308
Pay a fixed rate of 3.93% and receive a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker Goldman Sachs Bank USA		2,400	78,541
Pay a fixed rate of 3.70% and receive a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		2,600	112,126
Pay a fixed rate of 3.30% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker JPMorgan Chase Bank NA		2,100	148,629
Pay a fixed rate of 3.35% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker Citibank NA		2,100	142,889
Pay a fixed rate of 3.46% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG		5,000	312,643
Pay a fixed rate of 4.36% and receive a floating rate based on 3-month LIBOR, Expires 1/14/13, Broker Citibank NA		1,200	40,621
Pay a fixed rate of 3.99% and receive a floating rate based on 3-month LIBOR, Expires 6/03/13, Broker Goldman Sachs Bank USA		4,300	248,056
Pay a fixed rate of 3.99% and receive a floating rate based on 3-month LIBOR, Expires 6/03/13, Broker Royal Bank of Scotland Plc		1,100	63,343
Pay a fixed rate of 3.88% and receive a floating rate based on 3-month LIBOR, Expires 10/28/13, Broker Deutsche Bank AG		1,400	102,562
Pay a fixed rate of 4.49% and receive a floating rate based on 3-month LIBOR, Expires 5/20/14, Broker Morgan Stanley Capital Services, Inc.		200	12,182
Pay a fixed rate of 4.46% and receive a floating rate based on 3-month LIBOR, Expires 5/27/14, Broker Morgan Stanley Capital Services, Inc.		1,000	62,141
Pay a fixed rate of 4.88% and receive a floating rate based on 3-month LIBOR, Expires 5/16/16, Broker Royal Bank of Scotland Plc	USD	800	55,855
Pay a fixed rate of 4.76% and receive a floating rate based on 3-month LIBOR, Expires 5/17/16, Broker Goldman Sachs International		900	66,328

			2,127,921

Total Options Purchased (Cost — $4,417,027) — 2.2%			3,913,030

Total Investments Before Borrowed Bonds, TBA Sale Commitments and Options Written (Cost — $265,613,133*) — 147.6%			263,669,545

	Par
Borrowed Bonds	(000)

U.S. Treasury Notes, 1.25%, 9/30/15		384	(381,510)

Total Borrowed Bonds (Proceeds — $413,921) — (0.2)%			(381,510)

TBA Sale Commitments (i)

Fannie Mae Mortgage-Backed Securities:
3.50%, 7/15/41		1,500	(1,434,375)
4.00%, 7/15/26—7/15/41		5,400	(5,574,560)
4.50%, 7/15/41		5,800	(6,000,280)
5.00%, 7/15/41		4,200	(4,462,500)
6.00%, 7/15/41		1,500	(1,647,657)
6.50%, 7/15/41		1,700	(1,924,720)
Freddie Mac Mortgage-Backed Securities:
4.00%, 7/15/26		2,700	(2,810,109)
4.50%, 7/15/41		3,500	(3,615,391)
5.00%, 7/15/41		4,100	(4,349,845)
6.50%, 7/15/41		1,700	(1,916,220)

Total TBA Sale Commitments (Proceeds — $33,854,965) — (18.9)%			(33,735,657)

Options Written	Contracts

Exchange-Traded Put Options — (0.0)%
Eurodollar 1-Year Mid-Curve Options, Strike Price USD 97.75, Expires 9/16/11		99	(619)
Eurodollar 1-Year Mid-Curve Options, Strike Price USD 98.00, Expires 9/16/11		112	(700)

			(1,319)

	Notional
	Amount
	(000)

Over-the-Counter Call Swaptions — (1.9)%
Pay a fixed rate of 2.90% and receive a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker UBS AG	USD	4,500	(29,925)
Pay a fixed rate of 4.49% and receive a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker Deutsche Bank AG	USD	2,300	(209,999)

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Notional
	Amount
Options Written	(000)		Value

Over-the-Counter Call Swaptions (continued)

Pay a fixed rate of 3.82% and receive a floating rate based on 3-month LIBOR, Expires 12/08/11, Broker JPMorgan Chase Bank NA		100	$(4,282)
Pay a fixed rate of 3.85% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		700	(31,490)
Pay a fixed rate of 3.00% and receive a floating rate based on 3-month LIBOR, Expires 12/29/11, Broker UBS AG		1,200	(10,844)
Pay a fixed rate of 4.00% and receive a floating rate based on 3-month LIBOR, Expires 1/05/12, Broker JPMorgan Chase Bank NA		1,900	(102,088)
Pay a fixed rate of 2.08% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		4,300	(83,782)
Pay a fixed rate of 3.90% and receive a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG		2,800	(129,254)
Pay a fixed rate of 4.02% and receive a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG		1,300	(68,717)
Pay a fixed rate of 3.95% and receive a floating rate based on 3-month LIBOR, Expires 4/19/12, Broker Deutsche Bank AG		900	(43,396)
Pay a fixed rate of 3.98% and receive a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Citibank NA		900	(44,897)
Pay a fixed rate of 3.93% and receive a floating rate based on 3-month LIBOR, Expires 4/27/12, Broker Deutsche Bank AG		3,800	(178,506)
Pay a fixed rate of 3.93% and receive a floating rate based on 3-month LIBOR, Expires 4/27/12, Broker UBS AG		3,100	(145,623)
Pay a fixed rate of 3.75% and receive a floating rate based on 3-month LIBOR, Expires 5/14/12, Broker Goldman Sachs Bank USA		1,200	(45,562)
Pay a fixed rate of 3.57% and receive a floating rate based on 3-month LIBOR, Expires 6/01/12, Broker Goldman Sachs Bank USA		6,000	(177,355)
Pay a fixed rate of 2.65% and receive a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Deutsche Bank AG		700	(4,312)
Pay a fixed rate of 2.90% and receive a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Deutsche Bank AG		700	(7,115)
Pay a fixed rate of 4.14% and receive a floating rate based on 3-month LIBOR, Expires 6/15/12, Broker Deutsche Bank AG		2,000	(116,050)
Pay a fixed rate of 4.05% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Deutsche Bank AG		1,900	(100,710)
Pay a fixed rate of 3.83% and receive a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker Citibank NA		1,100	(45,053)
Pay a fixed rate of 3.77% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG	USD	1,700	(62,406)
Pay a fixed rate of 3.86% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG		2,400	(96,387)
Pay a fixed rate of 4.03% and receive a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		1,300	(62,114)
Pay a fixed rate of 4.47% and receive a floating rate based on 3-month LIBOR, Expires 12/17/12, Broker Deutsche Bank AG		1,200	(84,653)
Pay a fixed rate of 4.90% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		2,800	(259,243)
Pay a fixed rate of 4.92% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		4,600	(432,826)
Pay a fixed rate of 5.00% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank NA		3,500	(338,655)
Pay a fixed rate of 4.32% and receive a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker Royal Bank of Scotland Plc		1,100	(63,389)
Pay a fixed rate of 4.07% and receive a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker Deutsche Bank AG		1,000	(45,889)
Pay a fixed rate of 5.07% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Deutsche Bank AG		1,800	(160,484)
Pay a fixed rate of 3.88% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker JPMorgan Chase Bank		2,300	(67,933)
Pay a fixed rate of 3.90% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		3,000	(89,626)
Pay a fixed rate of 3.96% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		1,000	(31,429)
Pay a fixed rate of 4.89% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker Deutsche Bank AG		1,700	(124,040)

			(3,498,034)

Over-the-Counter Put Swaptions — (1.1)%
Receive a fixed rate of 2.15% and pay a floating rate based on 3-month LIBOR, Expires 8/26/11, Broker Citibank NA		1,200	(8,844)
Receive a fixed rate of 3.95% and pay a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker UBS AG		4,500	(40,500)
Receive a fixed rate of 4.49% and pay a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker Deutsche Bank AG		2,300	(7,039)
Receive a fixed rate of 3.82% and pay a floating rate based on 3-month LIBOR, Expires 12/08/11, Broker JPMorgan Chase Bank NA	USD	100	(1,331)

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Notional
	Amount
Options Written	(000)		Value

Over-the-Counter Put Swaptions (continued)

Receive a fixed rate of 3.85% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		700	$(8,978)
Receive a fixed rate of 4.00% and pay a floating rate based on 3-month LIBOR, Expires 12/29/11, Broker UBS AG		1,200	(13,579)
Receive a fixed rate of 4.00% and pay a floating rate based on 3-month LIBOR, Expires 1/05/12, Broker JPMorgan Chase Bank NA		1,900	(22,678)
Receive a fixed rate of 2.08% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		4,300	(4,054)
Receive a fixed rate of 3.90% and pay a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG		2,800	(60,886)
Receive a fixed rate of 4.02% and pay a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG		1,300	(24,805)
Receive a fixed rate of 3.95% and pay a floating rate based on 3-month LIBOR, Expires 4/19/12, Broker Deutsche Bank AG		900	(21,174)
Receive a fixed rate of 3.98% and pay a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Citibank NA		900	(20,450)
Receive a fixed rate of 3.93% and pay a floating rate based on 3-month LIBOR, Expires 4/27/12, Broker Deutsche Bank AG		3,800	(94,803)
Receive a fixed rate of 3.93% and pay a floating rate based on 3-month LIBOR, Expires 4/27/12, Broker UBS AG		3,100	(77,339)
Receive a fixed rate of 3.75% and pay a floating rate based on 3-month LIBOR, Expires 5/14/12, Broker Goldman Sachs Bank USA		1,200	(39,095)
Receive a fixed rate of 3.57% and pay a floating rate based on 3-month LIBOR, Expires 6/01/12, Broker Goldman Sachs Bank USA		6,000	(254,547)
Receive a fixed rate of 4.14% and pay a floating rate based on 3-month LIBOR, Expires 6/15/12, Broker Deutsche Bank AG		2,000	(46,701)
Receive a fixed rate of 4.05% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Deutsche Bank AG		1,900	(49,557)
Receive a fixed rate of 3.83% and pay a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker Citibank NA		1,100	(41,247)
Receive a fixed rate of 3.77% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG		1,700	(86,400)
Receive a fixed rate of 3.86% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG	USD	2,400	(113,705)
Receive a fixed rate of 4.03% and pay a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		1,300	(54,317)
Receive a fixed rate of 4.47% and pay a floating rate based on 3-month LIBOR, Expires 12/17/12, Broker Deutsche Bank AG		1,200	(34,515)
Receive a fixed rate of 4.90% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		2,800	(66,645)
Receive a fixed rate of 4.92% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		4,600	(107,398)
Receive a fixed rate of 5.00% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank NA		3,500	(85,466)
Receive a fixed rate of 4.32% and pay a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker Royal Bank of Scotland Plc		1,100	(49,578)
Receive a fixed rate of 4.07% and pay a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker Deutsche Bank AG		1,000	(57,070)
Receive a fixed rate of 5.07% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Deutsche Bank AG		1,800	(68,433)
Receive a fixed rate of 3.88% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker JPMorgan Chase Bank		2,300	(88,522)
Receive a fixed rate of 3.90% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		3,000	(114,513)
Receive a fixed rate of 3.96% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		1,000	(36,772)
Receive a fixed rate of 4.89% and pay a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker Deutsche Bank AG		1,700	(94,845)

			(1,895,786)

Total Options Written (Premiums Received — $5,775,796) — (3.0)%			(5,395,139)

Total Investments, Net of Borrowed Bonds, TBA Sale Commitments and Options Written (Cost — $225,568,452) — 125.5%			224,157,239
Liabilities in Excess of Other Assets — (25.5)%			(45,546,935)

Net Assets — 100.0%			$178,610,304

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Schedule of Investments (continued)

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$265,633,690

Gross unrealized appreciation	$4,865,605
Gross unrealized depreciation	(6,829,750)

Net unrealized depreciation	$(1,964,145)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Non-income producing security.

(e)	Convertible security.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	Security is perpetual in nature and has no stated maturity date.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

		Unrealized
		Appreciation
Counterparty	Value	(Depreciation)

Bank of America Securities	$556,250	$(2,984)
Barclays Capital	$(310,359)	$1,289
BNP Paribas	$2,130,000	$(11,688)
Citigroup Global Markets	$11,665,629	$(28,672)
Credit Suisse International	$(10,282,578)	$27,500
Goldman Sachs Bank USA	$(4,329,688)	$21,468
Greenwich Financial Services	$(401,095)	$(3,231)
JPMorgan Securities, Inc.	$6,106,580	$(420)
Morgan Stanley & Co., Inc.	$5,191,453	$(34,687)
Nomura Securities International, Inc.	$(318,750)	$8,586
UBS Securities	$1,072,812	$781
Wells Fargo Bank	$(312,469)	$(269)

(j)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(k)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of June 30, 2011 were as follows:

	Interest	Trade	Maturity	Net Closing	Face
Counterparty	Rate	Date	Date	Amount	Amount

Bank of America Merrill Lynch	0.04%	5/6/11	Open	$3,357,080	$3,356,874
Bank of America Merrill Lynch	0.05%	5/10/11	Open	2,971,898	2,971,688
Bank of America Merrill Lynch	(0.07)%	6/30/11	7/01/11	1,343,347	1,343,350
Barclays Capital, Inc.	0.02%	6/30/11	7/05/11	770,964	770,963
BNP Paribas Securities Corp.	0.16%	6/13/11	7/14/11	20,399,348	20,396,538
BNP Paribas Securities Corp.	(0.40)%	6/30/11	7/01/11	714,992	715,000
Credit Suisse International	0.01%	6/30/11	7/01/11	12,215,878	12,215,875
Deutsche Bank AG	0.03%	6/30/11	7/01/11	813,851	813,850
Deutsche Bank AG	(0.08)%	6/30/11	7/01/11	624,649	624,650

Total				$43,212,007	$43,208,788

•	Financial futures contracts purchased as of June 30, 2011 were as follows:

					Unrealized
				Notional	Appreciation
Contracts	Issue	Exchange	Expiration	Value	(Depreciation)

97	2-Year US Treasury Note	Chicago Board of Trade	September 2011	$21,275,294	$1,050
33	30-Year US Treasury Bond	Chicago Board of Trade	September 2011	4,131,174	(71,143)
1	90 Day Euro-Dollar	Chicago Mercantile	September 2011	248,928	210
2	German Euro Bund Futures	Chicago Mercantile	September 2011	363,342	838
3	90 Day Euro-Dollar	Chicago Mercantile	June 2012	744,689	699
7	90 Day Euro-Dollar	Chicago Mercantile	September 2012	1,722,532	13,118
8	90 Day Euro-Dollar	Chicago Mercantile	December 2012	1,979,758	(1,158)
4	90 Day Euro-Dollar	Chicago Mercantile	March 2013	978,711	8,089
8	90 Day Euro-Dollar	Chicago Mercantile	June 2013	1,969,946	(1,646)
11	90 Day Euro-Dollar	Chicago Mercantile	September 2013	2,676,300	22,963
8	90 Day Euro-Dollar	Chicago Mercantile	December 2013	1,939,822	17,878
1	90 Day Euro-Dollar	Chicago Mercantile	March 2014	242,878	1,197

Total					$(7,905)

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments (continued)

•	Financial futures contracts sold as of June 30, 2011 were as follows:

					Unrealized
				Notional	Appreciation
Contracts	Issue	Exchange	Expiration	Value	(Depreciation)

42	5-Year US Treasury Note	Chicago Board of Trade	September 2011	$5,005,828	$(376)
119	10-Year US Treasury Note	Chicago Board of Trade	September 2011	14,675,339	118,292
59	30-Year US Treasury Ultra Bond	Chicago Board of Trade	September 2011	7,570,251	121,501
56	90 Day Euro-Dollar	Chicago Mercantile	December 2011	13,900,332	(40,869)
5	90 Day Euro-Dollar	Chicago Mercantile	March 2012	1,238,386	(5,552)

Total					$192,996

•	Credit default swaps on single-name issues—buy protection outstanding as of June 30, 2011 were as follows:

	Pay			Notional		Unrealized
	Fixed		Expiration	Amount		Appreciation
Issuer	Rate	Counterparty	Date	(000)		(Depreciation)

Radian Group, Inc.	5.00%	Citibank NA	3/20/13	USD	750	$13,179
Eastman Chemical Co.	0.68%	Morgan Stanley Capital Services, Inc.	9/20/13	USD	1,170	(7,509)
Radian Group, Inc.	5.00%	Citibank NA	6/20/15	USD	750	63,415
Government of Spain	1.00%	Citibank NA	3/20/16	USD	239	206
Government of Spain	1.00%	JPMorgan Chase Bank NA	3/20/16	USD	597	1,740
The PMI Group, Inc.	5.00%	Citibank NA	9/20/16	USD	750	199,408

Total						$270,439

•	Credit default swaps on traded indexes—buy protection outstanding as of June 30, 2011 were as follows:

	Pay			Notional		Unrealized
	Fixed		Expiration	Amount		Appreciation
Issuer	Rate	Counterparty	Date	(000)		(Depreciation)

Dow Jones CDX Emerging Markets Series 14	5.00%	Morgan Stanley Capital Services, Inc.	12/20/15	USD	520	$(4,662)
Dow Jones CDX North America Investment Grade Index Series 16	1.00%	Credit Suisse International	6/20/16	USD	3,880	(12,428)
MCDX North America Series 16	1.00%	Morgan Stanley Capital Services, Inc.	6/20/21	USD	1,200	7,764

Total						$(9,326)

•	Credit default swaps on single-name issues—sold protection outstanding as of June 30, 2011 were as follows:

	Receive				Notional
	Fixed		Expiration	Credit	Amount		Unrealized
Issuer	Rate	Counterparty	Date	Rating[1]	(000)[2]		Appreciation

Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	A	USD	580	$357

•	Credit default swaps on traded indexes—sold protection outstanding as of June 30, 2011 were as follows:

	Receive				Notional
	Fixed		Expiration	Credit	Amount		Unrealized
Issuer	Rate	Counterparty	Date	Rating[1]	(000)[2]		Appreciation

MCDX North America Series 14	0.00%	Goldman Sachs International	6/20/20	AA	USD	600	$41,534

[1]	Using Standard and Poor’s rating of the underlying securities.

[2]	The maximum potential amount the Fund may pay should a negative event take place as defined under the terms of agreement.

•	Interest rate swaps outstanding as of June 30, 2011 were as follows:

					Notional		Unrealized
Fixed		Floating		Expiration	Amount		Appreciation
Rate		Rate	Counterparty	Date	(000)		(Depreciation)

0.92	%(a)	3-month LIBOR	Deutsche Bank AG	2/28/13	USD	4,300	$(24,781)
0.79	%(a)	3-month LIBOR	Deutsche Bank AG	5/04/13	USD	1,100	(3,075)
0.65	%(a)	3-month LIBOR	JPMorgan Chase Bank NA	6/22/13	USD	6,500	4,615
0.65	%(a)	3-month LIBOR	UBS AG	6/22/13	USD	5,200	3,570
0.67	%(a)	3-month LIBOR	Bank of America NA	6/29/13	USD	2,900	948
0.71	%(a)	3-month LIBOR	Citibank NA	7/01/13	USD	9,700	(4,724)
0.71	%(a)	3-month LIBOR	Deutsche Bank AG	7/01/13	USD	10,300	(3,481)
1.32	%(a)	3-month LIBOR	Citibank NA	12/17/13	USD	1,500	(15,983)
1.41	%(a)	3-month LIBOR	Deutsche Bank AG	12/20/13	USD	2,200	(28,165)
1.26	%(a)	3-month LIBOR	Deutsche Bank AG	12/24/13	USD	2,300	(20,570)
1.59	%(a)	3-month LIBOR	Deutsche Bank AG	3/08/14	USD	1,400	(22,438)
2.48	%(a)	3-month LIBOR	Deutsche Bank AG	2/22/16	USD	400	(11,085)
2.39	%(b)	3-month LIBOR	Deutsche Bank AG	4/14/16	USD	400	8,645
2.15	%(b)	3-month LIBOR	Deutsche Bank AG	4/28/16	USD	2,000	29,638
2.10	%(b)	3-month LIBOR	Deutsche Bank AG	5/10/16	USD	900	5,853
1.95	%(a)	3-month LIBOR	Citibank NA	7/01/16	USD	500	(1,488)
2.31	%(b)	3-month LIBOR	Credit Suisse International	8/23/16	USD	1,900	16,935
2.57	%(b)	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	300	(14,667)
3.38	%(a)	3-month LIBOR	Deutsche Bank AG	3/21/21	USD	100	(1,363)
4.22	%(b)	3-month LIBOR	Credit Suisse International	5/04/21	USD	1,900	93,340
3.39	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	5/04/21	USD	200	(2,580)
3.30	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	5/06/21	USD	900	(4,899)
3.27	%(a)	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	940	(2,071)
3.27	%(b)	3-month LIBOR	UBS AG	5/20/21	USD	1,000	2,361
3.86	%(b)	3-month LIBOR	JPMorgan Chase Bank NA	5/23/21	USD	3,000	40,214
3.11	%(b)	3-month LIBOR	Goldman Sachs International	6/06/21	USD	200	(2,449)
3.06	%(b)	3-month LIBOR	Citibank NA	6/15/21	USD	100	(1,692)
3.15	%(b)	3-month LIBOR	Deutsche Bank AG	6/30/21	USD	9,000	(84,561)
3.18	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	7/01/21	USD	200	1,391
3.25	%(a)	3-month LIBOR	Credit Suisse International	7/05/21	USD	100	119
3.25	%(a)	3-month LIBOR	UBS AG	7/05/21	USD	600	—
4.50	%(a)	3-month LIBOR	Bank of America NA	1/12/40	USD	484	(2,110)
4.50	%(a)	3-month LIBOR	JPMorgan Chase Bank NA	1/12/40	USD	403	(2,573)
4.34	%(a)	3-month LIBOR	Citibank NA	4/14/41	USD	400	(19,162)
4.35	%(a)	3-month LIBOR	Deutsche Bank AG	4/14/41	USD	100	(5,044)
4.06	%(a)	3-month LIBOR	Deutsche Bank AG	7/05/41	USD	300	946

Total							$(70,386)

  (a)Pays fixed interest rate and receives floating rate.

  (b) Pays floating interest rate and receives fixed rate.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments (concluded)

  • Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments
Asset-Backed Securities	—	$14,652,313	$1,191,011	$15,843,324
Corporate Bonds:	—	70,990,920	—	70,990,920
Foreign Agency Obligations	—	1,650,428	—	1,650,428
Non-Agency Mortgage-Backed Securities:	—	21,974,289	615,284	22,589,573
Preferred Securities:	$51,000	1,165,333	—	1,216,333
Taxable Municipal Bonds	—	1,211,704	—	1,211,704
U.S. Government Sponsored Agency Securities:	—	109,949,772	—	109,949,772
U.S. Treasury Obligations	—	34,172,531	—	34,172,531
Short-Term Securities	—	2,131,930	—	2,131,930
Liabilities:
Investments:
Borrowed Bonds	—	(381,510)	—	(381,510)
TBA Sale Commitments	—	(33,735,657)	—	(33,735,657)

Total	$51,000	$223,782,053	$1,806,295	$225,639,348

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$286,069	$41,534	$327,603
Interest rate contracts	$514,410	3,913,030	—	4,427,440
Liabilities:
Credit contracts	—	(24,599)	—	(24,599)
Interest rate contracts	(399,705)	(5,395,139)	—	(5,794,844)

Total	$(114,705)	$(1,220,639)	$41,534	$(1,064,400)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are show at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

			Non-Agency
	Asset-		Mortgage-
	Backed	Corporate	Backed
	Securities	Bonds	Securities	Total

Assets:
Balance, as of December 31, 2010	$1,247,714	$460,000	$909,880	$2,617,594
Accrued discounts/premium	—	—	—	—
Net realized gain (loss)	270	—	—	270
Net change in unrealized appreciation/depreciation[2]	(600,269)	—	615,284	15,015
Purchases	1,900,408	—	—	1,900,408
Sales	(109,398)	—	—	(109,398)
Transfers in3	—	—	—	—
Transfers out[3]	(1,247,714)	(460,000)	(909,880)	(2,617,594)

Balance, as of June 30, 2011	$1,191,011	—	615,284	$1,806,295

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held at June 30, 2011 was $15,015.

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

		Interest Rate
	Credit Contract	Contracts	Total

Liabilities
Balance, as of December 31, 2010	$(14,044)	$(40,518)	$(54,562)
Accrued discounts/premium	—	—	—
Net realized gain	—	58,593	58,593
Net change in unrealized appreciation/depreciation[4]	(27,490)	40,517	141,891
Purchases	—	—	—
Issuances[5]	—	(96,790)	(96,790)
Sales	—	—	—
Settlements[6]	—	38,198	38,198
Transfers in3	—	—	—
Transfers out[3]	—	—	—

Balance, as of June 30, 2011	$(41,534)	—	$(41,534)

[4]	The change in unrealized appreciation/depreciation on derivative financial instruments still held at June 30, 2011 was $(27,490).

[5]	Issuances represent upfront cash received on certain derivative financial instruments.

[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivatives at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Statement of Assets and Liabilities June 30, 2011 (Unaudited)

Assets:
Investments at value—unaffiliated (cost—$265,613,133)	$263,669,545
Unrealized appreciation on swaps	536,177
Foreign currency at value (cost—$106,677)	105,187
Cash	9,301,732
Cash pledged as collateral for financial futures contracts	1,510,000
Investments sold receivable	46,549,917
TBA sale commitments receivable	33,854,965
Interest receivable	1,710,126
Swaps receivable	86,048
Swaps premiums paid	81,441
Margin variation receivable	42,410
Principal paydowns receivable	5,425
Capital shares sold receivable	2,003
Prepaid expenses	5,861
Other assets	139,198

Total assets	357,600,035

Liabilities:
Investments purchased payable	94,447,860
Reverse repurchase agreements	43,208,788
TBA sale commitments at value (proceeds—$33,854,965)	33,735,657
Options written at value (premiums received—$5,775,796)	5,395,139
Unrealized depreciation on swaps	303,560
Borrowed bonds at value (proceeds—$413,921)	381,510
Income dividends payable	650,724
Capital shares redeemed payable	208,546
Interest expense payable	91,327
Investment advisory fees payable	72,852
Swaps premiums received	57,249
Swaps payable	7,960
Other affiliates payable	1,362
Officer’s and Directors’ fees payable	562
Other accrued expenses payable	104,027
Other liabilities	322,608

Total liabilities	178,989,731

Net Assets	$178,610,304

Net Assets Consist of:
Paid-in capital	$211,551,840
Undistributed net investment income	852,136
Accumulated net realized loss	(32,881,753)
Net unrealized appreciation/depreciation	(911,919)

Net Assets	$178,610,304

Net Asset Value:
Class I—Based on net assets of $178,610,304 and 15,769,151 shares outstanding, 600 million shares authorized, $0.10 par value	$11.33

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Statement of Operations Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Interest	$4,401,586

Expenses:
Investment advisory	442,308
Custodian	36,646
Accounting services	36,326
Professional	23,608
Printing	15,626
Officer and Directors	9,019
Transfer agent	2,496
Miscellaneous	18,279

Total expenses excluding interest expense	584,308
Interest expense	78,135

Total expenses	662,443

Net investment income	3,739,143

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	55,388
Financial futures contracts	(1,605,257)
Foreign currency transactions	(39,413)
Options written	610,868
Swaps	(711,130)
Borrowed bonds	25,404

(1,664,140)

Net change in unrealized appreciation/depreciation on:
Investments	885,324
Financial futures contracts	239,381
Foreign currency transactions	(59,950)
Option written	731,025
Swaps	663,172
Borrowed bonds	(13,388)

2,445,564

Total realized and unrealized gain	781,424

Net Increase in Net Assets Resulting from Operations	$4,520,567

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2011	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2010

Operations:
Net investment income	$3,739,143	$8,879,740
Net realized gain (loss)	(1,664,140)	6,127,313
Net change in unrealized appreciation/depreciation	2,445,564	3,593,715

Net increase in net assets resulting from operations	4,520,567	18,600,768

Dividends to Shareholders From:
Net investment income	(3,837,355)	(9,988,475)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(10,687,763)	(21,544,337)

Net Assets:
Total decrease in net assets	(10,004,551)	(12,932,044)
Beginning of period	188,614,855	201,546,899

End of period	$178,610,304	$188,614,855

Undistributed net investment income	$852,136	$950,348

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Statement of Cash Flows

Six Months Ended June 30, 2011 (Unaudited)

Cash Used for Operating Activities:
Net increase in net assets resulting from operations	$4,520,567
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	337,547
Increase in swap receivable	(51,575)
Decrease in other assets	13,581
Increase in margin variation receivable	(42,410)
Decrease in cash held as collateral in connection with swaps	240,000
Increase in cash held as collateral for futures	(1,510,000)
Decrease in investment advisory fees payable	(11,567)
Increase in interest expense payable	86,613
Increase in other affiliates payable	93
Increase in other accrued expenses payable	6,304
Decrease in margin variation payable	(74,875)
Decrease in swaps payable	(115,320)
Increase in other liabilities	312,344
Increase in Officer’s and Directors’ fees payable	183
Net periodic and termination payments of swaps	(358,087)
Net realized and unrealized gain on investments	(2,027,035)
Amortization of premium and accretion of discount on investments	191,916
Premiums received from options written	3,976,292
Proceeds from sales and paydowns of long-term investments	2,271,828,561
Purchases of long-term investments	(2,243,786,340)
Net purchases of short-term securities	(1,068,010)
Premiums paid to close options written	(2,892,872)

Cash used for operating activities	$(29,570,910)

Cash Provided by Financing Activities:
Proceeds from issuance of Common Shares	3,192,068
Cash payments on Common Shares redeemed	(18,177,811)
Cash receipts from borrowings	641,378,248
Cash payments on borrowings	(651,005,385)

Cash provided by financing activities	$(24,612,880)

Cash Impact from Foreign Exchange Fluctuations:
Cash impact from foreign exchange fluctuations	$(1,490)

Cash:
Net increase in cash and foreign currency	4,956,540
Cash and foreign currency at beginning of period	4,450,379

Cash and foreign currency at end of period	$9,406,919

Cash Flow Information:
Cash paid during the period for interest	$164,648

Noncash Financing Activities:
Capital shares issued in reinvestment of dividends paid to shareholders	$3,797,523

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowings during the period, based on the average borrowings outstanding in relation to average total assets.

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)		2010		2009		2008		2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.29		$10.82		$9.79		$11.77		$11.91	$11.95

Net investment income[1]	0.23		0.50		0.57		0.58		0.56	0.55
Net realized and unrealized gain (loss)	(0.16)		0.53		1.12		(1.97)		(0.14)	(0.03)

Net increase (decrease) from investment operations	0.07		1.03		1.69		(1.39)		0.42	0.52

Dividends from net investment income	(0.03)		(0.56)		(0.66)		(0.59)		(0.56)	(0.56)

Net asset value, end of period	$11.33		$11.29		$10.82		$9.79		$11.77	$11.91

Total Investment Return:[2]
Based on net asset value	2.48%	[3]	9.69%		17.79%		(12.13)%		3.65%	4.39%

Ratios to Average Net Assets:
Total expenses	0.72%	[4]	0.75%		0.66%		0.75%		0.57%	0.55%

Total expenses excluding interest expense	0.64%	[4]	0.63%		0.63%		0.61%		0.57%	0.55%

Net investment income	4.08%	[4]	4.46%		5.54%		5.20%		4.78%	4.70%

Supplemental Data:
Net assets, end of period (000)	$178,610		$188,615		$201,547		$217,700		$345,744	$434,871

Portfolio turnover	863%	[5]	1,331%	[6]	757%	[7]	787%	[8]	326%	272%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 576%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 986%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 492%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 548%.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2007[1]		2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.91		$11.96

Net investment income[2]	0.53		0.57
Net realized and unrealized loss	(0.13)		(0.05)

Net increase from investment operations	0.40		0.52

Dividends from net investment income	(0.53)		(0.57)

Net asset value, end of period	$11.78		$11.91

Total Investment Return:[3]
Based on net asset value	3.44%		4.40%

Ratios to Average Net Assets:
Total expenses	0.85%		0.52%

Total expenses excluding interest expense	0.85%		0.52%

Net investment income	4.49%		4.83%

Supplemental Data:
Net assets, end of period (000)	$—	[1]	$1

Portfolio turnover	326%		272%

[1]	There were no Class III Shares outstanding as of December 31, 2007 and during the years ended December 31, 2008, December 31, 2009, December 31, 2010, and during the six months ended June 30, 2011.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.,
BlackRock Total Return V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Total Return V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and as of June 30, 2011, there were no shares outstanding.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Borrowed Bond Agreements: The Fund may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Fund, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	27

backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Fund may enter into treasury roll transactions. In a treasury roll transaction, the Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Fund receives cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Fund and the counterparty over the term of the borrowing. The Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Fund. If the interest expense exceeds the income earned, the Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, borrowed bonds and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	29

Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps—The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps—The Fund enters into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•	Total return swaps—The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	31

Derivative Financial Instruments Categorized by
Risk Exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2011

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and		Assets and
	Liabilities		Liabilities
	Location	Value	Location	Value

Interest rate contracts	Net unrealized appreciation/depreciation*; Unrealized appreciation on swaps; Investments at value — unaffiliated**	$4,427,440	Net unrealized appreciation/depreciation*; Unrealized depreciation on swaps; Options written at value	$5,794,844

Credit contracts	Unrealized appreciation on swaps; swaps premiums paid	327,603	Unrealized depreciation on swaps; swaps premiums received	24,599

Total		$4,755,043		$5,819,443

*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedule of Investments

The Effect of Derivative Financial Instruments in the
Statement of Operations
Six Months Ended June 30, 2011

	Net Realized Gain (Loss) from
	Financial			Foreign
	Futures			Currency
	Contracts	Swaps	Options***	Transactions

Interest rate contracts	$(1,605,257)	$(496,802)	$205,991	—

Foreign currency exchange contracts	—	—	—	$(22,775)

Credit contracts	—	(214,328)	—	—

Total	$(1,605,257)	$(711,130)	$205,991	$(22,775)

	Net Change in Unrealized Appreciation/Depreciation on
	Financial			Foreign
	Futures			Currency
	Contracts	Swaps	Options***	Transactions

Interest rate contracts	$239,381	$102,176	$(383,621)	—

Foreign currency exchange contracts	—	—	—	$(8,635)

Credit contracts	—	560,996	—	—

Total	$239,381	$663,172	$(383,621)	$(8,635)

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended June 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:

Average number of contracts purchased	209

Average number of contracts sold	331

Average notional value of contracts purchased	$37,843,867

Average notional value of contracts sold	$57,145,397

Foreign currency contracts:

Average number of contracts-US dollars purchased	1

Average US dollar amounts purchased	$319,792

Options:

Average number of option contracts purchased	295

Average number of option contracts written	273

Average notional value of option contracts purchased	$613,250

Average notional value of option contracts written	$591,250

Average number of swaption contracts purchased	50

Average number of swaption contracts written	62

Average notional value of swaption contracts purchased	$121,800,000

Average notional value of swaption contracts written	$128,550,000

Credit default swaps:

Average number of contracts-buy protection	10

Average number of contracts-sell protection	2

Average notional value-buy protection	$8,432,000

Average notional value-sell protection	$2,635,000

Interest rate swaps:

Average number of contracts-pays fixed rate	27

Average number of contracts-receives fixed rate	12

Average notional value-pays fixed rate	$55,520,000

Average notional value-receives fixed rate	$18,300,000

Total return swaps:

Average number of contracts	3

Average notional value	$2,242,515

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at the following annual rates of the Fund’s and the Company’s

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock High Income V.I. Fund’s aggregate average daily net assets:

Investment
Advisory
Average Daily Net Assets	Fee

First $250 million	0.50%

$250 million—$500 million	0.45%

$500 million—$750 million	0.40%

Greater than $750 million	0.35%

For the six months ended June 30, 2011, the aggregate average daily net assets of the Fund and the Company’s BlackRock High Income V.I. Fund were approximately $328,766,189.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) as a percentage of net assets to 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2011, the Fund reimbursed the Manager $1,302 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2011, were $1,876,083,123 and $1,887,477,002, respectively.

For the six months ended June 30, 2011, purchases and sales of US government securities were $259,120,549 and $273,334,489, respectively.

For the six months ended June 30, 2011, purchases and sales of mortgage dollar rolls were $710,083,215 and $710,428,459, respectively.

Transactions in options written for the six months ended June 30, 2011, were as follows:

	Calls

		Swaptions
		Notional
	Options	Amount	Premiums
	Contracts	(000)	Received

Outstanding options, beginning of period	31	49,800	$2,557,043

Options written	65	55,800	1,990,402

Options closed	—	(25,000)	(1,293,056)

Options expired	—	(9,800)	(393,288)

Outstanding options, end of period	96	70,800	$2,861,101

	Puts

		Swaptions
		Notional
	Options	Amount	Premiums
	Contracts	(000)	Received

Outstanding options, beginning of period	31	67,900	$2,851,748

Options written	116	65,150	1,985,888

Options closed	—	(43,250)	(1,599,815)

Options expired	—	(19,200)	(323,126)

Outstanding options, end of period	147	70,600	$2,914,695

5.  Capital Loss Carryforwards:

As of December 31, 2010, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2016	$3,521,689

2017	24,152,425

Total	$27,674,114

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	33

6.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund pays a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the six months ended June 30, 2011.

For the six months ended June 30, 2011 the Fund’s daily average amount of outstanding transactions considered borrowings from reverse repurchase agreements and treasury roll transactions was approximately $52,170,616 and the daily weighted average interest rate was 0.19%.

7.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

8.  Capital Share Transactions:

Transactions in capital shares were as follows:

Class I Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	282,558	$3,185,759

Shares issued to shareholders in reinvestment of dividends	335,959	3,797,523

Total issued	618,517	6,983,282

Shares redeemed	(1,563,057)	(17,671,045)

Net decrease	(944,540)	$(10,687,763)

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	419,934	$4,706,817

Shares issued to shareholders in reinvestment of dividends	935,524	10,455,609

Total issued	1,355,458	15,162,426

Shares redeemed	(3,268,959)	(36,706,763)

Net decrease	(1,913,501)	$(21,544,337)

9.  Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

On July 5, 2011, the Fund re-launched Class III Shares.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

June 30, 2011

Semi-Annual Report (Unaudited)

BlackRock Value Opportunities V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Fund Summary as of June 30, 2011
Investment Objective

BlackRock Value Opportunities V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.
Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2011, the Fund outperformed its benchmark, the Standard & Poor’s (S&P) SmallCap 600® Value Index.

What factors influenced performance?

•	The Fund’s overweight allocation (relative to the S&P SmallCap 600® Value Index composition) and stock selection in the energy sector benefited performance during the period. Holdings in names that are sensitive to oil prices performed particularly well, including Cabot Oil & Gas Corp. Class A, Pioneer Drilling Co. and Frontier Oil Corp. In financials, stock selection was rewarding, mostly among real estate investment trusts and commercial bank holdings. An overweight in health care had a positive impact on performance, as did stock selection within the space. An emphasis on the health care providers & services industry and selection within equipment & supplies was additive. Standout performers included OraSure Technologies, Inc., MAKO Surgical Corp. and Kinetic Concepts, Inc. The Fund’s holdings in industrials boosted returns, most notably machinery company Robbins & Myers, Inc. Stock selection in the materials sector also contributed positively, with specialty metals company Carpenter Technology Corp. and chemical company Rockwood Holdings, Inc. delivering strong returns.

•	Conversely, stock selection in the consumer discretionary sector detracted from relative performance. In particular, the Fund’s position in Harte-Hanks, Inc. hurt returns as the company missed its earnings estimates due to an accelerated decline in their print business. Shares of The Jones Group, Inc. fell, despite strong first-quarter earnings results, due to downgraded analyst ratings and conservative guidance from the company’s management.

Describe recent portfolio activity.

•	During the period, we added new positions in the information technology (IT) sector, including Plantronics, Inc., Radiant Systems, Inc., NCR Corp., Standard Microsystems Corp. and Cymer, Inc. We modestly reduced positions in financials and consumer discretionary, with Community Bank System, Inc., United Bankshares, Inc. and Jo-Ann Stores, Inc. among the larger sales in these groups. Other notable sales in the Fund included IT name JDS Uniphase Corp. and transport industrial Railamerica, Inc.

Describe portfolio positioning at period end.

•	At period end, the Fund’s most significant sector positions relative to the S&P SmallCap 600® Value Index were overweights in health care and energy and underweights in industrials, financials and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in common stocks of small cap companies and emerging growth companies that Fund management believes have special investment value.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. The returns for Class III Shares prior to November 18, 2003, the commencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged index is a subset of the S&P 600® Index that consists of those stocks in the S&P 600® Index exhibiting the strongest value characteristics.
Performance Summary as of June 30, 2011

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years	10 Years

Class I Shares[4]	8.04%	40.98%	2.51%	5.82%

Class II Shares[4]	7.95	40.75	2.35	5.65

Class III Shares[4]	7.93	40.59	2.25	5.43	[5]

S&P SmallCap 600® Value Index	4.01	31.71	2.96	7.38

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	The returns for Class III Shares prior to November 18, 2003, the commencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Fund Information as of June 30, 2011

Percent of
Sector Allocations	Long-Term Investments

Financials	20%
Industrials	17
Information Technology	15
Health Care	14
Consumer Discretionary	11
Energy	10
Materials	6
Utilities	6
Consumer Staples	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and/or distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2011 and held through June 30, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	January 1, 2011	June 30, 2011	During the Period[1]	January 1, 2011	June 30, 2011	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,080.40	$4.28	$1,000.00	$1,020.68	$4.16	0.83%

Class II	$1,000.00	$1,079.50	$5.05	$1,000.00	$1,019.93	$4.91	0.98%

Class III	$1,000.00	$1,079.30	$5.57	$1,000.00	$1,019.44	$5.41	1.08%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund

Schedule of Investments June 30, 2011 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 3.5%
Ceradyne, Inc. (a)	25,400	$990,346
Curtiss-Wright Corp.	60,100	1,945,437
Esterline Technologies Corp. (a)	32,300	2,467,720
Moog, Inc., Class A (a)	44,000	1,914,880
Spirit Aerosystems Holdings, Inc., Class A (a)	18,900	415,800
Triumph Group, Inc.	19,250	1,916,915

		9,651,098

Automobiles — 0.4%
Thor Industries, Inc.	41,800	1,205,512

Biotechnology — 0.3%
Arena Pharmaceuticals, Inc. (a)(b)	288,100	391,816
MannKind Corp. (a)(b)	115,500	438,900

		830,716

Capital Markets — 1.0%
BGC Partners, Inc.	117,300	906,729
Investment Technology Group, Inc. (a)	85,800	1,202,916
Piper Jaffray Cos. (a)	25,800	743,298

		2,852,943

Chemicals — 3.8%
Arch Chemicals, Inc.	41,100	1,415,484
Ferro Corp. (a)	68,400	919,296
Huntsman Corp.	154,500	2,912,325
OM Group, Inc. (a)	36,000	1,463,040
Rockwood Holdings, Inc. (a)	58,500	3,234,465
Spartech Corp. (a)	86,700	528,003

		10,472,613

Commercial Banks — 7.8%
Bank of Hawaii Corp.	33,900	1,577,028
Banner Corp.	36,529	639,250
Community Bank System, Inc.	6,000	148,740
Cullen/Frost Bankers, Inc.	33,600	1,910,160
East-West Bancorp, Inc.	83,300	1,683,493
First Financial Bankshares, Inc.	36,000	1,240,200
First Midwest Bancorp, Inc.	133,200	1,637,028
Glacier Bancorp, Inc.	70,600	951,688
Hancock Holding Co.	6,437	199,418
National Penn Bancshares, Inc.	217,000	1,720,810
Old National Bancorp	127,100	1,372,680
Pinnacle Financial Partners, Inc. (a)(b)	112,300	1,747,388
PrivateBancorp, Inc.	109,000	1,504,200
Sterling Bancshares, Inc.	129,800	1,059,168
Texas Capital Bancshares, Inc. (a)	5,200	134,316
UMB Financial Corp.	22,700	950,676
Umpqua Holdings Corp.	74,000	856,180
Wintrust Financial Corp.	62,200	2,001,596

		21,334,019

Communications Equipment — 2.4%
Arris Group, Inc. (a)	235,500	2,734,155
Harmonic, Inc. (a)	252,400	1,824,852
Plantronics, Inc.	56,000	2,045,680

		6,604,687

Computers & Peripherals — 0.6%
NCR Corp. (a)	94,200	1,779,438

Construction & Engineering — 0.8%
URS Corp. (a)	48,400	2,165,416

Containers & Packaging — 0.7%
Packaging Corp. of America	19,600	548,604
Rock-Tenn Co., Class A	19,100	1,267,094

		1,815,698

Electric Utilities — 1.7%
Allete, Inc.	50,900	2,088,936
UIL Holdings Corp.	78,200	2,529,770

		4,618,706

Electrical Equipment — 0.6%
Regal-Beloit Corp.	26,300	1,756,051

Electronic Equipment, Instruments & Components — 2.2%
Checkpoint Systems, Inc. (a)	96,400	1,723,632
Ingram Micro, Inc., Class A (a)	107,900	1,957,306
ScanSource, Inc. (a)	64,500	2,417,460

		6,098,398

Energy Equipment & Services — 3.9%
Bristow Group, Inc.	500	25,510
CARBO Ceramics, Inc.	2,100	342,195
Oil States International, Inc. (a)	23,700	1,893,867
Pioneer Drilling Co. (a)	226,800	3,456,432
Superior Energy Services, Inc. (a)	72,400	2,688,936
Tesco Corp. (a)	18,200	353,262
Tetra Technologies, Inc. (a)	150,900	1,920,957

		10,681,159

Food & Staples Retailing — 0.0%
The Fresh Market, Inc. (a)	3,300	127,644

Food Products — 1.0%
Diamond Foods, Inc. (b)	37,000	2,824,580

Gas Utilities — 1.5%
South Jersey Industries, Inc.	13,000	706,030
Southwest Gas Corp.	87,500	3,378,375

		4,084,405

Health Care Equipment & Supplies — 6.0%
CONMED Corp. (a)	54,200	1,543,616
Hansen Medical, Inc. (a)(b)	280,600	956,846
Invacare Corp.	95,500	3,169,645
Kinetic Concepts, Inc. (a)	40,500	2,334,015
MAKO Surgical Corp. (a)	18,800	558,924
OraSure Technologies, Inc. (a)	577,159	4,923,166
Wright Medical Group, Inc. (a)	190,500	2,857,500

		16,343,712

Health Care Providers & Services — 6.1%
Coventry Health Care, Inc. (a)	100,800	3,676,176
Health Net, Inc. (a)	89,600	2,875,264
Healthways, Inc. (a)	172,600	2,620,068
LCA-Vision, Inc. (a)	152,200	727,516
LifePoint Hospitals, Inc. (a)	27,600	1,078,608
Owens & Minor, Inc.	56,800	1,959,032
Tenet Healthcare Corp. (a)	591,200	3,689,088

		16,625,752

Hotels, Restaurants & Leisure — 1.7%
Gaylord Entertainment Co. (a)(b)	66,200	1,986,000
Papa John’s International, Inc. (a)	37,900	1,260,554
Ruby Tuesday, Inc. (a)	135,900	1,465,002

		4,711,556

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Household Durables — 0.6%
KB Home	114,300	$1,117,854
MDC Holdings, Inc.	25,900	638,176

		1,756,030

IT Services — 1.2%
Acxiom Corp. (a)	102,200	1,339,842
Convergys Corp. (a)	152,500	2,080,100

		3,419,942

Insurance — 2.3%
Delphi Financial Group, Inc., Class A	51,200	1,495,552
ProAssurance Corp. (a)	38,400	2,688,000
RLI Corp.	16,600	1,027,872
Safety Insurance Group, Inc.	13,000	546,520
Selective Insurance Group, Inc.	37,100	603,617

		6,361,561

Internet Software & Services — 1.6%
IAC/InterActiveCorp. (a)	78,800	3,007,796
ValueClick, Inc. (a)	90,100	1,495,660

		4,503,456

Leisure Equipment & Products — 0.2%
Leapfrog Enterprises, Inc. (a)(b)	146,100	616,542

Life Sciences Tools & Services — 1.5%
Pharmaceutical Product Development, Inc.	149,900	4,023,316

Machinery — 9.3%
AGCO Corp. (a)	46,200	2,280,432
Altra Holdings, Inc. (a)	153,600	3,684,864
Astec Industries, Inc. (a)	47,300	1,749,154
Briggs & Stratton Corp.	111,700	2,218,362
CIRCOR International, Inc.	47,100	2,017,293
EnPro Industries, Inc. (a)	61,000	2,932,270
IDEX Corp.	65,000	2,980,250
Kennametal, Inc.	46,200	1,950,102
RBC Bearings, Inc. (a)	48,300	1,823,808
Robbins & Myers, Inc.	52,600	2,779,910
Terex Corp. (a)	34,900	992,905

		25,409,350

Media — 0.9%
Harte-Hanks, Inc.	186,000	1,510,320
Regal Entertainment Group, Series A	75,700	934,895

		2,445,215

Metals & Mining — 1.2%
Carpenter Technology Corp.	52,000	2,999,360
Stillwater Mining Co. (a)	12,700	279,527

		3,278,887

Multi-Utilities — 2.5%
NorthWestern Corp.	70,000	2,317,700
OGE Energy Corp.	51,800	2,606,576
Vectren Corp.	64,800	1,805,328

		6,729,604

Multiline Retail — 1.4%
Big Lots, Inc. (a)	44,500	1,475,175
Fred’s, Inc.	104,700	1,510,821
Saks, Inc. (a)	77,000	860,090

		3,846,086

Oil, Gas & Consumable Fuels — 5.3%
Bill Barrett Corp. (a)	26,200	1,214,370
Cabot Oil & Gas Corp., Class A	24,300	1,611,333
Frontier Oil Corp.	90,200	2,914,362
GeoResources, Inc. (a)	27,800	625,222
Oasis Petroleum, Inc. (a)	88,000	2,611,840
SM Energy Co.	48,300	3,549,084
Whiting Petroleum Corp. (a)	22,900	1,303,239
World Fuel Services Corp.	18,200	653,926

		14,483,376

Paper & Forest Products — 0.6%
Wausau Paper Corp.	234,600	1,581,204

Pharmaceuticals — 0.3%
K-V Pharmaceutical Co., Class A (a)(b)	343,200	933,504

Professional Services — 1.3%
Kelly Services, Inc., Class A (a)	78,600	1,296,900
Kforce, Inc. (a)	102,700	1,343,316
Resources Connection, Inc.	85,400	1,028,216

		3,668,432

Real Estate Investment Trusts (REITs) — 7.7%
Acadia Realty Trust	123,800	2,516,854
American Campus Communities, Inc.	85,400	3,033,408
BioMed Realty Trust, Inc.	148,500	2,857,140
CommonWealth REIT	81,250	2,099,500
Cousins Properties, Inc.	95,100	812,154
Dupont Fabros Technology, Inc.	69,600	1,753,920
Getty Realty Corp.	48,100	1,213,563
Kilroy Realty Corp.	56,300	2,223,287
Lexington Corporate Properties Trust (b)	234,250	2,138,703
Omega Healthcare Investors, Inc.	114,500	2,405,645

		21,054,174

Road & Rail — 1.6%
Marten Transport Ltd.	94,700	2,045,520
Vitran Corp., Inc. (a)	176,800	2,245,360

		4,290,880

Semiconductors & Semiconductor Equipment — 4.0%
Cymer, Inc. (a)	35,200	1,742,752
DSP Group, Inc. (a)	217,900	1,895,730
MKS Instruments, Inc.	69,400	1,833,548
PMC-Sierra, Inc. (a)	257,600	1,950,032
Standard Microsystems Corp. (a)	63,900	1,724,661
Teradyne, Inc. (a)	91,000	1,346,800
Zoran Corp. (a)	64,900	545,160

		11,038,683

Software — 3.0%
Bottomline Technologies, Inc. (a)	118,903	2,938,093
Compuware Corp. (a)	117,900	1,150,704
Radiant Systems, Inc. (a)	131,700	2,752,530
TIBCO Software, Inc. (a)	45,500	1,320,410

		8,161,737

Specialty Retail — 4.5%
Ascena Retail Group Inc. (a)	77,900	2,652,495
Charming Shoppes, Inc. (a)	25,200	104,832
Collective Brands, Inc. (a)	51,100	750,659
The Children’s Place Retail Stores, Inc. (a)	32,000	1,423,680
Express, Inc.	106,600	2,323,880
Genesco, Inc. (a)	47,100	2,453,910
The Pep Boys — Manny, Moe & Jack	124,500	1,360,785
Penske Auto Group, Inc.	52,300	1,189,302

		12,259,543

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc. BlackRock Value Opportunities V.I. Fund Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Textiles, Apparel & Luxury Goods — 0.8%
G-III Apparel Group, Ltd. (a)	37,500	$1,293,000
The Jones Group, Inc.	90,000	976,500

		2,269,500

Thrifts & Mortgage Finance — 0.9%
Dime Community Bancshares, Inc.	90,000	1,308,600
Provident Financial Services, Inc.	80,600	1,154,192

		2,462,792

Total Common Stocks — 98.7%		271,177,917

Warrants (c)

Commercial Banks — 0.4%
Texas Capital Bancshares, Inc. (Expires 1/16/19)	67,800	987,168

Total Warrants — 0.4%		987,168

Total Long-Term Investments (Cost — $215,636,630) — 99.1%		272,165,085

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (d)(e)	434,279	$434,279

	Beneficial
	Interest
	(000)

BlackRock Liquidity Series, LLC Money Market Series, 0.10% (d)(e)(f)	$8,126	8,126,477

Total Short-Term Securities (Cost — $8,560,756) — 3.1%		8,560,756

Total Investments (Cost — $224,197,386*) — 102.2%		280,725,841
Liabilities in Excess of Other Assets — (2.2)%		(6,104,710)

Net Assets — 100.0%		$274,621,131

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$227,250,373

Gross unrealized appreciation	$63,648,485
Gross unrealized depreciation	(10,173,017)

Net unrealized appreciation	$53,475,468

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(d)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares /		Shares /
	Beneficial		Beneficial
	Interest		Interest
	Held at		Held at
	December 31,	Net	June 30,
Affiliate	2010	Activity	2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	9,464,328	(9,030,049)	434,279	$3,092
BlackRock Liquidity Series, LLC Money Market Series	$2,733,600	$5,392,877	$8,126,477	$32,584

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets: Investments:
Long-Term Investments[1]	$272,165,085	—	—	$272,165,085
Short-Term Securities	434,279	$8,126,477	—	8,560,756

Total	$272,599,364	$8,126,477	—	$280,725,841

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Statement of Assets and Liabilities June 30, 2011 (Unaudited)

Assets:
Investments at value—unaffiliated (including securities loaned of $7,773,561) (cost—$215,636,630)	$272,165,085
Investments at value—affiliated (cost—$8,560,756)	8,560,756
Investments sold receivable	3,101,394
Dividends receivable	221,994
Capital shares sold receivable	17,699
Securities lending income receivable—affiliated	15,072
Prepaid expenses	7,543

Total assets	284,089,543

Liabilities:
Collateral on securities loaned at value	8,126,477
Investments purchased payable	923,565
Capital shares redeemed payable	193,324
Investment advisory fees payable	163,837
Distribution fees payable	3,025
Other affiliates payable	2,394
Officer’s and Directors’ fees payable	668
Other accrued expenses payable	55,122

Total liabilities	9,468,412

Net Assets	$274,621,131

Net Assets Consist of:
Paid-in capital	$326,263,037
Undistributed net investment income	433,518
Accumulated net realized loss	(108,603,879)
Net unrealized appreciation/depreciation	56,528,455

Net Assets	$274,621,131

Net Asset Value:
Class I—Based on net assets of $257,381,889 and 13,491,622 shares outstanding, 100 million shares authorized, $0.10 par value	$19.08

Class II—Based on net assets of $4,977,171 and 261,659 shares outstanding, 100 million shares authorized, $0.10 par value	$19.02

Class III—Based on net assets of $12,262,071 and 783,508 shares outstanding, 100 million shares authorized, $0.10 par value	$15.65

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Statement of Operations Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividends—unaffiliated	$1,402,933
Securities lending—affiliated	32,584
Dividends—affiliated	3,092

Total income	1,438,609

Expenses:
Investment advisory	1,043,961
Distribution—Class II	3,837
Distribution—Class III	16,100
Accounting services	35,042
Professional	21,984
Printing	18,176
Custodian	16,933
Officer and Directors	9,710
Transfer agent—Class I	2,276
Transfer agent—Class II	53
Transfer agent—Class III	146
Miscellaneous	7,670

Total expenses	1,175,888
Less fees waived by advisor	(1,552)

Total expenses after fees waived	1,174,336

Net investment income	264,273

Realized and Unrealized Gain:
Net realized gain from investments	15,206,657
Net change in unrealized appreciation/depreciation on investments	5,949,901

Total realized and unrealized gain	21,156,558

Net Increase in Net Assets Resulting from Operations	$21,420,831

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2011	Year Ended
Increase (Decrease) in Net Assets:	(Unaudited)	December 31, 2010

Operations:
Net investment income	$264,273	$1,268,825
Net realized gain	15,206,657	18,762,108
Net change in unrealized appreciation/depreciation	5,949,901	41,284,790

Net increase in net assets resulting from operations	21,420,831	61,315,723

Dividends to Shareholders From:
Net investment income:
Class I	—	(1,218,404)
Class II	—	(17,590)
Class III	—	(45,551)

Decrease in net assets resulting from dividends to shareholders	—	(1,281,545)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(19,239,032)	(15,308,408)

Net Assets:
Total increase in net assets	2,181,799	44,725,770
Beginning of period	272,439,332	227,713,562

End of period	$274,621,131	$272,439,332

Undistributed net investment income	$433,518	$169,245

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Financial Highlights

	Class I
	Six Months Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)		2010		2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$17.66		$13.79		$10.81	$19.11	$23.41	$24.93

Net investment income[1]	0.02		0.08		0.08	0.12	0.03	0.07
Net realized and unrealized gain (loss)	1.40		3.87		2.98	(7.80)	(0.22)	3.12

Net increase (decrease) from investment operations	1.42		3.95		3.06	(7.68)	(0.19)	3.19

Dividends and distributions from:
Net investment income	—		(0.08)		(0.08)	(0.12)	(0.04)	(0.08)
Net realized gain	—		—		—	(0.50)	(4.07)	(4.63)

Total dividends and distributions	—		(0.08)		(0.08)	(0.62)	(4.11)	(4.71)

Net asset value, end of period	$19.08		$17.66		$13.79	$10.81	$19.11	$23.41

Total Investment Return:[2]
Based on net asset value	8.04%	[3]	28.69%	[4]	28.34%	(40.04)%	(0.89)%	12.82%

Ratios to Average Net Assets:
Total expenses	0.83%	[5]	0.84%		0.88%	0.87%	0.84%	0.84%

Total expenses after fees waived	0.83%	[5]	0.84%		0.88%	0.87%	0.84%	0.84%

Net investment income	0.20%	[5]	0.54%		0.73%	0.72%	0.14%	0.27%

Supplemental Data:
Net assets, end of period (000)	$257,382		$255,596		$217,029	$164,193	$351,954	$443,153

Portfolio turnover	22%		55%		121%	127%	103%	72%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes proceeds received from a settlement litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 28.32%.

[5]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Financial Highlights (continued)

	Class II
	Six Months Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)		2010		2009	2008	2007		2006

Per Share Operating Performance:
Net asset value, beginning of period	$17.62		$13.76		$10.79	$19.06	$23.35		$24.87

Net investment income (loss)[1]	—	[2]	0.06		0.06	0.09	—	[3]	0.03
Net realized and unrealized gain (loss)	1.40		3.86		2.97	(7.77)	(0.23)		3.11

Net increase (decrease) from investment operations	1.40		3.92		3.03	(7.68)	(0.23)		3.14

Dividends and distributions from:
Net investment income	—		(0.06)		(0.06)	(0.09)	—		(0.03)
Net realized gain	—		—		—	(0.50)	(4.06)		(4.63)

Total dividends and distributions	—		(0.06)		(0.06)	(0.59)	(4.06)		(4.66)

Net asset value, end of period	$19.02		$17.62		$13.76	$10.79	$19.06		$23.35

Total Investment Return:[4]
Based on net asset value	7.95%	[5]	28.50%	[6]	28.12%	(40.14)%	(1.03)%		12.67%

Ratios to Average Net Assets:
Total expenses	0.98%	[7]	0.99%		1.03%	1.02%	0.99%		0.99%

Total expenses after fees waived	0.98%	[7]	0.99%		1.03%	1.02%	0.99%		0.99%

Net investment income (loss)	0.05%	[7]	0.38%		0.49%	0.56%	(0.02)%		0.12%

Supplemental Data:
Net assets, end of period (000)	$4,977		$5,143		$4,740	$4,898	$11,281		$14,991

Portfolio turnover	22%		55%		121%	127%	103%		72%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Amount is less than $(0.01) per share.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes proceeds received from a settlement litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 28.13%.

[7]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Financial Highlights (concluded)

	Class III
	Six Months Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)		2010		2009	2008	2007[1]	2006[1]

Per Share Operating Performance:
Net asset value, beginning of period	$14.50		$11.35		$8.91	$15.93	$20.20	$59.70

Net investment income (loss)[2]	(0.01)		0.05		0.04	0.07	(0.02)	—	[3]
Net realized and unrealized gain (loss)	1.16		3.16		2.46	(6.50)	(0.20)	7.30

Net increase (decrease) from investment operations	1.15		3.21		2.50	(6.43)	(0.22)	7.30

Dividends and distributions from:
Net investment income	—		(0.06)		(0.06)	(0.09)	—	(0.50)
Net realized gain	—		—		—	(0.50)	(4.05)	(46.30)

Total dividends and distributions	—		(0.06)		(0.06)	(0.59)	(4.05)	(46.80)

Net asset value, end of period	$15.65		$14.50		$11.35	$8.91	$15.93	$20.20

Total Investment Return:[4]
Based on net asset value	7.93%	[5]	28.31%	[6]	28.06%	(40.21)%	(1.15)%	12.28%

Ratios to Average Net Assets:
Total expenses	1.08%	[7]	1.09%		1.13%	1.12%	1.10%	1.08%

Total expenses after fees waived	1.08%	[7]	1.09%		1.13%	1.12%	1.10%	1.08%

Net investment income (loss)	(0.05)%	[7]	0.37%		0.45%	0.49%	(0.12)%	(0.02)%

Supplemental Data:
Net assets, end of period (000)	$12,262		$11,700		$5,944	$4,745	$8,037	$7,810

Portfolio turnover	22%		55%		121%	127%	103%	72%

[1]	On December 14, 2007, the Fund declared a 1 for 10 stock split. The net asset values and other per share information listed have been restated to reflect the stock split.

[2]	Based on average shares outstanding.

[3]	Amount is less than $(0.01) per share.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes proceeds received from a settlement litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 27.96%.

[7]	Annualized.

See Notes to Financial Statements.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Notes to Financial Statements (Unaudited)
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Value Opportunities V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend and interest on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the period, the Fund accepted only cash collateral in connection with securities loaned.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at an annual rate of 0.75% from January 1, 2011 through May 31, 2011.

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

Effective June 1, 2011, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Investment
Advisory
Average Daily Net Assets	Fee

First $1 billion	0.75%

$1 billion—$3 billion	0.71%

$3 billion—$5 billion	0.68%

$5 billion—$10 billion	0.65%

Greater than $10 billion	0.64%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) as a percentage of net assets as follows: 1.25% for Class I Shares, 1.40% for Class II Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2011, the Fund reimbursed the Manager $2,430 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Company received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the six months ended June 30, 2011, BIM received $8,710 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.  Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2011, were $62,175,445 and $74,697,835, respectively.

4.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund pays a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the six months ended June 30, 2011.

5.  Capital Loss Carryforwards:

As of December 31, 2010, the Fund had capital loss carryforwards available to offset future

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

realized capital gains through the indicated expiration dates as follow:

Expires December 31,

2016	$11,014,229

2017	109,743,320

Total	$120,757,549

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in the pre-enactment taxable years.

6.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2011, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	246,611	$4,625,724

Shares redeemed	(1,229,981)	(22,913,036)

Net decrease	(983,370)	$(18,287,312)

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	760,627	$11,587,275

Shares issued to shareholders in reinvestment of dividends	70,854	1,218,404

Total issued	831,481	12,805,679

Shares redeemed	(2,092,284)	(31,471,271)

Net decrease	(1,260,803)	$(18,665,592)

Class II Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	2,229	$40,652

Shares redeemed	(32,489)	(601,610)

Net decrease	(30,260)	$(560,958)

Class II Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	9,773	$147,154

Shares issued to shareholders in reinvestment of dividends	1,042	17,590

Total issued	10,815	164,744

Shares redeemed	(63,300)	(970,675)

Net decrease	(52,485)	$(805,931)

Class III Shares
Six Months Ended June 30, 2011	Shares	Amount

Shares sold	173,146	$2,626,812

Shares redeemed	(196,322)	(3,017,574)

Net decrease	(23,176)	$(390,762)

Class III Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	601,239	$7,827,254

Shares issued to shareholders in reinvestment of dividends	3,217	45,551

Total issued	604,456	7,872,805

Shares redeemed	(321,404)	(3,709,690)

Net increase	283,052	$4,163,115

JUNE 30, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

8.  Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend in the following amounts per share on July 22, 2011 to shareholders of record on July 20, 2011:

Class I	$0.011736

Class II	$0.011736

Class III	$0.011735

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2011

BlackRock Variable Series Funds, Inc.
Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Balanced Capital V.I. Fund (the “Balanced Capital V.I. Fund”), BlackRock Basic Value V.I. Fund (the “Basic Value V.I. Fund”), BlackRock Capital Appreciation V.I. Fund (the “Capital Appreciation V.I. Fund”), BlackRock Equity Dividend V.I. Fund (the “Equity Dividend V.I. Fund”), BlackRock Global Allocation V.I. Fund (the “Global Allocation V.I. Fund”), BlackRock Global Opportunities V.I. Fund (the “Global Opportunities V.I. Fund”), BlackRock Government Income V.I. Fund (the “Government Income V.I. Fund”), BlackRock High Income V.I. Fund (the “High Income V.I. Fund”), BlackRock International Value V.I. Fund (the “International Value V.I. Fund”), BlackRock Large Cap Core V.I. Fund (the “Large Cap Core V.I. Fund”), BlackRock Large Cap Growth V.I. Fund (the “Large Cap Growth V.I. Fund”), BlackRock Large Cap Value V.I. Fund (the “Large Cap Value V.I. Fund”), BlackRock Money Market V.I. Fund (the “Money Market V.I. Fund”), BlackRock S&P 500 Index V.I. Fund (the “S&P 500 Index V.I. Fund”), BlackRock Total Return V.I. Fund (the “Total Return V.I. Fund”) and BlackRock Value Opportunities V.I. Fund (the “Value Opportunities V.I. Fund”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Variable Series Funds, Inc. (the “Corporation”), met on April 12, 2011 and May 10-11, 2011 to consider the approval of the Corporation’s investment advisory agreements (collectively, the “Advisory Agreements”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Investment Management, LLC; (b) BlackRock Financial Management, Inc.; (c) BlackRock International Limited; and (d) BlackRock Institutional Management Corporation (collectively, the “Sub-Advisors”) with respect to the Funds, as applicable. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each

Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process:  Prior to the April 12, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”), and for the S&P 500 Index V.I. Fund, also the gross investment performance as compared with its benchmark; (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 12, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 12, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 10-11, 2011 Board meeting.

At an in-person meeting held on May 10-11, 2011, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, as applicable, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A.  Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B.  The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 12, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to funds in the Fund’s applicable Lipper category, and for the S&P 500 Index V.I. Fund, also the gross investment performance compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that the Balanced Capital V.I. Fund ranked in the fourth quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed and discussed the reasons for the Balanced Capital V.I. Fund’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, the Balanced Capital V.I. Fund’s performance was affected by the underperformance of the Balanced Capital V.I. Fund’s equity segment in 2009 and 2010 and the Balanced Capital V.I. Fund’s fixed-income segment in 2008. The bulk of the underperformance for the Balanced Capital V.I. Fund’s equity segment was concentrated over the 18-month period ended August 31, 2010. During this time, cheap stocks with improving fundamentals noticeably underperformed more expensive stocks with deteriorating fundamentals, especially during the middle two quarters of 2009. In 2008, the Balanced Capital V.I. Fund’s fixed income segment detracted from aggregate performance due primarily to an overweight to high quality spread assets (agency and non-agency mortgages, commercial mortgage backed securities and asset backed securities) and an underweight to U.S. Treasuries.

The Board and BlackRock discussed BlackRock’s strategy for improving the Balanced Capital V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Balanced Capital V.I. Fund’s portfolio managers and to improve the Balanced Capital V.I. Fund’s performance.

The Board noted that the Basic Value V.I. Fund ranked in the third, first and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Capital Appreciation V.I. Fund ranked in the first quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

The Board noted that the Equity Dividend V.I. Fund ranked in the fourth, fourth and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Equity Dividend V.I. Fund’s underperformance during the one- and three-year periods compared with its Peers. The Board was informed that, among other things, negative asset allocation during the three-year period more than offset the Equity Dividend V.I. Fund’s positive stock selection.

The Board and BlackRock discussed BlackRock’s strategy for improving the Equity Dividend V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Equity Dividend V.I. Fund’s portfolio managers and to improve the Equity Dividend V.I. Fund’s performance.

The Board noted that the Global Allocation V.I. Fund ranked in the second quartile against its Lipper Performance Universe for the one-year period reported, and ranked 2 out of 4 funds against its Lipper Performance Universe for both the three- and five-year periods reported.

The Board noted that the Global Opportunities V.I. Fund ranked in the fourth, fourth and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Global Opportunities V.I. Fund’s underperformance during the one- and three-year periods compared with its Peers. The Board was informed that, among other things, over the one-year period the Global Opportunities V.I. Fund suffered primarily from timing effects associated with the addition and deletion of active risk at two points in the year.

The Board and BlackRock discussed BlackRock’s strategy for improving the Global Opportunities V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Global Opportunities V.I. Fund’s portfolio managers and to improve the Global Opportunities V.I. Fund’s performance.

The Board noted that the Government Income V.I. Fund ranked in the first, third and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Government Income V.I. Fund’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, underperformance was primarily driven by significant exposure to non-government debt, most notably to the non-agency mortgage and commercial mortgage backed securities (CMBS) markets.

The Board and BlackRock discussed BlackRock’s strategy for improving the Government Income V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Government Income V.I. Fund’s portfolio managers and to improve the Government Income V.I. Fund’s performance.

The Board noted that the High Income V.I. Fund ranked in the first, second and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the International Value V.I. Fund ranked in the third, second and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Large Cap Core V.I. Fund ranked in the fourth quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed and discussed the reasons for the Large Cap Core V.I. Fund’s underperformance during these periods compared with its Peers and actions being taken to improve Fund performance. The Board and BlackRock analyzed the performance of, and interaction between, the Large Cap Core V.I. Fund’s quantitative and fundamental strategies. BlackRock informed the Board that, among other things, the bulk of the underperformance was concentrated over the 18-month period ended August 31, 2010. During this time, higher quality stocks with improving fundamentals noticeably underperformed lower quality stocks with deteriorating fundamentals, especially during the middle two quarters of 2009.

The Board and BlackRock discussed BlackRock’s strategy for improving the Large Cap Core V.I. Fund’s performance and, at the Board and BlackRock’s initiative, BlackRock developed a plan that it has been implementing over the past 12 months, which includes the following enhancements, among others: (i) adding a Co-Portfolio Manager; (ii) adding personnel within the Quantitative Analytical Research Group to further support the quantitative portion of the investment team; (iii) dividing responsibility for fundamental research among analysts along sector lines; and (iv) assessing the effectiveness of the quantitative model used in the security selection process. BlackRock expressed to the Board its ongoing commitment to provide the resources necessary to assist the Large Cap Core V.I. Fund’s portfolio managers and to improve the Large Cap Core V.I. Fund’s performance.

The Board noted that the Large Cap Growth V.I. Fund ranked in the third, fourth and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Large Cap Growth V.I. Fund’s underperformance during these periods compared with its Peers and actions being taken to improve Fund performance. The Board and BlackRock analyzed the performance of, and interaction between, the Large Cap Growth V.I. Fund’s quantitative and fundamental strategies. BlackRock informed the Board that, among other things, the bulk of the underperformance was concentrated over the 18-month period ended August 31, 2010. During this time, higher quality stocks with improving fundamentals noticeably underperformed lower quality stocks with deteriorating fundamentals, especially during the middle two quarters of 2009.

The Board and BlackRock discussed BlackRock’s strategy for improving the Large Cap Growth V.I. Fund’s performance and, at the Board and BlackRock’s initiative, BlackRock developed a plan that it has been implementing over the past 12 months, which includes the following enhancements, among others: (i) adding a Co-Portfolio Manager; (ii) adding personnel within the Quantitative Analytical Research Group to further support the quantitative portion of the investment team; (iii) dividing responsibility for fundamental research among analysts along sector lines; and (iv) assessing the effectiveness of the quantitative model used in the security selection process. BlackRock expressed to the Board its ongoing commitment to provide the resources necessary to assist the Large Cap Growth V.I. Fund’s portfolio managers and to improve the Large Cap Growth V.I. Fund’s performance.

The Board noted that the Large Cap Value V.I. Fund ranked in the fourth quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed and discussed the reasons for the Large Cap Value V.I. Fund’s underperformance during these periods compared with its Peers and actions being taken to improve Fund performance. The Board and BlackRock analyzed the performance of, and interaction between, the Large Cap Value V.I. Fund’s quantitative and fundamental strategies. BlackRock informed the Board that, among other things, the bulk of the underperformance was concentrated over the 18-month period ended August 31, 2010. During this time, higher quality stocks with improving fundamentals noticeably underperformed lower quality stocks with deteriorating fundamentals, especially during the middle two quarters of 2009.

The Board and BlackRock discussed BlackRock’s strategy for improving the Large Cap Value V.I. Fund’s performance and, at the Board and BlackRock’s initiative, BlackRock developed a plan that it has been implementing over the past 12 months, which includes the following enhancements, among others: (i) adding a Co-Portfolio Manager; (ii) adding personnel within the Quantitative Analytical Research Group to further support the quantitative portion of the investment team; (iii) dividing responsibility for fundamental research among analysts along sector lines; and (iv) assessing the effectiveness of the quantitative model used in the security selection process. BlackRock expressed to the Board its ongoing commitment to provide the resources necessary to assist the Large Cap Value V.I. Fund’s portfolio managers and to improve the Large Cap Value V.I. Fund’s performance.

The Board noted that the Money Market V.I. Fund ranked in the third, second and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the S&P 500 Index V.I. Fund’s gross performance exceeded its benchmark index during each of the one-, three- and five-year periods reported.

The Board noted that the Total Return V.I. Fund ranked in the first, fourth and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Total Return V.I. Fund’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, underperformance in 2008 continues to weigh on long term performance.

The Board and BlackRock discussed BlackRock’s strategy for improving the Total Return V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Total Return V.I. Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that the Value Opportunities V.I. Fund ranked in the first, fourth and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Value Opportunities V.I. Fund’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, the biggest performance detractor was stock selection in the financials sector, as the Value Opportunities V.I. Fund’s holdings were hit hard by the credit crisis. An underweight to utilities and an overweight to consumer discretionary sectors also detracted meaningfully during the credit crisis period.

The Board and BlackRock discussed BlackRock’s strategy for improving the Value Opportunities V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Value Opportunities V.I. Fund’s portfolio managers and to improve the Value Opportunities V.I. Fund’s performance.

The Board noted that BlackRock has made changes to the organization of the overall equity group and fixed income group management structure designed to result in a strengthened leadership team.

C.  Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared each Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Balanced Capital V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Balanced Capital V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that effective June 1, 2011, the Balanced Capital V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Balanced Capital V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Balanced Capital V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Basic Value V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Basic Value V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that effective June 1, 2011, the Basic Value V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Basic Value V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Basic Value V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Capital Appreciation V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Capital Appreciation V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that effective June 1, 2011, the Capital Appreciation V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Capital Appreciation V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Capital Appreciation V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Equity Dividend V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Equity Dividend V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that effective June 1, 2011, the Equity Dividend V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Equity Dividend V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Equity Dividend V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Global Allocation V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Global Allocation V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that effective June 1, 2011, the Global Allocation V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Global Allocation V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Global Allocation V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Global Opportunities V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Global Opportunities V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that effective June 1, 2011, the Global Opportunities V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Global Opportunities V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Global Opportunities V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Government Income V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Government Income V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that effective June 1, 2011, the Government Income V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Government Income V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Government Income V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the High Income V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the High Income V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the High Income V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the aggregate assets of the High Income V.I. Fund, combined with the assets of Total Return V.I. Fund, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the High Income V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the International Value V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the International Value V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that effective June 1, 2011, the International Value V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the International Value V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the International Value V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Large Cap Core V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Large Cap Core V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Large Cap Core V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Large Cap Core V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Large Cap Core V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Large Cap Growth V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Large Cap Growth V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that effective June 1, 2011, the Large Cap Growth V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Large Cap Growth V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Large Cap Growth V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Large Cap Value V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Large Cap Value V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Large Cap Value V.I. Fund’s actual total expense ratio, after giving effect to any expense reimbursement or fee waivers by BlackRock, was lower than or equal to the median actual total expense ratio paid by the Large Cap Value V.I. Fund’s Peers, after giving effect to any expense reimbursement or fee waivers. The Board also noted that effective June 1, 2011, the Large Cap Value V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Large Cap Value V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Large Cap Value V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Money Market V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Money Market V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Money Market V.I. Fund’s actual management fee ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual management fee ratio paid by the Money Market V.I. Fund’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board also noted that the Money Market V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Money Market V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Money Market V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the S&P 500 Index V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the S&P 500 Index V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the S&P 500 Index V.I. Fund’s total net expenses on a class-by-class basis, as applicable. Additionally, the Board noted that BlackRock has voluntarily agreed to waive or reimburse management fees for the S&P 500 Index V.I. Fund.

The Board noted that the Total Return V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Total Return V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Total Return V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the aggregate assets of the Total Return V.I. Fund, combined with the assets of the High Income V.I. Fund, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Total Return V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Value Opportunities V.I. Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Value Opportunities V.I. Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that effective June 1, 2011, the Value Opportunities V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Value Opportunities V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Value Opportunities V.I. Fund’s total net expenses on a class-by-class basis, as applicable.

D.  Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable each Fund to participate in these economies of scale, for example through the use of, as applicable, contractual breakpoints, revised contractual breakpoints or revised voluntary breakpoints in the advisory fee based upon the asset level of each Fund, and in the case of High Income V.I. Fund and Total Return V.I. Fund, based on the combined assets of those two funds.

E.  Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to each Fund, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2012 and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to each Fund, as applicable, for a one-year term ending June 30, 2012. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to each Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BlackRock Variable Series Funds, Inc.
Officers and Directors

Officers and Directors
Robert M. Hernandez
Chair of the Board and Director

Fred G. Weiss
Vice Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Richard S. Davis, Director

Honorable Stuart E. Eizenstat, Director

Laurence D. Fink, Director

Kenneth A. Froot, Director

Henry Gabbay, Director

John F. O’Brien, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, President and
Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan
Chief Compliance Officer and Anti-
Money Laundering Officer

Ira P. Shapiro, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Financial Management, Inc.
New York, NY 10055

BlackRock Investment Management, LLC
Princeton, NJ 08540

BlackRock International Limited
Edinburgh, EH3 8JB, United Kingdom

BlackRock Institutional Management Corp.
Wilmington, DE 19809

Custodians
The Bank of New York Mellon1
New York, NY 10286

Brown Brothers Harriman & Co.2
Boston, MA 02109

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Co.
Boston, MA 02116

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Willkie, Farr & Gallagher LLP
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

[1]	For all Funds except BlackRock Global Allocation V.I. Fund, BlackRock International Value V.I. Fund and BlackRock Large Cap Growth V.I. Fund.
[2]	For BlackRock Global Allocation V.I. Fund, BlackRock International Value V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

BlackRock Variable Series Funds, Inc.
Additional Information

Board Approvals

On March 18, 2011, the Board approved certain changes to the Fund. In particular, the Board approved a change in the name of the Fund to “BlackRock High Yield V.I. Fund,” a change in the Fund’s investment objective to “to maximize total return, consistent with income generation and prudent investment management” and certain changes to the Fund’s principal investment strategies, as detailed below. These changes are effective on October 1, 2011.

Effective October 1, 2011, the principal investment strategies of the Fund are as follows:

The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund normally invests at least 80% of its assets in high yield bonds. The Fund may also invest in convertible and preferred securities. These securities will be counted toward the Fund’s 80% policy to the extent they have characteristics similar to the securities included within that policy. The high yield securities (commonly called “junk bonds”) acquired by the Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s (“S&P”) or Ba or lower by Moody’s Investor Services (“Moody’s”) or will be determined by the Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The Fund may invest up to 30% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The Fund can also invest, to the extent consistent with its investment objective, in non-U.S. and emerging market securities and currencies. The Fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

General Information

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in each Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy- related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third par ties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

#16897-6/11

Item 2 —	Code of Ethics — Not Applicable to this semi-annual report

Item 3 —	Audit Committee Financial Expert — Not Applicable to this semi-annual report

Item 4 —	Principal Accountant Fees and Services — Not Applicable to this semi-annual report

Item 5 —	Audit Committee of Listed Registrants — Not Applicable

Item 6 —	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 —	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies — Not Applicable

Item 8 —	Portfolio Managers of Closed-End Management Investment Companies — Not Applicable

Item 9 —	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers — Not Applicable

Item 10 —	Submission of Matters to a Vote of Security Holders —There have been no material changes to these procedures.

Item 11 —	Controls and Procedures

11(a) —	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) —	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 —	Exhibits attached hereto

12(a)(1) —	Code of Ethics — Not Applicable to this semi-annual report

12(a)(2) —	Certifications — Attached hereto

12(a)(3) —	Not Applicable

12(b) —	Certifications — Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
BlackRock Variable Series Funds, Inc.

By:	/s/ John M. Perlowski John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.
Date: September 2, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.
Date: September 2, 2011

By:	/s/ Neal J. Andrews Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Variable Series Funds, Inc.
Date: September 2, 2011

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